PIMCO Funds
Prospectus
July 30, 2021 (as supplemented December 1, 2021)
Bond Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO Climate Bond Fund	PCEIX	PCEPX	PCEWX	–	PCEBX	PCECX	–
PIMCO Dynamic Bond Fund	PFIUX	PUCPX	PFNUX	–	PUBAX	PUBCX	PUBRX
PIMCO Extended Duration Fund	PEDIX	PEDPX	–	–	–	–	–
PIMCO GNMA and Government Securities Fund	PDMIX	PPGNX	PANNX	–	PAGNX	PCGNX	–
PIMCO Investment Grade Credit Bond Fund	PIGIX	PBDPX	PCNNX	PGCAX	PBDAX	PBDCX	–
PIMCO Long Duration Total Return Fund	PLRIX	PLRPX	–	–	PLRAX	PLRCX	–
PIMCO Long-Term U.S. Government Fund	PGOVX	PLTPX	–	PLGBX	PFGAX	PFGCX	–
PIMCO Moderate Duration Fund	PMDRX	PMOPX	–	–	–	–	–
PIMCO Mortgage-Backed Securities Fund	PTRIX	PMRPX	PSANX	–	PMRAX	PMRCX	–
PIMCO Mortgage Opportunities and Bond Fund	PMZIX	PMZPX	PMZNX	–	PMZAX	PMZCX	–
PIMCO Strategic Bond Fund	PUTIX	PUTPX	–	–	ATMAX	ATMCX	–
PIMCO Total Return Fund	PTTRX	PTTPX	PTTNX	PTRAX	PTTAX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	PMTPX	–	PRADX	–	–	–
PIMCO Total Return Fund IV	PTUIX	–	–	–	PTUZX	–	–
PIMCO Total Return ESG Fund	PTSAX	PRAPX	–	PRFAX	PTGAX	PTGCX	–
As with other mutuaI funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.
As permitted by reguIations adopted by the Securities and Exchange Commission, paper copies of the Fund's annuaI and semi-annuaI sharehoIder reports wiII no Ionger be sent by maiI, unIess you specificaIIy request paper copies of the reports from the Fund or from your financiaI intermediary, such as a broker-deaIer or bank. Instead, the reports wiII be made avaiIabIe on the Fund's website, pimco.com/Iiterature, and you wiII be notified by maiI each time a report is posted and provided with a website Iink to access the report.
If you aIready eIected to receive sharehoIder reports eIectronicaIIy, you wiII not be affected by this change and you need not take any action. You may eIect to receive sharehoIder reports and other communications from the Fund eIectronicaIIy by visiting pimco.com/edeIivery or by contacting your financiaI intermediary, such as a broker-deaIer or bank.
You may eIect to receive aII future reports in paper free of charge. If you own these shares through a financiaI intermediary, such as a broker-deaIer or bank, you may contact your financiaI intermediary to request that you continue to receive paper copies of your sharehoIder reports. If you invest directIy with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your sharehoIder reports by caIIing 888.87.PIMCO (888.877.4626). Your eIection to receive reports in paper wiII appIy to aII funds heId with the fund compIex if you invest directIy with the Fund or to aII funds heId in your account if you invest through a financiaI intermediary, such as a broker-deaIer or bank.

PIMCO Climate Bond Fund

Investment Objective
The Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.54%	0.64%	0.74%	0.94%	1.69%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.54%	0.64%	0.69%	0.94%	1.69%
1
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.51%, 0.61%, 0.66%, 0.91% and 1.66% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$173	$302	$677
I-2	$65	$205	$357	$798
I-3	$70	$232	$407	$914
Class A	$319	$518	$733	$1,354
Class C	$272	$533	$918	$1,998
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$319	$518	$733	$1,354
Class C	$172	$533	$918	$1,998
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will normally vary from 2 years to 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests opportunistically in a broad spectrum of climate focused instruments and debt from issuers demonstrating leadership with respect to addressing climate related factors. Given the long term nature of the risks and opportunities presented by climate change and resource depletion, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies.
The Fund’s investments ordinarily include labeled and unlabeled “green” bonds, as well as the debt of issuers demonstrating leadership in addressing risk and opportunities around climate related change. Labeled green bonds are those issues with proceeds specifically

PIMCO Funds | Prospectus  1

PIMCO Climate Bond Fund

earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Unlabeled green bonds or climate-aligned bonds are securities with proceeds used for climate-aligned projects and initiatives but are issued without formal certifications. When considering whether an issuer has demonstrated leadership in addressing risk and opportunities around climate related change, PIMCO may consider a variety of factors, such as whether an issuer provides low carbon solutions, has implemented or prepared a transition plan to a low carbon economy or such other factors that PIMCO may determine are relevant.
When considering an investment, PIMCO may utilize the following resources, among others, to evaluate climate related factors: PIMCO’s internal research and scoring process relating to climate factors, third party research and data providers, an issuer’s alignment with international commitments deemed relevant by PIMCO (such as the 2016 Paris Agreement on climate change), and/or information made available by the issuer, such as carbon emissions and intensity. In determining the efficacy of an issuer’s environmental practices, PIMCO will use its own proprietary assessments of material environmental and climate-oriented issues and may also reference standards as set forth by recognized global organizations, such as entities sponsored by the United Nations.
The Fund may avoid investment in the securities of issuers whose business practices with respect to climate specific factors do not meet criteria established by PIMCO. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their environmental practices or preparations for a low carbon economy. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications and letters. Through these engagement activities, PIMCO will seek to identify opportunities for a company to improve its climate focused practices and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund has flexibility to invest in securities of issuers whose climate-related practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. The Fund may exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted.
The Fund may invest in up to 25% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO (except such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities). In the event that ratings and services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
New Fund Risk:  the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares

2  Prospectus | PIMCO Funds

Prospectus

Climate-Related Investing Risk:  the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  3

PIMCO Climate Bond Fund

foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s benchmark index is the Bloomberg MSCI Green Bond Index, USD Hedged which offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds. It is not possible to invest directly in an unmanaged index. Lipper General Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	8.11%
Worst Quarter	March 31, 2020	-4.88%
Year-to-Date	June 30, 2021	0.01%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	Since Inception	Inception Date
Institutional Class Return Before Taxes	6.77%	6.49%	12/10/2019
Institutional Class Return After Taxes on Distributions(1)	5.76%	5.49%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.99%	4.52%
I-2 Return Before Taxes	6.65%	6.37%	12/10/2019
I-3 Return Before Taxes	6.60%	6.32%	12/10/2019
Class A Return Before Taxes	3.95%	3.81%	12/10/2019
Class C Return Before Taxes	4.54%	5.26%	12/10/2019
Bloomberg MSCI Green Bond Index, USD Hedged (reflects no deductions for fees, expenses or taxes)	6.67%	5.93%
Lipper General Bond Funds Average (reflects no deductions for taxes)(2)	6.94%	6.94%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.

4  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jelle Brons, Ketish Pothalingam, Scott Mather and Samuel Mary. Mr. Brons and Mr. Pothalingam are Executive Vice Presidents of PIMCO. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Mary is a Vice President of PIMCO. Messrs. Brons, Pothalingam, Mather and Mary have jointly and primarily managed the Fund since its inception in December 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  5

PIMCO Dynamic Bond Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C	Class R
Management Fees	0.80%	0.90%	1.00%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%	0.50%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.83%	0.93%	1.03%	1.23%	1.98%	1.48%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83%	0.93%	0.98%	1.23%	1.98%	1.48%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.81%, 0.91%, 0.96%, 1.21%, 1.96% and 1.46% for Institutional Class, I-2, I-3, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$85	$265	$460	$1,025
I-2	$95	$296	$515	$1,143
I-3	$100	$323	$564	$1,255
Class A	$496	$751	$1,025	$1,808
Class C	$301	$621	$1,068	$2,306
Class R	$151	$468	$808	$1,768
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$496	$751	$1,025	$1,808
Class C	$201	$621	$1,068	$2,306
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 431% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on PIMCO’s market forecasts. Duration is a

6  PIMCO Funds | Prospectus

Prospectus

measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the even that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  7

PIMCO Dynamic Bond Fund

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s benchmark index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

8  Prospectus | PIMCO Funds

Prospectus

  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	6.42%
Worst Quarter	March 31, 2020	-5.22%
Year-to-Date	June 30, 2021	1.13%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.43%	4.86%	3.18%
Institutional Class Return After Taxes on Distributions(1)	3.93%	3.22%	1.76%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.18%	3.01%	1.82%
I-2 Return Before Taxes	5.32%	4.76%	3.08%
I-3 Return Before Taxes	5.28%	4.75%	3.10%
Class A Return Before Taxes	1.10%	3.65%	2.38%
Class C Return Before Taxes	3.21%	3.65%	2.02%
Class R Return Before Taxes	4.74%	4.19%	2.52%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.98%	1.51%	0.91%
Lipper Absolute Return Bond Funds Average (reflects no deductions for taxes)	4.42%	4.20%	3.06%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Daniel J. Ivascyn and Mohsen Fahmi. Mr. Seidner is CIO Non-traditional Strategies, and Mr. Ivascyn is Group Chief Investment Officer. Each of Messrs. Seidner, Ivascyn and Fahmi is a Managing Director of PIMCO. Mr. Seidner has managed the Fund since January 2015, and Messrs. Ivascyn and Fahmi have managed the Fund since September 2014.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  9

PIMCO Extended Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A
Management Fees	0.50%	0.60%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.63%	0.73%	1.03%
1
“Other Expenses” include interest expense of 0.13%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60% and 0.90% for Institutional Class, I-2 and Class A shares, respectively.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$202	$351	$786
I-2	$75	$233	$406	$906
Class A	$476	$691	$922	$1,587
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$476	$691	$922	$1,587
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 220% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the FTSE STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of May 31, 2021 was 27.06 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other

10  PIMCO Funds | Prospectus

Prospectus

restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  11

PIMCO Extended Duration Fund

Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Class A shares of the Fund have not commenced operations as of the date of this prospectus.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bonds and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the FTSE Bond Index, which include coupon strips with less than one year remaining to maturity. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	September 30, 2011	52.32%
Worst Quarter	December 31, 2016	-17.41%
Year-to-Date	June 30, 2021	-9.91%

12  Prospectus | PIMCO Funds

Prospectus

Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	24.73%	10.45%	11.21%
Institutional Class Return After Taxes on Distributions(1)	18.58%	7.77%	7.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	17.92%	7.30%	7.72%
I-2 Return Before Taxes	24.61%	10.34%	11.10%
FTSE STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	24.26%	10.56%	11.63%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	10.06%	6.43%	5.46%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  13

PIMCO GNMA and Government
Securities Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.61%	0.71%	0.91%	1.66%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%	0.61%	0.66%	0.91%	1.66%
1
“Other Expenses” include interest expense of 0.01%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
I-2	$62	$195	$340	$762
I-3	$67	$222	$390	$878
Class A	$464	$654	$860	$1,453
Class C	$269	$523	$902	$1,965
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class C	$169	$523	$902	$1,965
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1091% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”) and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may not invest in securities denominated in foreign currencies, but may invest without

14  PIMCO Funds | Prospectus

Prospectus

limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  15

PIMCO GNMA and Government Securities Fund

reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the
Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the GNMA. The Lipper GNMA Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	September 30, 2011	3.20%
Worst Quarter	June 30, 2013	-2.70%
Year-to-Date	June 30, 2021	-0.26%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.76%	3.38%	3.29%
Institutional Class Return After Taxes on Distributions(1)	4.73%	2.11%	1.98%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.40%	2.01%	1.96%
I-2 Return Before Taxes	5.65%	3.28%	3.18%
I-3 Return Before Taxes	5.60%	3.22%	3.13%
Class A Return Before Taxes	1.41%	2.18%	2.49%
Class C Return Before Taxes	3.55%	2.20%	2.11%
Bloomberg GNMA Index (reflects no deductions for fees, expenses or taxes)	3.68%	2.78%	2.92%
Lipper GNMA Funds Average (reflects no deductions for taxes)	3.65%	2.33%	2.40%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and

16  Prospectus | PIMCO Funds

Prospectus

the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  17

PIMCO Investment Grade Credit Bond
Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.62%	0.72%	0.77%	0.92%	1.67%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%	0.62%	0.67%	0.77%	0.92%	1.67%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
I-2	$63	$199	$346	$774
I-3	$68	$225	$396	$890
Administrative Class	$79	$246	$428	$954
Class A	$465	$657	$865	$1,464
Class C	$270	$526	$907	$1,976
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$465	$657	$865	$1,464
Class C	$170	$526	$907	$1,976
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Credit Index, as calculated by PIMCO, which as of May 31, 2021 was 8.04 years.

18  PIMCO Funds | Prospectus

Prospectus

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. Investment grade debt securities are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  19

PIMCO Investment Grade Credit Bond Fund

instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Corporate Debt Funds BBB-Rated Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

20  Prospectus | PIMCO Funds

Prospectus

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	8.59%
Worst Quarter	March 31, 2020	-6.03%
Year-to-Date	June 30, 2021	-1.03%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.51%	6.89%	6.27%
Institutional Class Return After Taxes on Distributions(1)	5.89%	5.13%	4.17%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.48%	4.54%	4.00%
I-2 Return Before Taxes	7.40%	6.79%	6.18%
I-3 Return Before Taxes	7.35%	6.74%	6.12%
Administrative Class Return Before Taxes	7.24%	6.63%	6.01%
Class A Return Before Taxes	3.02%	5.65%	5.44%
Class C Return Before Taxes	5.27%	5.68%	5.07%
Bloomberg U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	9.35%	6.44%	5.40%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	10.06%	6.43%	5.46%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Mohit Mittal and Amit Arora. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO. Mr. Mittal is a Managing Director of PIMCO. Mr. Arora is an Executive Vice President of PIMCO. Mr. Kiesel has managed the Fund since November 2002, and Messrs. Mittal and Arora have managed the Fund since October 2016.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  21

PIMCO Long Duration Total Return
Fund

Investment Objective
The Fund seeks maximum total return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.50%	0.60%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.59%	0.69%	0.99%	1.74%
1
“Other Expenses” include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60%, 0.90% and 1.65% for Institutional Class, I-2, Class A and Class C shares, respectively.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$60	$189	$329	$738
I-2	$70	$221	$384	$859
Class A	$472	$678	$902	$1,543
Class C	$277	$548	$944	$2,052
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$472	$678	$902	$1,543
Class C	$177	$548	$944	$2,052
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Long-Term Government/ Credit Index, as calculated by PIMCO, which as of May 31, 2021 was 16.00 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with

22  PIMCO Funds | Prospectus

Prospectus

any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  23

PIMCO Long Duration Total Return Fund

reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Class A shares (September 8, 2017) and Class C shares (January 5, 2018) performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	September 30, 2011	11.23%
Worst Quarter	December 31, 2016	-7.98%
Year-to-Date	June 30, 2021	-3.84%

24  Prospectus | PIMCO Funds

Prospectus

Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	17.77%	10.16%	8.34%
Institutional Class Return After Taxes on Distributions(1)	11.90%	6.61%	5.38%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.45%	6.45%	5.34%
I-2 Return Before Taxes	17.65%	10.05%	8.24%
Class A Return Before Taxes	12.88%	8.88%	7.51%
Class C Return Before Taxes	15.43%	8.91%	7.11%
Bloomberg Long-Term Government/Credit Index (reflects no deductions for fees, expenses or taxes)	16.12%	9.35%	8.16%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	10.06%	6.43%	5.46%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil, Mohit Mittal and Steve Rodosky. Messrs. Cudzil, Mittal and Rodosky are Managing Directors of PIMCO. Messrs. Cudzil and Mittal have managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  25

PIMCO Long-Term U.S. Government
Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.475%	0.575%	0.675%	0.475%	0.575%	0.575%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.565%	0.665%	0.765%	0.815%	0.915%	1.665%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.565%	0.665%	0.715%	0.815%	0.915%	1.665%
1
“Other Expenses” include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.475%, 0.575%, 0.625%, 0.725%, 0.825% and 1.575% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$181	$316	$708
I-2	$68	$213	$370	$829
I-3	$73	$239	$420	$944
Administrative Class	$83	$260	$452	$1,008
Class A	$465	$656	$863	$1,458
Class C	$269	$525	$905	$1,971
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$465	$656	$863	$1,458
Class C	$169	$525	$905	$1,971
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 249% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally

26  PIMCO Funds | Prospectus

Prospectus

have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  27

PIMCO Long-Term U.S. Government Fund

Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The I-3 shares of the Fund have not commenced operations as of the date of this prospectus.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The Lipper General U.S. Government Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	September 30, 2011	22.65%
Worst Quarter	December 31, 2016	-11.95%
Year-to-Date	June 30, 2021	-7.28%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	17.89%	7.68%	7.56%
Institutional Class Return After Taxes on Distributions(1)	10.45%	5.23%	2.85%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	13.84%	5.25%	3.84%
I-2 Return Before Taxes	17.78%	7.57%	7.45%
Administrative Class Return Before Taxes	17.60%	7.41%	7.29%
Class A Return Before Taxes	13.08%	6.49%	6.77%
Class C Return Before Taxes	15.69%	6.51%	6.38%
Bloomberg Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	17.70%	7.85%	7.80%
Lipper General U.S. Government Funds Average (reflects no deductions for taxes)	7.43%	3.25%	2.95%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

28  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  29

PIMCO Moderate Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2
Management Fees	0.46%	0.56%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Total Annual Fund Operating Expenses	0.46%	0.56%
Example.  The Example is intended to help you compare the cost of investing in Institutional Class or I-2 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
I-2	$57	$179	$313	$701
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 315% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Intermediate Government/Credit Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of May 31, 2021 was 4.18 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

30  PIMCO Funds | Prospectus

Prospectus

Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  31

PIMCO Moderate Duration Fund

restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. The Lipper Short-Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	3.87%
Worst Quarter	June 30, 2013	-2.08%
Year-to-Date	June 30, 2021	-0.59%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.97%	4.07%	3.60%
Institutional Class Return After Taxes on Distributions(1)	6.03%	2.92%	2.24%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.97%	2.65%	2.24%
I-2 Return Before Taxes	7.86%	3.97%	3.49%
Bloomberg Intermediate Government/Credit Index (reflects no deductions for fees, expenses or taxes)	6.43%	3.64%	3.11%
Lipper Short-Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	5.07%	2.95%	2.52%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

32  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather and Mike Cudzil. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Cudzil is a Managing Director of PIMCO. Mr. Mather has managed the Fund since September 2014, and Mr. Cudzil has managed the Fund since July 2018.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  33

PIMCO Mortgage-Backed Securities
Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.62%	0.72%	0.92%	1.67%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%	0.62%	0.67%	0.92%	1.67%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
I-2	$63	$199	$346	$774
I-3	$68	$225	$396	$890
Class A	$465	$657	$865	$1,464
Class C	$270	$526	$907	$1,976
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$465	$657	$865	$1,464
Class C	$170	$526	$907	$1,976
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 909% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO

34  PIMCO Funds | Prospectus

Prospectus

to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation,

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  35

PIMCO Mortgage-Backed Securities Fund

currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of about 1,000,000 individual fixed rate MBS pools into approximately 5,500 generic aggregates. The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/ securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	March 31, 2019	2.43%
Worst Quarter	June 30, 2013	-2.14%
Year-to-Date	June 30, 2021	0.36%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.29%	3.98%	3.68%
Institutional Class Return After Taxes on Distributions(1)	4.05%	2.57%	2.26%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.12%	2.42%	2.23%
I-2 Return Before Taxes	5.19%	3.87%	3.57%
I-3 Return Before Taxes	5.15%	3.83%	3.53%
Class A Return Before Taxes	0.95%	2.77%	2.87%
Class C Return Before Taxes	3.09%	2.79%	2.50%
Bloomberg U.S. MBS Fixed-Rate Index (reflects no deductions for fees, expenses or taxes)	3.87%	3.06%	3.02%
Lipper U.S. Mortgage Funds Average (reflects no deductions for taxes)	4.09%	3.10%	3.08%

36  Prospectus | PIMCO Funds

Prospectus

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  37

PIMCO Mortgage Opportunities and
Bond Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.60%	0.70%	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.68%	0.78%	0.88%	1.08%	1.83%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%	0.78%	0.83%	1.08%	1.83%
1
“Other Expenses” include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.60%, 0.70%, 0.75%, 1.00% and 1.75% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$69	$218	$379	$847
I-2	$80	$249	$433	$966
I-3	$85	$276	$483	$1,080
Class A	$481	$706	$948	$1,643
Class C	$286	$576	$990	$2,148
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$481	$706	$948	$1,643
Class C	$186	$576	$990	$2,148
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 913% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest up to 50% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if

38  PIMCO Funds | Prospectus

Prospectus

unrated, as determined by PIMCO (except such limitation shall not apply to the Fund’s investments in mortgage-related securities). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt (“inverse floater”) securities. The Fund may invest up to 10% of its total assets in mortgage- or real estate-related equity instruments, including preferred securities, common stock, convertible securities and other equity-related instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  39

PIMCO Mortgage Opportunities and Bond Fund

Extension Risk:  the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested
Prepayment Risk:  the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates
Privately Issued Mortgage-Related Securities Risk:  the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers
Real Estate Risk:  the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Distribution Rate Risk:  the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s benchmark index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.  Lipper Absolute Return Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

40  Prospectus | PIMCO Funds

Prospectus

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	4.92%
Worst Quarter	March 31, 2020	-3.55%
Year-to-Date	June 30, 2021	1.32%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Institutional Class Return Before Taxes	5.46%	4.48%	5.42%	10/22/2012
Institutional Class Return After Taxes on Distributions(1)	3.74%	2.62%	3.59%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.20%	2.60%	3.37%
I-2 Return Before Taxes	5.35%	4.37%	5.31%	10/22/2012
I-3 Return Before Taxes	5.31%	4.33%	5.26%	4/27/2018
Class A Return Before Taxes	1.11%	3.27%	4.50%	10/22/2012
Class C Return Before Taxes	3.23%	3.29%	4.21%	10/22/2012
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.98%	1.51%	1.02%
Lipper Absolute Return Bond Funds Average (reflects no deductions for taxes)(2)	4.42%	4.20%	2.88%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund‘s portfolio is jointly and primarily managed by Joshua Anderson, Daniel Hyman, Alfred Murata and Jing Yang. Messrs. Anderson, Hyman and Murata are Managing Directors of PIMCO. They have managed the Fund since its inception in October 2012. Ms. Yang is an Executive Vice President of PIMCO and has managed the Fund since July 2018.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  41

PIMCO Strategic Bond Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.55%	0.65%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.57%	0.67%	0.97%	1.72%
Fee Waiver and/or Expense Reimbursement(2)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%	0.62%	0.92%	1.67%
1
“Other Expenses” include interest expense of 0.01%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.51%, 0.61%, 0.91% and 1.66% for Institutional Class, I-2, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$178	$313	$709
I-2	$63	$209	$368	$830
Class A	$465	$668	$886	$1,516
Class C	$270	$537	$929	$2,026
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$465	$668	$886	$1,516
Class C	$170	$537	$929	$2,026
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 385% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 1 year to positive 5 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may seek to manage capital gain distributions by, among other things, attempting to use losses from sales of securities that have declined in price to offset gains that would otherwise be taxable subject to maintenance of the portfolio investment strategy. However, such strategy may be unsuccessful or only partially successful and the Fund may realize taxable gains. For example, the Fund may realize taxable gains in order to satisfy cash redemption requests or when PIMCO believes the benefits of a transaction resulting in the realization of taxable gains outweigh tax considerations.

42  PIMCO Funds | Prospectus

Prospectus

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  43

PIMCO Strategic Bond Fund

Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Tax-Efficient Investing Risk:  the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s broad-based securities market index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. The 3 Month USD LIBOR Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.  Effective July 30, 2018, certain changes were made to the Fund’s principal investment strategies, including reduced exposure to municipal securities, high yield securities (“junk bonds”), securities and instruments that are economically tied to emerging market countries

44  Prospectus | PIMCO Funds

Prospectus

and foreign currencies, and a more constrained duration guideline. The Fund’s performance information prior to July 30, 2018 relates only to the Fund’s former principal investment strategies.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	4.52%
Worst Quarter	March 31, 2020	-3.82%
Year-to-Date	June 30, 2021	0.62%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.32%	5.08%	3.36%
Institutional Class Return After Taxes on Distributions(1)	3.43%	4.18%	2.57%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.54%	3.77%	2.44%
I-2 Return Before Taxes	4.22%	4.97%	3.25%
Class A Return Before Taxes	0.00%	3.87%	2.57%
Class C Return Before Taxes	2.12%	3.88%	2.23%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.98%	1.51%	0.91%
Lipper Absolute Return Bond Funds Average (reflects no deductions for taxes)	4.42%	4.20%	3.06%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner and Mohit Mittal. Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO, and he has managed the Fund since January 2015. Mr. Mittal is a Managing Director of PIMCO and has managed the Fund since July 2018.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  45

PIMCO Total Return Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.47%	0.57%	0.67%	0.72%	0.81%	1.56%	1.06%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.47%	0.57%	0.62%	0.72%	0.81%	1.56%	1.06%
1
“Other Expenses” include interest expense of 0.01%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.46%, 0.56%, 0.61%, 0.71%, 0.80%, 1.55% and 1.05% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$151	$263	$591
I-2	$58	$183	$318	$714
I-3	$63	$209	$368	$830
Administrative Class	$74	$230	$401	$894
Class A	$455	$624	$808	$1,339
Class C	$259	$493	$850	$1,856
Class R	$108	$337	$585	$1,294
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$455	$624	$808	$1,339
Class C	$159	$493	$850	$1,856
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 430% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31,

46  PIMCO Funds | Prospectus

Prospectus

2021 was 6.19 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.
The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons
(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  47

PIMCO Total Return Fund

in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported

48  Prospectus | PIMCO Funds

Prospectus

on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	3.88%
Worst Quarter	June 30, 2013	-3.60%
Year-to-Date	June 30, 2021	-1.06%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.88%	4.86%	4.19%
Institutional Class Return After Taxes on Distributions(1)	6.42%	3.29%	2.51%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.40%	3.06%	2.55%
I-2 Return Before Taxes	8.77%	4.76%	4.09%
I-3 Return Before Taxes	8.72%	4.71%	4.03%
Administrative Class Return Before Taxes	8.61%	4.60%	3.93%
Class A Return Before Taxes	4.44%	3.69%	3.40%
Class C Return Before Taxes	6.69%	3.70%	3.02%
Class R Return Before Taxes	8.24%	4.22%	3.54%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	9.18%	5.06%	4.31%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  49

PIMCO Total Return Fund II

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
I-2	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 483% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of May 31, 2021 was 6.19 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

50  PIMCO Funds | Prospectus

Prospectus

Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  51

PIMCO Total Return Fund II

on a regular basis. The Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	3.71%
Worst Quarter	June 30, 2013	-3.30%
Year-to-Date	June 30, 2021	-1.45%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.34%	5.08%	3.92%
Institutional Class Return After Taxes on Distributions(1)	5.61%	3.37%	2.31%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.21%	3.18%	2.41%
I-2 Return Before Taxes	8.24%	4.97%	3.82%
Administrative Class Return Before Taxes	8.07%	4.82%	3.66%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	9.18%	5.06%	4.31%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

52  Prospectus | PIMCO Funds

PIMCO Total Return Fund IV

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	Class A
Management Fees	0.50%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.87%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.85% for Institutional Class and Class A shares, respectively.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
Class A	$460	$642	$839	$1,407
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$460	$642	$839	$1,407
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 403% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2021 was 6.19 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody’s Investors Service, Inc., (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 15% of its total assets in such instruments).
The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described

PIMCO Funds | Prospectus  53

PIMCO Total Return Fund IV

in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities, although the Fund will not invest in common stock.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s

54  Prospectus | PIMCO Funds

Prospectus

inability or unwillingness to make principal or interest payments in a timely fashion
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	3.60%
Worst Quarter	June 30, 2013	-3.26%
Year-to-Date	June 30, 2021	-0.95%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Institutional Class Return Before Taxes	7.33%	4.70%	4.24%	5/26/2011
Institutional Class Return After Taxes on Distributions(1)	6.33%	3.64%	3.10%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.32%	3.14%	2.81%
Class A Return Before Taxes	2.95%	3.54%	3.47%	5/26/2011
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.69%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	9.18%	5.06%	4.09%(2)

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  55

PIMCO Total Return Fund IV

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

56  Prospectus | PIMCO Funds

PIMCO Total Return ESG Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 80 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.53%	0.63%	0.73%	0.78%	0.93%	1.68%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%	0.63%	0.68%	0.78%	0.93%	1.68%
1
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$170	$296	$665
I-2	$64	$202	$351	$786
I-3	$69	$228	$401	$902
Administrative Class	$80	$249	$433	$966
Class A	$318	$515	$728	$1,342
Class C	$271	$530	$913	$1,987
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$318	$515	$728	$1,342
Class C	$171	$530	$913	$1,987
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 327% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2021 was 6.19 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest

PIMCO Funds | Prospectus  57

PIMCO Total Return ESG Fund

rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.
In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to PIMCO’s satisfaction. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

58  Prospectus | PIMCO Funds

Prospectus

Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  59

PIMCO Total Return ESG Fund

Environmental, Social and Governance Investing Risk:  the risk that, because the Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. For periods prior to the inception date of the Class A shares (February 3, 2020) and Class C shares (February 3, 2020), performance information shown in the table for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by those classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least
65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	4.13%
Worst Quarter	June 30, 2013	-3.31%
Year-to-Date	June 30, 2021	-0.94%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.97%	4.84%	3.99%
Institutional Class Return After Taxes on Distributions(1)	7.08%	3.53%	2.50%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.41%	3.16%	2.47%
I-2 Return Before Taxes	8.86%	4.74%	3.88%
Administrative Class Return Before Taxes	8.70%	4.58%	3.73%
Class A Return Before Taxes	6.14%	3.94%	3.34%
Class C Return Before Taxes	6.74%	3.65%	2.80%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	9.18%	5.06%	4.31%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

60  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel, Mohit Mittal and Jelle Brons. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Messrs. Mather, Kiesel and Mittal are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019 and Mr. Brons has jointly and primarily managed the Fund since April 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 62 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  61

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to: PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A, Class C and Class R
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s Web site for more information.

62  Prospectus | PIMCO Funds

Prospectus

Description of Principal Risks
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.
Principal Risk	PIMCO Climate Bond Fund	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Investment Grade Credit Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund
New Fund	x	–	–	–	–	–	–	–
Small Fund	x	–	–	–	–	–	–	–
Interest Rate	x	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x
High Yield	x	x	x	–	x	x	–	x
Market	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	–	x
Derivatives	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x	x
Extension	–	–	–	–	–	–	–	–
Prepayment	–	–	–	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	–	–	–	–	–	–	–
Real Estate	–	–	–	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	–	x
Emerging Markets	x	x	x	x	x	x	–	x
Sovereign Debt	x	x	x	–	x	x	–	x
Currency	x	x	x	–	x	x	–	x
Leveraging	x	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x	x
Convertible Securities	–	–	–	–	–	–	–	–
Environmental, Social and Governance Investing	–	–	–	–	–	–	–	–
Climate-Related Investing	x	–	–	–	–	–	–	–
Tax-Efficient Investing	–	–	–	–	–	–	–	–
Distribution Rate	–	–	–	–	–	–	–	–
LIBOR Transition Risk	–	x	x	x	x	x	x	x

Principal Risk	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund
New Fund	–	–	–	–	–	–	–
Small Fund	–	–	–	–	–	–	–
Interest Rate	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x
High Yield	–	x	x	x	–	–	x

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  63

PIMCO Funds

Principal Risk	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund
Market	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x
Extension	–	x	–	–	–	–	–
Prepayment	–	x	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	x	–	–	–	–	–
Real Estate	–	x	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	–	x	x	–	x	x
Emerging Markets	x	–	x	x	–	x	x
Sovereign Debt	–	–	x	x	–	x	x
Currency	–	–	x	x	–	–	x
Leveraging	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x
Tax-Efficient Investing	–	–	x	–	–	–	–
Convertible Securities	–	x	–	x	–	x	–
Environmental, Social and Governance Investing	–	–	–	–	–	–	x
Climate-Related Investing	–	–	–	–	–	–	–
Distribution Rate	–	x	–	–	–	–	–
LIBOR Transition Risk	x	x	x	x	x	x	x
New Fund Risk
A new Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. New Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new Fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Small Fund Risk
A smaller Fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the Fund to liquidate. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchases or redemptions.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, a Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

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High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.

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Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under “Interest Rate Risk,” interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers,

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portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Extension Risk
The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by a Fund. In addition, as payments are received later than expected, a Fund may miss the opportunity to reinvest in higher yielding securities.
Prepayment Risk
The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS (“SMBS”) is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.
Privately Issued Mortgage-Related Securities Risk
There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.
Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Risk
Investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real

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estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
Foreign (Non-U.S.) Investment Risk
Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. A Fund may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default

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or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with current federal securities laws, rules and staff positions, PIMCO will attempt to mitigate the Fund’s leveraging risk by segregating or “earmarking” liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where the Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.

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Short Exposure Risk
A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.
Tax-Efficient Investing Risk
A Fund may engage in investment strategies intended to manage capital gain distributions. For example, a Fund may attempt to use losses from sales of securities that have declined to offset future gains that would otherwise be taxable. Any such strategy may be unsuccessful or only partially successful, and investors may experience adverse tax effects, including, but not limited to potentially greater tax liability than other PIMCO-advised funds. Additionally, such strategies may reduce investment returns or result in investment losses, which could cause the Fund and investors to lose money. Further, a Fund’s focus on income generation may result in a higher overall tax liability as income may be taxed at a higher rate than capital gains.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock, but more risk than its debt obligations.
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Environmental, Social and Governance Investing Risk
A Fund’s Environmental, Social and Governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than performance, carries the risk that the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any

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judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG practices. Socially responsible norms differ by region, and an issuer’s ESG practices or PIMCO’s assessment of an issuer’s ESG practices may change over time. PIMCO’s ESG process seeks to exclude issuers deemed to be fundamentally misaligned with sustainability principles. In addition, as a result of PIMCO’s engagement activities, the Fund may purchase securities that do not currently engage in ESG practices that meet criteria established by PIMCO, in an effort to improve an issuer’s ESG practices. Successful application of the Fund’s ESG investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
Climate-Related Investing Risk
A Fund’s climate-related investing strategy, which typically selects or excludes securities of certain issuers for reasons other than performance, carries a risk that the Fund’s performance will differ from funds that do not utilize a climate-related investment strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact a Fund’s performance. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s climate-related practices. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its climate-related practices. Socially responsible norms differ by region, and a issuer’s climate-related practices or PIMCO’s assessment of an issuer’s climate-related practices may change over time. In addition, as a result of PIMCO’s engagement activities, a Fund may purchase securities that do not currently engage in climate-related practices that meet criteria established by PIMCO, in an effort to improve an issuer’s climate-related practices. Successful application of a Fund’s climate-related investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material climate-related issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
Distribution Rate Risk
Although a Fund may seek to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
LIBOR Transition Risk
Certain instruments in which a Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration ( “IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In

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addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings.

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Management of the Funds
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2021, PIMCO had approximately $2.20 trillion in assets under management.
Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2021, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Climate Bond Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Dynamic Bond Fund	0.80%	0.90%	1.00%	N/A	0.95%	0.95%	0.95%
PIMCO Extended Duration Fund	0.50%	0.60%	N/A	N/A	0.65%(1)	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Investment Grade Credit Bond Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
PIMCO Long Duration Total Return Fund	0.50%	0.60%	N/A	N/A	0.65%	0.65%	N/A
PIMCO Long-Term U.S. Government Fund	0.475%	0.575%	0.675%(1)	0.475%	0.575%	0.575%	N/A
PIMCO Moderate Duration Fund	0.46%	0.56%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.70%	0.80%	N/A	0.75%	0.75%	N/A
PIMCO Strategic Bond Fund	0.55%	0.65%	N/A	N/A	0.70%	0.70%	N/A
PIMCO Total Return Fund	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
PIMCO Total Return Fund II	0.50%	0.60%	N/A	0.50%	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.50%	N/A	N/A	N/A	0.60%	N/A	N/A
PIMCO Total Return ESG Fund	0.50%	0.60%	0.70%(1)	0.50%	0.65%	0.65%	N/A
1
This share class was not operational during the fiscal year ended March 31, 2021.
■
Advisory Fees.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2021, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
Fund	Advisory Fees(1) All Classes
PIMCO Climate Bond Fund	0.25%
PIMCO Dynamic Bond Fund	0.55%
PIMCO Extended Duration Fund	0.25%
PIMCO GNMA and Government Securities Fund	0.25%
PIMCO Investment Grade Credit Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Moderate Duration Fund	0.25%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Mortgage Opportunities and Bond Fund	0.35%
PIMCO Strategic Bond Fund	0.25%
PIMCO Total Return Fund	0.25%

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Fund	Advisory Fees(1) All Classes
PIMCO Total Return Fund II	0.25%
PIMCO Total Return Fund IV	0.25%
PIMCO Total Return ESG Fund	0.25%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 116.
A discussion of the basis for the Board of Trustees’ approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2020.
■
Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses), and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
For the fiscal year ended March 31, 2021, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees(1)
Fund	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Climate Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Dynamic Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	N/A	0.40%(2)	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Investment Grade Credit Bond Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	N/A	0.40%	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.45%(2)	0.25%	0.35%	0.35%	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Strategic Bond Fund	0.30%	0.40%	N/A	N/A	0.45%	0.45%	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.41%	0.21%	0.30%	0.30%	0.30%
PIMCO Total Return Fund II	0.25%	0.35%	N/A	0.25%	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	N/A	N/A	N/A	0.35%	N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.35%	0.45%(2)	0.25%	0.40%	0.40%	N/A
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 116.
2
This share class was not operational during the fiscal year ended March 31, 2021.
Expense Limitation Agreement
PIMCO has contractually agreed through July 31, 2022 to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “ Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “ Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any

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organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreement
PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Climate Bond Fund, PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund and PIMCO Total Return ESG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO has contractually agreed, through July 31, 2022, to waive the supervisory and administrative fee it receives from the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to each class. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived as set forth above (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total SB Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Mortgage Opportunities and Bond	Joshua Anderson	10/12*
Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

PIMCO Investment Grade Credit Bond	Amit Arora	10/16
Executive Vice President, PIMCO. He is a portfolio manager on the global corporate bond team. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading, at J.P. Morgan. Mr. Arora was previously with Bear Stearns as a managing director on the structured credit derivatives trading desk, responsible for pricing, trading and hedging of all non-single name credit derivative products in investment grade and high yield credits. Before joining Bear Stearns, he worked on the foreign exchange Treasury desk at
Citibank. He has investment experience since 1997 and holds an MBA from NYU Stern
School of Business and a bachelor’s degree in mechanical engineering from the Indian
Institute of Technology (IIT Bombay). He is a Certified Financial Risk Manager (FRM).

PIMCO Climate Bond PIMCO Total Return ESG	Jelle Brons	12/19* 4/19
Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for
CreditDelta, a credit market and portfolio analysis tool. He has investment experience since
2002 and holds a master’s degree in actuarial science and econometrics from the University of Amsterdam and a master’s degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk
Manager (FRM).

PIMCO Extended Duration PIMCO GNMA and Government Securities PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government PIMCO Moderate Duration PIMCO Mortgage-Backed Securities	Mike Cudzil	2/16 1/13 2/16 2/16 7/18 1/13	Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
PIMCO Dynamic Bond	Mohsen Fahmi	9/14
Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with
Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1985 and holds an MBA from Stanford University.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO GNMA and Government Securities PIMCO Mortgage-Backed Securities PIMCO Mortgage Opportunities and Bond	Daniel Hyman	7/12 7/12 10/12*
Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit
Suisse where he traded Agency pass-throughs.

PIMCO Dynamic Bond	Daniel J. Ivascyn	9/14
Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in
1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has investment experience since
1992 and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

PIMCO Investment Grade Credit Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Mark Kiesel	11/02 9/14 9/14 9/14 9/14
CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment
Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Climate Bond	Samuel Mary	12/19*
Vice President, PIMCO. Mr. Mary is an ESG research analyst, focused on the integration of
ESG (environmental, social, and governance) factors into PIMCO’s portfolio management and credit research. He also leads PIMCO’s research on climate change. Prior to joining PIMCO in
2018, he worked as a senior ESG and sustainability research analyst at Kepler Cheuvreux, where he was responsible for the group’s thematic and impact investing research product,
ESG corporate access and in-house ESG integration framework, based on methodologies that integrate ESG issues within fundamental equity analysis for specific sectors. He has investment experience since 2011 and holds a master’s degree in management with a specialization in finance from ESCP Europe. He was Extel’s top-ranked individual for SRI
Research in 2017, based on surveys of UK asset managers.

PIMCO Climate Bond PIMCO Moderate Duration PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Scott Mather	12/19* 9/14 9/14 9/14 9/14 9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Investment Grade Credit Bond PIMCO Long Duration Total Return PIMCO Strategic Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Mohit Mittal	10/16 2/16 7/18 12/19 12/19 12/19 12/19
Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee.
Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the
University of Pennsylvania and an undergraduate degree in computer science from Indian
Institute of Technology (IIT) in Delhi, India.

PIMCO Mortgage Opportunities and Bond	Alfred Murata	10/12*
Managing Director, PIMCO. Mr. Murata is a portfolio manager focusing on mortgage- and asset-backed securities. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies.

PIMCO Climate Bond	Ketish Pothalingam	12/19*
Executive Vice President, PIMCO. Mr. Pothalingam is a portfolio manager focusing on U.K.
credit investing in the European portfolio management group. He is a member of PIMCO’s
ESG (environmental, social, and governance) team, focusing on corporate credit and global bond ESG portfolios, and is PIMCO’s elected representative on the ICMA’s Green Bond
Principles and Social Bond Principles Executive Committee. Prior to joining PIMCO in 2009, he was a credit fund manager with Threadneedle Investments in London. Before that, he was with Lehman Brothers in London as executive director, responsible for sterling credit trading.
He previously spent 11 years with HSBC Holdings in London and Tokyo. He has investment and financial services experience since 1987 and holds an undergraduate degree from
University College London and a diploma (niveau moyen) from L’Institut D’Etudes Francaises de Tours. He holds the InvestmentManagement Certificate and is a member of the UK Society of Investment Professionals.

PIMCO Extended Duration PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government	Steve Rodosky	7/07 7/07 7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Dynamic Bond PIMCO Strategic Bond	Marc Seidner	1/15 1/15
CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014.
Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at
Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Mortgage Opportunities and Bond	Jing Yang	7/18
Ms. Yang is an executive vice president and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since
2006 and holds a Ph.D in Bioinformatics and a master’s degree in statistics from the
University of Chicago

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). Please note all direct account requests or inquiries should be mailed to the Trust’s transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Classes of Shares
Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
PIMCO Total Return ESG Fund and PIMCO Climate Bond Fund - Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%	0.00%*
*
As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Contingent Deferred Sales Charges - Class A Shares” below.
All other Funds — Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.
Combined Purchase Privilege and Right of Accumulation (Breakpoints).    A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a

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single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.    Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Total Return ESG Fund for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Reinstatement Privilege.   A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within
120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.   To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.
If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.    In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint

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discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:
■
all of the investor’s accounts held directly with the Trust or through a financial firm;
■
any account of the investor at another financial firm; and
■
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $1,000,000 ($250,000 in the case of the PIMCO Total Return ESG Fund) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*
Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
■
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
■
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
■
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
■
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C CDSC:
■
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A and Class C  shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A and Class C  shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant making periodic purchases through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other

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fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.  Please see the SAI for additional details.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds’ sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Class R Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.
The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.
Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Purchasing Shares – Class R” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.
Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.
Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.
These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.
No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

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Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class  shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
I-2  shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3  shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class  shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A, Class C and Class R Shares.   The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.
Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%
Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Administrative Class Shares.   The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Administrative Class	Distribution and/ or Servicing Fee
All Funds	0.25%
Servicing Arrangements
Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to

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the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares.
With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.   The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”); or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s).

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In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios.   Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Funds, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges.   In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment(which in some instances is held virtually), meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds.

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Payments.   Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
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Automated telephone and wire transfer procedures
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Automatic purchase, exchange and withdrawal programs
■
A link from your PIMCO Fund account to your bank account
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Special arrangements for tax-qualified retirement plans
■
Investment programs which allow you to reduce or eliminate the initial sales charges
■
Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A and Class C
You can purchase Class A or Class C shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.   Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
■
Through the Distributor.   You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account

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with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
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Investment Minimums — Class A and Class C  Shares.   The following investment minimums apply for purchases of Class A and Class C  shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Class R
Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Class R Shares” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.
Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.
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Investment Minimums — Class R Shares.  There is no minimum initial or additional investment in Class R shares.
To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.
The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler’s check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.
Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class
Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares” above.
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Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares.   The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.
Initial Investment	Subsequent Investments
$1 million per account	None
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Initial Investment.   Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares.” The completed Account Application may be submitted using the following methods: Facsimile: 816.421.2861 Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024 Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407 E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to: PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest
Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of

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regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
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Additional Investments.  An investor may purchase additional Institutional Class  and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or
I-3 shares.
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Other Purchase Information.  Purchases of a Fund’s Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.
Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A and Class C
You can redeem (sell) Class A or Class C shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.   Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
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Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;
3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent
■
Online Account Access
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Expedited wire transfers
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Automatic Withdrawal Plan
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Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Class R
Class R shares may be redeemed through the investor’s plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.
Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust’s Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust’s Transfer Agent and may charge for their services.
Redeeming Shares — Institutional Class  and Administrative Class
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Redemptions in Writing.   Investors may redeem (sell) Institutional Class  and Administrative Class shares by sending a facsimile, written request or e-mail as follows: Facsimile: 816.421.2861 Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024 Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407 E-mail: piprocess@dstsystems.com
The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
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Redemptions by Telephone.   An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may

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experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Funds’ use of redemptions in kind is discussed below.
Redemptions In Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s

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in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
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Class A and Class C.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
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Institutional Class and Administrative Class.   If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A and Class C  shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

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An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, each Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
Under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an

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emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund’s portfolio holdings and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.
Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.
Verification of Identity
To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.
How Fund Shares are Priced
The price of a Fund’s shares is based on a Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.
On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund’s NAV will be calculated based on the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may

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change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board of Trustees approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.
When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”
Under certain circumstances, the per share NAV of a class of a Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.
In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A, Class C or Class R shareholder may choose from the following distribution options:
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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial

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intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.
Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.   A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds to shareholders will be eligible to be reported as qualified dividends. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.
Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
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Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Important Tax Reporting Considerations.  Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its

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Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
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Backup Withholding.   Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes.  A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Funds.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Funds described under “Fund Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the

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Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Certain PIMCO Funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.
Investment Selection
Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

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Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of thirty years would be expected to fall approximately 30% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans
Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds, particularly the lower rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Fund to sell its bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds

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U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The values of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Funds may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

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One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the PIMCO Total Return IV and PIMCO Mortgage Opportunities and Bond Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Each Fund (except the PIMCO Total Return Fund IV) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Loan Participations and Assignments
Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund’s portfolio managers believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund’s NAV, yield and total return.

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Focused Investment
To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate

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obligation of similar credit quality. Each Fund (except the PIMCO Mortgage Opportunities and Bond Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset- backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund many invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. Except with respect to the PIMCO Total Return Fund IV, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A

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Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions.  Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.
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Limited Voting Rights.  Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Securities
Each Fund (except the PIMCO Long-Term U.S. Government and PIMCO Total Return II Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of

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commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are: foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test

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determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. In accordance with current federal securities

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laws, rules and staff positions, the Fund will segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.
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Redenomination.  Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
Repurchase Agreements
Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund (except the PIMCO Total Return Fund IV) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. In accordance with current federal securities laws, rules and staff positions, a Fund will segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.
Each Fund (except the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC. The PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of its respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.
Derivatives
Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the SAI.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the

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Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
Management Risk.   Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk.   The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk.   Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk.   Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with current federal securities laws, rules and staff positions, to limit leverage risk, each Fund will segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability.   Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.
There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.   Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, or impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Other risks in using derivatives include the risk of mispricing and improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Correlation Risk.   In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered  in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance)  of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including

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borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). In accordance with current federal securities laws, rules and staff positions, to the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions. When a Fund has sold a security on a when-issued, delayed

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delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. The PIMCO Total Return Fund IV will segregate or “earmark” cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.
Investment in Other Investment Companies
Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.
Each Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Small-Cap and Mid-Cap Companies
Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In accordance with current federal securities laws, rules and staff positions, when making a short sale (other than a “short sale against the box”), a Fund must segregate or “earmark” assets determined to be liquid by PIMCO or otherwise cover its position in a permissible manner. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, a Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments
Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to a Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets.

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Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Fund Distribution Rates
Although certain Funds may seek to maintain level distributions, such Funds’ distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.
Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see a Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds  that were operational during the last fiscal year.
Temporary Defensive Positions
For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Fund engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund’s total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund’s custody account. Cash assets are generally not income-generating and would impact a Fund’s performance.
Changes in Investment Objectives and Policies
The investment objectives of each of the PIMCO Climate Bond, PIMCO Extended Duration, PIMCO Long Duration Total Return, PIMCO Mortgage Opportunities and Bond, PIMCO Total Return IV and PIMCO Dynamic Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO GNMA and Government Securities, PIMCO Investment Grade Credit Bond, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities, PIMCO Strategic Bond Fund and PIMCO Dynamic Bond Funds has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better

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or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Fund could receive a higher rating or a lower rating during the period in which they are held by a Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
ESG Investing
As the investment adviser to the PIMCO Total Return ESG Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to ESG practices. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of critical ESG issues and will, when appropriate, also reference standards as set forth by recognized global organizations such as the United Nations. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with an issuer’s management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and works collaboratively with an issuer’s management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the issuer’s own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage issuers in all the ways that an investor in an issuer’s equity securities does.
Climate-Related Investing
As the investment adviser to the PIMCO Climate Bond Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to climate-related practices. In determining the efficacy of an issuer’s climate-related practices, PIMCO will use its own proprietary assessments of critical climate-related factors and will, when appropriate, reference standards as set forth by recognized global organizations such as the United Nations. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with an issuer’s management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for an issuer to improve its climate-related practices, and works collaboratively with an issuer’s management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose climate-related practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the issuer’s own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage issuers in all the ways that an investor in an issuer’s equity securities does.
Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.
Cyber Security
As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving a Fund’s third

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party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

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Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Class A shares of the PIMCO Extended Duration Fund, I-3 shares of the PIMCO Long-Term U.S. Government Fund and I-3 shares of the PIMCO Total Return ESG Fund have not commenced operations during the periods shown, financial performance information is not provided for the share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust’s Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Climate Bond Fund
Institutional Class
03/31/2021	$ 9.47	$ 0.14	$ 0.85	$ 0.99	$ (0.21)	$ (0.02)	$ 0.00	$ (0.23)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
I-2
03/31/2021	$ 9.47	$ 0.14	$ 0.84	$ 0.98	$ (0.20)	$ (0.02)	$ 0.00	$ (0.22)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
I-3
03/31/2021	$ 9.47	$ 0.13	$ 0.85	$ 0.98	$ (0.20)	$ (0.02)	$ 0.00	$ (0.22)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
Class A
03/31/2021	$ 9.47	$ 0.10	$ 0.85	$ 0.95	$ (0.17)	$ (0.02)	$ 0.00	$ (0.19)
12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	0.00	(0.04)
Class C
03/31/2021	$ 9.47	$ 0.03	$ 0.85	$ 0.88	$ (0.10)	$ (0.02)	$ 0.00	$ (0.12)
12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	0.00	(0.02)
PIMCO Dynamic Bond Fund
Institutional Class
03/31/2021	$ 9.99	$ 0.41	$ 0.79	$ 1.20	$ (0.35)	$ 0.00	$ 0.00	$ (0.35)
03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)
03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)
03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)
03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)
I-2
03/31/2021	$ 9.99	$ 0.40	$ 0.79	$ 1.19	$ (0.34)	$ 0.00	$ 0.00	$ (0.34)
03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)
03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)
03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)
03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)
I-3
03/31/2021	$ 9.99	$ 0.40	$ 0.79	$ 1.19	$ (0.34)	$ 0.00	$ 0.00	$ (0.34)
03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)
04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A
03/31/2021	$ 9.99	$ 0.37	$ 0.79	$ 1.16	$ (0.31)	$ 0.00	$ 0.00	$ (0.31)
03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)
03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)
03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)
03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
Class C
03/31/2021	$ 9.99	$ 0.28	$ 0.80	$ 1.08	$ (0.23)	$ 0.00	$ 0.00	$ (0.23)
03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)
03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)
03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)
03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)

116  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 10.23	10.48%	$ 13,684	0.54%	0.54%	0.51%	0.51%	1.36%	79%
9.47	(4.78)	5,131	0.50 *	1.84 *	0.50 *	1.84 *	1.79 *	21

$ 10.23	10.36%	$ 1,107	0.64%	0.64%	0.61%	0.61%	1.38%	79%
9.47	(4.82)	10	0.60 *	1.94 *	0.60 *	1.94 *	1.66 *	21

$ 10.23	10.31%	$ 47	0.69%	0.74%	0.66%	0.71%	1.27%	79%
9.47	(4.84)	20	0.65 *	2.04 *	0.65 *	2.04 *	1.61 *	21

$ 10.23	10.04%	$ 590	0.94%	0.94%	0.91%	0.91%	0.96%	79%
9.47	(4.90)	28	0.90 *	2.24 *	0.90 *	2.24 *	1.40 *	21

$ 10.23	9.22%	$ 59	1.69%	1.69%	1.66%	1.66%	0.28%	79%
9.47	(5.12)	50	1.65 *	2.99 *	1.65 *	2.99 *	0.66 *	21

$ 10.84	12.14%	$ 3,247,810	0.83%	0.83%	0.81%	0.81%	3.87%	431%
9.99	(2.81)	2,767,966	0.85	0.85	0.81	0.81	3.79	433
10.81	3.59	3,019,494	1.00	1.01	0.80	0.81	4.33	307
10.81	4.05	2,516,446	(d)(e)0.94	(d)(e)0.94	(d)(e)0.86	(d)(e)0.86	4.38	138
10.91	9.48	2,715,487	1.09	1.09	0.90	0.90	5.45	275

$ 10.84	12.03%	$ 324,410	0.93%	0.93%	0.91%	0.91%	3.77%	431%
9.99	(2.91)	314,077	0.95	0.95	0.91	0.91	3.69	433
10.81	3.49	451,788	1.10	1.11	0.90	0.91	4.20	307
10.81	3.95	311,754	(e)(f)1.04	(e)(f)1.04	(e)(f)0.96	(e)(f)0.96	4.28	138
10.91	9.37	307,329	1.19	1.19	1.00	1.00	5.92	275

$ 10.84	11.98%	$ 6,803	0.98%	1.03%	0.96%	1.01%	3.78%	431%
9.99	(2.96)	3,615	1.00	1.05	0.96	1.01	3.65	433
10.81	3.57	3,807	1.15 *	1.21 *	0.95 *	1.01 *	3.97 *	307

$ 10.84	11.70%	$ 260,754	1.23%	1.23%	1.21%	1.21%	3.48%	431%
9.99	(3.20)	211,965	1.25	1.25	1.21	1.21	3.40	433
10.81	3.18	252,532	1.40	1.41	1.20	1.21	3.95	307
10.81	3.64	282,645	(e)(g)1.34	(e)(g)1.34	(e)(g)1.26	(e)(g)1.26	3.99	138
10.91	9.04	227,510	1.49	1.49	1.30	1.30	5.11	275

$ 10.84	10.86%	$ 29,487	1.98%	1.98%	1.96%	1.96%	2.67%	431%
9.99	(3.93)	76,545	2.00	2.00	1.96	1.96	2.69	433
10.81	2.41	148,113	2.15	2.16	1.95	1.96	3.21	307
10.81	2.86	192,440	(e)(g)2.09	(e)(g)2.09	(e)(g)2.01	(e)(g)2.01	3.21	138
10.91	8.12	256,511	2.24	2.24	2.05	2.05	4.36	275

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  117

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Class R
03/31/2021	$ 9.99	$ 0.34	$ 0.79	$ 1.13	$ (0.28)	$ 0.00	$ 0.00	$ (0.28)
03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)
03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)
03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)
03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)
PIMCO Extended Duration Fund
Institutional Class
03/31/2021	$ 11.09	$ 0.28	$ (2.30)	$ (2.02)	$ (0.31)	$ (1.64)	$ 0.00	$ (1.95)
03/31/2020	7.83	0.21	3.26	3.47	(0.20)	0.00	(0.01)	(0.21)
03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)
03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)
03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)
I-2
03/31/2021	$ 11.09	$ 0.29	$ (2.32)	$ (2.03)	$ (0.30)	$ (1.64)	$ 0.00	$ (1.94)
03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)
03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)
03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)
03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)
PIMCO GNMA and Government Securities Fund
Institutional Class
03/31/2021	$ 11.31	$ 0.12	$ 0.17	$ 0.29	$ (0.24)	$ 0.00	$ 0.00	$ (0.24)
03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)
03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)
03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)
03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)
I-2
03/31/2021	$ 11.31	$ 0.11	$ 0.17	$ 0.28	$ (0.23)	$ 0.00	$ 0.00	$ (0.23)
03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)
03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)
03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)
03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)
I-3
03/31/2021	$ 11.31	$ 0.11	$ 0.16	$ 0.27	$ (0.22)	$ 0.00	$ 0.00	$ (0.22)
03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)
01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A
03/31/2021	$ 11.31	$ 0.08	$ 0.16	$ 0.24	$ (0.19)	$ 0.00	$ 0.00	$ (0.19)
03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)
03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)
03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)
03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)
Class C
03/31/2021	$ 11.31	$ (0.00)	$ 0.16	$ 0.16	$ (0.11)	$ 0.00	$ 0.00	$ (0.11)
03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)
03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)
03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)
03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)
PIMCO Investment Grade Credit Bond Fund
Institutional Class
03/31/2021	$ 10.16	$ 0.33	$ 0.64	$ 0.97	$ (0.37)	$ (0.04)	$ 0.00	$ (0.41)
03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)
03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)
03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)
03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)
I-2
03/31/2021	$ 10.16	$ 0.32	$ 0.64	$ 0.96	$ (0.36)	$ (0.04)	$ 0.00	$ (0.40)
03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)
03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)
03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)
03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

118  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 10.84	11.42%	$ 5,928	1.48%	1.48%	1.46%	1.46%	3.21%	431%
9.99	(3.44)	4,979	1.50	1.50	1.46	1.46	3.15	433
10.81	2.92	6,710	1.65	1.66	1.45	1.46	3.69	307
10.81	3.38	6,720	(e)(g)1.59	(e)(g)1.59	(e)(g)1.51	(e)(g)1.51	3.72	138
10.91	8.77	7,531	1.74	1.74	1.55	1.55	4.84	275

$ 7.12	(21.28)%	$ 1,052,474	0.63%	0.63%	0.50%	0.50%	2.81%	220%
11.09	44.99	1,387,952	1.71	1.71	0.50	0.50	2.39	179
7.83	7.35	1,179,560	1.17	1.17	0.50	0.50	2.73	150
7.58	6.10	1,246,628	0.94	0.94	0.50	0.50	2.85	138
7.44	(7.15)	1,125,339	0.68	0.68	0.50	0.50	2.81	93

$ 7.12	(21.35)%	$ 26,264	0.73%	0.73%	0.60%	0.60%	2.83%	220%
11.09	44.85	45,892	1.81	1.81	0.60	0.60	2.29	179
7.83	7.25	73,261	1.27	1.27	0.60	0.60	2.59	150
7.58	6.00	43,436	1.04	1.04	0.60	0.60	2.74	138
7.44	(7.25)	41,075	0.78	0.78	0.60	0.60	2.52	93

$ 11.36	2.57%	$ 891,491	0.51%	0.51%	0.50%	0.50%	1.08%	1,091%
11.31	6.89	665,068	0.83	0.83	0.50	0.50	2.58	903
10.94	4.60	314,613	0.71	0.71	0.50	0.50	2.62	862
10.80	0.08	296,502	0.53	0.53	0.50	0.50	2.14	1,049
11.11	0.75	296,252	0.51	0.51	0.50	0.50	1.82	1,536

$ 11.36	2.47%	$ 876,543	0.61%	0.61%	0.60%	0.60%	0.95%	1,091%
11.31	6.79	586,843	0.93	0.93	0.60	0.60	2.46	903
10.94	4.50	108,751	0.81	0.81	0.60	0.60	2.53	862
10.80	(0.01)	86,645	0.63	0.63	0.60	0.60	2.03	1,049
11.11	0.65	63,938	0.61	0.61	0.60	0.60	1.70	1,536

$ 11.36	2.42%	$ 2,703	0.66%	0.71%	0.65%	0.70%	0.93%	1,091%
11.31	6.74	6,040	0.98	1.03	0.65	0.70	2.49	903
10.94	1.37	10	0.86 *	0.91 *	0.65 *	0.70 *	2.99 *	862

$ 11.36	2.17%	$ 343,893	0.91%	0.91%	0.90%	0.90%	0.68%	1,091%
11.31	6.47	258,662	1.23	1.23	0.90	0.90	2.19	903
10.94	4.19	205,514	1.11	1.11	0.90	0.90	2.22	862
10.80	(0.31)	218,142	0.93	0.93	0.90	0.90	1.75	1,049
11.11	0.35	173,854	0.91	0.91	0.90	0.90	1.43	1,536

$ 11.36	1.40%	$ 36,785	1.66%	1.66%	1.65%	1.65%	(0.04)%	1,091%
11.31	5.68	53,843	1.98	1.98	1.65	1.65	1.45	903
10.94	3.41	40,513	1.86	1.86	1.65	1.65	1.45	862
10.80	(1.06)	51,216	1.68	1.68	1.65	1.65	0.98	1,049
11.11	(0.40)	74,234	1.66	1.66	1.65	1.65	0.68	1,536

$ 10.72	9.51%	$ 10,087,718	0.52%	0.52%	0.50%	0.50%	3.00%	173%
10.16	2.17	7,770,682	0.85	0.85	0.50	0.50	3.65	213
10.35	4.91	6,523,295	0.77	0.77	0.50	0.50	3.84	149
10.29	3.88	7,360,972	0.59	0.59	0.50	0.50	3.48	84
10.36	6.03	6,332,729	0.51	0.51	0.50	0.50	3.64	133

$ 10.72	9.40%	$ 6,892,128	0.62%	0.62%	0.60%	0.60%	2.90%	173%
10.16	2.08	4,864,454	0.95	0.95	0.60	0.60	3.53	213
10.35	4.81	3,310,855	0.87	0.87	0.60	0.60	3.75	149
10.29	3.78	2,748,140	0.69	0.69	0.60	0.60	3.39	84
10.36	5.92	1,509,819	0.61	0.61	0.60	0.60	3.58	133

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  119

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
I-3
03/31/2021	$ 10.16	$ 0.31	$ 0.64	$ 0.95	$ (0.35)	$ (0.04)	$ 0.00	$ (0.39)
03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)
04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)
Administrative Class
03/31/2021	$ 10.16	$ 0.30	$ 0.64	$ 0.94	$ (0.34)	$ (0.04)	$ 0.00	$ (0.38)
03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)
03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)
03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)
03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)
Class A
03/31/2021	$ 10.16	$ 0.29	$ 0.63	$ 0.92	$ (0.32)	$ (0.04)	$ 0.00	$ (0.36)
03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)
03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)
03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)
03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)
Class C
03/31/2021	$ 10.16	$ 0.20	$ 0.64	$ 0.84	$ (0.24)	$ (0.04)	$ 0.00	$ (0.28)
03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)
03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)
03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)
03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2021	$ 11.16	$ 0.44	$ (0.22)	$ 0.22	$ (0.42)	$ (1.05)	$ 0.00	$ (1.47)
03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)
03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)
03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)
03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)
I-2
03/31/2021	$ 11.16	$ 0.43	$ (0.22)	$ 0.21	$ (0.41)	$ (1.05)	$ 0.00	$ (1.46)
03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)
03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)
03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)
03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)
Class A
03/31/2021	$ 11.16	$ 0.39	$ (0.21)	$ 0.18	$ (0.38)	$ (1.05)	$ 0.00	$ (1.43)
03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)
03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)
09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C
03/31/2021	$ 11.16	$ 0.31	$ (0.22)	$ 0.09	$ (0.29)	$ (1.05)	$ 0.00	$ (1.34)
03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)
03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)
01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)
PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2021	$ 7.87	$ 0.14	$ (1.11)	$ (0.97)	$ (0.21)	$ (1.46)	$ 0.00	$ (1.67)
03/31/2020	6.16	0.18	1.71	1.89	(0.18)	0.00	0.00	(0.18)
03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)
03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)
03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)
I-2
03/31/2021	$ 7.87	$ 0.14	$ (1.11)	$ (0.97)	$ (0.21)	$ (1.46)	$ 0.00	$ (1.67)
03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)
03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)
03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)
03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

120  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 10.72	9.34%	$ 103,026	0.67%	0.72%	0.65%	0.70%	2.86%	173%
10.16	2.02	104,412	1.00	1.05	0.65	0.70	3.49	213
10.35	5.71	62,801	0.92 *	0.97 *	0.65 *	0.70 *	3.82 *	149

$ 10.72	9.23%	$ 116,339	0.77%	0.77%	0.75%	0.75%	2.76%	173%
10.16	1.91	115,603	1.10	1.10	0.75	0.75	3.39	213
10.35	4.65	104,992	1.02	1.02	0.75	0.75	3.55	149
10.29	3.62	217,578	0.84	0.84	0.75	0.75	3.23	84
10.36	5.76	177,286	0.76	0.76	0.75	0.75	3.48	133

$ 10.72	9.07%	$ 1,500,859	0.92%	0.92%	0.90%	0.90%	2.61%	173%
10.16	1.76	1,390,384	1.25	1.25	0.90	0.90	3.25	213
10.35	4.50	1,397,045	1.17	1.17	0.90	0.90	3.43	149
10.29	3.47	1,768,405	0.99	0.99	0.90	0.90	3.09	84
10.36	5.60	1,004,734	0.91	0.91	0.90	0.90	3.28	133

$ 10.72	8.26%	$ 254,017	1.67%	1.67%	1.65%	1.65%	1.86%	173%
10.16	1.01	358,653	2.00	2.00	1.65	1.65	2.51	213
10.35	3.72	413,202	1.92	1.92	1.65	1.65	2.68	149
10.29	2.70	535,919	1.74	1.74	1.65	1.65	2.33	84
10.36	4.82	582,565	1.66	1.66	1.65	1.65	2.52	133

$ 9.91	0.94%	$ 3,020,570	0.59%	0.59%	0.50%	0.50%	3.81%	179%
11.16	17.07	3,166,512	1.07	1.07	0.50	0.50	3.53	269
10.62	5.72	3,599,618	0.97	0.97	0.50	0.50	3.96	189
10.56	5.95	2,945,114	1.00	1.00	0.50	0.50	4.09	156
10.63	3.52	2,790,764	0.69	0.69	0.50	0.50	4.34	116

$ 9.91	0.84%	$ 114,487	0.69%	0.69%	0.60%	0.60%	3.73%	179%
11.16	16.95	70,053	1.17	1.17	0.60	0.60	3.41	269
10.62	5.62	48,245	1.07	1.07	0.60	0.60	3.84	189
10.56	5.84	29,416	1.10	1.10	0.60	0.60	4.03	156
10.63	3.42	9,939	0.79	0.79	0.60	0.60	4.24	116

$ 9.91	0.55%	$ 37,262	0.99%	0.99%	0.90%	0.90%	3.40%	179%
11.16	16.61	42,787	1.47	1.47	0.90	0.90	3.11	269
10.62	5.31	16,084	1.37	1.37	0.90	0.90	3.57	189
10.56	(2.27)	19,215	1.40 *	1.40 *	0.90 *	0.90 *	4.26 *	156

$ 9.91	(0.21)%	$ 3,381	1.74%	1.74%	1.65%	1.65%	2.69%	179%
11.16	15.76	1,550	2.22	2.22	1.65	1.65	2.35	269
10.62	4.53	354	2.12	2.12	1.65	1.65	2.69	189
10.56	(2.85)	36	2.15 *	2.15 *	1.65 *	1.65 *	3.08 *	156

$ 5.23	(14.90)%	$ 581,538	0.565%	0.565%	0.475%	0.475%	1.90%	249%
7.87	31.11	422,051	1.855	1.855	0.475	0.475	2.64	220
6.16	5.95	565,854	0.965	0.965	0.475	0.475	2.67	141
6.01	3.47	1,240,260	0.775	0.775	0.475	0.475	2.62	148
5.98	(4.21)	1,450,163	0.655	0.655	0.475	0.475	2.77	61

$ 5.23	(14.99)%	$ 80,506	0.665%	0.665%	0.575%	0.575%	1.90%	249%
7.87	30.98	100,913	1.955	1.955	0.575	0.575	2.53	220
6.16	5.84	55,408	1.065	1.065	0.575	0.575	2.55	141
6.01	3.37	48,727	0.875	0.875	0.575	0.575	2.53	148
5.98	(4.31)	39,443	0.755	0.755	0.575	0.575	2.64	61

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  121

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
03/31/2021	$ 7.87	$ 0.13	$ (1.11)	$ (0.98)	$ (0.20)	$ (1.46)	$ 0.00	$ (1.66)
03/31/2020	6.16	0.16	1.71	1.87	(0.16)	0.00	0.00	(0.16)
03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)
03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)
03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class A
03/31/2021	$ 7.87	$ 0.12	$ (1.11)	$ (0.99)	$ (0.19)	$ (1.46)	$ 0.00	$ (1.65)
03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)
03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)
03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)
03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class C
03/31/2021	$ 7.87	$ 0.06	$ (1.10)	$ (1.04)	$ (0.14)	$ (1.46)	$ 0.00	$ (1.60)
03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)
03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)
03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)
03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)
PIMCO Moderate Duration Fund
Institutional Class
03/31/2021	$ 10.50	$ 0.19	$ 0.25	$ 0.44	$ (0.24)	$ (0.28)	$ 0.00	$ (0.52)
03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)
03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)
03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)
03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)
I-2
03/31/2021	$ 10.50	$ 0.18	$ 0.25	$ 0.43	$ (0.23)	$ (0.28)	$ 0.00	$ (0.51)
03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)
03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)
03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)
03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)
PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2021	$ 10.54	$ 0.22	$ 0.24	$ 0.46	$ (0.29)	$ 0.00	$ 0.00	$ (0.29)
03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)
03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)
03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)
03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)
I-2
03/31/2021	$ 10.54	$ 0.20	$ 0.25	$ 0.45	$ (0.28)	$ 0.00	$ 0.00	$ (0.28)
03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)
03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)
03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)
03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)
I-3
03/31/2021	$ 10.54	$ 0.19	$ 0.25	$ 0.44	$ (0.27)	$ 0.00	$ 0.00	$ (0.27)
03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)
04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A
03/31/2021	$ 10.54	$ 0.17	$ 0.24	$ 0.41	$ (0.24)	$ 0.00	$ 0.00	$ (0.24)
03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)
03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)
03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)
03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)
Class C
03/31/2021	$ 10.54	$ 0.09	$ 0.24	$ 0.33	$ (0.16)	$ 0.00	$ 0.00	$ (0.16)
03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)
03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)
03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)
03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

122  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 5.23	(15.12)%	$ 6,686	0.815%	0.815%	0.725%	0.725%	1.74%	249%
7.87	30.79	11,518	2.105	2.105	0.725	0.725	2.39	220
6.16	5.69	11,292	1.215	1.215	0.725	0.725	2.42	141
6.01	3.22	17,398	1.025	1.025	0.725	0.725	2.37	148
5.98	(4.46)	20,222	0.905	0.905	0.725	0.725	2.50	61

$ 5.23	(15.20)%	$ 87,751	0.915%	0.915%	0.825%	0.825%	1.65%	249%
7.87	30.66	119,986	2.205	2.205	0.825	0.825	2.29	220
6.16	5.59	104,513	1.315	1.315	0.825	0.825	2.32	141
6.01	3.11	100,379	1.125	1.125	0.825	0.825	2.28	148
5.98	(4.55)	100,476	1.005	1.005	0.825	0.825	2.40	61

$ 5.23	(15.84)%	$ 13,794	1.665%	1.665%	1.575%	1.575%	0.89%	249%
7.87	29.70	23,024	2.955	2.955	1.575	1.575	1.54	220
6.16	4.80	13,027	2.065	2.065	1.575	1.575	1.57	141
6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148
5.98	(5.27)	24,735	1.755	1.755	1.575	1.575	1.65	61

$ 10.42	4.17%	$ 1,438,994	0.46%	0.46%	0.46%	0.46%	1.75%	315%
10.50	6.15	1,444,444	0.61	0.61	0.46	0.46	3.00	374
10.16	3.45	1,449,803	0.60	0.60	0.46	0.46	2.97	392
10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306
10.15	2.23	1,358,377	0.50	0.50	0.46	0.46	2.53	269

$ 10.42	4.07%	$ 2,905	0.56%	0.56%	0.56%	0.56%	1.68%	315%
10.50	6.04	4,178	0.71	0.71	0.56	0.56	2.97	374
10.16	3.34	6,062	0.70	0.70	0.56	0.56	2.87	392
10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306
10.15	2.13	6,434	0.60	0.60	0.56	0.56	2.44	269

$ 10.71	4.36%	$ 128,747	0.52%	0.52%	0.50%	0.50%	2.02%	909%
10.54	4.55	110,220	0.75	0.75	0.50	0.50	2.95	884
10.45	4.74	93,074	0.75	0.75	0.50	0.50	3.09	790
10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949
10.44	2.04	116,443	0.50	0.50	0.50	0.50	2.39	1,611

$ 10.71	4.26%	$ 28,619	0.62%	0.62%	0.60%	0.60%	1.90%	909%
10.54	4.45	17,379	0.85	0.85	0.60	0.60	2.85	884
10.45	4.64	9,964	0.85	0.85	0.60	0.60	3.03	790
10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949
10.44	1.94	7,933	0.60	0.60	0.60	0.60	2.28	1,611

$ 10.71	4.21%	$ 4,667	0.67%	0.72%	0.65%	0.70%	1.78%	909%
10.54	4.41	26	0.90	0.95	0.65	0.70	2.76	884
10.45	5.06	111	0.90 *	0.95 *	0.65 *	0.70 *	3.18 *	790

$ 10.71	3.95%	$ 37,503	0.92%	0.92%	0.90%	0.90%	1.62%	909%
10.54	4.14	33,554	1.15	1.15	0.90	0.90	2.57	884
10.45	4.32	38,041	1.15	1.15	0.90	0.90	2.67	790
10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949
10.44	1.63	23,161	0.90	0.90	0.90	0.90	1.99	1,611

$ 10.71	3.17%	$ 12,991	1.67%	1.67%	1.65%	1.65%	0.87%	909%
10.54	3.38	12,808	1.90	1.90	1.65	1.65	1.78	884
10.45	3.55	3,982	1.90	1.90	1.65	1.65	1.92	790
10.35	1.08	5,479	1.67	1.67	1.65	1.65	1.53	949
10.44	0.87	9,226	1.65	1.65	1.65	1.65	1.24	1,611

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  123

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Mortgage Opportunities and Bond Fund
Institutional Class
03/31/2021	$ 10.37	$ 0.38	$ 0.63	$ 1.01	$ (0.44)	$ 0.00	$ 0.00	$ (0.44)
03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)
03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)
03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)
03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)
I-2
03/31/2021	$ 10.37	$ 0.36	$ 0.63	$ 0.99	$ (0.42)	$ 0.00	$ 0.00	$ (0.42)
03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)
03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)
03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)
03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)
I-3
03/31/2021	$ 10.37	$ 0.36	$ 0.63	$ 0.99	$ (0.42)	$ 0.00	$ 0.00	$ (0.42)
03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)
04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A
03/31/2021	$ 10.37	$ 0.33	$ 0.63	$ 0.96	$ (0.39)	$ 0.00	$ 0.00	$ (0.39)
03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)
03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)
03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)
Class C
03/31/2021	$ 10.37	$ 0.25	$ 0.63	$ 0.88	$ (0.31)	$ 0.00	$ 0.00	$ (0.31)
03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)
03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)
03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)
03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)
PIMCO Strategic Bond Fund
Institutional Class
03/31/2021	$ 10.28	$ 0.20	$ 0.69	$ 0.89	$ (0.19)	$ 0.00	$ 0.00	$ (0.19)
03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)
03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)
03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)
03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)
I-2
03/31/2021	$ 10.28	$ 0.19	$ 0.69	$ 0.88	$ (0.18)	$ 0.00	$ 0.00	$ (0.18)
03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)
03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)
03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)
03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)
Class A
03/31/2021	$ 10.28	$ 0.15	$ 0.70	$ 0.85	$ (0.15)	$ 0.00	$ 0.00	$ (0.15)
03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)
03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)
03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)
03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)
Class C
03/31/2021	$ 10.28	$ 0.07	$ 0.70	$ 0.77	$ (0.07)	$ 0.00	$ 0.00	$ (0.07)
03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)
03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)
03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)
03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

124  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 10.94	9.79%	$ 5,583,247	0.68%	0.68%	0.60%	0.60%	3.46%	913%
10.37	(0.24)	4,279,689	1.82	1.82	0.60	0.60	3.66	727
10.86	2.86	3,890,521	1.37	1.37	0.60	0.60	4.01	791
11.02	4.16	3,298,892	1.02	1.02	0.60	0.60	3.73	721
10.97	5.61	2,058,869	0.78	0.78	0.60	0.60	4.03	1,268

$ 10.94	9.67%	$ 1,249,015	0.78%	0.78%	0.70%	0.70%	3.35%	913%
10.37	(0.34)	784,463	1.92	1.92	0.70	0.70	3.56	727
10.86	2.76	717,678	1.47	1.47	0.70	0.70	3.90	791
11.02	4.06	616,556	1.12	1.12	0.70	0.70	3.63	721
10.97	5.49	326,786	0.88	0.88	0.70	0.70	4.24	1,268

$ 10.94	9.63%	$ 46,548	0.83%	0.88%	0.75%	0.80%	3.36%	913%
10.37	(0.38)	40,482	1.97	2.02	0.75	0.80	3.53	727
10.86	2.93	18,516	1.52 *	1.57 *	0.75 *	0.80 *	3.92 *	791

$ 10.94	9.34%	$ 172,679	1.08%	1.08%	1.00%	1.00%	3.08%	913%
10.37	(0.64)	154,403	2.22	2.22	1.00	1.00	3.27	727
10.86	2.45	248,356	1.77	1.77	1.00	1.00	3.61	791
11.02	3.75	193,516	1.42	1.42	1.00	1.00	3.34	721
10.97	5.19	63,638	1.18	1.18	1.00	1.00	3.66	1,268

$ 10.94	8.52%	$ 31,626	1.83%	1.83%	1.75%	1.75%	2.35%	913%
10.37	(1.39)	34,354	2.97	2.97	1.75	1.75	2.51	727
10.86	1.69	33,643	2.52	2.52	1.75	1.75	2.86	791
11.02	2.99	28,967	2.17	2.17	1.75	1.75	2.56	721
10.97	4.40	23,413	1.93	1.93	1.75	1.75	2.94	1,268

$ 10.98	8.70%	$ 71,748	0.52%	0.57%	0.51%	0.56%	1.82%	385%
10.28	(0.82)	48,748	0.52	0.57	0.51	0.56	2.98	345
10.72	3.90	89,156	(h)0.64	(h)0.66	(h)0.60	(h)0.62	2.54	294
10.61	6.21	33,299	0.72	0.72	0.70	0.70	3.26	154
10.48	8.52	68,762	0.71	0.71	0.70	0.70	3.40	316

$ 10.98	8.59%	$ 42,685	0.62%	0.67%	0.61%	0.66%	1.72%	385%
10.28	(0.92)	32,022	0.62	0.67	0.61	0.66	2.90	345
10.72	3.80	54,627	(h)0.74	(h)0.76	(h)0.70	(h)0.72	2.44	294
10.61	6.11	17,669	0.82	0.82	0.80	0.80	3.27	154
10.48	8.41	9,217	0.81	0.81	0.80	0.80	3.25	316

$ 10.98	8.26%	$ 28,203	0.92%	0.97%	0.91%	0.96%	1.43%	385%
10.28	(1.21)	24,574	0.92	0.97	0.91	0.96	2.57	345
10.72	3.49	50,086	(h)1.04	(h)1.06	(h)1.00	(h)1.02	2.19	294
10.61	5.79	30,996	1.12	1.12	1.10	1.10	2.95	154
10.48	8.09	25,593	1.11	1.11	1.10	1.10	3.02	316

$ 10.98	7.46%	$ 4,385	1.67%	1.72%	1.66%	1.71%	0.69%	385%
10.28	(1.95)	4,788	1.67	1.72	1.66	1.71	1.83	345
10.72	2.72	8,203	(h)1.79	(h)1.81	(h)1.75	(h)1.77	1.39	294
10.61	5.01	3,910	1.87	1.87	1.85	1.85	2.19	154
10.48	7.27	4,938	1.86	1.86	1.85	1.85	2.25	316

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  125

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Total Return Fund (Consolidated)
Institutional Class
03/31/2021	$ 10.49	$ 0.22	$ 0.13	$ 0.35	$ (0.24)	$ (0.38)	$ 0.00	$ (0.62)
03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)
03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)
03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)
I-2
03/31/2021	$ 10.49	$ 0.21	$ 0.13	$ 0.34	$ (0.23)	$ (0.38)	$ 0.00	$ (0.61)
03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)
03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)
03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)
03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)
I-3
03/31/2021	$ 10.49	$ 0.21	$ 0.13	$ 0.34	$ (0.23)	$ (0.38)	$ 0.00	$ (0.61)
03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)
04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)
Administrative Class
03/31/2021	$ 10.49	$ 0.19	$ 0.14	$ 0.33	$ (0.22)	$ (0.38)	$ 0.00	$ (0.60)
03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)
03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)
03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)
03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)
Class A
03/31/2021	$ 10.49	$ 0.18	$ 0.14	$ 0.32	$ (0.21)	$ (0.38)	$ 0.00	$ (0.59)
03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)
03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)
03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)
03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)
Class C
03/31/2021	$ 10.49	$ 0.11	$ 0.13	$ 0.24	$ (0.13)	$ (0.38)	$ 0.00	$ (0.51)
03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)
03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)
03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)
03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)
Class R
03/31/2021	$ 10.49	$ 0.16	$ 0.13	$ 0.29	$ (0.18)	$ (0.38)	$ 0.00	$ (0.56)
03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)
03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)
03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)
03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)
PIMCO Total Return Fund II
Institutional Class
03/31/2021	$ 9.98	$ 0.17	$ 0.04	$ 0.21	$ (0.19)	$ (0.47)	$ (0.01)	$ (0.67)
03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)
03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)
03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)
03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)
I-2
03/31/2021	$ 9.98	$ 0.15	$ 0.05	$ 0.20	$ (0.18)	$ (0.47)	$ (0.01)	$ (0.66)
03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)
03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)
03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)
03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

126  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 10.22	3.25%	$ 52,033,884	0.47%	0.47%	0.46%	0.46%	2.06%	430%
10.49	7.63	51,804,718	0.70	0.70	0.46	0.46	3.08	554
10.12	3.83	49,974,737	0.71	0.71	0.46	0.46	3.09	723
10.08	2.13	54,515,011	0.55	0.55	0.46	0.46	2.76	635
10.12	2.44	52,526,934	0.51	0.51	0.46	0.46	3.54	521

$ 10.22	3.15%	$ 4,682,354	0.57%	0.57%	0.56%	0.56%	1.96%	430%
10.49	7.52	3,809,717	0.80	0.80	0.56	0.56	2.97	554
10.12	3.73	3,231,195	0.81	0.81	0.56	0.56	2.99	723
10.08	2.02	3,409,081	0.65	0.65	0.56	0.56	2.66	635
10.12	2.33	3,471,813	0.61	0.61	0.56	0.56	3.44	521

$ 10.22	3.10%	$ 107,994	0.62%	0.67%	0.61%	0.66%	1.94%	430%
10.49	7.47	193,779	0.85	0.90	0.61	0.66	2.90	554
10.12	4.63	144,689	0.86 *	0.91 *	0.61 *	0.66 *	3.13 *	723

$ 10.22	2.99%	$ 1,668,610	0.72%	0.72%	0.71%	0.71%	1.82%	430%
10.49	7.36	1,739,412	0.95	0.95	0.71	0.71	2.85	554
10.12	3.57	2,005,972	0.96	0.96	0.71	0.71	2.82	723
10.08	1.87	2,831,163	0.80	0.80	0.71	0.71	2.52	635
10.12	2.18	3,424,492	0.76	0.76	0.71	0.71	3.31	521

$ 10.22	2.90%	$ 7,991,147	0.81%	0.81%	0.80%	0.80%	1.72%	430%
10.49	7.27	7,612,609	1.04	1.04	0.80	0.80	2.75	554
10.12	3.48	7,757,299	1.05	1.05	0.80	0.80	2.75	723
10.08	1.76	8,429,248	(i)0.92	(i)0.92	(i)0.83	(i)0.83	2.42	635
10.12	2.04	5,475,892	0.90	0.90	0.85	0.85	3.16	521

$ 10.22	2.13%	$ 353,523	1.56%	1.56%	1.55%	1.55%	1.01%	430%
10.49	6.47	914,682	1.79	1.79	1.55	1.55	2.05	554
10.12	2.69	1,467,067	(j)1.82	(j)1.82	(j)1.57	(j)1.57	1.95	723
10.08	0.97	2,072,621	1.69	1.69	1.60	1.60	1.64	635
10.12	1.27	3,143,206	1.65	1.65	1.60	1.60	2.41	521

$ 10.22	2.64%	$ 677,048	1.06%	1.06%	1.05%	1.05%	1.48%	430%
10.49	7.00	722,176	1.29	1.29	1.05	1.05	2.50	554
10.12	3.20	772,138	(j)1.32	(j)1.32	(j)1.07	(j)1.07	2.47	723
10.08	1.48	914,781	1.19	1.19	1.10	1.10	2.13	635
10.12	1.78	1,159,181	1.15	1.15	1.10	1.10	2.91	521

$ 9.52	2.01%	$ 605,257	0.50%	0.50%	0.50%	0.50%	1.67%	483%
9.98	7.85	554,187	0.76	0.76	0.50	0.50	2.91	607
9.64	5.04	497,650	0.85	0.85	0.50	0.50	3.06	587
9.48	1.67	590,406	0.57	0.57	0.50	0.50	2.46	605
9.58	2.60	566,900	0.56	0.56	0.50	0.50	2.54	595

$ 9.52	1.90%	$ 11,474	0.60%	0.60%	0.60%	0.60%	1.52%	483%
9.98	7.74	4,034	0.86	0.86	0.60	0.60	2.78	607
9.64	4.92	2,229	0.95	0.95	0.60	0.60	2.87	587
9.48	1.57	13,119	0.67	0.67	0.60	0.60	2.37	605
9.58	2.50	11,355	0.66	0.66	0.60	0.60	2.43	595

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  127

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
03/31/2021	$ 9.98	$ 0.16	$ 0.03	$ 0.19	$ (0.17)	$ (0.47)	$ (0.01)	$ (0.65)
03/31/2020	9.64	0.26	0.46	0.72	(0.28)	(0.10)	0.00	(0.38)
03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)
03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)
03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)
PIMCO Total Return Fund IV
Institutional Class
03/31/2021	$ 10.85	$ 0.23	$ 0.11	$ 0.34	$ (0.12)	$ 0.00	$ (0.11)	$ (0.23)
03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)
03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)
03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)
03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)
Class A
03/31/2021	$ 10.85	$ 0.19	$ 0.11	$ 0.30	$ (0.08)	$ 0.00	$ (0.11)	$ (0.19)
03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)
03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)
03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)
03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)
PIMCO Total Return ESG Fund
Institutional Class
03/31/2021	$ 9.38	$ 0.21	$ 0.17	$ 0.38	$ (0.23)	$ (0.20)	$ 0.00	$ (0.43)
03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)
03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)
03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)
03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)
I-2
03/31/2021	$ 9.38	$ 0.20	$ 0.17	$ 0.37	$ (0.22)	$ (0.20)	$ 0.00	$ (0.42)
03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)
03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)
03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)
03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)
Administrative Class
03/31/2021	$ 9.38	$ 0.20	$ 0.16	$ 0.36	$ (0.21)	$ (0.20)	$ 0.00	$ (0.41)
03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)
03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)
03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)
03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)
Class A
03/31/2021	$ 9.38	$ 0.16	$ 0.18	$ 0.34	$ (0.19)	$ (0.20)	$ 0.00	$ (0.39)
02/03/2020 -03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)
Class C
03/31/2021	$ 9.38	$ 0.09	$ 0.18	$ 0.27	$ (0.12)	$ (0.20)	$ 0.00	$ (0.32)
02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*
Annualized
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)
Effective October 2, 2017, the Fund's Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(f)
Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(g)
Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)
Effective October 1, 2018, the Class's Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.
(i)
Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(j)
Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

128  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 9.52	1.75%	$ 2,397	0.75%	0.75%	0.75%	0.75%	1.57%	483%
9.98	7.58	11,788	1.01	1.01	0.75	0.75	2.65	607
9.64	4.78	10,970	1.10	1.10	0.75	0.75	2.83	587
9.48	1.42	11,397	0.82	0.82	0.75	0.75	2.20	605
9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595

$ 10.96	3.13%	$ 449,336	0.52%	0.52%	0.50%	0.50%	2.08%	403%
10.85	7.22	415,646	0.80	0.80	0.50	0.50	2.68	401
10.40	4.15	556,025	0.69	0.69	0.50	0.50	2.62	579
10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489
10.28	2.11	1,397,034	0.56	0.56	0.50	0.50	2.24	478

$ 10.96	2.77%	$ 17,292	0.87%	0.87%	0.85%	0.85%	1.73%	403%
10.85	6.85	15,733	1.15	1.15	0.85	0.85	2.30	401
10.40	3.79	10,748	1.04	1.04	0.85	0.85	2.32	579
10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489
10.28	1.75	14,779	0.91	0.91	0.85	0.85	1.89	478

$ 9.33	3.97%	$ 1,774,662	0.53%	0.53%	0.50%	0.50%	2.21%	327%
9.38	7.40	1,230,121	0.96	0.96	0.50	0.50	2.85	396
9.04	3.81	1,022,259	0.84	0.84	0.50	0.50	2.80	514
8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506
9.00	2.49	982,948	0.59	0.59	0.50	0.50	3.09	557

$ 9.33	3.86%	$ 331,326	0.63%	0.63%	0.60%	0.60%	2.11%	327%
9.38	7.30	214,088	1.06	1.06	0.60	0.60	2.73	396
9.04	3.71	124,601	0.94	0.94	0.60	0.60	2.71	514
8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506
9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557

$ 9.33	3.71%	$ 20,325	0.78%	0.78%	0.75%	0.75%	2.04%	327%
9.38	7.14	36,533	1.21	1.21	0.75	0.75	2.63	396
9.04	3.55	43,323	1.09	1.09	0.75	0.75	2.55	514
8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506
9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557

$ 9.33	3.56%	$ 8,282	0.93%	0.93%	0.90%	0.90%	1.68%	327%
9.38	(0.79)	104	1.36 *	1.36 *	0.90 *	0.90 *	2.29 *	396

$ 9.33	2.80%	$ 523	1.68%	1.68%	1.65%	1.65%	0.95%	327%
9.38	(0.90)	12	2.11 *	2.11 *	1.65 *	1.65 *	1.52 *	396

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  129

PIMCO Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Funds

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-2

PIMCO Funds

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Funds

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-4

PIMCO Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met, however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.

A-5  Prospectus | PIMCO Funds

Prospectus

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-6

PIMCO Funds

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Funds

Prospectus

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill
Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-1

PIMCO Funds

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth
Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

B-2  Prospectus | PIMCO Funds

Prospectus

Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective on March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward D. Jones & Co., L.P. (“Edward Jones”). Shareholders purchasing Fund shares through an Edward Jones commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), and discounts and purchase minimums, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Edward Jones
Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups,” as determined by Edward Jones under its policies and procedures). This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Front-end Sales Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by a shareholder or others in the same pricing group. If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies
Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x
NAV).

Letters of Intent (“LOI”), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date
Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none
Minimum Balances

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-3

PIMCO Funds

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones’ policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares of the same Fund
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

B-4  Prospectus | PIMCO Funds

Prospectus

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Effective October 30, 2020, shareholders purchasing Fund shares through Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates are eligible for all applicable sales charge waivers as described in this prospectus. In addition, a front-end sales charge waiver with respect to Class A shares will apply to Class C shares held for at least seven years that are converted at net asset value to Class A shares of the same Fund. The conversion from Class C shares to Class A shares will occur monthly based on the age of the shares on the last day of the month. This waiver may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Effective February 22, 2021, shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-5

PIMCO Funds

USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.

B-6  Prospectus | PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105
TRANSFER AGENT
DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3 and Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C and Class R — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006 For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0002_120121

PIMCO Funds
Prospectus
July 30, 2021 (as supplemented December 1, 2021)
Short Duration Strategy Funds
	Inst	I–2	I–3	M	Admin	A	C	C–2	R
PIMCO Government Money Market Fund	PGYXX	PGPXX	–	PGFXX	PGOXX	AMAXX	AMGXX	–	–
PIMCO Low Duration Fund	PTLDX	PLDPX	PTLNX	–	PLDAX	PTLAX	PTLCX	PLCCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	–	–	–	PDFAX	–	–	–	–
PIMCO Low Duration ESG Fund	PLDIX	PLUPX	–	–	–	–	–	–	–
PIMCO Short Asset Investment Fund	PAIDX	PAIPX	PANDX	PAMSX	PAIQX	PAIAX	–	–	–
PIMCO Short–Term Fund	PTSHX	PTSPX	PTSNX	–	PSFAX	PSHAX	PFTCX	–	PTSRX
As with other mutuaI funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.
As permitted by reguIations adopted by the Securities and Exchange Commission, paper copies of the Fund's annuaI and semi-annuaI sharehoIder reports wiII no Ionger be sent by maiI, unIess you specificaIIy request paper copies of the reports from the Fund or from your financiaI intermediary, such as a broker-deaIer or bank. Instead, the reports wiII be made avaiIabIe on the Fund's website, pimco.com/Iiterature, and you wiII be notified by maiI each time a report is posted and provided with a website Iink to access the report.
If you aIready eIected to receive sharehoIder reports eIectronicaIIy, you wiII not be affected by this change and you need not take any action. You may eIect to receive sharehoIder reports and other communications from the Fund eIectronicaIIy by visiting pimco.com/edeIivery or by contacting your financiaI intermediary, such as a broker-deaIer or bank.
You may eIect to receive aII future reports in paper free of charge. If you own these shares through a financiaI intermediary, such as a broker-deaIer or bank, you may contact your financiaI intermediary to request that you continue to receive paper copies of your sharehoIder reports. If you invest directIy with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your sharehoIder reports by caIIing 888.87.PIMCO (888.877.4626). Your eIection to receive reports in paper wiII appIy to aII funds heId with the fund compIex if you invest directIy with the Fund or to aII funds heId in your account if you invest through a financiaI intermediary, such as a broker-deaIer or bank.

PIMCO Government Money Market
Fund

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None(1)
1
Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class M	Admin Class	Class A	Class C
Management Fees	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%
Total Annual Fund Operating Expenses(1)	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%
1
To maintain certain net yields for the Fund, Pacific Investment Management Company LLC (“PIMCO”) or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. Such waivers, if any, are not reflected in this table. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” in the Fund’s prospectus for additional information.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class M, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
I-2	$29	$90	$157	$356
Class M	$18	$58	$101	$230
Administrative Class	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.
The Fund may enter into reverse repurchase agreements and sale buy back transactions to satisfy redemption requests or for other temporary or emergency purposes.
Principal Risks
You could lose money by investing in the Fund.Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment

PIMCO Funds | Prospectus  1

PIMCO Government Money Market Fund

techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Reverse Repurchase Agreements and Other Borrowings Risk:  the risk that reverse repurchase agreements or other borrowings may increase the Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Class M shares. For periods prior to the inception date of Institutional Class and Administrative Class shares (May 13, 2016), performance information shown in the table for that class is based on the performance of the Fund’s Class M shares, adjusted to reflect the fees and expenses paid by these classes of shares. To obtain the Fund’s current yield, call 888.87.PIMCO. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s benchmark index is the FTSE 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Institutional U.S. Government Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401(k) and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Class M
Best Quarter	June 30, 2019	0.58%
Worst Quarter	September 30, 2013	0.00%
Year-to-Date	June 30, 2021	0.00%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.31%	1.06%	0.55%
I-2 Return Before Taxes	0.28%	0.97%	0.50%
Class M Return Before Taxes	0.31%	1.06%	0.54%
Administrative Class Return Before Taxes	0.31%	1.06%	0.55%
Class A Return Before Taxes	0.27%	0.93%	0.48%
Class C Return Before Taxes	0.27%	0.93%	0.48%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.58%	1.16%	0.60%
Lipper Institutional U.S. Government Money Market Funds Average (reflects no deductions for taxes)	0.30%	0.85%	0.43%(1)
1
The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.

2  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and William Martinez. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011. Mr. Wittkop is an Executive Vice President of PIMCO, and he has managed the Fund since July 2021. Mr. Martinez is a Senior Vice President of PIMCO, and he has managed the Fund since July 2021.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  3

PIMCO Low Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 36 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.75%	0.50%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.66%	0.71%	0.75%	1.10%	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement(1)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.46%	0.56%	0.61%	0.71%	0.75%	1.10%	1.30%	1.05%
1
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A,
Class C, Class C-2 or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
I-2	$57	$179	$313	$701
I-3	$62	$206	$363	$818
Administrative Class	$73	$227	$395	$883
Class A	$300	$459	$633	$1,134
Class C	$212	$350	$606	$1,340
Class C-2	$232	$412	$713	$1,568
Class R	$107	$334	$579	$1,283
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$300	$459	$633	$1,134
Class C	$112	$350	$606	$1,340
Class C-2	$132	$412	$713	$1,568
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 486% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”),

4  PIMCO Funds | Prospectus

Prospectus

Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  5

PIMCO Low Duration Fund

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018) and Class C-2 shares (October 21, 2020), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A, Class C and Class C-2 shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

6  Prospectus | PIMCO Funds

Prospectus

  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	2.36%
Worst Quarter	June 30, 2013	-1.85%
Year-to-Date	June 30, 2021	0.00%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.41%	2.42%	2.14%
Institutional Class Return After Taxes on Distributions(1)	2.64%	1.48%	1.10%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.01%	1.44%	1.20%
I-2 Return Before Taxes	3.31%	2.32%	2.04%
I-3 Return Before Taxes	3.26%	2.27%	1.99%
Administrative Class Return Before Taxes	3.15%	2.16%	1.88%
Class A Return Before Taxes	0.79%	1.64%	1.58%
Class C Return Before Taxes	1.75%	1.77%	1.49%
Class C-2 Return Before Taxes	2.53%	1.56%	1.29%
Class R Return Before Taxes	2.80%	1.82%	1.54%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	3.10%	1.90%	1.30%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.57%	2.58%	1.93%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  7

PIMCO Low Duration Fund II

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	Admin Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.75%
Example.  The Example is intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Administrative Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 524% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on
PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

8  PIMCO Funds | Prospectus

Prospectus

Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  9

PIMCO Low Duration Fund II

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	1.77%
Worst Quarter	June 30, 2013	-1.85%
Year-to-Date	June 30, 2021	-0.28%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.43%	2.33%	1.91%
Institutional Class Return After Taxes on Distributions(1)	2.91%	1.54%	1.13%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.03%	1.44%	1.14%
Administrative Class Return Before Taxes	3.17%	2.08%	1.65%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	3.10%	1.90%	1.30%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.57%	2.58%	1.93%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

10  Prospectus | PIMCO Funds

PIMCO Low Duration ESG Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3
Management Fees	0.50%	0.60%	0.70%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.70%
Fee Waiver and/or Expense Reimbursement(1)	N/A	N/A	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.65%
1
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or I-3 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
I-2	$61	$192	$335	$750
I-3	$66	$219	$385	$866
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 387% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.
In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to PIMCO’s satisfaction. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through

PIMCO Funds | Prospectus  11

PIMCO Low Duration ESG Fund

in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be

12  Prospectus | PIMCO Funds

Prospectus

available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
Environmental, Social and Governance Investing Risk:  the risk that, because the Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  13

PIMCO Low Duration ESG Fund

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	September 30, 2012	2.14%
Worst Quarter	June 30, 2013	-2.01%
Year-to-Date	June 30, 2021	0.07%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.30%	2.20%	2.10%
Institutional Class Return After Taxes on Distributions(1)	2.76%	1.48%	1.22%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.95%	1.37%	1.24%
I-2 Return Before Taxes	3.19%	2.10%	2.00%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	3.10%	1.90%	1.30%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.57%	2.58%	1.93%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Jerome Schneider and Jelle Brons. Mr. Mather is CIO U.S. Core Strategies. Messrs. Mather and Schneider are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014, and Mr. Brons has jointly and primarily managed the Fund since April 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

14  Prospectus | PIMCO Funds

PIMCO Short Asset Investment Fund

Investment Objective
The Fund seeks maximum current income, consistent with daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 36 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):	None(1)
1
Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class M	Admin Class	Class A
Management Fees	0.34%	0.44%	0.54%	0.34%	0.34%	0.44%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.34%	0.44%	0.54%	0.34%	0.59%	0.69%
Fee Waiver and/or Expense Reimbursement(1)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.34%	0.44%	0.49%	0.34%	0.59%	0.69%
1
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class M, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$35	$109	$191	$431
I-2	$45	$141	$246	$555
I-3	$50	$168	$297	$672
Class M	$35	$109	$191	$431
Administrative Class	$60	$189	$329	$738
Class A	$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 20% of its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment

PIMCO Funds | Prospectus  15

PIMCO Short Asset Investment Fund

basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

16  Prospectus | PIMCO Funds

Prospectus

LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Class M shares (December 21, 2015) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges, which applied prior to December 2, 2019. To obtain the Fund’s current yield, call 888.87.PIMCO. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Fund’s benchmark index is the FTSE 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not reflect deductions for fees, expenses or taxes.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	2.60%
Worst Quarter	March 31, 2020	-1.94%
Year-to-Date	June 30, 2021	0.09%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Institutional Class Return Before Taxes	1.21%	1.89%	1.52%	5/31/2012
Institutional Class Return After Taxes on Distributions(1)	0.75%	1.11%	0.89%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.71%	1.11%	0.89%
I-2 Return Before Taxes	1.10%	1.79%	1.42%	5/31/2012
I-3 Return Before Taxes	1.05%	1.73%	1.35%	5/31/2012
Class M Return Before Taxes	1.21%	1.90%	1.52%	5/31/2012
Administrative Class Return Before Taxes	0.95%	1.63%	1.26%	5/31/2012
Class A Return Before Taxes	0.85%	1.08%	0.90%	5/31/2012
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.58%	1.16%	0.69%
Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	1.43%	1.70%	1.18%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  17

PIMCO Short Asset Investment Fund

Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, Mr. Wittkop is an Executive Vice President of PIMCO, and Mr. Chiaverini is a Senior Vice President of PIMCO. Mr. Schneider has managed the Fund since May 2012, and Messrs. Wittkop and Chiaverini have managed the Fund since July 2021.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

18  Prospectus | PIMCO Funds

PIMCO Short-Term Fund

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 36 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.45%	0.55%	0.65%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.47%	0.57%	0.67%	0.72%	0.72%	1.02%	0.97%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.47%	0.57%	0.62%	0.72%	0.72%	1.02%	0.97%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.45%, 0.55%, 0.60%, 0.70%, 0.70%, 1.00% and 0.95% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$151	$263	$591
I-2	$58	$183	$318	$714
I-3	$63	$209	$368	$830
Administrative Class	$74	$230	$401	$894
Class A	$297	$450	$617	$1,099
Class C	$204	$325	$563	$1,248
Class R	$99	$309	$536	$1,190
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$297	$450	$617	$1,099
Class C	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes

PIMCO Funds | Prospectus  19

PIMCO Short-Term Fund

in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as futures , swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Equity Risk:  the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

20  Prospectus | PIMCO Funds

Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
  Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	3.88%
Worst Quarter	March 31, 2020	-2.09%
Year-to-Date	June 30, 2021	0.22%

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  21

PIMCO Short-Term Fund

Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.74%	2.39%	1.89%
Institutional Class Return After Taxes on Distributions(1)	2.00%	1.48%	1.11%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.62%	1.43%	1.12%
I-2 Return Before Taxes	2.64%	2.29%	1.79%
I-3 Return Before Taxes	2.59%	2.24%	1.74%
Administrative Class Return Before Taxes	2.48%	2.14%	1.63%
Class A Return Before Taxes	0.18%	1.67%	1.40%
Class C Return Before Taxes	1.17%	1.83%	1.33%
Class R Return Before Taxes	2.22%	1.88%	1.38%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.58%	1.16%	0.60%
Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	1.43%	1.70%	1.15%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, Mr. Wittkop is an Executive Vice President of PIMCO, and Mr. Chiaverini is a Senior Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2011, and Messrs. Wittkop and Chiaverini have managed the Fund since April 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 23 of this prospectus.

22  Prospectus | PIMCO Funds

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, Class M, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to: PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A, Class C, Class C-2 and Class R
The minimum initial investment for Class A, Class C and Class C-2 shares of the Fund is $1,000. The minimum subsequent investment for Class A, Class C and Class C-2 shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A, Class C and Class C-2 shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO
64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s Web site for more information.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  23

PIMCO Funds

Description of Principal Risks
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.
Principal Risk	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund
Interest Rate	x	x	x	x
Call	x	x	x	x
Credit	x	x	x	x
High Yield	–	x	–	x
Market	x	x	x	x
Issuer	–	x	x	x
Liquidity	–	x	x	x
Derivatives	–	x	x	x
Equity	–	x	x	x
Mortgage-Related and Other Asset-Backed Securities	–	x	x	x
Foreign (Non-U.S.) Investment	–	x	–	x
Emerging Markets	–	x	–	x
Sovereign Debt	–	x	–	x
Currency	–	x	–	x
Leveraging	–	x	x	x
Management	x	x	x	x
Reverse Repurchase Agreements and Other Borrowings	x	–	–	–
Short Exposure	–	x	x	x
Environmental, Social and Governance Investing	–	–	–	x
LIBOR Transition	–	x	x	x

Principal Risk	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund
Interest Rate	x	x
Call	x	x
Credit	x	x
High Yield	–	x
Market	x	x
Issuer	x	x
Liquidity	x	x
Derivatives	x	x
Equity	–	x
Mortgage-Related and Other Asset-Backed Securities	x	x
Foreign (Non-U.S.) Investment	x	x
Emerging Markets	x	–
Sovereign Debt	–	–
Currency	–	x
Leveraging	x	x
Management	x	x
Reverse Repurchase Agreements and Other Borrowings	–	–

24  Prospectus | PIMCO Funds

Prospectus

Principal Risk	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund
Short Exposure	x	x
Environmental, Social and Governance Investing	–	–
LIBOR Transition	x	x
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, a Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  25

PIMCO Funds

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant

26  Prospectus | PIMCO Funds

Prospectus

degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under “Interest Rate Risk,” interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  27

PIMCO Funds

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Funds to trade

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derivativesand other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Foreign (Non-U.S.) Investment Risk
A Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market

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securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with current federal securities laws, rules and staff positions, PIMCO will attempt to mitigate the Fund’s leveraging risk by segregating or “earmarking” liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where the Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to

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unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.
Reverse Repurchase Agreements and Other Borrowings Risk
A Fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowings. Reverse repurchase agreements and other borrowings may increase the Fund’s overall investment exposure and the related transaction costs may detract from Fund performance. Certain late-day reverse repurchase agreements may be settled free of payment by the Fund and a subsequent cash wire to the Fund once the collateral is received and verified by the counterparty.
Short Exposure Risk
A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.
Environmental, Social and Governance Investing Risk
A Fund’s Environmental, Social and Governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than performance, carries the risk that the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that

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any particular investor considers relevant in evaluating an issuer’s ESG practices. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG practices. Socially responsible norms differ by region, and an issuer’s ESG practices or PIMCO’s assessment of an issuer’s ESG practices may change over time. PIMCO’s ESG process seeks to exclude issuers deemed to be fundamentally misaligned with sustainability principles. In addition, as a result of PIMCO’s engagement activities, a Fund may purchase securities that do not currently engage in ESG practices that meet criteria established by PIMCO, in an effort to improve an issuer’s ESG practices. Successful application of a Fund’s ESG investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
LIBOR Transition Risk
Certain instruments in which a Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration ( “IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings.

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Management of the Funds
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2021, PIMCO had approximately $2.20 trillion in assets under management.
Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2021, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
PIMCO Government Money Market Fund	0.18%	0.18%	0.28%	N/A	0.18%	0.33%	0.33%	N/A	N/A
PIMCO Low Duration Fund	0.46%	N/A	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%	0.55%
PIMCO Low Duration Fund II	0.50%	N/A	N/A	N/A	0.50%	N/A	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.50%	N/A	0.60%	0.70%(1)	N/A	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.34%	0.34%	0.44%	0.54%	0.34%	0.44%	N/A	N/A	N/A
PIMCO Short-Term Fund	0.45%	N/A	0.55%	0.65%	0.45%	0.45%	0.45%	N/A	0.45%
1
This share class was not operational during the fiscal year ended March 31, 2021.
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Advisory Fees.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2021, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
Fund Name	Advisory Fee All Classes(1)
PIMCO Government Money Market Fund	0.12%
PIMCO Low Duration Fund	0.25%
PIMCO Low Duration Fund II	0.25%
PIMCO Low Duration ESG Fund	0.25%
PIMCO Short Asset Investment Fund	0.20%
PIMCO Short-Term Fund	0.25%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 72.
A discussion of the basis for the Board of Trustees’ approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2020.
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Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses), and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

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For the fiscal year ended March 31, 2021, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
PIMCO Government Money Market Fund	0.06%	0.06%	0.16%	N/A	0.06%	0.21%	0.21%	N/A	N/A
PIMCO Low Duration Fund	0.21%	N/A	0.31%	0.41%	0.21%	0.25%	0.30%	0.30%	0.30%
PIMCO Low Duration Fund II	0.25%	N/A	N/A	N/A	0.25%	N/A	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	N/A	0.35%	0.45%(2)	N/A	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.14%	0.14%	0.24%	0.34%	0.14%	0.24%	N/A	N/A	N/A
PIMCO Short-Term Fund	0.20%	N/A	0.30%	0.40%	0.20%	0.20%	0.20%	N/A	0.20%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 72.
2
This share class was not operational during the fiscal year ended March 31, 2021.
Expense Limitation Agreement
PIMCO has contractually agreed through July 31, 2022 to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “ Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “ Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreements
PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Low Duration Fund, PIMCO Low Duration ESG Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
Temporary Fee Waivers, Reductions and Reimbursements
To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Trust’s Distributor, PIMCO Investments LLC (the “Distributor”), have entered into a fee and expense limitation agreement with the Fund (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of the Fund, or the Fund’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from the Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the “GM Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total GM Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The GM Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares.

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Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Low Duration ESG	Jelle Brons	4/19
Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for
CreditDelta, a credit market and portfolio analysis tool. He has investment experience since
2002 and holds a master’s degree in actuarial science and econometrics from the University of
Amsterdam and a master’s degree in financial engineering and quantitative analysis from the
ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager
(FRM).

PIMCO Short Asset Investment PIMCO Short-Term	Nathan Chiaverini	7/21 4/19
Senior Vice President, PIMCO. Mr. Chiaverini is a portfolio manager on the short-term desk.
Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage- backed securities at Barclays
Capital. He has investment experience since 2004 and holds a bachelor’s degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of Business.

PIMCO Government Money Market	William Martinez	7/21
Senior Vice President, PIMCO. Mr. Martinez is a portfolio manager on the short-term desk primarily focused on funding and collateral trading strategies. Prior to joining PIMCO in 2013, he was an associate director at Barclays, focusing on short-term fixed income markets and global funding trading strategies. He has investment experience since 2003 and holds an undergraduate degree from Columbia University.

PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG	Scott Mather	9/14 9/14 9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Government Money Market PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG PIMCO Short Asset Investment PIMCO Short-Term	Jerome Schneider	1/11 9/14 9/14 9/14 5/12* 1/11
Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

PIMCO Government Money Market PIMCO Short Asset Investment PIMCO Short-Term	Andrew Wittkop	7/21 7/21 4/19
Executive Vice President, PIMCO. Mr. Wittkop is a portfolio manager focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk.
Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has investment experience since 2001 and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Classes of Shares
Class A, Class C, Class C-2, Class R, Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Individual investors that have an account with certain intermediaries can generally invest in Class C-2 shares. Class C and Class C-2 shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years.  In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, Class M, I-2, I-3, Administrative Class and Class R shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
PIMCO Low Duration and PIMCO Short-Term Funds — Class A shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount I nvested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. If the financial firm through which such investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a contingent deferred sales charge upon redemption. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.
Combined Purchase Privilege and Right of Accumulation (Breakpoints).    A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).

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The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.    Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market Fund). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Reinstatement Privilege.   A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.   To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.
If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.    In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:
■
all of the investor’s accounts held directly with the Trust or through a financial firm;

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■
any account of the investor at another financial firm; and
■
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase.Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C and Class C-2 Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C or Class C-2 shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C or Class C-2 shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Class C and Class C-2 Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*
Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C and Class C-2 shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
■
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
■
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
■
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
■
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C and Class C-2 CDSC:
■
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C and Class C-2 shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C and Class C-2, respectively, CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class C and Class C-2 shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A, Class C and Class C-2 shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant through certain employer sponsored

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Prospectus

retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.  Please see the SAI for additional details.
A redemption by a Class A shareholder who purchased, through a financial firm, $250,000 or more of Class A shares of the PIMCO Low Duration and PIMCO Short-Term Funds (and, thus, did not pay an initial sales charge) will not be subject to a CDSC where the Distributor did not pay at the time of purchase an upfront commission to the financial firm but began paying distribution and/or shareholder services fees immediately.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds’ sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Class R Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.
The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.
Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Purchasing Shares – Class R” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.
Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.
Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.
These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.
No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, Class M, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to

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purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, Class M, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, Class M, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class  shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
Class M  shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
I-2  shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3  shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class  shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A, Class C, Class C-2 and Class R Shares.   The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).
With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.
Class A shares pay only servicing fees. Class C, Class C-2 and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Class A	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Low Duration Fund	0.25%	0.30%
PIMCO Short-Term Fund	0.25%	0.30%
All other Funds	0.25%	0.75%

Class C-2	Servicing Fee	Distribution Fee
PIMCO Low Duration Fund	0.25%	0.50%

Class R	Servicing Fee	Distribution Fee
All other Funds	0.25%	0.25%

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Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C, Class C-2 and Class R shares do not pay initial sales charges, the distribution fees payable on Class C, Class C-2 and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Administrative Class Shares.   The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.
With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Administrative Class	Distribution and/ or Servicing Fee
PIMCO Government Money Market Fund	0.10%
All other Funds	0.25%
Servicing Arrangements
Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares. With respect to Class C and Class C-2 shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.   The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’

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financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A, Class C and Class C-2 shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of: (a) 0.10% of gross sales of Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”) or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C, Class C-2 and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible
Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C, Class C-2 and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A, Class C and Class C-2 shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A, Class C and Class C-2 shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C, Class C-2 and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios.   Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Funds, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges.   In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment(which in some instances is held virtually), meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other

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non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO advised funds.
Payments.   Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
■
Automated telephone and wire transfer procedures
■
Automatic purchase, exchange and withdrawal programs
■
A link from your PIMCO Fund account to your bank account
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Special arrangements for tax-qualified retirement plans
■
Investment programs which allow you to reduce or eliminate the initial sales charges
■
Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the

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appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A, Class C and Class C-2
You can purchase Class A, Class C or Class C-2 shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.   Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
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Through the Distributor.  (Class A and Class C only)  You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
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Investment Minimums — Class A, Class C and Class C-2 Shares.   The following investment minimums apply for purchases of Class A, Class C and Class C-2 shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Class R
Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Class R Shares” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.
Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.
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Investment Minimums — Class R Shares.  There is no minimum initial or additional investment in Class R shares.
To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.
The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler’s check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.
Purchasing Shares — Institutional Class, Class M, I-2, I-3 and Administrative Class
Eligible investors may purchase Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares” above.

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Investment Minimums — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares.   The following investment minimums apply for purchases of Institutional Class, Class M, I-2, I-3 and Administrative Class shares.
Initial Investment	Subsequent Investments
$1 million per account	None
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Initial Investment.   Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares.” The completed Account Application may be submitted using the following methods: Facsimile: 816.421.2861 Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024 Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407 E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class, Class M and Administrative Class shares only by wiring federal funds to: PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest
Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
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Additional Investments.  An investor may purchase additional Institutional Class  and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional Class M, I-2 or I-3 shares.
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Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class M, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.
Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A, Class C and Class C-2
You can redeem (sell) Class A, Class C or Class C-2 shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.   Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
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Redemptions by Telephone (Class A and Class C only).  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount

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of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.
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Directly from the Trust by Written Request (Class A and Class C only).  To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;
3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:
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Telephone requests to the Transfer Agent
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Online Account Access
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Expedited wire transfers
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Automatic Withdrawal Plan
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Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic
Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Class R
Class R shares may be redeemed through the investor’s plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.
Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust’s Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust’s Transfer Agent and may charge for their services.
Redeeming Shares — Institutional Class, Class M and Administrative Class
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Redemptions in Writing.   Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows: Facsimile: 816.421.2861 Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024 Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407 E-mail: piprocess@dstsystems.com
The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person. Contact your financial firm for information on redeeming Class M shares.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in

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service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
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Redemptions by Telephone.   An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.
In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares - Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day (except for

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the PIMCO Government Money Market Fund). Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C, Class C-2, or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C, Class C-2, or Class R shares should purchase shares by certified or bank check or by wire transfer.
With respect to redemptions by wire from the PIMCO Government Money Market Fund, subject to the restrictions on order effectiveness set forth below in the section titled “Accepting and Timing of Purchase Orders, Redemption Orders and Share Price Calculations,” redemption proceeds will normally be wired to the redeeming shareholder on the same business day that the redemption request is received, if the redemption order is accepted by the Fund or its designee prior to the NYSE Close on a day the Fund is open for business. In such case, redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time).
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee” and/or “redemption gate” that would temporarily restrict redemptions from the Fund, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders. For additional information on liquidity fees and redemption gates, please see “Investment Objectives and Policies—Government Intervention in Financial Markets” in the SAI.
In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Funds' use of redemptions in kind is discussed below.
Redemptions In Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should

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contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
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Class A, Class C and Class C-2.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
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Institutional Class, Class M and Administrative Class.   If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. You may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust or a fund of PIMCO Equity Series, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. Requests to exchange shares of the PIMCO Government Money Market Fund for shares of other funds of the Trust, PIMCO Equity Series received after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the next day’s NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A, Class C and Class C-2 shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.
An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept exchanges from the PIMCO Government Money Market Fund of $10 million or more via telephone. If you maintain your Institutional Class, Class M or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class C-2, Class R, Institutional Class, Class M, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

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The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C, Class C-2 and Class R shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Except for the PIMCO Government Money Market Fund, under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, each Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
With respect to the PIMCO Government Money Market Fund, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, together with payment made in one of the ways described above, will be effected at that day’s NAV plus any applicable sales charge. An order received after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund’s NAV, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the SIFMA recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.
Except for the PIMCO Government Money Market Fund, under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
With respect to the PIMCO Government Money Market Fund, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other

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financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except with respect to the Funds identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders (“Market Timing Policy”). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. PIMCO Government Money Market, PIMCO Short Asset Investment and PIMCO Short-Term Funds are not subject to the Market Timing Policy because they generally invest in more liquid, short duration fixed income securities and PIMCO anticipates that shareholders may purchase and sell shares of those Funds frequently.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund’s portfolio holdings and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.
Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

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Verification of Identity
To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.
How Fund Shares are Priced
The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or that class.
On each day that the NYSE is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the NYSE Close. PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
Except for the PIMCO Government Money Market Fund for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the

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NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.
The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board of Trustees approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.
When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.” Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.
In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to

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have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Except for the PIMCO Government Money Market Fund, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
With respect to the PIMCO Government Money Market Fund, if a purchase order for shares is received prior to 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received at or after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, dividends will begin to accrue the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are settled.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A, Class C, Class C-2, or Class R shareholder may choose from the following distribution options:
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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account
Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.
Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.   A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.
Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
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Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your

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Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Important Tax Reporting Considerations.  Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
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Backup Withholding.   Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax.
Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes.  A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Funds.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Funds described under “Fund Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in

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the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Certain PIMCO Funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.
Investment Selection
Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade

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account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Funds (other than the PIMCO Government Money Market Fund), to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond portfolio with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered

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into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds, particularly the lower rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Fund to sell its bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

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The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Funds may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
Each Fund (except the PIMCO Government Money Market Fund) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

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Loan Participations and Assignments
Each Fund (except the PIMCO Government Money Market Fund) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
Each Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing a Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because a Fund’s portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on a Fund’s NAV, yield and total return.
Focused Investment
To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of

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principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Fund (except the PIMCO Government Money Market Fund) may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Accordingly, except with respect to the PIMCO Government Money Market Fund, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Each Fund (except the PIMCO Government Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose

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a Fund to certain unanticipated risks including credit risk,  counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Fund (except the PIMCO Government Money Market Fund) may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions.  Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.
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Limited Voting Rights.  Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market Fund) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund

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at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market Fund) may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Securities
Each Fund  (except the PIMCO Government Money Market and PIMCO Low Duration II Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), instruments or securities that are issued by foreign governments, or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The PIMCO Short Asset Investment Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short Term Fund may invest up to 5% of its

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total assets in such securities and instruments. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which

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involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. In accordance with current federal securities laws, rules and staff positions, the Fund will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.
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Redenomination.  Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
Repurchase Agreements
Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. In accordance with current federal securities laws, rules and staff positions, a Fund will segregate or “earmark” assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.
Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.
Derivatives
Each Fund (except the PIMCO Government Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related

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indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund (except the PIMCO Government Money Market Fund) may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the SAI.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
CPI Swap.   A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI”) over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.
Management Risk.   Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk.   The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk.   Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk.   Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with current federal securities laws, rules and staff positions, to limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability.   Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.   Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may

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make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, or impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Other risks in using derivatives include the risk of mispricing and improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Correlation Risk.   In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance)  of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would

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change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund (except the PIMCO Government Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). In accordance with current federal securities laws, rules and staff positions, to the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund (except the PIMCO Government Money Market Fund) may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Investment in Other Investment Companies
Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. Although the PIMCO Government Money Market Fund has adopted a policy to invest 100% of its total assets in cash, U.S. Government Securities, and repurchase agreements secured by U.S. Government Securities or cash, this policy does not preclude the Fund from investing in other “government money market funds,” which are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully.
Each Fund (except the PIMCO Government Money Market Fund) may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Fund may elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Small-Cap and Mid-Cap Companies
Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales

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expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In accordance with current federal securities laws, rules and staff positions, when making a short sale (other than a “short sale against the box”), a Fund must segregate or “earmark” assets determined to be liquid by PIMCO or otherwise cover its position in a permissible manner. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, a Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
ESG Investing
As the investment adviser to the PIMCO Low Duration ESG Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to ESG practices. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of critical ESG issues and will, when appropriate, also reference standards as set forth by recognized global organizations such as the United Nations. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with an issuer’s management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and works collaboratively with an issuer’s management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the issuer’s own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage issuers in all the ways that an investor in an issuer’s equity securities does.
Illiquid Investments
Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market Fund) (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to a Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.
Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund’s portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see a Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds  that were operational during the last fiscal year.

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Temporary Defensive Positions
For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of the PIMCO Government Money Market Fund's total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, Fund assets will be held in cash in the Fund’s custody account. Cash assets are generally not income-generating and would impact a Fund’s performance.
Changes in Investment Objectives and Policies
The investment objective of the PIMCO Short Asset Investment Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The PIMCO Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Fund could receive a higher rating or a lower rating during the period in which they are held by a Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.
Cyber Security
As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

70  Prospectus | PIMCO Funds

Prospectus

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  71

PIMCO Funds

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because I-3 shares of the PIMCO Low Duration ESG Fund had not commenced operations during the periods shown, the financial performance information is not provided for that share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust’s Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
PIMCO Government Money Market Fund
Institutional Class
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
I-2
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2021	$ 1.00	$ 0.00	$ 0.00	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ (0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO Low Duration Fund
Institutional Class
03/31/2021	$ 9.73	$ 0.10	$ 0.24	$ 0.34	$ (0.14)	$ 0.00	$ 0.00	$ (0.14)
03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)
03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)
03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)
03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

72  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 1.00	0.02%	$ 600,787	0.14%	0.18%	0.14%	0.18%	0.00%	N/A
1.00	1.83	571,748	0.17	0.18	0.17	0.18	1.76	N/A
1.00	2.03	411,895	0.18	0.18	0.18	0.18	2.07	N/A
1.00	1.03	225,369	0.18	0.18	0.18	0.18	1.06	N/A
1.00	0.31	131,503	0.19 *	0.19 *	0.19 *	0.19 *	0.38 *	N/A

$ 1.00	0.02%	$ 13,508	0.15%	0.28%	0.15%	0.28%	0.00%	N/A
1.00	1.73	63,897	0.27	0.28	0.27	0.28	1.49	N/A
1.00	1.93	16,007	0.28	0.28	0.28	0.28	2.04	N/A
1.00	0.92	12,444	0.28	0.28	0.28	0.28	0.95	N/A
1.00	0.24	2,885	0.29	0.29	0.29	0.29	0.24	N/A

$ 1.00	0.02%	$ 319,831	0.15%	0.18%	0.15%	0.18%	0.00%	N/A
1.00	1.83	355,884	0.17	0.18	0.17	0.18	1.82	N/A
1.00	2.03	332,849	0.18	0.18	0.18	0.18	2.02	N/A
1.00	1.02	405,380	0.18	0.18	0.18	0.18	0.96	N/A
1.00	0.34	546,517	0.19	0.19	0.19	0.19	0.32	N/A

$ 1.00	0.02%	$ 35,062	0.15%	0.18%	0.15%	0.18%	0.00%	N/A
1.00	1.83	204,673	0.17	0.18	0.17	0.18	1.47	N/A
1.00	2.03	63,929	0.18	0.18	0.18	0.18	1.96	N/A
1.00	1.03	104,669	0.18	0.18	0.18	0.18	1.02	N/A
1.00	0.31	85,639	0.19 *	0.19 *	0.19 *	0.19 *	0.39 *	N/A

$ 1.00	0.02%	$ 592,346	0.15%	0.33%	0.15%	0.33%	0.00%	N/A
1.00	1.68	1,075,849	0.32	0.33	0.32	0.33	1.56	N/A
1.00	1.88	454,398	0.33	0.33	0.33	0.33	1.96	N/A
1.00	0.87	139,820	0.33	0.33	0.33	0.33	0.86	N/A
1.00	0.19	134,221	0.34	0.34	0.34	0.34	0.22	N/A

$ 1.00	0.02%	$ 109,750	0.14%	0.33%	0.14%	0.33%	0.00%	N/A
1.00	1.68	82,022	0.32	0.33	0.32	0.33	1.62	N/A
1.00	1.88	47,512	0.33	0.33	0.33	0.33	1.89	N/A
1.00	0.87	35,277	0.33	0.33	0.33	0.33	0.85	N/A
1.00	0.19	57,969	0.34	0.34	0.34	0.34	0.22	N/A

$ 9.93	3.49%	$ 5,058,709	0.46%	0.46%	0.46%	0.46%	0.99%	486%
9.73	2.86	4,727,361	0.87	0.87	0.46	0.46	3.04	269
9.76	2.24	5,438,980	0.71	0.71	0.46	0.46	2.72	573
9.80	1.11	6,141,399	0.46	0.46	0.46	0.46	1.70	558
9.85	1.93	6,206,986	0.53	0.53	0.46	0.46	2.14	415

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  73

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
I-2
03/31/2021	$ 9.73	$ 0.09	$ 0.24	$ 0.33	$ (0.13)	$ 0.00	$ 0.00	$ (0.13)
03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)
03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)
03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)
03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)
I-3
03/31/2021	$ 9.73	$ 0.08	$ 0.24	$ 0.32	$ (0.12)	$ 0.00	$ 0.00	$ (0.12)
03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)
04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)
Administrative Class
03/31/2021	$ 9.73	$ 0.08	$ 0.23	$ 0.31	$ (0.11)	$ 0.00	$ 0.00	$ (0.11)
03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)
03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)
03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)
03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)
Class A
03/31/2021	$ 9.73	$ 0.07	$ 0.24	$ 0.31	$ (0.11)	$ 0.00	$ 0.00	$ (0.11)
03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)
03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)
03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)
03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)
Class C
03/31/2021	$ 9.73	$ 0.04	$ 0.23	$ 0.27	$ (0.07)	$ 0.00	$ 0.00	$ (0.07)
03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)
03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)
03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)
03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)
Class C-2
10/21/2020 - 03/31/2021	$ 9.93	$ (0.00)	$ 0.01	$ 0.01	$ (0.01)	$ 0.00	$ 0.00	$ (0.01)
Class R
03/31/2021	$ 9.73	$ 0.04	$ 0.24	$ 0.28	$ (0.08)	$ 0.00	$ 0.00	$ (0.08)
03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)
03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)
03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)
03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)
PIMCO Low Duration Fund II
Institutional Class
03/31/2021	$ 9.75	$ 0.06	$ 0.14	$ 0.20	$ (0.08)	$ 0.00	$ 0.00	$ (0.08)
03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)
03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)
03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)
03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)
Administrative Class
03/31/2021	$ 9.75	$ 0.03	$ 0.15	$ 0.18	$ (0.06)	$ 0.00	$ 0.00	$ (0.06)
03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)
03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)
03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)
03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)
PIMCO Low Duration ESG Fund
Institutional Class
03/31/2021	$ 9.51	$ 0.08	$ 0.20	$ 0.28	$ (0.10)	$ 0.00	$ 0.00	$ (0.10)
03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)
03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)
03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)
03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)

74  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 9.93	3.39%	$ 2,030,455	0.56%	0.56%	0.56%	0.56%	0.90%	486%
9.73	2.77	1,994,991	0.97	0.97	0.56	0.56	2.76	269
9.76	2.13	932,258	0.81	0.81	0.56	0.56	2.69	573
9.80	1.01	638,153	0.56	0.56	0.56	0.56	1.60	558
9.85	1.83	690,627	0.63	0.63	0.56	0.56	2.05	415

$ 9.93	3.34%	$ 48,024	0.61%	0.66%	0.61%	0.66%	0.86%	486%
9.73	2.72	26,189	1.02	1.07	0.61	0.66	2.84	269
9.76	2.36	7,060	0.86 *	0.91 *	0.61 *	0.66 *	3.19 *	573

$ 9.93	3.23%	$ 41,296	0.71%	0.71%	0.71%	0.71%	0.76%	486%
9.73	2.61	47,007	1.12	1.12	0.71	0.71	2.83	269
9.76	1.98	74,637	0.96	0.96	0.71	0.71	2.45	573
9.80	0.86	96,887	0.71	0.71	0.71	0.71	1.45	558
9.85	1.67	122,997	0.78	0.78	0.71	0.71	1.90	415

$ 9.93	3.19%	$ 1,080,190	0.75%	0.75%	0.75%	0.75%	0.70%	486%
9.73	2.58	923,295	1.16	1.16	0.75	0.75	2.74	269
9.76	1.94	1,001,235	1.00	1.00	0.75	0.75	2.41	573
9.80	0.77	1,290,133	(d)0.80	(d)0.80	(d)0.80	(d)0.80	1.37	558
9.85	1.58	846,122	0.87	0.87	0.80	0.80	1.81	415

$ 9.93	2.83%	$ 71,439	1.10%	1.10%	1.10%	1.10%	0.40%	486%
9.73	2.21	142,962	1.51	1.51	1.10	1.10	2.47	269
9.76	1.59	209,792	1.35	1.35	1.10	1.10	2.06	573
9.80	0.46	275,531	1.10	1.10	1.10	1.10	1.07	558
9.85	1.28	454,562	1.17	1.17	1.10	1.10	1.50	415

$ 9.93	0.07%	$ 329	1.30% *	1.30% *	1.30% *	1.30% *	(0.07)% *	486%

$ 9.93	2.88%	$ 111,872	1.05%	1.05%	1.05%	1.05%	0.41%	486%
9.73	2.26	108,983	1.46	1.46	1.05	1.05	2.40	269
9.76	1.64	81,776	1.30	1.30	1.05	1.05	2.19	573
9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558
9.85	1.33	80,013	1.12	1.12	1.05	1.05	1.55	415

$ 9.87	2.09%	$ 431,289	0.50%	0.50%	0.50%	0.50%	0.56%	524%
9.75	3.33	399,558	0.53	0.53	0.50	0.50	2.31	234
9.68	2.49	365,472	0.54	0.54	0.50	0.50	2.31	522
9.67	0.72	365,528	0.50	0.50	0.50	0.50	1.37	701
9.75	2.03	321,426	0.54	0.54	0.50	0.50	1.34	491

$ 9.87	1.84%	$ 10,077	0.75%	0.75%	0.75%	0.75%	0.31%	524%
9.75	3.08	9,973	0.78	0.78	0.75	0.75	2.06	234
9.68	2.24	9,567	0.79	0.79	0.75	0.75	2.06	522
9.67	0.46	9,071	0.75	0.75	0.75	0.75	1.11	701
9.75	1.77	9,055	0.79	0.79	0.75	0.75	1.10	491

$ 9.69	2.92%	$ 338,942	0.50%	0.50%	0.50%	0.50%	0.80%	387%
9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296
9.45	2.28	200,150	0.52	0.52	0.50	0.50	1.98	492
9.45	0.61	152,255	0.50	0.50	0.50	0.50	0.99	456
9.48	1.89	127,164	0.55	0.55	0.50	0.50	1.81	455

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  75

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
I-2
03/31/2021	$ 9.51	$ 0.07	$ 0.20	$ 0.27	$ (0.09)	$ 0.00	$ 0.00	$ (0.09)
03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)
03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)
03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)
03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)
PIMCO Short Asset Investment Fund
Institutional Class
03/31/2021	$ 9.76	$ 0.07	$ 0.24	$ 0.31	$ (0.07)	$ 0.00	$ 0.00	$ (0.07)
03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)
03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)
03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)
I-2
03/31/2021	$ 9.76	$ 0.06	$ 0.24	$ 0.30	$ (0.06)	$ 0.00	$ 0.00	$ (0.06)
03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)
03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)
03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)
03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)
I-3
03/31/2021	$ 9.76	$ 0.04	$ 0.26	$ 0.30	$ (0.06)	$ 0.00	$ 0.00	$ (0.06)
03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)
04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Class M
03/31/2021	$ 9.76	$ 0.07	$ 0.24	$ 0.31	$ (0.07)	$ 0.00	$ 0.00	$ (0.07)
03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)
03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)
03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)
Administrative Class
03/31/2021	$ 9.76	$ 0.09	$ 0.20	$ 0.29	$ (0.05)	$ 0.00	$ 0.00	$ (0.05)
03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)
03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)
03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)
03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)
Class A
03/31/2021	$ 9.76	$ 0.03	$ 0.25	$ 0.28	$ (0.04)	$ 0.00	$ 0.00	$ (0.04)
03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)
03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)
03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)
03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)
PIMCO Short-Term Fund
Institutional Class
03/31/2021	$ 9.49	$ 0.11	$ 0.38	$ 0.49	$ (0.14)	$ 0.00	$ 0.00	$ (0.14)
03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	0.00	(0.27)
03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	0.00	(0.28)
03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)
03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)
I-2
03/31/2021	$ 9.49	$ 0.11	$ 0.37	$ 0.48	$ (0.13)	$ 0.00	$ 0.00	$ (0.13)
03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	0.00	(0.26)
03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)
03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)
03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)
I-3
03/31/2021	$ 9.49	$ 0.10	$ 0.38	$ 0.48	$ (0.13)	$ 0.00	$ 0.00	$ (0.13)
03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	0.00	(0.25)
04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

76  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 9.69	2.82%	$ 103,531	0.60%	0.60%	0.60%	0.60%	0.74%	387%
9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296
9.45	2.18	48,685	0.62	0.62	0.60	0.60	1.88	492
9.45	0.51	37,748	0.60	0.60	0.60	0.60	0.90	456
9.48	1.79	35,142	0.65	0.65	0.60	0.60	1.68	455

$ 10.00	3.20%	$ 4,275,170	0.34%	0.34%	0.34%	0.34%	0.66%	89%
9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89
10.01	2.32	4,124,502	0.34	0.38	0.30	0.34	2.55	110
10.04	1.92	2,341,486	0.29	0.37	0.26	0.34	1.67	123
10.05	1.91	1,002,290	0.26	0.36	0.24	0.34	1.32	946

$ 10.00	3.09%	$ 352,285	0.44%	0.44%	0.44%	0.44%	0.61%	89%
9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89
10.01	2.22	383,620	0.44	0.48	0.40	0.44	2.45	110
10.04	1.81	210,245	0.39	0.47	0.36	0.44	1.55	123
10.05	1.81	125,011	0.36	0.46	0.34	0.44	1.24	946

$ 10.00	3.04%	$ 1,129	0.49%	0.54%	0.49%	0.54%	0.42%	89%
9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89
10.01	1.92	2,710	0.49 *	0.58 *	0.45 *	0.54 *	2.57 *	110

$ 10.00	3.20%	$ 7,777	0.34%	0.34%	0.34%	0.34%	0.70%	89%
9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89
10.01	2.32	5,103	0.34	0.38	0.30	0.34	2.59	110
10.04	1.93	10	0.29	0.37	0.26	0.34	1.63	123
10.05	1.91	10	0.26	0.36	0.24	0.34	1.32	946

$ 10.00	2.94%	$ 2,406	0.59%	0.59%	0.59%	0.59%	0.87%	89%
9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89
10.01	2.04	101,916	0.59	0.63	0.55	0.59	2.32	110
10.04	1.62	24,279	0.54	0.62	0.51	0.59	1.33	123
10.05	1.66	349,448	0.51	0.61	0.49	0.59	1.23	946

$ 10.00	2.84%	$ 461,899	0.69%	0.69%	0.69%	0.69%	0.34%	89%
9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89
10.01	1.97	534,734	0.69	0.73	0.65	0.69	2.19	110
10.04	1.56	415,240	0.64	0.72	0.61	0.69	1.31	123
10.05	1.55	182,428	0.61	0.71	0.59	0.69	0.98	946

$ 9.84	5.21%	$ 10,965,709	0.47%	0.47%	0.45%	0.45%	1.14%	94%
9.49	(0.48)	7,793,178	0.55	0.55	0.45	0.45	2.68	222
9.80	2.31	10,930,485	0.50	0.50	0.45	0.45	2.63	104
9.85	2.11	10,792,869	0.57	0.57	0.45	0.45	1.98	156
9.82	3.49	7,238,471	0.53	0.53	0.45	0.45	1.76	324

$ 9.84	5.10%	$ 3,150,987	0.57%	0.57%	0.55%	0.55%	1.07%	94%
9.49	(0.58)	2,762,049	0.65	0.65	0.55	0.55	2.58	222
9.80	2.21	3,915,317	0.60	0.60	0.55	0.55	2.56	104
9.85	2.00	2,323,358	0.67	0.67	0.55	0.55	1.87	156
9.82	3.38	1,713,191	0.63	0.63	0.55	0.55	1.65	324

$ 9.84	5.05%	$ 50,189	0.62%	0.67%	0.60%	0.65%	1.01%	94%
9.49	(0.63)	38,892	0.70	0.75	0.60	0.65	2.57	222
9.80	1.70	80,706	0.65 *	0.70 *	0.60 *	0.65 *	2.71 *	104

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  77

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Administrative Class
03/31/2021	$ 9.49	$ 0.13	$ 0.34	$ 0.47	$ (0.12)	$ 0.00	$ 0.00	$ (0.12)
03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)
03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)
03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)
Class A
03/31/2021	$ 9.49	$ 0.09	$ 0.38	$ 0.47	$ (0.12)	$ 0.00	$ 0.00	$ (0.12)
03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)
03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)
03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)
Class C
03/31/2021	$ 9.49	$ 0.06	$ 0.38	$ 0.44	$ (0.09)	$ 0.00	$ 0.00	$ (0.09)
03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	0.00	(0.21)
03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)
03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)
03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)
Class R
03/31/2021	$ 9.49	$ 0.07	$ 0.37	$ 0.44	$ (0.09)	$ 0.00	$ 0.00	$ (0.09)
03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	0.00	(0.22)
03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)
03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)
03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*
Annualized
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations.
(d)
Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

78  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$ 9.84	4.94%	$ 28,626	0.72%	0.72%	0.70%	0.70%	1.38%	94%
9.49	(0.73)	1,500,981	0.80	0.80	0.70	0.70	2.43	222
9.80	2.06	1,864,756	0.75	0.75	0.70	0.70	2.37	104
9.85	1.85	1,927,190	0.82	0.82	0.70	0.70	1.72	156
9.82	3.23	1,677,360	0.78	0.78	0.70	0.70	1.51	324

$ 9.84	4.94%	$ 1,681,053	0.72%	0.72%	0.70%	0.70%	0.92%	94%
9.49	(0.73)	1,370,799	0.80	0.80	0.70	0.70	2.41	222
9.80	2.06	1,680,136	0.75	0.75	0.70	0.70	2.38	104
9.85	1.85	1,728,328	0.82	0.82	0.70	0.70	1.72	156
9.82	3.23	903,392	0.78	0.78	0.70	0.70	1.50	324

$ 9.84	4.63%	$ 102,373	1.02%	1.02%	1.00%	1.00%	0.66%	94%
9.49	(1.03)	125,668	1.10	1.10	1.00	1.00	2.13	222
9.80	1.76	172,777	1.05	1.05	1.00	1.00	2.10	104
9.85	1.55	136,018	1.12	1.12	1.00	1.00	1.41	156
9.82	2.92	174,228	1.08	1.08	1.00	1.00	1.21	324

$ 9.84	4.68%	$ 110,040	0.97%	0.97%	0.95%	0.95%	0.69%	94%
9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222
9.80	1.81	128,331	1.00	1.00	0.95	0.95	2.13	104
9.85	1.60	122,140	1.07	1.07	0.95	0.95	1.47	156
9.82	2.97	116,464	1.03	1.03	0.95	0.95	1.25	324

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  79

PIMCO Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Funds

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-2

PIMCO Funds

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Funds

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-4

PIMCO Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met, however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.

A-5  Prospectus | PIMCO Funds

Prospectus

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  A-6

PIMCO Funds

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Funds

Prospectus

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill
Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-1

PIMCO Funds

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C and Class C-2 (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley
Wealth Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shares of the PIMCO Short-Term Fund.
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

B-2  Prospectus | PIMCO Funds

Prospectus

Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective on March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward D. Jones & Co., L.P. (“Edward Jones”). Shareholders purchasing Fund shares through an Edward Jones commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts and purchase minimums, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Edward Jones
Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups,” as determined by Edward Jones under its policies and procedures). This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Front-end Sales Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by a shareholder or others in the same pricing group. If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies
Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x
NAV).

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date
Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none
Minimum Balances

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-3

PIMCO Funds

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones’ policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares of the same Fund
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

B-4  Prospectus | PIMCO Funds

Prospectus

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Effective October 30, 2020, shareholders purchasing Fund shares through Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates are eligible for all applicable sales charge waivers as described in this prospectus. In addition, a front-end sales charge waiver with respect to Class A shares will apply to Class C shares held for at least seven years that are converted at net asset value to Class A shares of the same Fund. The conversion from Class C shares to Class A shares will occur monthly based on the age of the shares on the last day of the month. This waiver may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Effective February 22, 2021, shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

July 30, 2021 (as supplemented December 1, 2021) | Prospectus  B-5

PIMCO Funds

USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.

B-6  Prospectus | PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105
TRANSFER AGENT
DST Asset Manager Solutions, Inc.
Institutional Class, Class M, I-2, I-3 and Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class C-2 and Class R — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006 For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0007_120121

PIMCO Funds
Statement of Additional Information
July 30, 2021 (as supplemented December 1, 2021)
 This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.
The Trust is an open-end management investment company (“mutual fund”) currently consisting of 77 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to nine classes of shares of each of its Funds.
Certain Funds’ Institutional Class, Class M, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, as applicable, are offered through the Asset Allocation Funds Prospectus, Bond Funds Prospectus, Credit Bond Funds Prospectus, Equity-Related Strategy Funds Prospectus, International Bond Funds Prospectus, Municipal Value Funds Prospectus, Quantitative Strategies Prospectus, Real Return Strategy Funds Prospectus, Short Duration Strategy Funds Prospectus and Tax-Efficient Strategy Funds Prospectus, each dated July 30, 2021, each as supplemented from time to time (each a “Prospectus,” collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.
	Inst.	M	I-2	I-3	Admin.	A	C	C-2	R
PIMCO All Asset Fund	PAAIX	—	PALPX	PAANX	PAALX	PASAX	PASCX	—	PATRX
PIMCO All Asset All Authority Fund	PAUIX	—	PAUPX	PAUNX	—	PAUAX	PAUCX	—	—
PIMCO California Intermediate Municipal Bond Fund	PCIMX	—	PCIPX	—	—	PCMBX	PCFCX	—	—
PIMCO California Municipal Bond Fund	PCTIX	—	PCTPX	—	—	PCTTX	PCTGX	—	—
PIMCO California Short Duration Municipal Income Fund	PCDIX	—	PCDPX	—	—	PCDAX	—	—	—
PIMCO Climate Bond Fund	PCEIX	—	PCEPX	PCEWX	—	PCEBX	PCECX	—	—
PIMCO CommoditiesPLUS® Strategy Fund	PCLIX	—	PCLPX	PCLNX	—	PCLAX	PCPCX	—	—
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	—	PCRPX	PCRNX	PCRRX	PCRAX	PCRCX	—	PCSRX
PIMCO Credit Opportunities Bond Fund	PCARX	—	PPCRX	—	—	PZCRX	PCCRX	—	—
PIMCO Diversified Income Fund	PDIIX	—	PDVPX	PDNIX	PDAAX	PDVAX	PDICX	—	—
PIMCO Dynamic Bond Fund	PFIUX	—	PUCPX	PFNUX	—	PUBAX	PUBCX	—	PUBRX
PIMCO Emerging Markets Local Currency and Bond Fund	PELBX	—	PELPX	PELNX	—	PELAX	PELCX	—	—

	Inst.	M	I-2	I-3	Admin.	A	C	C-2	R
PIMCO Emerging Markets Bond Fund	PEBIX	—	PEMPX	PEBNX	—	PAEMX	PEBCX	—	—
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	—	—	—	—	—	—	—	—
PIMCO Emerging Markets Currency and Short-Term Investments Fund	PLMIX	—	PLMPX	—	—	PLMAX	—	—	—
PIMCO Emerging Markets Full Spectrum Bond Fund	PFSIX	—	—	—	—	—	—	—	—
PIMCO ESG Income Fund	PEGIX	—	PEGPX	PEGQX	—	PEGAX	PEGBX	—	—
PIMCO Extended Duration Fund	PEDIX	—	PEDPX	—	—	—	—	—	—
PIMCO Global Advantage® Strategy Bond Fund	PSAIX	—	—	—	—	PGSAX	—	—	—
PIMCO Global Bond Opportunities Fund (Unhedged)	PIGLX	—	—	—	PADMX	PAGPX	—	—	—
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PGBIX	—	PGNPX	—	PGDAX	PAIIX	PCIIX	—	—
PIMCO Global Core Asset Allocation Fund	PGAIX	—	PGAPX	—	—	PGMAX	PGMCX	—	—
PIMCO GNMA and Government Securities Fund	PDMIX	—	PPGNX	PANNX	—	PAGNX	PCGNX	—	—
PIMCO Government Money Market Fund	PGYXX	PGFXX	PGPXX	—	PGOXX	AMAXX	AMGXX	—	—
PIMCO California Municipal Intermediate Value Fund	GCMVX	—	—	—	—	—	—	—	—
PIMCO California Municipal Opportunistic Value Fund	GCMFX	—	—	—	—	—	—	—	—
PIMCO National Municipal Intermediate Value Fund	GNMVX	—	—	—	—	—	—	—	—
PIMCO National Municipal Opportunistic Value Fund	GNMFX	—	—	—	—	—	—	—	—
PIMCO High Yield Fund	PHIYX	—	PHLPX	PHNNX	PHYAX	PHDAX	PHDCX	—	PHYRX
PIMCO High Yield Municipal Bond Fund	PHMIX	—	PYMPX	PYMNX	—	PYMAX	PYMCX	—	—
PIMCO High Yield Spectrum Fund	PHSIX	—	PHSPX	PHFNX	—	PHSAX	PHSCX	—	—
PIMCO Income Fund	PIMIX	—	PONPX	PIPNX	PIINX	PONAX	PONCX	—	PONRX

	Inst.	M	I-2	I-3	Admin.	A	C	C-2	R
PIMCO Inflation Response Multi-Asset Fund	PIRMX	—	PPRMX	—	—	PZRMX	—	—	—
PIMCO International Bond Fund (Unhedged)	PFUIX	—	PFUPX	PFUNX	PFUUX	PFUAX	PFRCX	—	—
PIMCO International Bond Fund (U.S. Dollar-Hedged)	PFORX	—	PFBPX	PFONX	PFRAX	PFOAX	PFOCX	—	PFRRX
PIMCO Investment Grade Credit Bond Fund	PIGIX	—	PBDPX	PCNNX	PGCAX	PBDAX	PBDCX	—	—
PIMCO Long Duration Total Return Fund	PLRIX	—	PLRPX	—	—	PLRAX	PLRCX	—	—
PIMCO Long-Term Credit Bond Fund	PTCIX	—	PLCPX	—	—	—	—	—	—
PIMCO Long-Term Real Return Fund	PRAIX	—	PRTPX	—	—	—	—	—	—
PIMCO Long-Term U.S. Government Fund	PGOVX	—	PLTPX	—	PLGBX	PFGAX	PFGCX	—	—
PIMCO Low Duration Fund	PTLDX	—	PLDPX	PTLNX	PLDAX	PTLAX	PTLCX	PLCCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	—	—	—	PDFAX	—	—	—	—
PIMCO Low Duration Credit Fund	PSRIX	—	PSRPX	—	—	PSRZX	PSRWX	—	—
PIMCO Low Duration ESG Fund	PLDIX	—	PLUPX	—	—	—	—	—	—
PIMCO Low Duration Income Fund	PFIIX	—	PFTPX	PFNIX	—	PFIAX	PFNCX	PLDCX	—
PIMCO Moderate Duration Fund	PMDRX	—	PMOPX	—	—	—	—	—	—
PIMCO Mortgage-Backed Securities Fund	PTRIX	—	PMRPX	PSANX	—	PMRAX	PMRCX	—	—
PIMCO Mortgage Opportunities and Bond Fund	PMZIX	—	PMZPX	PMZNX	—	PMZAX	PMZCX	—	—
PIMCO Municipal Bond Fund	PFMIX	—	PMUPX	PMUNX	—	PMLAX	PMLCX	—	—
PIMCO National Intermediate Municipal Bond Fund	PMNIX	—	PMNPX	—	—	PMNTX	PMNNX	—	—
PIMCO New York Municipal Bond Fund	PNYIX	—	PNYPX	PNYNX	—	PNYAX	PBFCX	—	—
PIMCO Preferred and Capital Securities Fund	PFINX	—	PFPNX	PFNNX	—	PFANX	PFCJX	—	—
PIMCO RAE Fundamental Advantage PLUS Fund	PFATX	—	—	—	—	PTFAX	—	—	—
PIMCO RAE PLUS EMG Fund	PEFIX	—	PEFPX	—	—	PEFFX	PEFCX	—	—

	Inst.	M	I-2	I-3	Admin.	A	C	C-2	R
PIMCO RAE PLUS Fund	PXTIX	—	PIXPX	PXTNX	—	PIXAX	PIXCX	—	—
PIMCO RAE PLUS International Fund	PTSIX	—	PTIPX	—	—	PTSOX	—	—	—
PIMCO RAE PLUS Small Fund	PCFIX	—	PCCPX	—	—	PCFAX	PCFEX	—	—
PIMCO RAE Worldwide Long/Short PLUS Fund	PWLIX	—	PWLMX	—	—	PWLBX	PWLEX	—	—
PIMCO Real Return Fund	PRRIX	—	PRLPX	PRNPX	PARRX	PRTNX	PRTCX	—	PRRRX
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	—	PETPX	PNRNX	—	PETAX	PETCX	—	—
PIMCO Short Asset Investment Fund	PAIDX	PAMSX	PAIPX	PANDX	PAIQX	PAIAX	—	—	—
PIMCO Short Duration Municipal Income Fund	PSDIX	—	PSDPX	PSDUX	—	PSDAX	PSDCX	PCCMX	—
PIMCO Short-Term Fund	PTSHX	—	PTSPX	PTSNX	PSFAX	PSHAX	PFTCX	—	PTSRX
PIMCO StocksPLUS® Absolute Return Fund	PSPTX	—	PTOPX	PSPNX	—	PTOAX	PSOCX	—	—
PIMCO StocksPLUS® Fund	PSTKX	—	PSKPX	PSTNX	PPLAX	PSPAX	PSPCX	—	PSPRX
PIMCO StocksPLUS® International Fund (Unhedged)	PSKIX	—	PPLPX	PSKNX	—	PPUAX	PPUCX	—	—
PIMCO StocksPLUS® International Fund (U.S. Dollar-hedged)	PISIX	—	PIUHX	PISNX	—	PIPAX	PIPCX	—	—
PIMCO StocksPLUS® Long Duration Fund	PSLDX	—	—	—	—	—	—	—	—
PIMCO StocksPLUS® Short Fund	PSTIX	—	PSPLX	PSNNX	—	PSSAX	PSSCX	—	—
PIMCO StocksPLUS® Small Fund	PSCSX	—	PCKPX	PSNSX	PCKTX	PCKAX	PCKCX	—	—
PIMCO Strategic Bond Fund	PUTIX	—	PUTPX	—	—	ATMAX	ATMCX	—	—
PIMCO Total Return Fund	PTTRX	—	PTTPX	PTTNX	PTRAX	PTTAX	PTTCX	—	PTRRX
PIMCO Total Return Fund II	PMBIX	—	PMTPX	—	PRADX	—	—	—	—
PIMCO Total Return Fund IV	PTUIX	—	—	—	—	PTUZX	—	—	—
PIMCO Total Return ESG Fund	PTSAX	—	PRAPX	—	PRFAX	PTGAX	PTGCX	—	—
PIMCO TRENDS Managed Futures Strategy Fund	PQTIX	—	PQTPX	PQTNX	—	PQTAX	—	—	—
Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

Audited financial statements for the Trust as of March 31, 2021, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2021 Annual Report, which were filed with the SEC in the initial submission and the companion submission. A copy of the Prospectus, Annual Report or Semi-Annual Report (when available) for each Fund may be obtained free of charge at the telephone number and address listed below or by visiting https://www.pimco.com/en-us/product-finder.
PIMCO Funds
Regulatory Document Request
650 Newport Center Drive
Newport Beach, California 92660
Telephone: 1-888-87PIMCO

i

ii

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DESCRIPTION OF The Trust
The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios, including:
PIMCO All Asset Fund
PIMCO All Asset All Authority Fund
PIMCO California Intermediate Municipal Bond Fund
PIMCO California Municipal Bond Fund
PIMCO California Short Duration Municipal Income
Fund
PIMCO Climate Bond Fund
PIMCO CommoditiesPLUS® Strategy Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO Credit Opportunities Bond Fund
PIMCO Diversified Income Fund
PIMCO Dynamic Bond Fund
PIMCO Emerging Markets Local Currency and Bond
Fund
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Corporate Bond Fund
PIMCO Emerging Markets Currency and Short-Term
Investments Fund
PIMCO Emerging Markets Full Spectrum Bond Fund
PIMCO ESG Income Fund
PIMCO Extended Duration Fund
PIMCO Global Advantage® Strategy Bond Fund
PIMCO Global Bond Opportunities Fund (Unhedged)
PIMCO Global Bond Opportunities Fund
(U.S. Dollar-Hedged)
PIMCO GNMA and Government Securities Fund
PIMCO Global Core Asset Allocation Fund
PIMCO Government Money Market Fund
PIMCO California Municipal Intermediate Value Fund
PIMCO California Municipal Opportunistic Value Fund
PIMCO National Municipal Intermediate Value Fund
PIMCO National Municipal Opportunistic Value Fund
PIMCO High Yield Fund
PIMCO High Yield Municipal Bond Fund
PIMCO High Yield Spectrum Fund
PIMCO Income Fund
PIMCO Inflation Response Multi-Asset Fund
PIMCO International Bond Fund (Unhedged)
PIMCO International Bond Fund (U.S. Dollar-Hedged)
PIMCO Investment Grade Credit Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Long-Term Credit Bond Fund
PIMCO Long-Term Real Return Fund

PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration Fund
PIMCO Low Duration Fund II
PIMCO Low Duration Credit Fund
PIMCO Low Duration Fund
PIMCO Low Duration Credit Fund
PIMCO Low Duration ESG Fund
PIMCO Low Duration Income Fund
PIMCO Moderate Duration Fund
PIMCO Mortgage-Backed Securities Fund
PIMCO Mortgage Opportunities and Bond Fund
PIMCO Municipal Bond Fund
PIMCO National Intermediate Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO Preferred and Capital Securities Fund
PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO RAE PLUS EMG Fund
PIMCO RAE PLUS Fund
PIMCO RAE PLUS International Fund
PIMCO RAE PLUS Small Fund
PIMCO RAE Worldwide Long/Short PLUS Fund
PIMCO Real Return Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO Short Asset Investment Fund
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Fund
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® International Fund
(U.S. Dollar-Hedged)
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund
PIMCO Strategic Bond Fund
PIMCO Total Return Fund
PIMCO Total Return Fund II
PIMCO Total Return Fund IV
PIMCO Total Return ESG Fund
PIMCO TRENDS Managed Futures Strategy Fund

As of July 30, 2021, the following Funds are diversified: PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO Climate Bond Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO Dynamic Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Extended Duration Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Core Asset Allocation Fund, PIMCO GNMA and Government Securities Fund, PIMCO Government Money Market Fund, PIMCO High Yield Fund, PIMCO High Yield Municipal Bond Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Bond Fund (Unhedged), PIMCO Investment Grade Credit Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Long-Term Real Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Fund, PIMCO Low Duration Fund II, PIMCO Low Duration Credit Fund, PIMCO Low Duration ESG Fund, PIMCO Low Duration Income Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage

Opportunities and Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Preferred and Capital Securities Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Short Asset Investment Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV, PIMCO Total Return ESG Fund and PIMCO TRENDS Managed Futures Strategy Fund.
Investment Objectives And Policies
The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments, strategies and risks is set forth below.
The PIMCO All Asset and PIMCO All Asset All Authority Funds, which are separate Funds, invest substantially all of their assets in other series of the Trust (except the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, PIMCO National Municipal Opportunistic Value Fund and each other), as well as in actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO ETF Trust and PIMCO Equity Series, each an affiliated open-end management investment company. The other Funds in which the PIMCO All Asset and PIMCO All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in certain or all of the Underlying PIMCO Funds, as specified in each Fund’s Prospectus (together with the PIMCO All Asset and PIMCO All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Because the PIMCO Funds of Funds invest substantially all or a significant portion of their assets in certain or all of the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds.
The PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds may also invest in certain Underlying PIMCO Funds, as specified in each Fund’s Prospectus. However, the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund may also invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.
Please see “Investments in Underlying PIMCO Funds” and “Regulatory Risk” below for more information regarding potential risks related to the Underlying PIMCO Funds as well as certain regulatory changes potentially impacting the PIMCO Funds of Funds’ and Underlying PIMCO Funds’ investment strategies and operations.
The PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CRRS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CRRS Subsidiary, the Fund is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CRRS Subsidiary.
The PIMCO Global Core Asset Allocation Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GCAA Subsidiary”). The GCAA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GCAA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and GCAA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GCAA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the GCAA Subsidiary, the Fund is indirectly exposed to the risks associated with the GCAA Subsidiary’s investments. The derivatives and other investments held by the GCAA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s GCAA Subsidiary.
The PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPS Subsidiary”). The CPS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPS Subsidiary’s investments. The derivatives and other investments held by the CPS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPS Subsidiary.
The PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IRMA Subsidiary”). The IRMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the IRMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and IRMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the IRMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the IRMA Subsidiary, the Fund is indirectly exposed to the risks associated with the IRMA Subsidiary’s investments. The derivatives and other investments held by the IRMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s IRMA Subsidiary.
The PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “MF Subsidiary,” together with the CRRS Subsidiary, the GCAA Subsidiary, the CPS Subsidiary

and the IRMA Subsidiary, the “Commodities Subsidiaries”). The MF Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the MF Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and MF Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the MF Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the MF Subsidiary, the Fund is indirectly exposed to the risks associated with the MF Subsidiary’s investments. The derivatives and other investments held by the MF Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s MF Subsidiary.
The PIMCO Preferred and Capital Securities Fund may pursue its investment objective by investing in the PIMCO Capital Securities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CSF Subsidiary,” together with the Commodities Subsidiaries, the “Subsidiaries”). The CSF Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CSF Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. The Fund and CSF Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the CSF Subsidiary, the Fund is indirectly exposed to the risks associated with the CSF Subsidiary’s investments. The investments held by the CSF Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CSF Subsidiary.
Effective March 15, 2019, each Predecessor Gurtin Fund, each a series of Forum Funds II and managed by Gurtin (each, a “Predecessor Gurtin Fund”), was reorganized into a corresponding “shell” series of PIMCO Funds consisting of the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (each, a “PIMCO Gurtin Fund”). The reorganization provided for (i) the transfer of all of the assets of each Predecessor Gurtin Fund to its corresponding PIMCO Gurtin Fund in exchange for Institutional Class shares of the PIMCO Gurtin Fund of equal aggregate net asset value, (ii) the assumption by each PIMCO Gurtin Fund of the known and existing liabilities of its corresponding Predecessor Gurtin Fund, (iii) the distribution by each PIMCO Gurtin Fund of Institutional Class shares of such PIMCO Gurtin Fund to its corresponding Predecessor Gurtin Fund, and (iv) the subsequent termination, dissolution and complete liquidation of each Predecessor Gurtin Fund. The investment objective, investment strategies, and principal investment risks of each Predecessor Gurtin Fund and its corresponding PIMCO Gurtin Fund are substantially similar. The PIMCO Gurtin Funds succeeded to the accounting and performance histories of the Predecessor Gurtin Funds. Certain historical information provided in this SAI for the PIMCO Gurtin Funds, therefore, is that of the corresponding Predecessor Gurtin Fund. The PIMCO Gurtin Funds filed with the IRS an automatic approval request to change fiscal year ends from September 30th to March 31st, which change became effective on March 31, 2019.
U.S. Government Securities
U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Municipal Bonds
Each Fund (except the PIMCO Government Money Market Fund) may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value, PIMCO National Municipal Intermediate Value and PIMCO National Municipal Opportunistic Value Funds, (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO California Municipal Intermediate Value and PIMCO California Municipal Opportunistic Value Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax (“California Municipal Bonds”). In the case of the PIMCO New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each quarter of a Municipal Fund’s tax year.
The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO California Municipal Intermediate Value and PIMCO California Municipal Opportunistic Value Funds may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the PIMCO New York Municipal Bond Fund may concentrate its investments in New York Municipal Bonds and therefore will be exposed to New York state-specific risks. State-specific risks are discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Short Duration Municipal Income Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York. Accordingly, such Funds, to the extent they invest more than 25% in California or New York, will be subject to the applicable state-specific risks discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.
Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source or annual revenues. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities. Tax legislation in 2017 eliminated the tax exemption for advance refunding of municipal bonds on a go-forward basis.
Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.
Each Fund (except the PIMCO Government Money Market Fund) may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.
The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. Gurtin (as defined below) does not evaluate or review insurance policies when determining ratings or making purchase decisions. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to regulatory limitations on investments in illiquid investments generally. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
Certain Funds may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.
The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.
The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund's assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund's shares) would typically bear the losses. In particular, if the Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
The Funds have restructured their TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.
The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.
Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.
Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.
The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.
Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value and

PIMCO New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the value of such Municipal Bonds held by the Funds may be affected. In addition, it is possible that events occurring after the date of a Municipal Bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.
California. Each Fund investing in California Municipal Bonds, and in particular the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO California Municipal Intermediate Value and PIMCO California Municipal Opportunistic Value Funds may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.
Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics, or social unrest could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California municipal bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in California may change negatively and more rapidly than usual, and California may be less able to maintain up-to-date information for the public. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.
Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.
California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s fiscal health had improved since the severe recession ended in 2009, which caused large budget deficits. California’s General Fund budget had achieved structural balance for the last several fiscal years. In addition, the State had paid off certain budgetary borrowings, debts and deferrals that were accumulated to balance budgets during the most recent recession and years prior. However, California’s General Fund has been materially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the California and national economies, which triggered a historic drop in the stock market. These efforts are expected to result in significant declines in state revenues from recent levels, as well as increased expenditures required to manage and mitigate COVID-19’s impact. It is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to California’s economy. A meaningful decline in revenues could negatively impact California’s ability to meet its debt obligations, including with respect to investments held by a Fund. California’s real gross domestic product (“GDP”) contracted by 2.8% in 2020, and totaled approximately $3.0 trillion at current prices, making California the fifth largest economy in the world. The unemployment rate in California grew to a peak of 16.0% in April 2020, but fell to 9.3% as of December 2020. Employment in some of California’s largest industries, including trade, transportation, and utilities, education and health services, and professional and business services, declined by 3.7%, 4.7%, and 5.4%, respectively, throughout 2020. As of April 2021, California’s unemployment rate had fallen to 8.0%. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (the “CRF”), of which California has received approximately $16.1 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. In addition, the Governor signed into law in February 2021 an economic relief package totaling $7.6 billion, which funded primarily by the state’s General Fund. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to California as well as state measures will be sufficient to address the economic challenges stemming from the COVID-19 pandemic. The rate and level at which the federal government and California have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for the respective economies. A failure by California to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.
The Governor released his proposed budget for fiscal year 2021-22 on January 8, 2021 (“2021-22 Governor’s Budget”). The 2021-22 Governor’s Budget focuses on supporting and expediting the State’s health and economic recovery from the crisis caused by COVID-19. The 2021-22 Governor’s Budget projects that General Fund revenues and transfers will be $158.4 billion (a decline of 2.7% relative to the prior year) and expenditures will be $164.5 billion (an increase of 5.5% relative to the prior year). The 2021-22 Governor’s Budget projects that the State will begin fiscal year 2022-23 with a surplus of $6.1 billion.
According to the Legislative Analyst's Office (“LAO”), California's non-partisan fiscal and policy advisor, the immediate action proposals in the would generally benefit the State. The LAO Report cautioned that the 2021-22 Governor’s Budget should complement, rather than duplicate, federal efforts contemplated in the Consolidated Appropriations Act of 2021, which contains approximately $900 billion in federal stimulus. The LAO Report also encouraged the legislature to take steps toward restoring budget reserves that were used in fiscal year 2020-21 to help address COVID-19.
Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of April 7, 2021, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests. Gurtin does not rely solely on credit ratings when selecting debt securities for the PIMCO Gurtin Funds, and develops its own independent analysis of issuer credit quality.

In May 2021, the Governor revised the projections contained in the 2021-22 Governor’s Budget (“May Revision”). The May Revision contemplates $22.4 billion in budget reserves, including $15.9 billion in the Proposition 2 Budget Stabilization Account. In addition, under the May Revision, California will continue to pay down long-term debt obligations. Projections in the May Revision provide for approximately $175 billion in General Fund revenue against $196 billion in expenditures, including from amounts allocated from federal relief aid. The May Revision projects that the General Fund will end fiscal year 2021-2022 with a balance of approximately $6.6 billion. The LAO Report on the May Revision states that notwithstanding recent stimulus efforts, state revenue growth is not certain. The LAO cautioned that inflationary pressures could lead to changes in federal policy that could slow economic growth. The LAO encouraged the Legislature to weigh the risks of future revenue shortfalls in setting expenditures for the upcoming fiscal year.
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
Additionally, California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires, mudslides, and droughts. Such events have, in the past, resulted in significant disruptions to the California economy and required substantial expenditures from the state government. Over the past several years, California has experienced unprecedented draught and wildfire activity with increases in the number and severity of wildfires. Ten of the most destructive fires have occurred since 2015, and 2020 was the worst wildfire season in the state’s history. Recent drought conditions have positioned the 2021 wildfire season to be as destructive as the prior year. These conditions have significantly impacted California’s economy, and there can be no guarantee that future wildfires would not have an equally detrimental effect on California’s economy or environment.
New York. Funds investing in New York Municipal Bonds, and in particular the PIMCO New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (as used in this section, the “State” or “New York”) and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in New York may change negatively and more rapidly than usual, and New York may be less able to maintain up-to-date information for the public. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City (as used in this section, the “City” or “New York City”) and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.
Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors as well as natural disasters, epidemics, pandemics, and social unrest. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax exempt securities, may be adversely affected.
State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.
Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance.
Over the near and long term, New York and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.
New York has been adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Financial efforts to respond to and mitigate the spread of COVID-19 have had a severe negative impact on the national and New York economies and triggered a historic drop and ongoing volatility in the markets. These efforts are expected to result in significant declines in state revenues from recent levels, as well as increased expenditures required to manage and mitigate COVID-19’s impact. The State has, and is expected to continue to, incur substantial direct costs in responding to COVID-19. These costs include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies; emergency facilities; testing and contact tracing; housing and food assistance; reopening expenses; and certain personnel and telework expenses.
To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (the “CRF”), of which New York has received approximately $5.1 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to New York will be sufficient to address its economic challenges. The rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for the respective economies. A failure by New York to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.
In January 2020, the State’s Division of Budget (“DOB”) issued an Executive Budget Financial Plan related to the Governor’s proposed budget for fiscal year 2020 (“FY 2021 Proposed Budget”). The FY 2021 Executive Budget authorized gap-closing plan consists of approximately $2.5 billion in savings from spending control, including a $1.8 billion reduction in local assistance spending. The budget gap represents the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them.
On January 19, 2021, the Governor submitted his initial proposed budget to the state legislature (“2021-22 Governor’s Budget”). The 2021-22 Governor’s Budget projects $80.5 billion in revenue, an annual increase of $7.4 billion, or 10.1%, from fiscal year 2021 projections. These receipts are expected to consist of $50.8 billion in personal income tax revenues (an increase of $8.3 billion from fiscal year 2021 projections), $13.4 billion in consumption/use tax receipts (an increase of $909 million, or 7.3%, from fiscal year 2021 projections), and $6.0 billion in business tax revenue (an increase of $98 million, or 1.7%, from fiscal year 2021 projections). Against these revenues, the 2021-22 Governor’s Budget calls for $82.0 billion in expenditures, an annual increase of $7.2 billion, or 9.6%.
On April 6, 2021, the Governor signed the fiscal year 2022-2023 budget (“Enacted Budget”) into law. The Enacted Budget projects General Fund receipts of approximately $87.2 billion, which represents an increase of $12.9 billion, or 17.3%, from fiscal year 2021 results. The receipts are expected to consist of approximately $53.3 billion in personal income tax revenues (an increase of $4.7 billion from fiscal year 2021), $15.4 billion in sales/use tax revenue (an increase of $3.6, or 30.8%) from fiscal year 2021), and $7 billion in business tax revenue (an increase of $566 million, or 8.8%) from fiscal year 2021). The Enacted Budget provides for approximately $89.0 billion in expenditures, an annual increase of $14.9 billion (or 20.1%) from fiscal year 2021 results. The Enacted Budget includes more than $3 billion for time-limited economic recovery initiatives, a substantial increase in School Aid, and Medicaid growth of approximately 6%. State agency operations expenditures are also expected to total $20.8 billion, an annual increase of $3.7 billion. The Enacted Budget projects that the closing balance of the General Fund at the end of fiscal year 2022 will be approximately $7.3 billion, a decrease of $1.8 billion from the prior fiscal year.
The State has experienced a number of natural disasters in recent years, for which the State has received. Federal disaster aid. However, there can be no assurance that Federal aid would be provided to address future natural disasters.
The State’s economy continues to face significant risks, including, but not limited to, the effects of: national and international events; climate change, extreme weather events and other natural disasters; pandemics; ongoing financial instability in the Euro Zone; major terrorist events; hostilities or war; social unrest; changes in international trade policies, consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.
Following a substantial increase in unemployment throughout New York in 2020, the State projects total nonfarm employment growth of 3.2% for 2021 and for 2022. The State projects that wages will grow by 7.0% for 2021. The State’s unemployment rate reached its peak of 16.2% in April 2020 but had fallen to 6.1% as of April 2021. The State’s unemployment rate was commensurate with the national average in April 2021.
New York City is the largest city in the U.S., and has a complex, varied and aging infrastructure. The City has more school buildings, firehouses, health facilities, community colleges, roads and bridges, libraries, and police precincts than any other city in the country. Notably, New York City was the center of New York’s initial COVID-19 outbreak in 2020, which had a severe adverse impact on the City’s financial health. Since the outbreak of COVID-19, the unemployment rate in the City has increased from 4.1% in March 2020 to 20.3% in June 2020, and ended April 2021 at 11.4%. The unexpected increase in expenses to address COVID-19 as well as reduced revenues from declining tax collections has negatively affected the City’s cash flow and increased pressure on its budget.
New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. As of June 30, 2020, the City’s total debt-incurring power under the general debt limit was approximately $116.27 billion, and the net debt-incurring power was approximately $45.8 billion. The City’s general obligation debt outstanding was approximately $38.8 billion as of June 30, 2020. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled approximately $79.2 billion as of June 30, 2020.
In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of fiscal year 2020, NYCTFA debt backed by personal income tax revenues accounted for approximately $40.7 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 for general capital purposes. The City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to the City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of June 30, 2020, excluding amortization, approximately $8.3 billion of these bonds have been issued. Debt service for these bonds is supported by building aid payments the City receives from the State. At the end of fiscal year 2020, TSASC debt totaled approximately $1.0 billion.
As of June 25, 2021 New York State’s general obligation bonds are rated AA+, Aa2, and AA+ by S&P, Moody’s and Fitch, respectively. As of June 25, 2021, New York City’s general obligation debt was rated AA, Aa2, and AA- by
S&P, Moody’s, and Fitch, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.
Puerto Rico. Each Fund investing in municipal securities issued by Puerto Rico may be particularly affected by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. In addition, as a result of the ongoing financial challenges faced by Puerto Rico, including those following the outbreak of COVID-19, the Commonwealth’s economic circumstances may change negatively and more rapidly than usual, and the Commonwealth may be less able to maintain up-to-date information for the public.
During the last recession, the Commonwealth of Puerto Rico (“Commonwealth” or “Puerto Rico”) experienced a significant economic downturn. Few signs of improvement have appeared, and any recovery may be slow as the Commonwealth continues to face significant fiscal challenges, including substantial underfunding of the Commonwealth’s retirement systems, sizeable debt service obligations, and a high level of unemployment. Moreover, the high level of public debt in the Commonwealth affects long-term growth prospects and could cause the Commonwealth to experience additional financial hardship. The amount of its outstanding public debt will make it difficult for Puerto Rico to make full repayment. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may occur in the future. These financial challenges have been compounded by two hurricanes that impacted the Commonwealth in 2017 and a series of earthquakes in December 2019 and January 2020, which caused more than $80 billion and $200 million in damage, respectively, as well as increased costs and declining revenues following the outbreak of COVID-19 in 2020. As a result of these and other factors, the Commonwealth is facing significant budget shortfalls and the most severe fiscal crisis that it has endured in decades.
On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. It is possible that petitions under Title III or other provisions of PROMESA, including Title VI, for additional Commonwealth instrumentalities will be filed in the future. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority in the levels and priorities of payment from the affected entities. As of the date of this Statement of Additional Information, negotiations between Puerto Rico and its instrumentalities and their respective creditors to restructure outstanding debt obligations remain ongoing, and it is not possible to predict whether Puerto Rico and its instrumentalities will be able to come to similar agreements with other creditors.
There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a Fund.
The Commonwealth has faced a number of significant fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures. Such challenges contributed to the passage of PROMESA, which established the Oversight Board and empowered it to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is comprised of seven members appointed by the President who are nominated through a bipartisan selection process. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and Governor.
Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative impact on the value of the Commonwealth’s municipal securities.
The Commonwealth’s retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System, are severely underfunded and are projected to deplete their assets in the near future. As of the end of fiscal year 2016, the pension systems reported a net pension liability of approximately $44.9 billion. In 2017, the Legislative Assembly enacted laws to reform the operation and funding of the Pension Systems, which eliminated employer contributions. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources funding for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a Fund’s investments in Puerto Rico.
As of May 30, 2018, the Commonwealth’s consolidated outstanding debt and pension liabilities have grown to over $120 billion, with more than $70 billion in financial debt and more than $50 billion in pension liabilities. In 2017, the Oversight Board filed petitions pursuant to Title III of PROMESA in federal court on behalf the Commonwealth and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), the Employee Retirement System, the Puerto Rico Highways and Transportation Authority, and the Puerto Rico Electric Power Utility (“PREPA”), to begin proceedings to restructure their outstanding debt. As a result of these petitions, the ability of the creditors of the Commonwealth and its instrumentalities that have filed for Title III to take action with respect to outstanding obligations has been temporarily stayed. The judge assigned to oversee the Title III proceedings initiated a confidential mediation process administered by five federal judges. In addition, the judge has concurrently overseen legal proceedings related to the Title III petitions and mediation, including litigation related to a proposed loan from the Commonwealth to PREPA and whether COFINA bonds were validly issued under the Commonwealth’s constitution.
With respect to the litigation regarding the Commonwealth’s outstanding debt, creditors and the Commonwealth had agreed on a Plan of Adjustment that would restructure $35 billion of its outstanding debt. Under the Plan of

Adjustment filed in March 2021, $35 billion of the Commonwealth’s outstanding obligations would be reduced by approximately 80% to $7.4 billion and annual debt service payments would be limited to a percentage revenues. The Plan of Adjustment also provides for reductions outstanding pension payments owed by the Commonwealth. The Plan of Adjustment is subject to review by the judge overseeing the Commonwealth’s Title III proceedings, and it is not presently possible to predict whether the agreement will be finalized at the current terms. Consummation of the Plan of Adjustment may also require legislation to be passed in Puerto Rico that allows for the issuance of new debt to facilitate the restructuring. The Plan of Adjustment includes an 8.5% reduction of the monthly public pension payments above $1,500. The Commonwealth government, including the Governor, have publicly opposed any provision in the Plan of Adjustment that would impair public pension benefits. In June 2021, the Commonwealth enacted a law that would create a new public pension trust that would not be subject to the reductions contemplated in the Plan of Adjustment, and the Oversight Board sued in July 2021 to enjoin the implementation of the new law. While is not presently possible to predict whether the new law will take effect, the new law could have the effect of creating billions in new obligations for the Commonwealth.
With respect to the ongoing litigation between the Commonwealth and COFINA, agents for the Commonwealth and COFINA reached an agreement in principle on June 7, 2018, to share sales and use tax revenue and the Pledged Sales Tax Base Amount. The Oversight Board and the COFINA bondholders reached an agreement in August 2018 to restructure the COFINA bonds into a new issuance of bonds. Under the agreement, the senior and junior COFINA bondholders would be entitled to recover specified percentages of the value of their original investments. This agreement is subject to approval by the judge overseeing COFINA’s Title III proceedings. On October 19, 2018, the Oversight Board filed a proposed Plan of Adjustment for COFINA (which is based both on the settlement between COFINA and the Commonwealth regarding ownership of the sales tax and the agreement with the COFINA bondholders) and a proposed Disclosure Statement to be utilized in connection with solicitations to approve the Plan of Adjustment. The judge overseeing the Title III proceedings approved the Disclosure Statement on November 20, 2018 and the Plan of Adjustment on February 4, 2019. The Plan of Adjustment restructures approximately $17.0 billion of COFINA debt and provides the Commonwealth with an average annual savings of $456 million through 2057, an overall savings of approximately 32%.
With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. Under the preliminary agreement, PREPA’s obligations with respect to outstanding bonds would be reduced by up to 32.5%. The preliminary agreement is subject to review by the judge overseeing PREPA’s Title III proceedings, and it is not presently possible to predict whether the agreement will be finalized.
In addition to the litigation described above, the Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.
The 2021 fiscal plan was certified by the Oversight Board on April 23, 2021 (“2021 Fiscal Plan”). The 2021 Fiscal Plan forecasts that the Commonwealth’s economy would grow by 1.0% during 2021, due largely to budgetary reforms and economic relief provided in response to COVID-19. The 2021 Fiscal Plan contemplates approximately $43.5 billion in federal disaster relief to address damage caused by recent natural disasters and COVID-19. Apart from federal aid, the 2021 Fiscal Plan projects General Fund revenues of approximately $11.6 billion. The budget for fiscal year 2021 had been certified on June 30, 2020, which provides for $10.2 billion in revenues. Against these revenues, the budget provides General Fund expenditures of approximately $10 billion. Allocations in the fiscal year 2021 budget to education, health care, and economic development were approximately $2.0 billion, $937 million, and $1.2 billion, respectively.
In September 2017, two successive hurricanes — Irma and Maria — caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms was extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, including damage to the Commonwealth’s water, power, and telecommunications infrastructure, and resulted in more than 1 million people losing power. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and has caused a real decline in gross national product in the year following the storms. In February 2018, Congress appropriated approximately $90 billion for disaster recovery efforts for areas affected by the hurricanes, including approximately $11 billion to Puerto Rico. In addition, while the Commonwealth’s population has declined every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake—the strongest to hit the island in more than a century—caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate, but is expected to have substantially adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage.
In addition, in early 2020, Commonwealth was significantly impacted by a pandemic, which had a substantially adverse effect on the health of the population and economic activity. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts, of which $500 million was incremental new spending made available through a special appropriation. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by a Fund. Further, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), from which Puerto Rico has received $2.2 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments, including $4.5 billion specifically for relief to U.S. territories. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to the Commonwealth will be sufficient to address its economic challenges. The rate and level at which the federal government and the Commonwealth have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies. A failure by Puerto Rico to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.
The damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic, and it is not currently possible to predict the long-term impact that these and other natural disasters or public health emergencies will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by a Fund. Moreover, future weather events, natural disasters, or public health emergencies could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations.
As of June 25, 2021, Puerto Rico’s general obligation debt was assigned a credit rating of Ca by Moody’s and D by Fitch. In 2018, S&P discontinued their unenhanced ratings of Puerto Rico’s general obligation debt. As a result, general obligation bonds issued by Puerto Rico are currently considered below-investment-grade securities. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.

Mortgage-Related Securities and Asset-Backed Securities
Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include non-performing loans, which are loans considered in default or close to default, and reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”). The PIMCO Low Duration Credit Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.
The financial downturn of the late 2000s adversely affected the market for mortgage-related securities. The downturn saw dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Between 2008 and 2009, the market for mortgage-related securities (and other asset-backed securities) was particularly adversely impacted by, among other factors, the failure of certain large financial institutions and the events leading to the conservatorship and the control by the U.S. Government of FNMA and FHLMC, as described below. These events, coupled with the general economic downturn, resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments. There is no assurance that the U.S. Government would take similar or further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.
Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.
On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of to-be-announced (“TBA”) eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Government-Sponsored Enterprise (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are notes issued directly by a GSE, such as FNMA or FHLMC, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. If a GSE fails to pay principal or interest on its credit risk transfers or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfers will have no direct recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds (as applicable), may become ineligible to claim an exclusion from CFTC regulation, to the extent they are currently eligible to claim the exclusion. These Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation, which could cause such a Fund to incur increased costs.
Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Funds. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Funds, to cover legal or related costs. Any such action could result in losses to the Funds.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth under “Investment Restrictions” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying privately issued mortgage-related securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.

Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Funds) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Funds. Investors, including the Funds, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Funds incurring costs and expenses associated with such actions.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a

Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. The Funds (except the PIMCO Government Money Market and PIMCO Total Return IV Funds) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.
Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.
Real Estate Assets and Related Derivatives
Certain Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may generally gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. The Funds may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loans and Other Indebtedness, Loan Participations and Assignments” below). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is generally not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Fund until after the calendar year-end.  Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Form 1099-DIV.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. Investments in REIT equity securities could require a Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in a Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools (“TMPs”). A Fund may also hold interests in “Re-REMICs,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

Bank Obligations
Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund may limit investments in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value, PIMCO National Municipal Intermediate Value, PIMCO National Municipal Opportunistic Value, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO GNMA and Government Securities, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Total Return II Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no additional limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.
Loans and Other Indebtedness, Loan Participations and Assignments
Each Fund (except for the PIMCO Government Money Market Fund) may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that a Fund may acquire may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.
The Funds may acquire loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Funds may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation.
Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds (except the PIMCO Preferred and Capital Securities Fund, which concentrates its investments in a group of industries related to banks) limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Fund will treat both the lending bank or other lending institution and the corporate borrower as “issuers” for purposes of a Fund’s policy with respect to diversification under Fundamental Investment Restriction 2 below in accordance with written guidance from the staff of the SEC. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary even if the underlying borrowers represent many different companies.
Loans and other types of direct indebtedness (which a Fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Acquisitions of loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
Acquisition of loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
Each Fund (except for the PIMCO Government Money Market Fund) may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.
Each Fund  (except for the PIMCO Government Money Market Fund) may act as the originator for direct loans to a borrower. Direct loans between a Fund and a borrower may not be administered by an underwriter or agent bank. The Funds may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with one or more Funds. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.
In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that a Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan.
When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of a Fund to originate loans on advantageous terms. In originating and purchasing loans, a Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.
As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to a Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for a Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing a Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that a Fund funds, a Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by a Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, a Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to a Fund with respect to the origination, acquisition, holding and servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where a Fund or PIMCO operates or has offices. In states in which it is licensed, a Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on a Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Fund’s or PIMCO’s license, which in turn could require a Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Fund invests that hold similar assets, as well as any origination company or servicer in which a Fund owns an interest.
Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, a Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect a Fund and its holdings.
In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by a Fund that seeks to acquire such loans, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent a Fund (or its direct or indirect fully-owned subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.
Certain Funds initially intend to acquire residential mortgage loans through direct or indirect fully-owned subsidiaries. The subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. A Fund’s fully-owned subsidiary trust will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the subsidiary trust and/or the trust’s beneficial owners (i.e., a Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. A Fund may allocate up to 5% of its total assets to its direct or indirect fully-owned subsidiary trust for the purpose of acquiring and holding loans if the acquisition and holding of such loans is permitted by the Fund’s investment objectives and policies and any limits set by the Fund’s Board of Trustees. The Funds believe that such direct or indirect fully-owned subsidiary trusts will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the subsidiary trusts will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.
If a Fund or its direct or indirect fully-owned subsidiary trust is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its subsidiary trust may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its subsidiary trust may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its subsidiary trust acquired, held or foreclosed a loan without a required state license, the

Fund or its subsidiary trust could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.
Privacy and Data Security Laws
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect full-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect full-owned subsidiaries, may obtain, hold or process such information. While the Fund will adopt policies and procedures regarding the platforms’ and custodian’s protection and use of non-public personal information, the Fund cannot guarantee the security of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.
Senior Loans
To the extent the Funds invest in senior loans, including bank loans, the Funds may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such investments. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of investments. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. In addition, the senior loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be less liquid than markets for other instruments. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded instruments. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods, which may result in sale proceeds not being immediately available to a Fund. As a result, transactions in senior loans that settle on a delayed basis may limit a Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. A Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. Senior loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in senior loans. In particular, if a senior loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Senior loans in which a Fund invests may be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. A Fund may have limited rights to exercise remedies against such collateral or a borrower and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require a Fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative. Senior loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.
 Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
Investors should be aware that a Fund’s investment in a senior loan may result in a Fund or PIMCO receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, PIMCO may seek to avoid receiving material, non-public information about issuers of senior loans. As a result, PIMCO may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from senior loan issuers. Please see “Portfolio Managers—Conflicts of Interest—Investment Opportunities” below for more information.
Trade Claims
The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.
Corporate Debt Securities
A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for a Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which a Fund may invest.
The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below. The Funds may invest in debt securities that are rated in any category established by one or more independent rating organizations or that are unrated.
High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies
Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.
High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to a Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, a Fund may retain the security if PIMCO deems it in the best interest of shareholders.
Creditor Liability and Participation on Creditors’ Committees
Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and PIMCO may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Government Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and such Fund may demand payment of principal from the issuer within that period.
Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Government Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Each of the Funds (except for the PIMCO Government Money Market Fund) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The PIMCO Mortgage Opportunities and Bond Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Each other Fund (except for the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except for the PIMCO Government Money Market and PIMCO Total Return IV Funds) may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for a Fund.
Convertible Securities
Each Fund (except the PIMCO Government Money Market Fund) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.
A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,”

which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, a Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and a Fund in turn assumes credit risk associated with the convertible note.
Contingent Convertible Instruments.   Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk.   CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments.   CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors.   The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Equity Securities
While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the PIMCO Government Money Market Fund) may invest in equity securities. While the PIMCO RAE PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE PLUS, PIMCO RAE PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO StocksPLUS® Small, PIMCO RAE PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Short, PIMCO StocksPLUS® Absolute Return and PIMCO RAE Worldwide Long/Short PLUS Funds (together, for purposes of this section only, “Equity-Related Funds”) will normally utilize derivatives to gain exposure to equity securities, each of the Equity-Related Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Total Return Fund, PIMCO Total Return Fund IV, PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).
Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.
With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Preferred Securities
Each Fund (except for the PIMCO Government Money Market Fund, PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund) may invest in preferred securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Depositary Receipts
Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be relatively less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.
Warrants to Purchase Securities
The Funds (except the PIMCO Government Money Market Fund) may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from an issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Fund (except the PIMCO Government Money Market Fund) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Government Money Market Fund will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.
The Funds (except the PIMCO Government Money Market Fund) may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.
Foreign Securities
The PIMCO Government Money Market Fund may not invest in securities of foreign issuers. Each other Fund (except for the following Funds: PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value, PIMCO National Municipal Intermediate Value, PIMCO National Municipal Opportunistic Value, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Total Return II Funds) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO GNMA and Government Securities and PIMCO Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.
PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. With respect to the

PIMCO RAE PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE PLUS, PIMCO RAE PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO StocksPLUS® Small, PIMCO RAE PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Short, PIMCO StocksPLUS® Absolute Return and PIMCO RAE Worldwide Long/Short PLUS Funds’ (together, for purposes of this section only, “Equity-Related Funds”) derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, with respect to the Equity-Related Funds’ derivative instruments, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the sentence above.
To the extent that a Fund invests in instruments economically tied to non-U.S. countries, it may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations, changes or uncertainty in exchange rates (and related risks, such as uncertainty regarding the reliability of issuers’ financial reporting) and other developments in the laws and regulations of countries in which investment may be made.
PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in PIMCO identifying a particular country as an emerging market with respect to certain Funds but not others.
The PIMCO Diversified Income, PIMCO Emerging Markets Local Currency and Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and Short-Term Investments, PIMCO Emerging Markets Full Spectrum Bond, PIMCO International Bond (Unhedged), PIMCO International Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond Opportunities (Unhedged), PIMCO Global Bond Opportunities (U.S. Dollar-Hedged), PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset, PIMCO Preferred and Capital Securities and PIMCO TRENDS Managed Futures Strategy Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO GNMA and Government Securities Fund, PIMCO Mortgage-Backed Securities Fund and PIMCO Short Asset Investment Fund may each invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. With respect to each of the following additional limitations on investments in securities and instruments economically tied to emerging market countries, the following limitations do not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means a Fund may invest in such sovereign debt instruments, together with any other investments denominated in foreign currencies, up to the Fund’s disclosed limitation (stated as a percentage of total assets) on investments in non-U.S. Dollar-denominated securities and instruments, if any, or if the Fund has no disclosed limitation on investments in non-U.S. Dollar-denominated securities and instruments, the Fund may invest in such sovereign debt instruments without limitation subject to any applicable legal or regulatory limitation:
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The PIMCO Credit Opportunities Bond Fund may invest up to 70% of its total assets in securities and instruments that are economically tied to emerging market countries.
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The PIMCO Dynamic Bond Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries.
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The PIMCO Strategic Bond Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to emerging market countries.
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Each of the PIMCO RAE PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE PLUS, PIMCO RAE PLUS International, PIMCO StocksPLUS® International (Unhedged), PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO Investment Grade Credit Bond, PIMCO Long-Term Credit Bond, PIMCO StocksPLUS® Small, PIMCO RAE PLUS Small, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® Short and PIMCO Climate Bond Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.
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With respect to each Fund’s fixed income investments, the PIMCO RAE Worldwide Long/Short PLUS Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.
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Each of the PIMCO Income Fund and PIMCO ESG Income Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries.
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Each of the PIMCO Extended Duration, PIMCO High Yield, PIMCO Long Duration Total Return, PIMCO Low Duration Income, PIMCO Moderate Duration, PIMCO StocksPLUS® Long Duration, PIMCO Total Return and PIMCO Total Return ESG Funds may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.
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The PIMCO Short-Term Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

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Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.
General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds' investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities.
Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds' investment. If such restrictions were to be imposed subsequent to the Funds' investment in the securities markets of a particular country, the Funds' response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds' liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds' returns may be lower.
Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Funds not receiving payment or delivery of securities in a transaction. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the

Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.
There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds' claims in any of these events.
Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.
Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds' investment in that country.
Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.
Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.
Taxation. Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have well-defined tax laws and procedures and such laws or procedures may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.
Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds' investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.
Each Fund (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value, PIMCO National Municipal Intermediate Value, PIMCO National Municipal Opportunistic Value, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term

U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
Euro- and EU-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.
The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded on December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds' investments and/or on a Funds' ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.
Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investments in the People’s Republic of China. Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) (“PRC”). Such investment may be made through various available market access programs including but not limited to PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program and the RMB qualified foreign institutional investor (“RQFII”) program, which are now merging into one program based on recent PRC regulatory developments). In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above with respect to investing in non-U.S. securities and in emerging markets, including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result.
In addition, there also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, there are certain regulatory restrictions particularly on aspects including (without limitation to) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant FII regulations have recently been revised to relax certain regulatory restrictions on the onshore investment and capital management by FIIs (including but not limited to removing investment quota limit and simplifying routine repatriation of investment proceeds), it is a very new development therefore subject to uncertainties as to how well it will be implemented in practice, especially at the early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Fund investing in PRC securities via FII program) to comply with PRC disclosure of interests rules (e.g., the 5% substantial shareholder reporting obligation and the applicable aggregation with concerted parties and across holdings under various access channels including FII program and Stock Connect (as defined below)) and make the required disclosure on behalf of such underlying investors.
As a result of PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC. Under certain instances such as when the price of the securities is at a low level, the involuntary liquidations may result in losses for a Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. Unlike in the United States, the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are not always clear, PIMCO may provide for capital gains taxes on Funds investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, because the Public Company Accounting Oversight Board are generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable.
Investing through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai - Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock

Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, the Funds may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by PIMCO as the manager of the Fund to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or PIMCO in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement, which may adversely affect the Fund's capability to invest in the CIBM. A Fund will be tested for compliance with investment limitations for instruments traded on CIBM (including instruments traded through both CIBM Direct and the Bond Connect Program) prior to the trade. Therefore, a Fund will not be in violation of an investment limitation if the Fund submits a trade for an instrument traded on CIBM and the trade is not completed until the following day if the Fund was in compliance with the applicable limitation at the time of the initial compliance test. Similarly, a Fund will not be in violation of an investment limitation if the Fund submits a trade for two complementary instruments (such as a foreign currency transaction and a bond) traded on CIBM and one of the trades is not completed until the following day if the Fund was in compliance with the applicable percentage limitation for both instruments at the time of the initial compliance test.
CIBM Direct RFQ Trading. In September 2020, CIBM direct RFQ trading service was launched by the National Interbank Funding Center (“CFETS”). Under such service, foreign investors under CIBM Direct may solicit cash bond trading with domestic market makers by requesting for quotation (“RFQ”) and confirm the trades in CFETS system. As a novel arrangement under CIBM Direct, CIBM direct RFQ trading may be subject to further adjustments and uncertainties in implementation, which may have an adverse impact on the Fund’s investment to the extent the Fund transacts via CIBM direct RFQ trading mechanism.
Investing Through Bond Connect. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
Foreign Currency Transactions
All Funds that invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.
A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO, and are marked-to-market daily. Certain forward contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Fund has entered into a contractual arrangement with its counterparty to require the trade to be closed out or cash settled prior to or in lieu of physical settlement. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein. Although, when used for hedging, forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:
Lock In.   When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.   If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
Direct Hedge.   If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.
Proxy Hedge.   PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging.   When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.
Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging.   Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
Foreign currency warrants.   Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal exchange rate linked securities.   Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance indexed paper.   Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Borrowing
Except as described below, the Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of a Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets.
Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. As discussed below, under current regulatory requirements, to the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each of the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV has adopted a non-fundamental investment restriction under which the respective Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Funds may treat such transactions as bank borrowings, which would be subject to a Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV).
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by a Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.
A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) equal in value to the securities subject to repurchase by a Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.
It is possible that changing government regulation may affect a Fund’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Fund’s ability to utilize these investment strategies and techniques.
Commodities
Each Fund may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-related instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
A Fund may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.
Derivative Instruments
In pursuing their individual objectives, the Funds (except for the PIMCO Government Money Market Fund) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO GNMA and Government Securities, PIMCO Government Money Market, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities and Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Total Return IV Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. A Fund (except for the PIMCO Government Money Market Fund) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or options on futures are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to additional, unforeseen risks, including the risk of loss.
The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. In addition, a

Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.
A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.
The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or characterization of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on equity, fixed income or other securities (including securities to be purchases in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash-settled) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index or security or cash-settled option on a security and the exercise price multiplied by the specified multiplier for the option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security that requires physical delivery, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in an amount equal to the value of the underlying security (in the case of an option that requires physical delivery) or to the Fund’s net obligation (in the case of an option that requires cash settlement, including an option on an index and any option with respect to which the Fund has entered into a contractual arrangement with a third party broker-dealer or counterparty that requires cash settlement), minus any collateral deposited with a broker-dealer or other financial institution, on a mark-to-market basis (a so-called “naked” call option).
A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.” As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. Under current regulatory requirements, if a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.
Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund (except for the PIMCO Government Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Commodity Pool Operators and Commodity Trading Advisors. PIMCO is registered with the CFTC as a commodity pool operator (“CPO”). However, PIMCO, with respect to certain Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the Commodity Exchange Act, as amended (“CEA”), and, therefore, PIMCO is not subject to registration or regulation as a CPO under the CEA and the rules thereunder. Additionally, certain Funds operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these funds-of-funds. To remain eligible for the exclusion, each of the Funds will have to adhere to the CFTC’s regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, PIMCO may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. In this case, such Fund’s expenses may increase, adversely affecting that Fund’s total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the Funds.
To the extent any Funds are, or become, ineligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Funds and Subsidiaries are subject to CFTC regulation, as of July 30, 2021, unless otherwise noted:
Funds and Subsidiaries Subject to CFTC Regulation
PIMCO CommoditiesPLUS® Strategy Fund and its Subsidiary
PIMCO CommodityRealReturn Strategy Fund®
PIMCO Dynamic Bond Fund
PIMCO Global Advantage® Strategy Bond Fund
PIMCO Global Bond Opportunities Fund (US Dollar-Hedged)
PIMCO Global Core Asset Allocation Fund and its Subsidiary
PIMCO Inflation Response Multi-Asset Fund and its Subsidiary
PIMCO Long-Term Real Return Fund
PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO RAE PLUS EMG Fund
PIMCO RAE PLUS Fund
PIMCO RAE PLUS International Fund
PIMCO RAE PLUS Small Fund
PIMCO RAE Worldwide Long/Short PLUS Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund

PIMCO Strategic Bond Fund
PIMCO TRENDS Managed Futures Strategy Fund and its Subsidiary
Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.
When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that, when added to the amounts deposited with a FCM as margin, are equal to the daily marked-to-market net obligation (if any) of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that are equal to the daily marked-to-market net obligation (if any) of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract. Futures contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Fund has entered into a contractual arrangement with a third party FCM to require the trade to be closed out or cash settled prior to or in lieu of physical settlement.
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that, when added to the amounts deposited with a FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by limiting the overall duration of the Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.
As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:
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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign (non-U.S.) political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements. Each Fund (except for the PIMCO Government Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a

Fund may invest in foreign (non-U.S.) currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swaptions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Each Fund (except for the PIMCO Government Money Market Fund) also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the PIMCO Government Money Market Fund) may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps.
Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO. Under current regulatory guidance, obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Under current regulatory requirements, in connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. Under current regulatory requirements, in connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.
Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
A Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Fund is the seller, under current regulatory requirements, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.
Correlation Risk for Certain Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a fund, or derivatives or other strategies used by a fund, from achieving desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. For the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, these factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.
A Note on the PIMCO StocksPLUS® Short Fund. The PIMCO StocksPLUS® Short Fund will generally benefit when the value of the Fund’s associated index is declining and will generally not perform well when the index is flat or rising, a result that is different from traditional mutual funds. Under certain conditions, even if the value of the

Fund’s associated index is declining (which could be beneficial to a short strategy), this could be offset by declining values of the Fund’s holdings of Fixed Income Instruments. Conversely, it is possible that rising fixed income securities prices could be offset by a flat or rising index (which could lead to losses in a short strategy). In either scenario, the Fund may experience losses. In a market where the value of the Fund’s associated index is flat or rising and its Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the risks and potential consequences of seeking inverse investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment.
However, although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of its associated index, Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of its associated index, and the degree of variation could be substantial, particularly over longer periods. The value of the Fund’s derivatives short positions generally will move in the opposite direction from the value of the Fund’s associated index every day. Accordingly, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions (and the Fund’s performance attributable to those positions) to be either greater than or less than the inverse of the index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the results of PIMCO’s active management of the Fund, including the combination of income and capital gains or losses derived from the Fixed Income Instruments held by the Fund and the ability of the Fund to reduce or limit short exposure, may result in an imperfect inverse correlation between the performance of the Fund’s associated index and the performance of the Fund. As noted above, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.
Greenhouse Gas “Cap-and-Trade” Programs. Each of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund may trade derivative instruments on carbon credits, including, but not limited to, carbon equivalent emissions allowances eligible for trading under the European Union Emissions Trading Scheme (“EUAs”), California Cap-and-Trade Program, and Regional Greenhouse Gas Initiatives (“RGGI”). The derivative instruments on carbon credits will be subject to the risks associated with trading such instruments directly. Those risks are substantial, including possibly illiquid and volatile trading markets, potentially less well developed trading, settlement and safekeeping processes, changing supply and demand which may be impacted by changes in economic growth, output, efficiency measures undertaken by affected industries and possible new technology for curbing carbon emissions, changes in the relevant regulatory body’s regulation of carbon emissions, changes to cap-and-trade program design, changes in oil and gas prices, shifting weather patterns, the continued willingness of parties to continue to observe the carbon emissions limitations and other restrictions, and other possible actions undertaken by the global community in response to the perceived dangers of climate change caused by greenhouse gases.
Synthetic Equity Swaps. Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. These risks may be particularly acute for those Funds, such as the PIMCO CommoditiesPLUS® Strategy and PIMCO CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives, but would not necessarily be limited to those Funds pursuing a commodity-related investment strategy.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Fund to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. PIMCO will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds prior to the applicable compliance date.
In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. In addition, and as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Structured Products
The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and other products, structured notes, indexed securities, equity-linked securities and equity-linked notes, which are potentially high-risk investments. A structured product generally is a privately-negotiated debt or equity investment the terms of which may combine the features of a traditional stock, bond, or commodity with the features of a derivative such as an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, and/or interest rate of a structured product is tied (positively or negatively) to the price of a commodity, currency, securities index, interest rate, or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would represent a combination of the features of a bond and a purchased call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. A Fund may invest in structured products as a cash management tool in order to gain exposure to the relevant markets and/or to remain fully invested when more traditional securities are not available. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the investor in a structured product. The assets underlying a structured product may decline in value or default and, under certain conditions, the return on a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with an investment in a traditional bond that has a fixed principal amount and pays a fixed rate or floating rate of interest or equity security. Structured products expose a Fund to the risks of the underlying asset or benchmark in addition to the credit risk of the issuer of the structured product and its counterparties or the issuers of its underlying investments. Investors in structured products may not have direct rights against the underlying counterparties or issuers. To the extent the security is tied to derivative instruments, a Fund’s investments in structured products are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that structured products generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Structured products also may be more volatile and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. These risks may cause significant fluctuations in the net asset value of the Fund. To the extent a Fund invests in structured products issued by foreign issuers, it will be subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Each Fund, except for the PIMCO CommoditiesPLUS® Strategy Fund, and PIMCO CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.
Credit-Linked Securities. Credit-linked securities generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. The credit-linked securities discussed herein do not include credit risk transfer securities and credit-linked notes (see “Mortgage-Related Securities and Asset-Backed Securities—Government Sponsored Enterprise Credit Risk Transfer Securities and GSE Credit-Linked Notes”). Like an investment in a bond, investments in credit-linked securities generally represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the issuer.
Commodity-Linked Notes and Products. Commodity-linked structured products provide exposure to the commodities markets. These are securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as structured securities other than debt securities, the interest rate or principal of which is determined by a benchmark. Indexed securities may include a multiplier that multiplies the benchmark by a specified factor and, therefore, the value of such securities may be volatile. The terms of structured notes and indexed securities may be “structured” by the purchaser and the issuer and may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively tied to the benchmark, so that appreciation of the benchmark may produce an increase or a decrease in the interest rate paid on the structured note or indexed security or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the benchmark. Therefore, the value of such notes and securities may be very volatile. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Equity-Linked Securities and Equity-Linked Notes. A Fund may invest a portion of its assets in equity-linked securities. Equity-linked securities are privately issued securities that have a return component based on the performance of a benchmark that is a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, certain derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a benchmark that is a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the benchmark. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity-linked, they may return a lower amount at maturity due to a decline in value of the benchmark.
Bank Capital Securities
The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.
Perpetual Bonds
The Funds may invest in perpetual bonds. Perpetual bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.
Trust Preferred Securities
The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.
As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.
Exchange-Traded Notes
Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Master Limited Partnerships (“MLPs”)
MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.
Participatory Notes
Participatory notes are instruments issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity or debt security, currency or market. If a participatory note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a participatory note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Participatory notes involve transaction costs. Investments in participatory notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate.
In addition, there can be no assurance that the value of participatory notes will equal the value of the underlying security or instrument that they seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Accordingly, there is counterparty risk associated with these investments because a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security or instrument.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund (except for the PIMCO Government Money Market Fund and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV), determined to be liquid by PIMCO, in an amount sufficient to meet such commitments.
A Fund (except for the PIMCO Government Money Market Fund and the Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loans and Other Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loans and Other Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each of the Funds (except for the PIMCO Government Money Market Fund) may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may be known as to-be-announced (“TBA”) transactions. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) in an amount sufficient to meet the purchase price. However, such contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Fund has entered into a contractual arrangement with its counterparty to require the trade to be closed out or cash settled prior to or in lieu of physical settlement. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.” As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Funds' other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
Standby Commitment Agreements
The Funds and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Fund  or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. A Fund  or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.
There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund  or Underlying PIMCO Fund may be required to limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the regulatory limitation on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. A Fund  or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in a Fund’s or Underlying PIMCO Fund's net asset value, on the date on which the security can reasonably be expected to be issued.
Infrastructure Investments
Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.
Short Sales
Each of the Funds (except for the PIMCO Government Money Market Fund), particularly the PIMCO RAE Fundamental Advantage PLUS Fund and PIMCO StocksPLUS® Short Fund, may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Fund engages in short sales as part of a hedging strategy, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid and that is equal to the current market value of the securities sold short (calculated daily), or will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The Funds (except the PIMCO Total Return Fund IV) will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
144A Securities
In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Regulation S Securities
A Fund may invest, either directly or through investments in its wholly-owned subsidiary, in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund (except the PIMCO Government Money Market Fund) may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For each Fund (other than the PIMCO Government Money Market Fund), each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund (except the PIMCO Government Money Market Fund) determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds (except the PIMCO Government Money Market Fund) may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
The PIMCO Government Money Market Fund may not invest more than 5% of its “total assets,” as defined in Rule 2a-7 under the 1940 Act, taken at market value at the time of the investment, in “illiquid securities,” which are defined in Rule 2a-7 to mean securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
Repurchase Agreements
Each Fund may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller. The Fund’s cost of purchasing the security plus interest within a specified time. If the party agreeing to repurchase should default, the Fund may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund (except the PIMCO Total Return IV Fund) may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% of the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1∕3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by a Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term funds. A Fund bears the risk of such investments.
Investments in Business Development Companies (“BDCs”)
Certain of the Funds may invest in BDCs, which typically operate to invest in, or lend capital to, early stage-to-mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are generally taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off or as income is received in connection with lending, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest, and therefore there is a risk that investors may not be able to make a fully informed decision. In addition, investments made by BDCs are typically illiquid and may be difficult to value. A BDC may only incur indebtedness in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Investments in Underlying PIMCO Funds
The PIMCO Funds of Funds invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.
For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains.
As the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds’ investment flexibility. In addition, as discussed in more detail in the “Regulatory Risk” section below, certain regulatory changes adopted by the SEC may further limit the Underlying PIMCO Funds’ investment flexibility.
Investments in Exchange-Traded Funds (“ETFs”)
Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Environment, Social Responsibility and Governance Policies
The PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not, as a matter of non-fundamental operating policy, invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
Evaluation of any particular issuer’s business practices with respect to the environment, social responsibility, and governance (“ESG practices”) will involve the exercise of qualitative and subjective judgment by PIMCO, and there is no guarantee that the criteria utilized, or judgment exercised by PIMCO will reflect the beliefs or values of any one particular investor. Information regarding responsible practices is obtained through voluntary or third-party reporting, which may not be accurate or complete, and PIMCO is dependent on such information to evaluate a company’s commitment to, or implementation of, responsible practices. PIMCO’s assessment of a company’s ESG practices at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. Socially responsible norms differ by region, and in determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not invest in derivative instruments where the counterparties to such transactions are themselves Socially-Restricted Issuers. PIMCO’s determination of whether a counterparty is a Socially-Restricted Issuer at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a Socially-Restricted Issuer at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause a Fund to enter into a transaction with a Socially-Restricted Issuer counterparty. In such cases, upon the determination that a counterparty is a Socially-Restricted Issuer, the PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund or the PIMCO Total Return ESG Fund, as applicable, will use reasonable efforts to divest themselves of the applicable investment and may incur a loss in doing so. The PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not invest in derivative instruments whose returns are based, in whole, on securities issued by Socially-Restricted Issuers. With respect to investments in derivative instruments that are based only in part on securities issued by Socially-Restricted Issuers, including, but not limited to, credit default swaps on an index of securities, the PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund or the PIMCO Total Return ESG Fund may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO PIMCO ESG Income Fund, Low Duration ESG Fund or the PIMCO Total Return ESG Fund, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.
Because the PIMCO ESG Income Fund, PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns. In addition, there is no assurance that the socially responsible investing strategy and techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
Climate Related Policies
The PIMCO Climate Bond Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The PIMCO Climate Bond Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the PIMCO Climate Bond Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Restricted Issuers” or “RIs”). In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party. For the avoidance of doubt, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted.
Evaluation of any particular issuer’s environmental practices will involve the exercise of qualitative and subjective judgment by PIMCO, and there is no guarantee that the criteria utilized, or judgment exercised by PIMCO will reflect the beliefs or values of any one particular investor. Information regarding environmental practices is obtained through voluntary or third-party reporting, which may not be accurate or complete, and PIMCO is dependent on such information to evaluate a company’s commitment to, or implementation of, environmental practices. PIMCO’s assessment of a company’s environmental practices at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the PIMCO Climate Bond Fund. When considering an investment, PIMCO may utilize the following resources, among others, to evaluate climate related factors: PIMCO’s internal research and scoring process relating to climate factors, third party research and data providers, an issuer’s alignment with international commitments deemed relevant by PIMCO (such as the 2016 Paris Agreement on climate change), and/or information made available by the issuer, such as carbon emissions and intensity. In determining the efficacy of an issuer’s environmental practices, PIMCO will use its own proprietary assessments of material environmental and climate-oriented issues and may also reference standards as set forth by recognized global organizations, such as entities sponsored by the United Nations. The PIMCO Climate Bond Fund may avoid investment in the securities of issuers whose business practices with respect to climate specific factors do not meet criteria established by PIMCO. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their environmental practices or preparations for a low carbon economy. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO will seek to identify opportunities for a company to improve its climate focused practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The PIMCO Climate Bond Fund has flexibility to invest in securities of issuers whose climate-related practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. The PIMCO Climate Bond Fund may exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The PIMCO Climate Bond Fund will not invest in derivative instruments where the counterparties to such transactions are themselves RIs. PIMCO’s determination of whether a counterparty is a RI at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a RI at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause the Fund to enter into a transaction with a RI counterparty. In such cases, upon the determination that a counterparty is a RI, the PIMCO Climate Bond Fund will use reasonable efforts to divest itself of the applicable investment and may incur a loss in doing so. The PIMCO Climate Bond Fund will not invest in derivative instruments whose returns are based, in whole, on securities issued by RIs. With respect to investments in derivative instruments that are based only in part on securities issued by RIs, including, but not limited to, credit default swaps on an index of securities, the PIMCO Climate Bond Fund may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Climate Bond Fund will use reasonable efforts to divest itself of these securities and may incur a loss in doing so.
Because the PIMCO Climate Bond Fund adheres to the climate related policies described above, the Fund may be required to forego certain investment opportunities and their associated returns. In addition, there is no assurance that the climate related investing strategy and techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
Investments in the Wholly-Owned Subsidiaries
Investments in the Commodities Subsidiaries are expected to provide the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and IRS revenue rulings, as discussed below under “Taxation.” Investments in the CSF Subsidiary are expected to provide the PIMCO Preferred and Capital Securities Fund with exposure to Regulation S securities. The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommoditiesPLUS® Strategy Fund is the sole shareholder of the CPS Subsidiary, and it is not currently expected that shares of the CPS Subsidiary will be sold or offered to other investors. The PIMCO CommodityRealReturn Strategy Fund® is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global Core Asset Allocation Fund is the sole shareholder of the GCAA Subsidiary, and it is not currently expected that shares of the GCAA Subsidiary will be sold or offered to other investors. The PIMCO Inflation Response Multi-Asset Fund is the sole shareholder of the IRMA Subsidiary, and it is not currently expected that shares of the IRMA Subsidiary will be sold or offered to other investors. The PIMCO TRENDS Managed Futures Strategy Fund is the sole shareholder of the MF Subsidiary, and it is not currently expected that shares of the MF Subsidiary will be sold or offered to other investors. The PIMCO Preferred and Capital Securities Fund is the sole shareholder of the CSF Subsidiary, and it is not currently expected that shares of the CSF Subsidiary will be sold or offered to other investors.
It is expected that the Commodities Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Fund’s investment in its Subsidiary will likely increase. The Commodities Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that each of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund invests in its respective Commodities Subsidiary, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.
It is expected that the CSF Subsidiary will invest primarily in newly-issued Regulation S securities, backed by a portfolio of Fixed Income Instruments. The PIMCO Preferred and Capital Securities Fund will gain exposure to these instruments indirectly by investing in the CSF Subsidiary. To the extent the PIMCO Preferred and Capital Securities Fund invests in the CSF Subsidiary, the PIMCO Preferred and Capital Securities Fund may be subject to the risks associated with those newly-issued Regulation S securities, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.
While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Preferred and Capital Securities Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO TRENDS Managed Futures Strategy Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Funds and their shareholders.
In May 2014, the Board of Trustees granted PIMCO the authority to establish and terminate wholly-owned subsidiaries of the Funds to implement certain trading strategies, hold certain investments or for other reasons.
Quantitative Investing Risk
PIMCO employs and/or relies on algorithms, models or other systems in connection with certain of its investment activities, including research, forecasting, selection, and execution processes (together, “Systems”). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact a Fund. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data are entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful or that Systems will operate as intended. The successful deployment of the investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and PIMCO may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Fund over time. PIMCO will address System Incidents in its sole discretion, subject to any applicable regulatory or contractual requirements, and there is no guarantee that measures taken to address a System Incident will be successful.
System Incidents with respect to the implementation of quantitative strategies or methods may not be considered by PIMCO to be violations of the applicable standards of care and, as a result, losses associated with System Incidents may not be considered compensable to a Fund. PIMCO, in its discretion, may not disclose certain System Incidents to the Funds.
PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain Funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable Funds to additional risks. For example, PIMCO does not have the same insight or access into the construction, coding or testing of the algorithms, and PIMCO and applicable Funds will be exposed to systems, cyber security and other risks associated with the third party models, data or algorithms. Losses associated with third-party models, data, or algorithms may not be considered compensable to a Fund. PIMCO, in its discretion, may not disclose certain such events to applicable Funds.
Government Intervention in Financial Markets
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, Congress has approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Many central banks across Europe, Asia and elsewhere have similarly announced and/or adopted economic relief packages. The introduction and adoption of these packages could cause market disruption and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
In July 2014 and September 2015, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (“Rule 2a-7 Amendments”) to adopt several reforms, all of which became effective by October 14, 2016. First, the Rule 2a-7 Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period, when a fund’s liquidity levels fall below certain thresholds. Second, the Rule 2a-7 Amendments require “institutional” money market funds that do not qualify as “retail” or “government” money market funds (as defined in the Rule 2a-7 Amendments) to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). Retail and government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost method of valuation, and government money market funds are also exempted from the provisions of the Rule 2a-7 Amendments concerning liquidity fees and/or redemption gates. Additionally, the Rule 2a-7 Amendments impose new disclosure and reporting requirements as well as enhanced portfolio quality and diversification requirements. The degree to which a money market fund is impacted by the Rule 2a-7 Amendments depends upon the type of fund (institutional, retail or government). The PIMCO Government Money Market Fund intends to operate as a government money market fund under the Rule 2a-7 Amendments.
Cash Holdings
If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Fund’s assets in certain defensive strategies for temporary or indefinite periods. These defensive strategies include holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As discussed in the Statement of Additional Information, a Fund may also invest in affiliated money market and/or short-term bond funds for cash management purposes.
Increasing Government and Other Public Debt
Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has accelerated in connection with the U.S. Government’s response to the COVID-19 pandemic. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
In the past, the U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Funds' investments.
Inflation and Deflation
The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a

Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds' ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading have negatively impacted fixed income market making capacity, which resulted in reduced liquidity in certain fixed income markets. Other regulations, such as the Risk Retention Rules, have increased costs for certain securitization transactions. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds' ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.
Actions by governmental entities may also impact certain instruments in which a Fund invests. For example, certain instruments in which a Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. PIMCO cannot predict the effects of these regulations on the Funds. PIMCO intends to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment objectives, but there can be no assurance that it will be successful in doing so.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of registered investment companies to invest in other registered investment companies. These changes include, among other things, the adoption of Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule”), the rescission of Rule 12d1-2 under the 1940 Act, and the withdrawal of certain related exemptive relief and no-action assurances. Such changes could adversely impact the investment strategies and operations of the PIMCO Funds of Funds and Underlying PIMCO Funds, as well as Funds serving as underlying funds of Affiliated Funds of Funds or third-party funds of funds.
In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the 1940 Act, and the SEC noted that this definition will apply in all contexts under the 1940 Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.
Liquidation of the Funds
The Board of Trustees of the Trust may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in a Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, shareholder account fees (if any), or Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Internal Revenue Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.
Participation in Litigation or Arbitration Proceedings
PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, PIMCO may determine not to take or not to recommend any such action. To the extent that a Fund has liquidated, PIMCO will generally not take or recommend any such action. Subject to procedures approved by the Board of Trustees, PIMCO may, on behalf of a Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. Pursuant to such procedures, PIMCO may, without limitation, (i) engage legal counsel for a Fund and/or cause a Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by PIMCO to be necessary or appropriate (a) to protect or preserve a Fund’s rights or interests in connection with (1) defending a claim made against a Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to a Fund and (b) to preserve a Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause a Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of a Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of a Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). PIMCO may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. Pursuant to the Board approved procedures, a Fund may directly bear a portion or all of the fees associated with the actions described above.
Fund Operations
Operational Risk.   An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.
Market Disruptions Risk.   The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds' service providers, including PIMCO as the Funds' investment adviser, rely, and could otherwise disrupt the Funds' service providers’ ability to fulfill their obligations to the Funds.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Funds' holdings (see “Liquidity Risk” in the Prospectuses for further details).
Cyber Security Risk.   As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Investment Restrictions
Fundamental Investment Restrictions
The investment objective of each of the following Funds, as set forth in the Prospectuses under the heading “Investment Objective,” together with the investment restrictions set forth below, is a fundamental policy of that Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund:
PIMCO All Asset Fund
PIMCO California Intermediate Municipal Bond Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO Diversified Income Fund
PIMCO Emerging Markets Bond Fund
PIMCO Global Bond Opportunities Fund (Unhedged)
PIMCO Government Money Market Fund
PIMCO GNMA and Government Securities Fund
PIMCO High Yield Fund
PIMCO International Bond Fund (U.S. Dollar-Hedged)
PIMCO Investment Grade Credit Bond Fund
PIMCO Long-Term Real Return Fund
PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration Fund
PIMCO Low Duration Fund II
PIMCO Low Duration ESG Fund
PIMCO Moderate Duration Fund
PIMCO Mortgage-Backed Securities Fund
PIMCO Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO Real Return Fund
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® Absolute Return Fund
PIMCO Total Return Fund
PIMCO Total Return Fund II

PIMCO Total Return ESG Fund
1.
A Fund (except the PIMCO Preferred and Capital Securities Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The PIMCO Preferred and Capital Securities Fund will concentrate its investments in a group of industries related to banks.
2.
A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (this investment restriction is not applicable to the PIMCO CommoditiesPLUS® Strategy, PIMCO Emerging Markets Local Currency and Bond, PIMCO International Bond (U.S. Dollar-Hedged), PIMCO Global Bond Opportunities (Unhedged), PIMCO Global Bond Opportunities (U.S. Dollar-Hedged), PIMCO New York Municipal Bond, PIMCO California Municipal Intermediate Value, PIMCO California Municipal Opportunistic Value, PIMCO National Municipal Intermediate Value and PIMCO National Municipal Opportunistic Value Funds). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.
3.
A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.
4.
A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (This investment restriction is not applicable to the PIMCO CommoditiesPLUS® Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds). This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “6”).
5.
A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6.
A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7.
A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
8.
Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.
9.
The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond PIMCO Short Duration Municipal Income, PIMCO National Municipal Intermediate Value and PIMCO National Municipal Opportunistic Value Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.
10.
The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO California Municipal Intermediate Value and PIMCO California Municipal Opportunistic Value Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.
11.
The PIMCO New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.
Non-Fundamental Investment Restrictions
Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities:
1.
A Fund (except for the PIMCO Government Money Market Fund) may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder. The PIMCO Government Money Market Fund may not invest more than 5% of its “total assets,” as defined in Rule 2a-7 under the 1940 Act, taken at market value at the time of the investment in “illiquid securities,” which are defined in Rule 2a-7 to mean securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund.
2.
A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.
3.
The PIMCO Mortgage Opportunities and Bond Fund may invest up to 10% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. Each other Fund (except for the PIMCO Government Money Market Fund) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% and 10% limitations described in this restriction are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).
4.
Each of the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).
5.
A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.
6.
The PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.
In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:
1.
The PIMCO GNMA and Government Securities Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments and U.S. government securities.
2.
The PIMCO Mortgage-Backed Securities Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.
3.
The PIMCO Investment Grade Credit Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade fixed income investments.

4.
Each of the PIMCO High Yield and PIMCO High Yield Spectrum Funds will invest, under normal circumstances, at least 80% of its assets in high yield investments.
5.
The PIMCO Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.
6.
Each of the PIMCO Global Bond Opportunities (Unhedged) and PIMCO Global Bond Opportunities (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.
7.
Each of the PIMCO International Bond Fund (Unhedged) and PIMCO International Bond Fund (U.S. Dollar-Hedged) will invest, under normal circumstances, at least 80% of its assets in bond investments.
8.
The PIMCO Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.
9.
The PIMCO Emerging Markets Currency and Short-Term Investments Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in short-term investments.
10.
The PIMCO Emerging Markets Local Currency and Bond Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments.
11.
Each of the PIMCO Climate Bond Fund, PIMCO Dynamic Bond and PIMCO Strategic Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.
12.
The PIMCO Global Advantage® Strategy Bond Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.
13.
The PIMCO Government Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
14.
Each of the PIMCO Credit Opportunities Bond and PIMCO Long-Term Credit Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments investments.
15.
The PIMCO Emerging Markets Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments that are economically tied to emerging market countries.
16.
The PIMCO Low Duration Credit Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.
17.
The PIMCO Emerging Markets Full Spectrum Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments economically tied to emerging market countries and 80% of its assets in Fixed Income Instruments, which may be represented by direct or indirect (through an Acquired Fund) investments.
18.
The PIMCO Preferred and Capital Securities Fund will invest, under normal circumstances, at least 80% of its assets in a combination of preferred securities and securities issued by financial institutions that can be used to satisfy the financial institution’s regulatory capital requirements.
19.
The PIMCO Mortgage Opportunities and Bond Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments and Fixed Income Instrument investments.
For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these policies, the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks.
In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count derivative instruments at market value. Further, for purposes of the investment policy adopted pursuant to Rule 35d-1 under the 1940 Act for Non-fundamental Investment Policy 4 above, each of the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund will include securities comprising its benchmark index as “high yield investments” even if the highest rating of the security is an investment grade rating.

For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Currency Hedging.   The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Diversified Income Fund, PIMCO Dynamic Bond Fund, PIMCO Emerging Markets Local Currency and Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO ESG Income Fund, PIMCO International Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Core Asset Allocation Fund, PIMCO Income Fund, PIMCO Low Duration Credit Fund, PIMCO Preferred and Capital Securities Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund IV and PIMCO TRENDS Managed Futures Strategy Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. In addition:
•
The PIMCO TRENDS Managed Futures Strategy Fund may obtain foreign currency exposure without limitation.
•
The PIMCO Climate Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
•
The PIMCO Emerging Markets Full Spectrum Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%-80% of its total assets.
•
The PIMCO Dynamic Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
•
Each of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund and PIMCO StocksPLUS® Short Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.
•
With respect to the AR Bond Alpha Strategy (as defined in the Prospectus), each of the PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, with respect to the AR Bond Alpha Strategy, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, with respect to the AR Bond Alpha Strategy, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.
•
With respect to its fixed income investments, each of the PIMCO StocksPLUS® International Fund

(Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and PIMCO StocksPLUS® Small Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, with respect to its fixed income investments, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, with respect to its fixed income investments, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.
•
Each of the PIMCO Inflation Response Multi-Asset Fund and PIMCO Strategic Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.
•
Each of the PIMCO Preferred and Capital Securities Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Income Fund, PIMCO ESG Income Fund and PIMCO Low Duration Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.
•
The PIMCO High Yield Spectrum Fund will normally limit its currency exposure to within 10% (plus or minus) of the Fund’s benchmark index.
•
The PIMCO Low Duration Credit Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
•
The PIMCO Total Return Fund IV will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.
As noted above, a Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, a Fund covers its commitment under such transactions by segregating or “earmarking” assets. In addition to covering such commitments in the manner described above, with respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted, including when a Fund has entered into a contractual arrangement with a third party FCM or counterparty that requires cash settlement), a Fund is permitted to segregate or “earmark” liquid assets equal to a Fund’s daily mark-to-market net obligation under the instrument, if any, rather than the instrument’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By doing so, such instruments will not be considered a “senior security” by the Fund. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under forwards or derivatives that are required to cash settle, a Fund will have the ability to utilize such instruments to a greater extent than if a Fund were required to segregate or earmark liquid assets equal to the full notional value of the instrument. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.
Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. It is noted that, while regulatory guidance indicates that assets used for cover may be considered “encumbered,” the liquidity classification of assets used for cover is not affected by their status as being used for cover.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. With respect to investments in other investment companies by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund, the Trust takes the position that investments in other investment companies are not considered an investment in a particular industry, and portfolio securities held by other investment companies in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Fund’s policy on concentration.
A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.
For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.
Under the Funds’ policy under Fundamental Investment Restriction 3, above, where a Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.
The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO CommoditiesPLUS® Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds to make direct investments in commodities.
The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions with respect to the investment of daily cash balances of the Funds in shares of PIMCO-sponsored money market and/or short-term bond funds. Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the PIMCO Funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Fund’s investment objective and investment policies. As part of the interfund lending program, certain PIMCO-sponsored money market and short-term bond funds will have the ability to lend to certain other PIMCO-sponsored non-money market and non-short-term bond funds, as detailed in the exemptive relief (the “Interfund Lending Program”).
Any loan made through the Interfund Lending Program would be preferable to borrowing from a bank from the perspective of a borrowing fund and more beneficial than an alternative short-term investment from the perspective of a lending fund. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary cash management or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.
Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. Other than with respect to securities comprising the benchmark index for each of the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund, in the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. With respect to the PIMCO Government Money Market Fund, a First Tier Security (as defined in Rule 2a-7 under the 1940 Act) rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, the Funds may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
Management Of The Trust
Trustees and Officers
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
Leadership Structure and Risk Oversight Function
The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.
Peter G. Strelow, a Managing Director and Co-Chief Operating Officer of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established four standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee, an Investment Performance Committee and a Governance and Nominating Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. Ronald C. Parker is the Lead Independent Trustee of the Trust. The Lead Independent Trustee’s duties and responsibilities include serving as chair of, and leading and facilitating discussions at, executive sessions of the Independent Trustees and acting as chair at Board or Committee meetings in the absence of the Chairman of the Board or other currently-appointed chair; coordinating with the Independent Trustees and the Trust’s management to discuss recommendations for Board meeting agendas; reviewing, and providing input to the Trust’s management as appropriate regarding, whether agenda objectives are being met; and

acting generally as spokesperson for the Independent Trustees on external matters, provided that if another Independent Trustee is deemed to be more qualified or better able to address a particular matter, such other Independent Trustee shall serve as spokesperson in connection with such matter. In addition, the Chairs of the Audit Committee, Investment Performance Committee, Governance and Nominating Committee and the Valuation Oversight Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings, as applicable.
The Board believes that, as Chairman, Mr. Strelow provides skilled executive leadership to the Trust. Further, the Board believes that an interested Chairman performs an essential liaison function between the Trust and PIMCO, its investment adviser and administrator. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.
In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.
Qualifications of the Trustees
The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[1]
Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*
Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
(1)
Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

†
Trustees serve until their successors are duly elected and qualified.
The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his or her tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:
Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former positions as Chief Administrative Officer of PIMCO and as President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.
Ms. Stafford’s position as a Managing Director of PIMCO and as a Member of its Executive Committee give her valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling her to provide essential management input to the Board.
Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of that automotive corporation. He also served as the Chief Executive Officer of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation. He also has valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015.
Ms. Dunbar has financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.
Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. She currently serves on the board of directors of a public company. Additionally, Ms. Hubbard has valuable experience from her service on the board of trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2017.
Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the airline company’s corporate real estate and legal departments. Mr. Kennedy has also gained relevant experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015.
Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has gained valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015 and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.
Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2009, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

Executive Officers
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Eric D. Johnson (1970) President	06/2019 to present
Executive Vice President and Head of Funds Business
Group Americas, PIMCO. President, PIMCO Variable
Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series,
PIMCO Equity Series VIT, PIMCO Managed Accounts
Trust, PIMCO-Sponsored Interval Funds and
PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present
Executive Vice President and Senior Counsel, PIMCO.
Chief Legal Officer and Secretary, PIMCO Variable
Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series
and PIMCO Equity Series VIT. Chief Legal Officer,
PIMCO Managed Accounts Trust, PIMCO-Sponsored
Interval Funds and PIMCO-Sponsored Closed-End Funds.
Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present
Executive Vice President and Deputy Chief Compliance
Officer, PIMCO. Chief Compliance Officer, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present
Executive Vice President and Head of Americas
Operations, PIMCO. Senior Vice President, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series and PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present
Managing Director and Co-Chief Operating Officer,
PIMCO. Senior Vice President, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT, PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds and PIMCO-Sponsored
Closed-End Funds. Formerly, Chief Administrative Officer,
PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present
Senior Vice President and Senior Counsel, PIMCO.
Assistant Secretary, PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO Equity Series and PIMCO
Equity Series VIT. Vice President, Senior Counsel and
Secretary, PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds and PIMCO-Sponsored
Closed-End Funds. Formerly, Assistant General Counsel,
VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present
Executive Vice President, PIMCO. Vice President, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Mark A. Jelic (1981) Vice President	08/2021 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present
Senior Vice President, PIMCO. Treasurer, PIMCO Variable
Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series,
PIMCO Equity Series VIT, PIMCO Managed Accounts
Trust, PIMCO-Sponsored Interval Funds and
PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present
Executive Vice President, PIMCO. Assistant Treasurer,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present
Vice President, PIMCO. Assistant Treasurer, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present
Senior Vice President, PIMCO. Assistant Treasurer,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series and PIMCO Equity Series VIT.
Deputy Treasurer, PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds and PIMCO-Sponsored
Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present
Senior Vice President, PIMCO. Assistant Treasurer,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds and PIMCO-Sponsored Closed-End Funds.

*
Unless otherwise noted, the information for the individuals listed is as of August 31, 2021.
†
The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Municipal Income Fund.
**
The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

***
The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.
Securities Ownership
Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust as of December 31, 2020.
Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees
Kimberley G. Stafford*	PIMCO Income Fund	Over $100,000	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
Peter G. Strelow	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO Climate Bond Fund	$50,001–$100,000
	PIMCO Income Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
Independent Trustees
George E. Borst	PIMCO Diversified Income Fund	Over $100,000	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Jennifer Holden Dunbar	PIMCO All Asset Fund	$10,001 - $50,000	Over $100,000
	PIMCO Climate Bond Fund	$10,001 - $50,000
	PIMCO Credit Opportunities Bond Fund	$1 - $10,000
	PIMCO Diversified Income Fund	$10,001 - $50,000
	PIMCO Dynamic Bond Fund	$1 - $10,000
	PIMCO Government Money Market Fund	$10,001 - $50,000
	PIMCO Income Fund	Over $100,000
	PIMCO Low Duration Credit Fund	$10,001 - $50,000
	PIMCO Mortgage Opportunities and Bond Fund	$1 - $10,000
	PIMCO Real Return Fund	$50,001 - $100,000
	PIMCO Short Asset Fund	$10,001 - $50,000
	PIMCO Short-Term Fund	$10,001 - $50,000
	PIMCO StocksPLUS® Fund	$10,001 - $50,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	PIMCO StocksPLUS® Long Duration Fund	$10,001 - $50,000
	PIMCO Total Return Fund	$50,001 - $100,000
	PIMCO Trends Managed Futures Fund	$10,001 - $50,000
Kym M. Hubbard	PIMCO Total Return Fund	$50,001 - $100,000	Over $100,000
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO StocksPLUS Fund	Over $100,000
Peter B. McCarthy	PIMCO Government Money Market Fund	$50,001 - $100,000	Over $100,000
	PIMCO Income Fund	$50,001 - $100,000
	PIMCO Preferred & Capital Securities Fund	$50,001 - $100,000
	PIMCO Short-Term Fund	Over $100,000
	PIMCO Short Asset Fund	Over $100,000
	PIMCO Trends Managed Futures Fund	$50,001 - $100,000
Ronald C. Parker	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO Low Duration ESG Fund	Over $100,000
To the best of the Trust’s knowledge, as of June 30, 2021, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund.
Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons
No Independent Trustee (or his or her immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2020.
Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
George E. Borst	None	None	None	None	None
Jennifer Holden Dunbar	None	None	None	None	None
Kym M. Hubbard	None	None	None	None	None

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Gary F. Kennedy	None	None	None	None	None
Peter B. McCarthy	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None
No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:
•
the Funds;
•
an officer of the Funds;
•
an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
•
an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
•
the investment adviser or principal underwriter of the Funds;
•
an officer of the investment adviser or principal underwriter of the Funds;
•
a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or
•
an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:
(i)
Payments for property or services to or from any such person;
(ii)
Provision of legal services to any such person;
(iii)
Provision of investment banking services to any such person; and
(iv)
Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.
Standing Committees
Except where otherwise noted, the Committee membership for each Committee and other information below is listed as of September 28, 2021. However, the members of any Committee may be changed by the Board of Trustees from time to time.
The Trust has a standing Audit Committee that consists of all of the Independent Trustees (Msses. Dunbar and Hubbard and Messrs. Borst, Kennedy, McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2021, there were four meetings of the Audit Committee.
The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Msses. Dunbar and Hubbard (Chair) and Messrs. Borst, Kennedy, McCarthy, Parker and Strelow. During the fiscal year ended March 31, 2021, there were six meetings of the Valuation Oversight Committee.
The Trust has also formed an Investment Performance Committee, which meets periodically to review and assess the investment performance of each Fund. The Investment Performance Committee meets with and receives periodic reports from representatives of the investment adviser or investment manager regarding each Fund’s investment objective, strategies, performance and outlook. The Investment Performance Committee consists of Msses. Dunbar (Chair) and Hubbard and Messrs. Borst, Kennedy, McCarthy, Parker, and Strelow. During the fiscal year ended March 31, 2021, there were two meetings of the Investment Performance Committee.
The Trust also has a Governance and Nominating Committee, which is responsible, among other things, for the promotion of sound governance practices and for the selection and nomination of candidates to serve as Trustees of the Trust. Only Independent Trustees may serve as members of the Governance and Nominating Committee, and the Governance and Nominating Committee currently consists of Messrs. Borst, Kennedy (Chair), McCarthy and Parker and Msses. Dunbar and Hubbard. Prior to November 6, 2018, the Governance and Nominating Committee comprised all of the Trustees, but only members of the Committee who were Independent Trustees voted on the nomination of Independent Trustee candidates.
The Governance and Nominating Committee has established a policy, effective February 13, 2019, whereby the Chairman of the Board will serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such Chairman may serve up to two additional consecutive five-year terms.
The Governance and Nominating Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance and Nominating Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance and Nominating Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.
Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.
All trustee candidate submissions by Nominating Shareholders must be received by each Fund by the deadline for submission of any shareholder proposals which would be included in each Fund’s proxy statement for the next special meeting of shareholders of each Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of each Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in each Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.
During the fiscal year ended March 31, 2021, there were three meetings of the Governance and Nominating Committee.
Trustee Retirement Policy
The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance and Nominating Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance and Nominating Committee.
Compensation Table
The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2021:
Name and Position	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees
George E. Borst, Trustee	$ 271,800	N/A	$ 454,250
Jennifer Holden Dunbar, Trustee	$ 271,800	N/A	$ 454,250
Kym M. Hubbard, Trustee	$ 265,300	N/A	$ 444,250
Gary F. Kennedy, Trustee	$ 265,300	N/A	$ 444,250
Peter B. McCarthy, Trustee	$ 289,550	N/A	$ 479,250
Ronald C. Parker, Trustee	$ 284,550	N/A	$474,250
(1)
The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2021.
Investment Adviser
PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of June 30, 2021, PIMCO had approximately $2.20 trillion of assets under management and $1.65 trillion of third-party assets under management.
PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset

Management U.S. Holding II LLC, each a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.
The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.
As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE.
PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”) and as sub-adviser to the PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE PLUS, PIMCO RAE PLUS EMG, PIMCO RAE PLUS International, PIMCO RAE PLUS Small and  PIMCO RAE Worldwide Long/Short PLUS Funds, pursuant to a separate sub-advisory agreement (“RAFI™ Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.
PIMCO has engaged Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management) (“Gurtin”), a Delaware limited liability company, to serve as sub-adviser to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, pursuant to a separate sub-advisory agreement (“Gurtin Sub-Advisory Agreement”). Gurtin is located at 440 Stevens Avenue, Suite 260, Solana Beach, CA 92075. As sub-adviser to the PIMCO Gurtin Funds, Gurtin is responsible for providing, subject to the supervision of PIMCO, investment advisory services to the PIMCO Gurtin Funds.
Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or the Sub-Adviser, and the Funds' ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds' ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.
Advisory Agreements
The Funds pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.
PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.
Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.
Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO Preferred and Capital Securities Fund may pursue its investment objective by investing in the CSF Subsidiary, the PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the CPS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the CRRS Subsidiary, the PIMCO Global Core Asset Allocation Fund may pursue its investment objective by investing in the GCAA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the MF Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Preferred and Capital Securities Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CSF Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CSF Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Core Asset Allocation Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the IRMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the IRMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the MF Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the MF Subsidiary is in place.
The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event: (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO Preferred and Capital Securities Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund, as applicable, and PIMCO is terminated.
PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Funds indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Funds invest. Research Affiliates is not compensated directly by the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Funds in accordance with applicable laws and regulations.
Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset Fund and the PIMCO All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent

Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.
PIMCO also employs Research Affiliates to provide sub-advisory services to the Funds listed below pursuant to the RAFI™ Sub-Advisory Agreement. Under the RAFI™ Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with each Fund’s swap-based exposure to the proprietary model portfolio or portfolios listed beside such Fund’s name. More specifically, Research Affiliates will provide PIMCO, or counterparties designated by PIMCO, with the relevant proprietary model portfolio or portfolios for purposes of developing equity total return swaps based on that model portfolio or those model portfolios. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO.
Fund	Model Portfolio(s)
PIMCO RAE Fundamental Advantage PLUS Fund	RAE US Large Model Portfolio
PIMCO RAE PLUS EMG Fund	RAE Emerging Markets Model Portfolio
PIMCO RAE PLUS Fund	RAE US Large Model Portfolio
PIMCO RAE PLUS International Fund	RAE International Large Model Portfolio
PIMCO RAE PLUS Small Fund	RAE US Small Model Portfolio
PIMCO RAE Worldwide Long/Short PLUS Fund	RAE Low Volatility US Model Portfolio RAE Low Volatility International Model Portfolio RAE Low Volatility Emerging Markets Model Portfolio
With respect to each Fund listed above, Research Affiliates is paid a fee based upon the average daily value of the net assets of each Fund. If any investment company, separate account, sub-advised account, other pooled vehicle or other account, which is sponsored or advised by PIMCO and sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for the day-to-day management of the portfolio (a “PIMCO Managed Account”), including, without limitation, the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO All Asset Portfolio (a series of PIMCO Variable Insurance Trust), invests in a Fund listed above, Research Affiliates shall, subject to applicable law, waive any fee to which it would be entitled under the RAFI™ Sub-Advisory Agreement with respect to any assets of the PIMCO Managed Account invested in such Fund. PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled investment vehicles or other accounts for which Research Affiliates is not primarily responsible for day-to-day management of the account’s portfolio, regardless of whether Research Affiliates serves as a sub-adviser with respect to the account.
Under the terms of the RAFI™ Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the Funds listed above in accordance with applicable laws and regulations. The RAFI™ Sub-Advisory Agreement will continue in effect with respect to the Funds listed above for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The RAFI™ Sub-Advisory Agreement may be terminated, without penalty, with respect to a Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The RAFI™ Sub-Advisory Agreement will terminate automatically in the event of its assignment.
Under the terms of the Gurtin Sub-Advisory Agreement, Gurtin is responsible for providing, subject to the supervision of PIMCO, investment advisory services, including: determination of the securities and other assets to be purchased or sold by a PIMCO Gurtin Fund, determination of what portion of a PIMCO Gurtin Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested. The Gurtin Sub-Advisory Agreement will continue in effect with respect to the PIMCO Gurtin Funds for two years from its effective date and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by a vote of the majority of the Fund’s outstanding voting securities or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Gurtin Sub-Advisory Agreement may be terminated, without penalty, with respect to a PIMCO Gurtin Fund by: (i) a vote of the majority of the Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Gurtin upon 60 days’ written notice to the Trust. The Gurtin Sub-Advisory Agreement will terminate automatically in the event of its assignment.
In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.
Advisory Fee Rates
Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Fund as follows:
Fund(†)	Advisory Fee Rate
PIMCO Government Money Market Fund	0.12%
PIMCO All Asset Fund	0.175%
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.18%
PIMCO All Asset All Authority, PIMCO Municipal Bond and PIMCO Short Asset Investment Funds	0.20%
PIMCO California Municipal Bond Fund	0.21%
PIMCO National Intermediate Municipal Bond Fund	0.22%
PIMCO California Intermediate Municipal Bond, PIMCO Long-Term U.S. Government and PIMCO New York Municipal Bond Funds	0.225%
PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Long-Term Credit Bond, PIMCO Low Duration Income, PIMCO California Municipal Intermediate Value and PIMCO National Municipal Intermediate Value Funds	0.30%
PIMCO StocksPLUS® Long Duration, PIMCO Mortgage Opportunities and Bond and PIMCO Global Advantage® Strategy Bond(1) Funds	0.35%
PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® International (Unhedged) and PIMCO StocksPLUS® Short Funds	0.39%
PIMCO Low Duration Credit, PIMCO California Municipal Opportunistic Value and PIMCO National Municipal Opportunistic Value Funds	0.40%
PIMCO Preferred and Capital Securities, PIMCO Inflation Response Multi-Asset(2) and PIMCO StocksPLUS® Small Funds	0.44%
PIMCO Diversified Income, PIMCO Emerging Markets Local Currency and Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and Short-Term Investments and PIMCO StocksPLUS® International (U.S. Dollar- Hedged) Funds	0.45%
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds	0.49%
PIMCO Emerging Markets Corporate Bond Fund(3)(4)	0.50%
PIMCO RAE PLUS and PIMCO Emerging Markets Full Spectrum Bond(5) Funds	0.54%
PIMCO Dynamic Bond Fund(6)	0.55%
PIMCO RAE PLUS International(8) Fund	0.57%
PIMCO RAE PLUS Small Fund	0.59%
PIMCO Credit Opportunities Bond Fund	0.60%
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%
PIMCO RAE PLUS EMG Fund(7)	0.80%

Fund(†)	Advisory Fee Rate
PIMCO Global Core Asset Allocation Fund	0.90%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%
PIMCO TRENDS Managed Futures Strategy Fund	1.15%
All other Funds(8)(9)	0.25%
†
As disclosed in the Funds’ prospectuses, the Funds may invest in certain PIMCO-advised money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the Funds and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such Fund (“Investing Fund”) has agreed that 0.005% of the advisory fee that such Investing Fund is currently obligated to pay to PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund. While the full impact of the Fund of Funds Rule and related regulatory changes is not yet known, these developments could affect the Funds’ ability to utilize the Central Funds. This could adversely impact the Funds’ investment strategies and operations. The Fund of Funds Rule and related regulatory changes are discussed in more detail above in the “Investment Objectives and Policies – Regulatory Risk” section.
(1)
Effective October 2, 2017, the Fund’s Advisory Fee was reduced by 0.05% to 0.35% per annum.
(2)
Effective October 1, 2015, the Fund’s Advisory Fee was reduced by 0.21% to 0.44% per annum.
(3)
Effective October 1, 2015, the Fund’s Advisory Fee was reduced by 0.20% to 0.55% per annum.
(4)
Effective October 2, 2017, the Fund’s Advisory Fee was reduced by 0.05% to 0.50% per annum.
(5)
Effective October 2, 2017, the Fund’s Advisory Fee was reduced by 0.05% to 0.54% per annum.
(6)
Effective October 2, 2017, the Fund’s Advisory Fee was reduced by 0.05% to 0.55% per annum.
(7)
Effective October 1, 2020, the Fund’s Advisory Fee was reduced by 0.05% to 0.80% per annum.
(8)
Effective October 1, 2018, the PIMCO Strategic Bond Fund’s Advisory Fee was reduced by 0.15% to 0.25% per annum.
(9)
Effective October 1, 2019, the PIMCO Long-Term Real Return Fund’s Advisory Fee was reduced by 0.05% to 0.25% per annum.
Advisory Fee Payments
The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2021, 2020 and 2019 (except as otherwise noted below) were as follows:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 6,175,648	$ 9,783,005	$ 13,520,567
PIMCO All Asset Fund	27,104,882	30,653,143	32,434,607
PIMCO California Intermediate Municipal Bond Fund	428,597	397,618	318,612
PIMCO California Municipal Bond Fund	182,712	102,105	49,534
PIMCO California Municipal Intermediate Value Fund	172,560	190,836	103,711 *
PIMCO California Municipal Opportunistic Value Fund	993,160	982,242	503,474 *
PIMCO California Short Duration Municipal Income Fund	286,239	256,429	242,049
PIMCO Climate Bond Fund	30,746	4,036	—
PIMCO CommoditiesPLUS® Strategy Fund	17,420,738	17,548,614	21,196,410
PIMCO CommodityRealReturn Strategy Fund®	18,271,645	25,417,882	35,074,061
PIMCO Credit Opportunities Bond Fund	2,350,315	2,458,546	2,458,007
PIMCO Diversified Income Fund	21,522,034	17,884,738	13,910,880
PIMCO Dynamic Bond Fund	18,537,636	22,046,671	19,748,396
PIMCO Emerging Markets Bond Fund	10,789,658	9,605,935	8,848,934
PIMCO Emerging Markets Corporate Bond Fund	783,264	703,199	706,519

Fund	2021	2020	2019
PIMCO Emerging Markets Currency and Short-Term Investments Fund	3,865,978	12,883,422	15,414,882
PIMCO Emerging Markets Full Spectrum Bond Fund	1,804,679	1,724,257	2,145,890
PIMCO Emerging Markets Local Currency and Bond Fund	6,633,877	9,667,034	16,063,780
PIMCO ESG Income Fund	19,210	—	—
PIMCO Extended Duration Fund	3,272,964	3,724,104	3,380,954
PIMCO Global Advantage® Strategy Bond Fund	1,183,479	1,347,517	1,499,107
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,150,907	2,527,730	2,238,829
PIMCO Global Bond Opportunities Fund (Unhedged)	501,987	623,579	720,506
PIMCO Global Core Asset Allocation Fund	3,051,160	3,523,528	4,284,674
PIMCO GNMA and Government Securities Fund	5,011,281	2,031,120	1,601,854
PIMCO Government Money Market Fund	2,142,812	2,316,674	1,162,278
PIMCO High Yield Fund	27,287,590	20,747,876	19,801,834
PIMCO High Yield Municipal Bond Fund	6,870,542	4,979,975	3,692,209
PIMCO High Yield Spectrum Fund	1,198,134	1,953,931	2,627,633
PIMCO Income Fund	313,712,616	323,413,912	280,503,742
PIMCO Inflation Response Multi-Asset Fund	6,354,896	5,540,804	5,530,335
PIMCO International Bond Fund (U.S. Dollar-Hedged)	30,516,028	29,786,744	24,038,559
PIMCO International Bond Fund (Unhedged)	3,290,088	3,472,180	3,272,705
PIMCO Investment Grade Credit Bond Fund	47,911,204	36,037,575	30,436,512
PIMCO Long Duration Total Return Fund	8,730,683	8,907,631	8,094,352
PIMCO Long-Term Credit Bond Fund	11,242,172	12,835,560	9,976,834
PIMCO Long-Term Real Return Fund	2,254,983	4,361,170	1,348,152
PIMCO Long-Term U.S. Government Fund	2,031,966	2,096,248	2,595,611
PIMCO Low Duration Credit Fund	1,776,291	1,187,532	3,187,350
PIMCO Low Duration ESG Fund	970,150	688,410	535,333
PIMCO Low Duration Fund	20,317,948	19,822,602	20,940,406
PIMCO Low Duration Fund II	1,069,439	973,025	921,025
PIMCO Low Duration Income Fund	18,021,290	17,165,755	10,404,269
PIMCO Moderate Duration Fund	3,558,410	3,796,802	3,445,300
PIMCO Mortgage Opportunities and Bond Fund	21,261,017	18,991,304	16,310,530
PIMCO Mortgage-Backed Securities Fund	500,095	430,833	367,404
PIMCO Municipal Bond Fund	3,391,757	2,099,554	1,511,551
PIMCO National Intermediate Municipal Bond Fund	354,148	261,088	177,655
PIMCO National Municipal Intermediate Value Fund	461,024	492,196	265,509 *
PIMCO National Municipal Opportunistic Value Fund	1,113,416	994,431	492,419 *
PIMCO New York Municipal Bond Fund	1,445,731	1,137,568	598,831
PIMCO Preferred and Capital Securities Fund	8,813,930	5,006,679	1,725,478
PIMCO RAE Fundamental Advantage PLUS Fund	8,114,404	12,125,829	9,697,121
PIMCO RAE PLUS EMG Fund	10,167,562	23,056,025	24,845,817
PIMCO RAE PLUS Fund	7,088,058	8,685,339	9,671,669
PIMCO RAE PLUS International Fund	8,247,843	2,493,074	1,964,168
PIMCO RAE PLUS Small Fund	4,331,877	996,957	718,194
PIMCO RAE Worldwide Long/Short PLUS Fund	10,061,528	15,549,760	14,104,905
PIMCO Real Return Fund	25,383,820	23,464,986	25,374,878
PIMCO RealEstateRealReturn Strategy Fund	6,634,581	6,185,176	8,641,931
PIMCO Short Asset Investment Fund	9,365,057	9,568,814	7,854,473
PIMCO Short Duration Municipal Income Fund	738,395	428,393	350,086
PIMCO Short-Term Fund	36,165,369	41,479,440	47,487,795
PIMCO StocksPLUS® Absolute Return Fund	8,396,385	8,030,488	6,813,250
PIMCO StocksPLUS® Fund	2,740,898	2,160,128	2,097,433
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10,148,188	13,951,417	13,249,148

Fund	2021	2020	2019
PIMCO StocksPLUS® International Fund (Unhedged)	1,735,943	1,335,395	6,009,823
PIMCO StocksPLUS® Long Duration Fund	3,095,265	1,997,097	1,762,754
PIMCO StocksPLUS® Short Fund	2,530,533	5,591,334	7,391,795
PIMCO StocksPLUS® Small Fund	7,778,950	7,013,059	7,052,250
PIMCO Strategic Bond Fund	299,739	396,590	456,583
PIMCO Total Return ESG Fund	4,472,206	3,383,434	2,758,907
PIMCO Total Return Fund	172,846,293	167,729,449	170,260,371
PIMCO Total Return Fund II	1,510,124	1,408,202	1,353,862
PIMCO Total Return Fund IV	1,142,781	1,206,565	2,975,837
PIMCO TRENDS Managed Futures Strategy Fund	10,176,502	7,358,058	5,912,487
*
Represents the period from October 1, 2018 to March 31, 2019. The advisory fees were paid by each Predecessor Gurtin Fund during the period from October 1, 2018 to March 18, 2019.
Advisory Fees Waived and Recouped
PIMCO has contractually agreed, for the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, to waive its advisory fee to the extent that the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying PIMCO Funds exceed certain amounts of the total assets each Fund has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.
In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which may or may not be recouped in future fiscal periods depending on the contract.
PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Preferred and Capital Securities Fund in an amount equal to the management fee paid to PIMCO by the CSF Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Core Asset Allocation Fund in an amount equal to the management fee paid to PIMCO by the GCAA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee paid to PIMCO by the MF Subsidiary, which cannot be recouped. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds.
PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.
Advisory fees waived during the fiscal years ended March 31, 2021, 2020 and 2019 (except as otherwise noted below) were as follows:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 934,611	$ 4,196,125	$ 4,590,163
PIMCO All Asset Fund	14,082,974	25,518,175	24,141,016
PIMCO California Municipal Intermediate Value Fund	63,272	69,973	94110.87 *

Fund	2021	2020	2019
PIMCO California Municipal Opportunistic Value Fund	74,487	73,668	43902.60 *
PIMCO CommoditiesPLUS® Strategy Fund	4,360,658	4,329,490	4,654,432
PIMCO CommodityRealReturn Strategy Fund®	3,631,998	5,068,675	5,945,158
PIMCO Dynamic Bond Fund	—	136,928	359,062
PIMCO Emerging Markets Full Spectrum Bond Fund	1,804,679	1,724,257	2,145,890
PIMCO Global Core Asset Allocation Fund	463,642	749,006	1,022,128
PIMCO Government Money Market Fund	112,054	26,080	3,778
PIMCO Inflation Response Multi-Asset Fund	1,934,523	1,526,958	1,888,030
PIMCO Low Duration Income Fund	—	—	412,165
PIMCO National Municipal Intermediate Value Fund	169,042	180,472	158054.12 *
PIMCO National Municipal Opportunistic Value Fund	83,506	74,582	66944.99 *
PIMCO Preferred and Capital Securities Fund	1,224,786	550,935	227,729
PIMCO Short Asset Investment Fund	—	511,123	1,588,730
PIMCO TRENDS Managed Futures Strategy Fund	1,470,850	1,479,350	1,428,568
*
Represents the period from October 1, 2018 to March 31, 2019. The advisory fees were waived by each Predecessor Gurtin Fund during the period from October 1, 2018 to March 18, 2019.
Sub-Advisory Fee Payments
PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements and the RAFI™ Sub-Advisory Agreement and to Gurtin in connection with the Gurtin Sub-Advisory Agreement during the fiscal years ended March 31, 2021, 2020 and 2019.
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 4,631,736	$ 21,895,102	$ 23,167,576
PIMCO All Asset Fund	19,360,630	7,337,254	10,140,425
PIMCO California Municipal Intermediate Value Fund*	97,784	108,140	(1)4,563.09
PIMCO California Municipal Opportunistic Value Fund*	571,067	564,789	(1)24,416.45
PIMCO National Municipal Intermediate Value Fund*	261,247	278,911	(1)12,041.39
PIMCO National Municipal Opportunistic Value Fund*	640,214	571,798	(1)24,431.53
PIMCO RAE Fundamental Advantage PLUS Fund	11,597	17,905	37,523
PIMCO RAE PLUS EMG Fund	195,009	232,942	263,166
PIMCO RAE PLUS Fund	899,605	1,286,717	1,432,840
PIMCO RAE PLUS International Fund	188,930	43,202	50,883
PIMCO RAE PLUS Small Fund	160,279	164,711	121,728
PIMCO RAE Worldwide Long/Short PLUS Fund	133,364	134,552	46,780
*
The PIMCO Gurtin Funds commenced operations on March 18, 2019.
(1)
Represents the period from October 1, 2018 to March 31, 2019.
PIMCO Proxy Voting Policies and Procedures
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Trust has adopted the Proxy Policy of PIMCO when voting proxies on behalf of the Funds.
Policy Statement:    The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview:    PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities.   The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities.   Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and its role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for equity securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of Potential and Identified Conflicts of Interest.   The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
Gurtin has adopted written proxy voting policies and procedures (“Gurtin Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. Gurtin’s Proxy Committee seeks to vote proxies in a manner that Gurtin views as in the best interest of its clients, which Gurtin interprets to mean clients’ best economic interests over the long term as determined by Gurtin (i.e., the common interest that all Gurtin clients share in seeing the value of a common investment increase over time). Because the Proxy Committee considers each proxy proposal and the related corporate circumstances independently, it may vote differently with respect to similar proposals for different companies. Gurtin seeks to vote all proxies in the best interest of the client without regard to the interests of Gurtin or other related parties. In the event that Gurtin considers a material conflict of interest to have arisen with respect to a proxy, Gurtin will either: (1) engage an independent third party proxy service provider to obtain a vote recommendation; (2) consult with the client on how the proxy should be voted; or (3) abstain from voting. Gurtin will vote in accordance with the recommendation of the independent third party proxy service provider if Gurtin reasonably believes that the recommendation appears to be in the best interest of the client.
ISP Oversight. Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISPs engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations including the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies and the ISP’s compliance program.

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, a Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by a Sub-Adviser and contracted third parties.
Information about how PIMCO voted a Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Funds at 1-800-927-4648, on the Funds' website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov.
Fund Administrator
PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency, sub-accounting, recordkeeping and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders.
Supervisory and Administrative Fee Rates
PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):
Fund	Institutional and Administrative Classes	I-2	I-3	Classes A, C and C-2	Class M	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.25%	(1)0.25%	N/A	(1)0.25%
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%	(2)0.25%	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	0.22%	0.32%	N/A	0.30%	N/A	N/A
PIMCO California Municipal Bond Fund	0.23%	0.33%	N/A	0.33%	N/A	N/A
PIMCO California Municipal Intermediate Value Fund	0.20%	N/A	N/A	N/A	N/A	N/A
PIMCO California Municipal Opportunistic Value Fund	0.23%	N/A	N/A	N/A	N/A	N/A

Fund	Institutional and Administrative Classes	I-2	I-3	Classes A, C and C-2	Class M	Class R
PIMCO California Short Duration Municipal Income Fund	0.15%	0.25%	N/A	0.30%	N/A	N/A
PIMCO Climate Bond Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	0.25%	0.35%	0.45%	(3)0.45%	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.45%	(4)0.45%	N/A	(4)0.45%
PIMCO Credit Opportunities Bond Fund	0.30%	0.40%	0.50%	0.45%	N/A	N/A
PIMCO Diversified Income Fund	0.30%	0.40%	0.50%	0.45%	N/A	N/A
PIMCO Dynamic Bond Fund(14)	0.25%	0.35%	0.45%	0.40%	N/A	0.40%
PIMCO Emerging Markets Local Currency and Bond Fund	0.45%	0.55%	0.65%	(11)0.60%	N/A	N/A
PIMCO Emerging Markets Bond Fund	0.38%	0.48%	0.58%	(6)0.50%	N/A	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.40%	N/A	N/A	N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.40%	0.50%	N/A	0.55%	N/A	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.40%	N/A	N/A	N/A	N/A	N/A
PIMCO ESG Income Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	0.40%	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.30%	N/A	N/A	0.45%	N/A	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.30%	N/A	N/A	0.45%	N/A	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.30%	0.40%	N/A	(7)0.40%	N/A	N/A
PIMCO Global Core Asset Allocation Fund	0.05%	0.15%	N/A	(12)0.25%	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A

Fund	Institutional and Administrative Classes	I-2	I-3	Classes A, C and C-2	Class M	Class R
PIMCO Government Money Market Fund	0.06%	0.16%	N/A	%0.21	0.06%	N/A
PIMCO High Yield Fund	0.30%	0.40%	0.50%	%0.40	N/A	0.40%
PIMCO High Yield Municipal Bond Fund	0.25%	0.35%	0.45%	%0.30	N/A	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.40%	0.50%	%0.40	N/A	N/A
PIMCO Income Fund	(16)0.25%	(16)0.35%	0.45%	(8)(16)%0.40	N/A	(8)(16)0.40%
PIMCO Inflation Response Multi-Asset Fund	0.25%	0.35%	N/A	%0.45	N/A	N/A
PIMCO International Bond Fund (Unhedged)	0.25%	0.35%	0.45%	(7)%0.40	N/A	N/A
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.25%	0.35%	0.45%	(7)%0.40	N/A	(7)0.40%
PIMCO Investment Grade Credit Bond Fund	0.25%	0.35%	0.45%	%0.40	N/A	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	%0.40	N/A	N/A
PIMCO Long-Term Credit Bond Fund	0.25%	0.35%	N/A	%0.40	N/A	N/A
PIMCO Long-Term Real Return Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.45%	(8)%0.35	N/A	N/A
PIMCO Low Duration Fund	0.21%	0.31%	0.41%	(9)(18)(Class A)%0.25	N/A	(10)0.30%
				(9)(Class C%0.30 and Class C-2)
PIMCO Low Duration Fund II	0.25%	N/A	N/A	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	0.35%	0.45%	N/A	N/A	N/A
PIMCO Low Duration Income Fund(13)	0.20%	0.30%	0.40%	%0.35	N/A	N/A
PIMCO National Municipal Intermediate Value Fund	0.20%	N/A	N/A	N/A	N/A	N/A
PIMCO National Municipal Opportunistic Value Fund	0.23%	N/A	N/A	N/A	N/A	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.45%	%0.40	N/A	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.25%	0.35%	0.45%	%0.40	N/A	N/A

Fund	Institutional and Administrative Classes	I-2	I-3	Classes A, C and C-2	Class M	Class R
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A
PIMCO Municipal Bond Fund	0.24%	0.34%	0.44%	0.30%	N/A	N/A
PIMCO National Municipal Intermediate Value Fund	0.20%	N/A	N/A	N/A	N/A	N/A
PIMCO National Municipal Opportunistic Value Fund	0.23%	N/A	N/A	N/A	N/A	N/A
PIMCO Preferred and Capital Securities Fund	0.35%	0.45%	0.55%	0.45%	N/A	N/A
PIMCO RAE Fundamental Advantage PLUS Fund	0.25%	N/A	N/A	0.40%	N/A	N/A
PIMCO RAE PLUS EMG Fund(5)	0.30%	0.40%	N/A	0.45%	N/A	N/A
PIMCO RAE PLUS Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO RAE PLUS International Fund	0.25%	0.35%	N/A	0.35%	N/A	0.35%
PIMCO RAE PLUS Small Fund	0.25%	0.35%	N/A	0.35%	N/A	0.35%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.25%	0.35%	N/A	0.40%	N/A	N/A
PIMCO Real Return Fund	0.20%	0.30%	0.40%	(8)0.35%	N/A	(8)0.35%
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.45%	(7)0.40%	N/A	N/A
PIMCO Short Asset Investment Fund	0.14%	0.24%	0.34%	0.24%	0.14%	N/A
PIMCO Short Duration Municipal Income Fund	0.15%	0.25%	0.35%	0.30%	N/A	N/A
PIMCO Short-Term Fund(17)	0.20%	0.30%	0.40%	(10)0.20%	N/A	(10)0.20%
PIMCO StocksPLUS® Absolute Return Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.45%	0.40%	N/A	0.40%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.50%	0.45%	N/A	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO StocksPLUS® Long Duration Fund	0.24%	0.34%	N/A	0.39%	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO StocksPLUS® Small Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A

Fund	Institutional and Administrative Classes	I-2	I-3	Classes A, C and C-2	Class M	Class R
PIMCO Strategic Bond Fund	0.30%	0.40%	N/A	0.45%	N/A	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.41%	(8)(15)(19)0.30%	N/A	8)(19)(0.30%
PIMCO Total Return Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	N/A	N/A	0.35%	N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
PIMCO TRENDS Managed Futures Strategy Fund	0.25%	0.35%	0.45%	0.40%	N/A	N/A
(1)
Effective October 1, 2016, the Fund’s Supervisory and Administrative Fee for Class A, C and R shares was reduced by 0.05% to 0.25% per annum.
(2)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(3)
Effective October 1, 2016, the Fund’s Supervisory and Administrative Fee for Class A and C shares was reduced by 0.05% to 0.45% per annum.
(4)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.
(5)
Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee for each class of shares was reduced by 0.10% per annum.
(6)
Effective October 1, 2014, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.50% per annum.
(7)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.
(8)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(9)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(10)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.
(11)
Effective October 1, 2016, the Fund’s Supervisory and Administrative Fee for Class A and C shares was reduced by 0.05% to 0.60% per annum.
(12)
Effective October 1, 2016, the Fund’s Supervisory and Administrative Fee for Class A and C shares was reduced by 0.15% to 0.25% per annum.
(13)
Effective January 23, 2017, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.20% for Institutional Class shares, 0.30% for I-2 shares and 0.35% for Class A and Class C shares per annum.
(14)
Effective October 2, 2017, the Fund’s Supervisory and Administrative Fee for each class of shares was reduced by 0.05% per annum.
(15)
Effective October 2, 2017, the Fund’s Supervisory and Administrative Fee for Class A was reduced by 0.05% to 0.30% per annum.
(16)
Effective October 2, 2017, the Fund’s Supervisory and Administrative Fee was increased by 0.05% to 0.25% for Institutional Class and Administrative Class shares, 0.35% for I-2 shares and 0.40% for Class A, Class C and Class R shares per annum.

(17)
Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.20% per annum.
(18)
Effective March 1, 2018, the Fund’s Supervisory and Administrative Fee for Class A was reduced by 0.05% to 0.25% per annum.
(19)
Effective October 1, 2018, the Fund’s Supervisory and Administrative Fee for Class C and Class R shares was reduced by 0.05% to 0.30% per annum.
Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).
Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.
The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.
The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.
The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
Supervisory and Administrative Fee Payments
The supervisory and administrative fees paid by each Fund that was operational during the fiscal years ended March 31, 2021, 2020 and 2019 (except as otherwise noted below) were as follows:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 2,908,212	$ 4,535,220	$ 6,284,264
PIMCO All Asset Fund	10,246,927	11,762,559	12,801,239
PIMCO California Intermediate Municipal Bond Fund	502,586	464,444	377,056
PIMCO California Municipal Bond Fund	252,125	149,650	72,586
PIMCO California Municipal Intermediate Value Fund	115,040	127,224	5,368 *
PIMCO California Municipal Opportunistic Value Fund	571,067	564,789	24,432 *
PIMCO California Short Duration Municipal Income Fund	308,969	271,823	257,906
PIMCO Climate Bond Fund	31,486	4,063	—

Fund	2021	2020	2019
PIMCO CommoditiesPLUS® Strategy Fund	9,453,827	9,474,126	11,241,616
PIMCO CommodityRealReturn Strategy Fund®	10,511,103	13,503,848	18,812,494
PIMCO Credit Opportunities Bond Fund	1,311,284	1,327,819	1,336,795
PIMCO Diversified Income Fund	15,599,446	13,005,633	9,879,856
PIMCO Dynamic Bond Fund	9,189,492	11,068,744	9,981,136
PIMCO Emerging Markets Bond Fund	9,555,986	8,572,706	7,910,332
PIMCO Emerging Markets Corporate Bond Fund	626,611	562,559	565,215
PIMCO Emerging Markets Currency and Short-Term Investments Fund	3,457,030	11,477,899	13,741,243
PIMCO Emerging Markets Full Spectrum Bond Fund	1,336,799	1,277,228	1,589,548
PIMCO Emerging Markets Local Currency and Bond Fund	6,798,077	9,854,818	16,275,113
PIMCO ESG Income Fund	19,276	—	—
PIMCO Extended Duration Fund	3,314,294	3,794,811	3,437,274
PIMCO Global Advantage® Strategy Bond Fund	1,033,938	1,171,542	1,303,108
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,693,673	3,166,889	2,831,812
PIMCO Global Bond Opportunities Fund (Unhedged)	614,469	766,403	884,604
PIMCO Global Core Asset Allocation Fund	511,237	608,266	729,300
PIMCO GNMA and Government Securities Fund	6,378,022	2,597,933	2,057,544
PIMCO Government Money Market Fund	2,397,977	2,512,403	1,019,910
PIMCO High Yield Fund	33,972,871	26,091,886	25,003,030
PIMCO High Yield Municipal Bond Fund	6,620,191	4,833,698	3,547,708
PIMCO High Yield Spectrum Fund	1,464,493	2,207,137	2,878,071
PIMCO Income Fund	384,975,756	398,818,444	352,250,282
PIMCO Inflation Response Multi-Asset Fund	3,471,028	3,056,187	3,011,647
PIMCO International Bond Fund (U.S. Dollar-Hedged)	35,375,533	34,530,565	28,203,376
PIMCO International Bond Fund (Unhedged)	3,940,493	4,103,949	3,905,845
PIMCO Investment Grade Credit Bond Fund	57,642,932	43,855,460	36,499,157
PIMCO Long Duration Total Return Fund	8,919,930	9,010,536	8,155,429
PIMCO Long-Term Credit Bond Fund	9,528,630	11,435,453	8,375,729
PIMCO Long-Term Real Return Fund	2,283,353	3,987,420	1,139,032
PIMCO Long-Term U.S. Government Fund	2,500,118	2,546,934	3,054,275
PIMCO Low Duration Credit Fund	1,389,102	982,506	2,503,537
PIMCO Low Duration ESG Fund	1,090,081	767,949	579,229
PIMCO Low Duration Fund	19,735,632	18,680,182	19,110,008
PIMCO Low Duration Fund II	1,069,440	973,026	921,025
PIMCO Low Duration Income Fund	17,143,967	16,057,835	9,598,603
PIMCO Moderate Duration Fund	2,994,052	3,194,897	2,899,639
PIMCO Mortgage Opportunities and Bond Fund	16,492,225	14,798,643	12,762,826
PIMCO Mortgage-Backed Securities Fund	608,241	514,338	447,282
PIMCO Municipal Bond Fund	4,991,318	3,067,725	2,201,337
PIMCO National Intermediate Municipal Bond Fund	452,310	335,141	235,453
PIMCO National Municipal Intermediate Value Fund	307,349	328,130	14,166 *
PIMCO National Municipal Opportunistic Value Fund	640,214	571,798	24,416 *
PIMCO New York Municipal Bond Fund	1,804,735	1,428,461	742,793
PIMCO Preferred and Capital Securities Fund	7,190,891	4,268,547	1,458,380
PIMCO RAE Fundamental Advantage PLUS Fund	3,176,892	4,748,619	3,809,856
PIMCO RAE PLUS EMG Fund	3,708,311	8,184,257	8,832,281
PIMCO RAE PLUS Fund	4,378,181	5,589,598	6,231,035
PIMCO RAE PLUS International Fund	3,624,576	1,105,099	874,524
PIMCO RAE PLUS Small Fund	1,853,891	446,262	327,967
PIMCO RAE Worldwide Long/Short PLUS Fund	2,762,290	4,186,390	3,751,304
PIMCO Real Return Fund	24,661,596	23,301,324	25,983,977

Fund	2021	2020	2019
PIMCO RealEstateRealReturn Strategy Fund	3,639,386	3,510,326	4,791,174
PIMCO Short Asset Investment Fund	7,482,815	7,631,347	6,268,005
PIMCO Short Duration Municipal Income Fund	983,847	551,195	451,111
PIMCO Short-Term Fund	31,939,072	36,853,379	41,389,949
PIMCO StocksPLUS® Absolute Return Fund	6,767,916	6,543,043	5,679,043
PIMCO StocksPLUS® Fund	3,518,678	2,863,404	2,770,680
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8,045,020	10,926,841	10,374,503
PIMCO StocksPLUS® International Fund (Unhedged)	1,207,575	976,896	3,999,028
PIMCO StocksPLUS® Long Duration Fund	2,122,467	1,369,438	1,208,746
PIMCO StocksPLUS® Short Fund	1,814,425	3,749,708	4,880,685
PIMCO StocksPLUS® Small Fund	5,359,182	5,122,051	5,223,300
PIMCO Strategic Bond Fund	440,602	581,827	544,136
PIMCO Total Return ESG Fund	4,748,897	3,548,273	2,863,016
PIMCO Total Return Fund	158,631,096	153,525,387	156,765,912
PIMCO Total Return Fund II	1,521,427	1,411,347	1,358,866
PIMCO Total Return Fund IV	1,160,110	1,219,710	2,987,146
PIMCO TRENDS Managed Futures Strategy Fund	2,581,345	1,844,819	1,482,153
*
Represents the period from October 1, 2018 to March 31, 2019. The administrative fees were paid by each Predecessor Gurtin Fund during the period from October 1, 2018 to March 18, 2019.
Supervisory and Administrative Fees Waived and Recouped
PIMCO has contractually agreed, through July 31, 2022, to waive their supervisory and administrative fee, or reimburse such Funds, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each applicable Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
PIMCO has contractually agreed, through July 31, 2022, for the PIMCO Gurtin Funds, to waive their supervisory and administrative fee, or reimburse the PIMCO Gurtin Funds, to the extent that each PIMCO Gurtin Fund’s pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “PIMCO Gurtin Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each PIMCO Gurtin Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “PIMCO Gurtin Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the PIMCO Gurtin Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Gurtin Expense Limit); 2) exceed the total PIMCO Gurtin Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Preferred and Capital Securities Fund in an amount equal to the administrative services fee paid to PIMCO by the CSF

Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Core Asset Allocation Fund in an amount equal to the administrative services fee paid to PIMCO by the GCAA Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the MF Subsidiary, which cannot be recouped.
PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds.
PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO All Asset All Authority Fund, PIMCO All Asset Fund, PIMCO Climate Bond Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO Dynamic Bond Fund, PIMCO Emerging Markets Local Currency and Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO ESG Income Fund, PIMCO GNMA and Government Securities Fund, PIMCO High Yield Fund, PIMCO High Yield Municipal Bond Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO International Bond Fund (Unhedged), PIMCO International Bond Fund (U.S. Dollar-Hedged), PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Fund, PIMCO Low Duration ESG Fund, PIMCO Low Duration Income Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Preferred and Capital Securities Fund, PIMCO RAE PLUS Fund, PIMCO Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Short Asset Investment Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Total Return Fund, PIMCO Total Return ESG Fund and PIMCO TRENDS Managed Futures Strategy Fund. These fee waiver agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
PIMCO has contractually agreed, through July 31, 2022, to waive the supervisory and administrative fee it receives from the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to each class. This fee waiver agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
Supervisory and administrative fees waived during the fiscal years ended March 31, 2021, 2020 and 2019 (except as otherwise noted below) were as follows:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 1,409	$ 3,171	—
PIMCO All Asset Fund	2,625	1,197	—
PIMCO Climate Bond Fund	70	70,422	—
PIMCO CommoditiesPLUS® Strategy Fund	1,788,309	1,777,585	$ 1,908,581
PIMCO CommodityRealReturn Strategy Fund®	1,487,730	2,069,905	2,428,279
PIMCO Diversified Income Fund	12,362	4,899	—
PIMCO Dynamic Bond Fund	23,128	25,247	20,804
PIMCO Emerging Markets Bond Fund	2,454	—	—

Fund	2021	2020	2019
PIMCO Emerging Markets Full Spectrum Bond Fund	1,035,199	1,030,962	1,322,413
PIMCO Emerging Markets Local Currency and Bond Fund	4,430	—	—
PIMCO ESG Income Fund	97,108	—	—
PIMCO Global Core Asset Allocation Fund	40,489	83,207	99,729
PIMCO GNMA and Government Securities Fund	4,275	—	—
PIMCO Government Money Market Fund	1,789,054	109,073	—
PIMCO High Yield Fund	16,577	2,251	—
PIMCO High Yield Spectrum Fund	475	—	—
PIMCO Income Fund	416,623	283,213	101,997
PIMCO Inflation Response Multi-Asset Fund	457,250	308,369	411,149
PIMCO International Bond Fund (U.S. Dollar-Hedged)	82,900	35,921	—
PIMCO International Bond Fund (Unhedged)	43,965	—	—
PIMCO Investment Grade Credit Bond Fund	53,054	—	—
PIMCO Low Duration Fund	10,363	3,606	—
PIMCO Low Duration Income Fund	57,495	54,913	25,298
PIMCO Mortgage Opportunities and Bond Fund	18,822	13,161	—
PIMCO Mortgage-Backed Securities Fund	1,393	—	—
PIMCO Preferred and Capital Securities Fund	519,312	234,396	96,528
PIMCO RAE PLUS Fund	2,742	1,350	—
PIMCO Real Return Fund	12,349	12,367	—
PIMCO RealEstateRealReturn Strategy Fund	272	—	—
PIMCO Short Asset Investment Fund	29,146	27,742	21,353
PIMCO Short-Term Fund	20,944	32,494	—
PIMCO StocksPLUS® Absolute Return Fund	5,576	33,877	—
PIMCO StocksPLUS® Fund	4,126	2,188	—
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8,361	17,122	—
PIMCO StocksPLUS® International Fund (Unhedged)	905	—	—
PIMCO StocksPLUS® Short Fund	3,484	1,587	—
PIMCO StocksPLUS® Small Fund	5,231	5,541	—
PIMCO Strategic Bond Fund	60,702	80,444	—
PIMCO Total Return Fund	83,886	91,061	1,703,056
PIMCO TRENDS Managed Futures Strategy Fund	515,165	341,008	247,053
*
Represents the period from October 1, 2018 to March 31, 2019. The administrative fees were waived by each Predecessor Gurtin Fund during the period from October 1, 2018 to March 18, 2019.
Previously waived supervisory and administrative fees recouped during the fiscal years ended March 31, 2021, 2020 and 2019 were as follows:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 247,165	0	0
PIMCO Climate Bond Fund	603	$ 0	$ 0
PIMCO Dynamic Bond Fund	165,153	139	0
PIMCO ESG Income Fund	14	0	0
PIMCO Government Money Market Fund	0	1,376	0
PIMCO Low Duration Income Fund	294,348	667	0
PIMCO Preferred and Capital Securities Fund	0	2,928	16,680
PIMCO Short Asset Investment Fund	229,444	5,032	0
PIMCO Strategic Bond Fund	5,875	7,773	0
PIMCO TRENDS Managed Futures Strategy Fund	38,086	1,823	20,270

Other PIMCO Information
PIMCO has created the PIMCO Global Advantage Bond Index® (“GLADI®”), an investment-grade global fixed income benchmark. The PIMCO Global Advantage® Strategy Bond Fund utilizes GLADI® as a benchmark. PIMCO owns the intellectual property rights to GLADI®, and PIMCO has filed a patent application with respect to certain features of GLADI®. PIMCO has retained an unaffiliated leading financial information services company and global index provider to independently administer and calculate GLADI® (the “Calculation Agent”). The Calculation Agent, using a publicly available rules-based methodology, calculates, maintains and disseminates GLADI®.
PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.
Portfolio MANAGERS
Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of March 31, 2021 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Funds' total assets, are listed in the footnotes following the table. Effective August 30, 2021, each of the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, and PIMCO National Municipal Opportunistic Value Fund is jointly and primarily managed by Jim Grandinetti and Myles Grenier.
	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Agrawal[1]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Pooled Investment Vehicles	1	$ 5,412.87	1	$ 5,412.87
Other Accounts	1	$ 12.76	0	$ 0.00
Anderson[2]
Registered Investment Companies	4	$ 5,909.59	0	$ 0.00
Other Pooled Investment Vehicles	9	$ 16,045.36	4	$ 9,474.70
Other Accounts	2	$ 0.27	0	$ 0.00
Arnopolin[3]
Registered Investment Companies	2	$ 783.99	0	$ 0.00
Other Pooled Investment Vehicles	15	$ 39,229.19	0	$ 0.00
Other Accounts	11	$ 4,384.14	1	$ 183.29
Arnott[4]
Registered Investment Companies	12	$ 11,557.54	0	$ 0.00
Other Pooled Investment Vehicles	10	$ 3,976.60	2	$ 625.69
Other Accounts	10	$ 6,822.80	2	$ 521.10

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Arora[5]
Registered Investment Companies	3	$ 2,520.45	0	$ 0.00
Other Pooled Investment Vehicles	6	$ 902.97	0	$ 0.00
Other Accounts	100	$ 12,886.15	1	$ 514.08
Ball[6]
Registered Investment Companies	8	$ 3,619.63	0	$ 0.00
Other Pooled Investment Vehicles	14	$ 21,871.74	1	$ 179.73
Other Accounts	24	$ 23,275.51	4	$ 1,873.82
Bar[7]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	6	$ 2,085.04	0	$ 0.00
Other Accounts	3	$ 761.99	0	$ 0.00
Bentsi[8]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Betton[9]
Registered Investment Companies	4	$ 1,862.19	0	$ 0.00
Other Pooled Investment Vehicles	1	$ 111.95	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Bodereau[10]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	5	$ 9,214.54	0	$ 0.00
Other Accounts	1	$ 0.00	0	$ 0.00
Brightman[11]
Registered Investment Companies	12	$ 11,557.54	0	$ 0.00
Other Pooled Investment Vehicles	10	$ 3,976.60	2	$ 625.69
Other Accounts	10	$ 6,822.80	2	$ 521.10
Brons[12]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	16	$ 4,258.44	2	$ 508.13
Other Accounts	44	$ 20,123.82	4	$ 1,006.01
Browne[13]
Registered Investment Companies	11	$ 2,365.65	0	$ 0.00
Other Pooled Investment Vehicles	11	$ 3,611.76	0	$ 0.00
Other Accounts	6	$ 935.70	0	$ 0.00
Chiaverini[14]
Registered Investment Companies	2	$ 616.76	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	13	$ 2,876.21	0	$ 0.00

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Cudzil[15]
Registered Investment Companies	10	$ 7,080.26
Other Pooled Investment Vehicles	4	$ 6,282.87	2	$ 6,042.76
Other Accounts	63	$ 42,335.90	5	$ 1,566.88
Davidson[16]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	6	$ 3,857.97	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Dhawan[17]
Registered Investment Companies	2	$ 783.99	0	$ 0.00
Other Pooled Investment Vehicles	19	$ 19,127.14	2	$ 5,442.64
Other Accounts	13	$ 6,651.86	0	$ 0.00
Dorsten[18]
Registered Investment Companies	6	$ 4,462.97	0	$ 0.00
Other Pooled Investment Vehicles	17	$ 35,469.44	2	$ 361.05
Other Accounts	2	$ 1,558.91	0	$ 0.00
Fahmi[19]
Registered Investment Companies	1	$ 220.06	0	$ 0.00
Other Pooled Investment Vehicles	2	$ 3,749.89	0	$ 0.00
Other Accounts	15	$ 9,310.64	6	$ 4,972.62
Forgash[20]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	13	$ 5,679.95	0	$ 0.00
Other Accounts	4	$ 1,165.37	1	$ 169.15
Grandinetti[21]
Registered Investment Companies	4	$ 732.59	0	$ 0.00
Other Pooled Investment Vehicles	27	$ 180.71	0	$ 0.00
Other Accounts	3883	$ 17,552.84	0	$ 0.00
Grenier[22]
Registered Investment Companies	4	$ 732.59	0	$ 0.00
Other Pooled Investment Vehicles	27	$ 180.71	0	$ 0.00
Other Accounts	3883	$ 17,552.84	0	$ 0.00
Gupta[23]
Registered Investment Companies	10	$ 4,072.40	0	$ 0.00
Other Pooled Investment Vehicles	22	$ 14,643.53	2	$ 537.85
Other Accounts	32	$ 14,569.01	3	$ 752.08
Hammer[24]
Registered Investment Companies	15	$ 5,442.26	0	$ 0.00
Other Pooled Investment Vehicles	9	$ 8,136.82	2	$ 1,226.10
Other Accounts	144	$ 13,265.92	0	$ 0.00

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
He25
Registered Investment Companies	14	$ 9,791.34	0	$ 0.00
Other Pooled Investment Vehicles	1	$ 316.94	0	$ 0.00
Other Accounts	7	$ 2,639.20	1	$ 183.29
Hyman[26]
Registered Investment Companies	5	$ 6,939.12	0	$ 0.00
Other Pooled Investment Vehicles	7	$ 2,949.31	1	$ 3.49
Other Accounts	29	$ 27,814.67	4	$ 5,523.70
Ivascyn[27]
Registered Investment Companies	16	$ 27,960.83	0	$ 0.00
Other Pooled Investment Vehicles	18	$ 92,215.92	4	$ 9,499.21
Other Accounts	7	$ 2,414.70	1	$ 265.79
Jessop[28]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	14	$ 11,242.21	1	$ 220.49
Other Accounts	14	$ 7,176.71	1	$ 1,452.06
Johnson[29]
Registered Investment Companies	3	$ 2,291.11	0	$ 0.00
Other Pooled Investment Vehicles	11	$ 8,258.35	5	$ 3,478.99
Other Accounts	13	$ 2,221.31	3	$ 325.71
Kiesel[30]
Registered Investment Companies	17	$ 60,652.34	0	$ 0.00
Other Pooled Investment Vehicles	50	$ 92,452.89	2	$ 497.48
Other Accounts	99	$ 76,869.39	4	$ 1,838.38
Levinson[31]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Martinez[32]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Mary[33]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Mather[34]
Registered Investment Companies	14	$ 29,979.41	0	$ 0.00
Other Pooled Investment Vehicles	20	$ 13,193.59	0	$ 0.00
Other Accounts	87	$ 42,611.51	7	$ 5,247.34

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Mittal[35]
Registered Investment Companies	1	$ 6,648.95	0	$ 0.00
Other Pooled Investment Vehicles	14	$ 31,489.91	2	$ 2,314.28
Other Accounts	145	$ 95,065.60	7	$ 2,142.77
Murata[36]
Registered Investment Companies	17	$ 26,338.94	0	$ 0.00
Other Pooled Investment Vehicles	14	$ 38,749.97	2	$ 2,324.01
Other Accounts	6	$ 1,947.42	0	$ 0.00
Orenstein[37]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	10	$ 1,347.00	0	$ 0.00
Other Accounts	4	$ 1,969.95	0	$ 0.00
Pagani[38]
Registered Investment Companies	7	$ 2,670.41	0	$ 0.00
Other Pooled Investment Vehicles	41	$ 41,169.83	9	$ 8,976.32
Other Accounts	46	$ 23,003.06	14	$ 3,028.04
Pier[39]
Registered Investment Companies	4	$ 5,164.89	0	$ 0.00
Other Pooled Investment Vehicles	13	$ 2,410.39	0	$ 0.00
Other Accounts	25	$ 108,692.94	0	$ 0.00
Pothalingam[40]
Registered Investment Companies	0	$ 0.00	0	$ 0.00
Other Pooled Investment Vehicles	7	$ 3,165.56	1	$ 270.36
Other Accounts	34	$ 9,212.67	1	$ 10.90
Rennison[41]
Registered Investment Companies	21	$ 12,248.67	0	$ 0.00
Other Pooled Investment Vehicles	1	$ 66.67	0	$ 0.00
Other Accounts	1	$ 410.34	0	$ 0.00
Rodosky[42]
Registered Investment Companies	16	$ 11,880.52	0	$ 0.00
Other Pooled Investment Vehicles	7	$ 2,130.66	1	$ 1,158.54
Other Accounts	20	$ 7,654.71	4	$ 1,324.15
Romo[43]
Registered Investment Companies	2	$ 783.99	0	$ 0.00
Other Pooled Investment Vehicles	17	$ 2,846.86	0	$ 0.00
Other Accounts	9	$ 2,119.91	0	$ 0.00
Schneider[44]
Registered Investment Companies	15	$ 74,962.40	0	$ 0.00
Other Pooled Investment Vehicles	8	$ 18,718.92	0	$ 0.00
Other Accounts	35	$ 31,081.10	3	$ 1,134.68

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Seidner[45]
Registered Investment Companies	3	$ 3,548.91	0	$ 0.00
Other Pooled Investment Vehicles	18	$ 11,513.20	2	$ 939.07
Other Accounts	27	$ 13,342.84	7	$ 5,172.04
Sharef[46]
Registered Investment Companies	2	$ 715.73	0	$ 0.00
Other Pooled Investment Vehicles	6	$ 1,100.93	0	$ 0.00
Other Accounts	0	$ 0.00	0	$ 0.00
Sharenow[47]
Registered Investment Companies	1	$ 538.43	0	$ 0.00
Other Pooled Investment Vehicles	8	$ 2,883.29	0	$ 0.00
Other Accounts	5	$ 737.13	0	$ 0.00
Stracke[48]
Registered Investment Companies	2	$ 2,462.48	0	$ 0.00
Other Pooled Investment Vehicles	1	$ 100.06	0	$ 0.00
Other Accounts	1	$ 2.61	0	$ 0.00
Sundstrom[49]
Registered Investment Companies	1	$ 627.66	0	$ 0.00
Other Pooled Investment Vehicles	7	$ 15,024.16	1	$ 5,412.87
Other Accounts	6	$ 2,100.45	0	$ 0.00
Tournier[50]
Registered Investment Companies	2	$ 3,160.48
Other Pooled Investment Vehicles	22	$ 32,519.65	1	$ 688.99
Other Accounts	23	$ 7,332.45	3	$ 684.88
Tsu[51]
Registered Investment Companies	7	$ 5,996.61	0	$ 0.00
Other Pooled Investment Vehicles	3	$ 6,620.98	1	$ 2,672.09
Other Accounts	11	$ 104,008.91	1	$ 363.12
Wittkop[52]
Registered Investment Companies	3	$ 8,942.88	0	$ 0.00
Other Pooled Investment Vehicles	0	$ 0.00	0	$ 0.00
Other Accounts	18	$ 6,814.13	0	$ 0.00
Yang[53]
Registered Investment Companies	1	$ 249.71	0	$ 0.00
Other Pooled Investment Vehicles	5	$ 2,284.42	3	$ 1,759.33
Other Accounts	9	$ 103,679.01	0	$0.00
*
The above table does not include liquidated Funds.
(1)
Mr. Agrawal co-manages the PIMCO High Yield Fund ($11,098.7 million), PIMCO High Yield Municipal Bond Fund ($3,073.6 million), PIMCO High Yield Spectrum Fund ($471.2 million).
(2)
Mr. Anderson co-manages the PIMCO Income Fund ($134,632.4 million), the PIMCO Mortgage Opportunities and Bond Fund ($7,103.3 million) and the PIMCO ESG Income Fund ($37 million).

(3)
Mr. Arnopolin co-manages the Emerging Markets Bond Fund ($2481.8 million), the PIMCO Emerging Markets Corporate Bond Fund ($180.4 million) and the PIMCO Emerging Markets Full Spectrum Fund ($359.1 million).
(4)
Mr. Arnott co-manages the PIMCO All Asset Fund ($16,398.1 million), the PIMCO All Asset All Authority Fund ($3,121 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million) and the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million).
(5)
Mr. Arora co-manages the PIMCO Investment Grade Credit Bond Fund ($18,948.3 million).
(6)
Mr. Balls co-manages the PIMCO International Bond Fund (Unhedged) ($1,424.6 million), the PIMCO International Bond Fund (U.S. Dollar-Hedged) ($12,971.3 million), the PIMCO Global Advantage® Strategy Bond Fund ($328.7 million), the PIMCO Global Bond Opportunities Fund (Unhedged) ($203 million) and the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) ($828.3 million).
(7)
Ms. Bar co-manages the PIMCO Emerging Markets Corporate Bond Fund ($180.4 million).
(8)
Mr. Bentsi co-manages the PIMCO Emerging Markets Corporate Bond Fund ($180.4 million).
(9)
Ms. Betton co-manages the PIMCO California Intermediate Municipal Bond Fund ($223.3 million), the PIMCO California Municipal Bond Fund ($116.1 million), the PIMCO California Short Duration Municipal Income Fund ($162.1 million), the PIMCO High Yield Municipal Bond Fund ($3,073.6 million), the PIMCO Municipal Bond Fund ($1,993.9 million), the PIMCO National Intermediate Municipal Bond Fund ($187.6 million), the PIMCO New York Municipal Bond Fund ($670.5 million) and the PIMCO Short Duration Municipal Income Fund ($506.4 million).
(10)
Mr. Bodereau manages the PIMCO Preferred and Capital Securities Fund ($1,899.2 million).
(11)
Mr. Brightman co-manages the PIMCO All Asset Fund ($16,398.1 million), the PIMCO All Asset All Authority Fund ($3,121 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million) and the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million).
(12)
Mr. Brons co-manages the PIMCO Climate Bond Fund ($15.5 million), PIMCO ESG Income Fund ($37 million) PIMCO Low Duration ESG Fund ($436.6 million) and the PIMCO Total Return ESG Fund ($2,118.6 million).
(13)
Ms. Browne co-manages the PIMCO Global Core Asset Allocation Fund ($350.9 million).
(14)
Mr. Chiaverini co-manages the PIMCO Short-Term Fund ($16,066.6 million) and the PIMCO Short Asset Investment Fund ($5,101.2 million).
(15)
Mr. Cudzil co-manages the PIMCO Extended Duration Fund ($1,075.9 million), the PIMCO GNMA and Government Securities Fund ($2,151.6 million), the PIMCO Long Duration Total Return Fund ($3,151.1 million), the PIMCO Long-Term U.S. Government Fund ($764.1 million), the PIMCO Moderate Duration Fund ($1,438.8 million), the PIMCO Mortgage-Backed Securities Fund ($212.3 million) and the PIMCO StocksPLUS® Long Duration Fund ($818.2 million).
(16)
Mr. Davidson co-manages the PIMCO Emerging Markets Local Currency and Bond Fund ($1,356.4 million). Effective October 30, 2020, Mr. Davidson co-manages the PIMCO Emerging Markets Currency and Short-Term Investments Fund ($700.1 million).
(17)
Mr. Dhawan co-manages the PIMCO Emerging Markets Bond Fund ($2,481.8 million), the PIMCO Emerging Markets Local Currency and Bond Fund ($1,356.4 million), the PIMCO Emerging Markets Currency and Short-Term Investments Fund ($700.1 million), the PIMCO Emerging Markets Full Spectrum Bond Fund ($359.1 million) and the PIMCO Global Advantage® Strategy Bond Fund ($328.7 million).
(18)
Mr. Dorsten co-manages the PIMCO TRENDS Managed Futures Strategy Fund ($1,038.9 million).
(19)
Mr. Fahmi co-manages the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million), the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million), the PIMCO StocksPLUS® Absolute Return Fund ($2,241.7 million), the PIMCO StocksPLUS® Fund ($1,478.7 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($404.9 million), the PIMCO StocksPLUS® International Fund

(U.S. Dollar-Hedged) ($2,167.7 million), the PIMCO StocksPLUS® Short Fund ($363.6 million), the PIMCO StocksPLUS® Small Fund ($2,080.8 million) and the PIMCO Dynamic Bond Fund ($3,861.6 million).
(20)
Mr. Forgash co-manages the PIMCO Low Duration Credit Fund ($296.2 million).
(21)
Mr. Grandinetti co-manages the PIMCO California Municipal Intermediate Value Fund ($70.3 million), the PIMCO California Municipal Opportunistic Value Fund ($235.8 million), the PIMCO National Municipal Intermediate Value Fund ($183.6 million) and the PIMCO National Municipal Opportunistic Value Fund ($244.4 million).
(22)
Mr. Grenier co-manages the PIMCO California Municipal Intermediate Value Fund ($70.3 million), the PIMCO California Municipal Opportunistic Value Fund ($235.8 million), the PIMCO National Municipal Intermediate Value Fund ($183.6 million) and the PIMCO National Municipal Opportunistic Value Fund ($244.4 million).
(23)
Mr. Gupta co-manages the PIMCO International Bond Fund (Unhedged) ($1,424.6 million), the PIMCO International Bond Fund (U.S. Dollar-Hedged) ($12,971.3 million), the PIMCO Global Advantage® Strategy Bond Fund ($328.7 million), the PIMCO Global Bond Opportunities Fund (Unhedged) ($203 million) and the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) ($828.3 million).
(24)
Mr. Hammer co-manages the PIMCO California Intermediate Municipal Bond Fund ($223.3 million), the PIMCO California Municipal Bond Fund ($116.1 million), the PIMCO California Short Duration Municipal Income Fund ($162.1 million), the PIMCO High Yield Municipal Bond Fund ($3,073.6 million), the PIMCO Municipal Bond Fund ($1,993.9 million), the PIMCO National Intermediate Municipal Bond Fund ($187.6 million), the PIMCO New York Municipal Bond Fund ($670.5 million) and the PIMCO Short Duration Municipal Income Fund ($506.4 million).
(25)
Mr. He co-manages the PIMCO Inflation Response Multi-Asset Fund ($1,446.4 million), the PIMCO Long-Term Real Return Fund ($607.1 million), the PIMCO Real Return Fund ($11,304.8 million) and the PIMCO RealEstateRealReturn Strategy Fund ($1,307.9 million).
(26)
Mr. Hyman co-manages the PIMCO GNMA and Government Securities Fund ($2,151.6 million), the PIMCO Mortgage-Backed Securities Fund ($212.3 million) and the PIMCO Mortgage Opportunities and Bond Fund ($7,103.3 million).
(27)
Mr. Ivascyn co-manages the PIMCO Diversified Income Fund ($5,258.2 million), the PIMCO Income Fund ($134,632.4 million), the PIMCO Low Duration Income Fund ($7,376.5 million), the PIMCO Dynamic Bond Fund ($3,861.6 million) and the PIMCO ESG Income Fund ($37 million).
(28)
Mr. Jessop co-manages the PIMCO High Yield Fund ($11,098.7 million) and the PIMCO High Yield Spectrum Fund ($471.2 million).
(29)
Mr. Johnson co-manages the PIMCO CommoditiesPLUS® Strategy Fund ($2,188.2 million), the PIMCO CommodityRealReturn Strategy Fund® ($1,930.7 million), the PIMCO Inflation Response Multi-Asset Fund ($959.3 million) and the PIMCO RealEstateRealReturn Strategy Fund ($839.1 million).
(30)
Mr. Kiesel co-manages the PIMCO Credit Opportunities Bond Fund ($409.5 million), the PIMCO Investment Grade Credit Bond Fund ($18,948.3 million), the PIMCO Long-Term Credit Bond Fund ($3,600.5 million), the PIMCO Total Return Fund ($67,381.8 million), the PIMCO Total Return Fund II ($618.6 million), the PIMCO Total Return Fund IV ($466.5 million) and the PIMCO Total Return ESG Fund ($2,188.6 million).
(31)
Mr. Levinson co-manages the PIMCO Low Duration Credit Fund ($296.2 million).
(32)
Mr. Martinez co-manages the PIMCO Government Money Market Fund ($1,634.7 million).
(33)
Mr. Mary co-manages the PIMCO Climate Bond Fund ($15.5 million).
(34)
Mr. Mather co-manages the PIMCO Climate Bond Fund ($15.5 million), the PIMCO Low Duration Fund ($7,736.2 million), the PIMCO Low Duration Fund II ($8,452.7 million), the PIMCO Low Duration ESG Fund ($436.6 million), the PIMCO Moderate Duration Fund ($1,438.8 million), the PIMCO Total Return Fund ($67,381.8 million), the PIMCO Total Return Fund II ($618.6 million), the PIMCO Total Return Fund IV ($466.5 million) and the PIMCO Total Return ESG Fund ($1,465.5 million).
(35)
Mr. Mittal co-manages the PIMCO Emerging Markets Corporate Bond Fund ($118.1 million), PIMCO Investment Grade Credit Bond Fund ($14,513 million), the PIMCO Long-Term Credit Bond Fund ($3,496.7 million), the PIMCO Long Duration Total Return Fund ($3,277.3 million), the PIMCO StocksPLUS® Long Duration Fund ($639.9 million), the PIMCO Strategic Bond Fund ($110.3 million), the

PIMCO Total Return Fund ($66,751.8 million), the PIMCO Total Return Fund II ($568.8 million), the PIMCO Total Return Fund IV ($442.5 million) and the PIMCO Total Return ESG Fund ($2,118.6 million).
(36)
Mr. Murata co-manages the PIMCO Diversified Income Fund ($5,258.2 million), the PIMCO Income Fund ($134,632.4 million), the PIMCO Low Duration Income Fund ($7,376.5 million), the PIMCO Dynamic Bond Fund ($3,861.6 million) and the PIMCO ESG Income Fund ($37 million).
(37)
Mr. Orenstein co-manages the PIMCO Emerging Markets Currency and Short-Term Investments Fund ($700.1 million) and the PIMCO Emerging Markets Local Currency and Bond Fund ($1,356.4 million).
(38)
Dr. Pagani co-manages the PIMCO International Bond Fund (Unhedged) ($1,424.6 million), the PIMCO International Bond Fund (U.S. Dollar-Hedged) ($12,971.3 million), the PIMCO Global Bond Opportunities Fund (Unhedged) ($203 million) and the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) ($828.3 million).
(39)
Ms. Pier co-manages the PIMCO Diversified Income Fund ($5,258.2 million), the PIMCO High Yield Fund ($11,098.7 million) and the PIMCO High Yield Spectrum Fund ($471.2 million).
(40)
Mr. Pothalingam co-manages the PIMCO Climate Bond Fund ($15.5 million).
(41)
Mr. Rennison co-manages the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million) and the PIMCO TRENDS Managed Futures Strategy Fund ($1,038.9 million).
(42)
Mr. Rodosky co-manages the PIMCO CommodityRealReturn Strategy Fund® ($4,354 million), the PIMCO Extended Duration Fund ($1,075.9 million), the PIMCO Inflation Response Multi-Asset Fund ($1,446.4 million), the PIMCO Long Duration Total Return Fund ($3,151.1 million), the PIMCO Long-Term U.S. Government Fund ($764.1 million), the PIMCO Real Return Fund ($11,304.8 million), the PIMCO Long-Term Real Return Fund ($607.1 million), the PIMCO RealEstateRealReturn Strategy Fund ($1,307.9 million), and the PIMCO StocksPLUS® Long Duration Fund ($818.2 million).
(43)
Mr. Romo co-manages the PIMCO Emerging Markets Bond Fund ($2,481.8 million).
(44)
Mr. Schneider manages the PIMCO Government Money Market Fund ($1,634.7 million) and the PIMCO Short Asset Investment Fund ($5,101.2 million). Mr. Schneider also co-manages the PIMCO Low Duration Fund ($8,452.7 million), the PIMCO Low Duration Fund II ($441.5 million), the PIMCO Low Duration ESG Fund ($436.6 million) and the PIMCO Short-Term Fund ($16,066.6 million).
(45)
Mr. Seidner co-manages the PIMCO Dynamic Bond Fund ($3,861.6 million) and the PIMCO Strategic Bond Fund ($146.7 million). Effective February 4, 2021, Mr. Seidner co-manages the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million), the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million), the PIMCO StocksPLUS® Absolute Return Fund ($2,241.7 million), the PIMCO StocksPLUS® Fund ($1,478.7 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($404.9 million), the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) ($2,167.7 million), the PIMCO StocksPLUS® Short Fund ($363.6 million) and the PIMCO StocksPLUS® Small Fund ($2,080.8 million).
(46)
Dr. Sharef co-manages the PIMCO Global Core Asset Allocation Fund ($350.9 million).
(47)
Mr. Sharenow co-manages the PIMCO CommoditiesPLUS® Strategy Fund ($2,640.1 million) and the PIMCO CommodityRealReturn Strategy Fund® ($4,354.4 million).
(48)
Mr. Stracke co-manages the PIMCO Credit Opportunities Bond Fund ($409.5 million).
(49)
Ms. Sundstrom co-manages the PIMCO Global Core Asset Allocation Fund ($350.9 million).
(50)
Ms. Tournier co-manages the PIMCO Diversified Income Fund ($5,258.2 million) and the PIMCO Low Duration Income Fund ($7,376.5 million).
(51)
Mr. Tsu co-manages the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088.6 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million), the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million), the PIMCO StocksPLUS® Absolute Return Fund ($2,241.7 million), the PIMCO StocksPLUS® Fund ($1,478.7 million), the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) ($2,167.7 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($404.9 million), the PIMCO StocksPLUS® Short Fund ($363.6 million) and the PIMCO StocksPLUS® Small Fund ($2,080.8 million).

(52)
Mr. Wittkop co-manages the PIMCO Short-Term Fund ($16,066.6 million), the PIMCO Government Money Market Fund ($1,634.7 million), and the PIMCO Short Asset Investment Fund ($5,101.2 million)
(53)
Ms. Yang co-manages the PIMCO ESG Income Fund ($37 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($1,088.6 million), the PIMCO RAE PLUS EMG Fund ($974 million), the PIMCO RAE PLUS Fund ($1,634.5 million), the PIMCO RAE PLUS International Fund ($1,167.7 million), the PIMCO RAE PLUS Small Fund ($722.5 million), the PIMCO RAE Worldwide Long/Short PLUS Fund ($1,202.9 million), the PIMCO StocksPLUS® Absolute Return Fund ($2,241.7 million), the PIMCO StocksPLUS® Fund ($1,478.7 million), the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) ($2,167.7 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($404.9 million), the PIMCO StocksPLUS® Short Fund ($363.6 million) and the PIMCO StocksPLUS® Small Fund ($2,080.8 million).
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. For example, with respect to the Funds for which Research Affiliates serves as sub-adviser pursuant to the RAFI™ Sub-Advisory Agreement, regulatory concerns, conflicts of interest or other considerations may cause PIMCO, in its oversight role, to restrict or prohibit the purchase of a particular instrument indicated by the relevant RAE® model portfolio, which may cause such Fund to perform differently from the relevant RAE® model portfolio.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.  In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).   Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees.   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
PIMCO All Asset and PIMCO All Asset All Authority Funds. Because the PIMCO All Asset and the PIMCO All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if the PIMCO All Asset Fund or the PIMCO All Asset All Authority Fund invests in any of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund or PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of PIMCO Funds, PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund or PIMCO All Asset: Multi-Short PLUS Fund, each a series of the PIMCO Funds: Private Account Portfolio Series, or PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE International Fund, PIMCO RAE US Fund or PIMCO RAE US Small Fund, each a series of PIMCO Equity Series, Research Affiliates will, subject to applicable law, waive any fee to which it would be entitled under any sub-advisory agreement with any such Fund with respect to the assets of the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, as applicable, invested in such Fund. Accordingly, PIMCO and Research Affiliates believes that the potential conflicts of interest discussed above also are mitigated.

PIMCO Gurtin Funds. Gurtin has adopted certain compliance procedures, which are designed to address conflicts. Gurtin has developed and implemented policies and procedures designed to ensure that its clients are treated equitably. In addition, Gurtin’s compliance oversight and monitoring seeks to ensure adherence to policies designed to avoid conflicts. Gurtin’s policies and procedures address trade aggregation and allocation and are aligned with PIMCO's policies and procedures in this regard. Additionally, given the nature of Gurtin’s investment process and its sub-advised Funds and/or other accounts it manages, Gurtin’s investment management team services are typically applied collectively to the management of all such Funds and/or other accounts following the same strategy.
Compensation of Gurtin’s portfolio management team is not based upon performance of the Funds sub-advised by Gurtin. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from such a Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Gurtin sub-advised Fund over another Gurtin sub-advised Fund and/or other account, Gurtin has established procedures, including policies to monitor trading and best execution for all such Funds and/or other accounts.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
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PIMCO’s pay practices are designed to attract and retain high performers;
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PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
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PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary   Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus   Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.
Deferred Compensation    Deferred compensation is awarded to key professionals under the Long Term Incentive Plan (“LTIP”). Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.
Prior to March 2020, M Options were awarded to key professionals. The M Unit program provided mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers to better align employee incentives with the Firm’s long-term results. Options awarded under the program vest over a number of years and may be converted into non-voting PIMCO equity which shares in the profit distributions of the Firm.
Eligibility to participate in the LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan.   Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Research Affiliates. Robert D. Arnott along with his family members are the majority owner of Research Affiliates Global Holdings, LLC the sole member of Research Affiliates. Mr. Arnott receives a fixed base salary from Research Affiliates and periodic capital distributions from Research Affiliates Global Holdings. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds.
Gurtin. Portfolio managers of Gurtin are compensated with a fixed base salary and an annual discretionary bonus based on the portfolio manager’s employment performance and PIMCO’s and Gurtin’s performance.
Securities Ownership
To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2021 (except as noted) by each portfolio manager of the Funds.
Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Agrawal	PIMCO High Yield	None
	PIMCO High Yield Municipal Bond	None
	PIMCO High Yield Spectrum	None
Anderson	PIMCO ESG Income	None
	PIMCO Income Fund	None
	PIMCO Mortgage Opportunities and Bond	$10,001 - $50,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnopolin	PIMCO Emerging Markets Bond	$50,001 – $100,000
	PIMCO Emerging Markets Corporate Bond	None
	PIMCO Emerging Markets Full Spectrum	None
Arnott	PIMCO All Asset	Over $1,000,000
	PIMCO All Asset All Authority	Over $1,000,000
	PIMCO RAE PLUS EMG	Over $1,000,000
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	$500,001 - $1,000,000
Arora	PIMCO Investment Grade Credit Bond	None
Balls	PIMCO International Bond (Unhedged)	None
	PIMCO International Bond (U.S. Dollar-Hedged)	Over $1,000,000
	PIMCO Global Advantage® Strategy Bond	Over $1,000,000
	PIMCO Global Bond Opportunities (Unhedged)	None
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	None
Bar	PIMCO Emerging Markets Corporate Bond	None
Bentsi	PIMCO Emerging Markets Corporate Bond	None
Betton	PIMCO California Intermediate Municipal Bond	None
	PIMCO California Municipal Bond	None
	PMCO California Short Duration Municipal Income	None
	PIMCO High Yield Municipal Bond	None
	PIMCO Municipal Bond	None
	PIMCO National Intermediate Municipal Bond	None
	PIMCO New York Municipal Bond	$1 - $10,000
	PIMCO Short Duration Municipal Income	None
Bodereau	PIMCO Preferred and Capital Securities	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Brightman	PIMCO All Asset	None
	PIMCO All Asset All Authority	Over $1,000,000
	PIMCO RAE PLUS EMG	None
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	None
Brons	PIMCO Climate Bond	None
	PIMCO ESG Income	None
	PIMCO Low Duration ESG	None
	PIMCO Total Return ESG	None
Browne	PIMCO Global Core Asset Allocation Fund	$100,001 - $500,000
Chiaverini	PIMCO Short-Term	None
	PIMCO Short Asset Investment	None
Cudzil	PIMCO Extended Duration	None
	PIMCO GNMA and Government Securities	None
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term U.S. Government	None
	PIMCO Moderate Duration	None
	PIMCO Mortgage-Backed Securities	None
	PIMCO StocksPLUS® Long Duration	None
Davidson	PIMCO Emerging Markets Local Currency and Bond	None
	PIMCO Emerging Markets Short-Term Investments	None
Dhawan	PIMCO Emerging Markets Local Currency and Bond	None
	PIMCO Emerging Markets Bond Fund	$1 - $10,000
	PIMCO Emerging Markets Currency and Short-Term Investments	$1 - $10,000
	PIMCO Emerging Markets Full Spectrum Bond Fund	None
	PIMCO Global Advantage® Strategy Bond	None
Dorsten	PIMCO TRENDS Managed Futures Strategy	$10,001 - $50,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Fahmi	PIMCO Dynamic Bond	$1,000,000+
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS EMG	None
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO StocksPLUS® Absolute Return	$10, 001 - 50,000
	PIMCO StocksPLUS®	None
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	None
	PIMCO StocksPLUS® Short	Over $1,000,000
	PIMCO StocksPLUS® Small	None
Forgash	PIMCO Low Duration Credit	None
Grandinetti	PIMCO California Municipal Intermediate Value	None
	PIMCO California Municipal Opportunistic Value	$10,001 - $50,000
	PIMCO National Municipal Intermediate Value	None
	PIMCO National Municipal Opportunistic Value	None
Grenier	PIMCO California Municipal Intermediate Value	None
	PIMCO California Municipal Opportunistic Value	None
	PIMCO National Municipal Intermediate Value	None
	PIMCO National Municipal Opportunistic Value	None
Gupta	PIMCO International Bond (Unhedged)	None
	PIMCO International Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Advantage® Strategy Bond	None
	PIMCO Global Bond Opportunities (Unhedged)	None
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Hammer	PIMCO California Intermediate Municipal Bond	None
	PIMCO California Municipal Bond	None
	PIMCO California Short Duration Municipal Income	None
	PIMCO High Yield Municipal Bond	$100,001 - $500,000
	PIMCO Municipal Bond	$10,001 - $50,000
	PIMCO National Intermediate Municipal Bond	None
	PIMCO New York Municipal Bond	None
	PIMCO Short Duration Municipal Income	$100,001 - $500,000
He	PIMCO Inflation Response Multi-Asset	$10,001 - $50,000
	PIMCO Long-Term Real Return	$50,001 - $100,000
	PIMCO Real Return	$10,001 - $50,000
	PIMCO RealEstateRealReturn Strategy	$10,001 - $50,000
Hyman	PIMCO GNMA and Government Securities	$500,001 - $1,000,000
	PIMCO Mortgage-Backed Securities	None
	PIMCO Mortgage Opportunities and Bond	$100,001 - $500,000
Ivascyn	PIMCO Diversified Income	None
	PIMCO ESG Income	Over $1,000,000
	PIMCO Income	Over $1,000,000
	PIMCO Low Duration Income	None
	PIMCO Dynamic Bond	None
Jessop	PIMCO High Yield	Over $1,000,000
	PIMCO High Yield Spectrum	$100,001 - $500,000
Johnson	PIMCO CommoditiesPLUS® Strategy	$100, 001 - 500,000
	PIMCO CommodityRealReturn Strategy®	None
	PIMCO Inflation Response Multi-Asset Fund	$50,001 - $100,000
	PIMCO RealEstateRealReturn Strategy	$100,001 - $500,000
Kiesel	PIMCO Credit Opportunities Bond	$10,001 - 50,000
	PIMCO Investment Grade Credit Bond	Over $1,000,000
	PIMCO Long-Term Credit Bond	Over $1,000,000
	PIMCO Total Return	None
	PIMCO Total Return II	None
	PIMCO Total Return IV	None
	PIMCO Total Return ESG	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Levinson	PIMCO Low Duration Credit	None
Martinez	PIMCO Government Money Market	None
Mary	PIMCO Climate Bond	None
Mather	PIMCO Climate Bond	$100,001 - $500,000
	PIMCO Low Duration	$100,001 - $500,000
	PIMCO Low Duration II	None
	PIMCO Low Duration ESG	None
	PIMCO Moderate Duration	None
	PIMCO Total Return	Over $1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return IV	None
	PIMCO Total Return ESG	None
Mittal	PIMCO Emerging Markets Corporate Bond	None
	PIMCO Investment Grade Credit Bond	None
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term Credit Bond	$100,001 - $500,000
	PIMCO StocksPLUS® Long Duration	Over $1,000,000
	PIMCO Strategic Bond Fund	None
	PIMCO Total Return	$500,001 - $1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return IV	None
	PIMCO Total Return ESG	None
Murata	PIMCO Diversified Income	$100,001 - $500,000
	PIMCO ESG Income	None
	PIMCO Income	Over $1,000,000
	PIMCO Low Duration Income	None
	PIMCO Mortgage Opportunities and Bond	$1 - $10,000
Orenstein	PIMCO Emerging Markets Currency and Short-Term Investments	None
	PIMCO Emerging Markets Local Currency and Bond	None
Pagani	PIMCO International Bond (Unhedged)	None
	PIMCO International Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Bond Opportunities (Unhedged)	None
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Pier	PIMCO Diversified Income	None
	PIMCO High Yield	None
	PIMCO High Yield Spectrum	None
Pothalingam	PIMCO Climate Bond	None
Rennison	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO TRENDS Managed Futures Strategy	$10,001 - $50,000
Rodosky	PIMCO CommodityRealReturn Strategy Fund®	None
	PIMCO Extended Duration	None
	PIMCO Inflation Response Multi-Asset	$100,001 - $500,000
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term Real Return	None
	PIMCO Long-Term U.S. Government	None
	PIMCO Real Return	$100,001 - $500,000
	PIMCO RealEstateRealReturn Strategy	None
	PIMCO StocksPLUS® Long Duration	None
Romo	PIMCO Emerging Markets Bond	None
Schneider	PIMCO Government Money Market	None
	PIMCO Low Duration	$100,001 - $500,000
	PIMCO Low Duration II	None
	PIMCO Low Duration ESG	None
	PIMCO Short Asset Investment	$100,001 - $500,000
	PIMCO Short-Term	$500,001 - $1,000,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Seidner	PIMCO Dynamic Bond	Over $1,000,000
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS EMG	None
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO StocksPLUS® Absolute Return	None
	PIMCO StocksPLUS®	None
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	None
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® Short	None
	PIMCO StocksPLUS® Small	None
	PIMCO Strategic Bond	None
Sharef	PIMCO Global Core Asset Allocation	None
Sharenow	PIMCO CommoditiesPLUS® Strategy	$50,001 - $100,000
	PIMCO CommodityRealReturn Strategy®	$50,001 - $100,000
Stracke	PIMCO Credit Opportunities Bond	None
Sundstrom	PIMCO Global Core Asset Allocation	None
Tournier	PIMCO Diversified Income	None
	PIMCO Low Duration Income	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Tsu	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS EMG	None
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO StocksPLUS® Absolute Return	None
	PIMCO StocksPLUS®	None
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	$50,001 - $100,000
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® Short	None
	PIMCO StocksPLUS® Small	None
Wittkop	PIMCO Government Money Market	None
	PIMCO Short-Term	None
	PIMCO Short Asset Investment	None
Yang	PIMCO ESG Income	None
	PIMCO Mortgage Opportunities and Bond	$100,001 - $500,000
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE PLUS EMG	$1 - $10,000
	PIMCO RAE PLUS	None
	PIMCO RAE PLUS International	None
	PIMCO RAE PLUS Small	None
	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO StocksPLUS® Absolute Return	None
	PIMCO StocksPLUS®	$100,001 - $500,000
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	$10,001 - $50,000
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® Short	None
	PIMCO StocksPLUS® Small	None

Distribution Of Trust Shares
Distributor
PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. As noted in further detail below, under a separate marketing services agreement between PIMCO and the Distributor, PIMCO compensates the Distributor for providing various marketing services for the Funds. Furthermore, representatives of the Distributor (“Account Managers and Associates”) may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund investors.
As noted above, PIMCO pays the Distributor a fee for marketing and related services pursuant to a Marketing Services Agreement between PIMCO and the Distributor. These payments are made to the Distributor from PIMCO’s profits and are in addition to the revenue the Distributor earns under its Distribution Contract with the Trust. The fee is payable on a monthly basis at a current annual rate of 0.20 percent of gross fund sales in the month (“gross fund sales” includes the aggregate gross dollar value of sales of all share classes of the series of the Trust, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Equity Series (“PES”), PIMCO Equity Series VIT (“PESVIT”) and PIMCO ETF Trust during the applicable month, excluding, however (i) the sale of series of the Trust’s, PVIT’s, PES’s, PESVIT’s or PIMCO ETF Trust’s shares to another PIMCO-managed fund and (ii) sales of any shares of the Trust that are not registered under both the 1940 Act and the 1933 Act (including but not limited to shares of any series of the PIMCO Funds: Private Account Portfolio Series)). In addition, pursuant to the Marketing Services Agreement, PIMCO pays the Distributor a fee at the annual rate of 0.10 percent of the average daily net asset value of the shares of the Trust, PVIT, PES, PESVIT and PIMCO Flexible Credit Income Fund, an affiliated closed-end investment company, excluding assets in (i) any series of PIMCO Funds: Private Account Portfolio Series, (ii) any series of PES that is an exchange-traded fund, and (iii) any series of the Trust, PVIT, PES or PESVIT that operates as a fund of funds.
The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.
The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Account Managers’ and Associates’ Compensation
Compensation for the Account Managers and Associates discussed in this section has four main components: base pay, an annual bonus, commissions, and certain special bonuses.
Base Pay.   All Account Managers and Associates receive some amount of base pay — a predetermined and fixed annual salary paid in semi-monthly installments. From time to time, the Distributor reviews the minimum base salary to confirm it is consistent with a reasonable wage and that there is an appropriate ratio between base salary and the other three compensation components.
Annual Bonus.   Account Managers and Associates are eligible to receive an annual bonus. The annual bonus is determined through numerous factors, including a manager’s assessment that takes into consideration the Account

Manager’s or Associate’s job and sales performance, both in absolute terms and relative to other Account Managers and Associates, as applicable, as well as PIMCO’s and the Distributor’s performance. The Distributor may use various metrics to assess or compare the job performance of Account Managers and Associates. Such metrics generally are indicative of the Account Manager’s or Associate’s success in the areas of, among others, financial professional satisfaction and the Account Manager’s or Associate’s product knowledge, responsiveness, and effectiveness. Annual bonuses may form a significant part of an Account Manager’s or Associate’s overall compensation. Additional information regarding annual bonuses is included under “Potential Conflicts of Interest” below.
Commissions.   Account Managers and Associates are eligible to receive commissions for the sale of certain products, including mutual funds, closed-end funds (including interval funds), and retail separately managed accounts (i.e., wrap accounts). Account Managers and Associates do not receive higher commissions for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers and Associates receive the same commission for products eligible for commissions utilizing the same investment strategy (i.e., Total Return, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers and Associates employed by the Distributor are eligible to receive compensation, ascending by product type, with respect to sales of the following: Short Term Strategies, PVIT and PESVIT Funds sold through Allianz Life variable insurance products, Total Return Strategies, Select Strategies, and Select Focus Strategies (each as defined, from time to time, by the Distributor). Account Managers and Associates may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above. The Distributor reserves the right to determine the amount of commissions payable to Account Managers and Associates in its sole discretion.
Other Compensation.   From time to time Account Managers and Associates may receive special bonuses or other rewards in connection with the Distributor’s incentive programs that reward certain performance-related items such as increased awareness of a particular class of products, certain job performance metrics, certain territory coverage related circumstances, or excellent sales performance. Additionally, the Distributor may provide discretionary compensation for certain product sales, such as exchange-traded funds, not otherwise included in the Account Managers’ and Associates’ compensation plan.
Potential Conflicts of Interest
As described above, Account Managers and Associates are eligible to receive compensation, in addition to their base pay, which could represent a significant portion of an Account Manager’s and Associate’s compensation. A factor that is evaluated in determining such compensation is the Account Manager’s or Associate’s success in marketing and selling products distributed by the Distributor. Account Managers and Associates may have a financial incentive to offer certain types of products to you, and the offering of such products may be considered, among other factors, in the assessment of an Account Manager’s or Associate’s performance.
As described above, Account Managers and Associates who offer certain products may receive compensation as a direct or indirect result of your selection of those products, which could represent a significant portion of an Account Manager’s or Associate’s compensation, and in certain circumstances an Account Manager’s or Associate’s compensation could be reduced if you subsequently redeem such products. This compensation may be more than what the Account Manager or Associate would receive if you had selected other products. Therefore, Account Managers and Associates may have a financial incentive to offer certain products. For example, Select Focus Strategies offers a higher commission rate than Select Strategies, which offers a higher commission rate than Total Return Strategies, and so on, as noted above. Under policies applicable to all Account Managers and Associates, no Account Manager or Associate is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to the Account Manager or Associate, the Distributor or PIMCO. Please review all product materials and disclosures before selecting an investment product.
Multi-Class Plan
The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
Each class may, at the Board of Trustees’ discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of the Trust’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a different sales charge structure, and different exchange and conversion features.
The Trust may offer up to nine classes of shares: Class A, Class C, Class C-2, Class M, I-2, I-3, Class R, Institutional Class and Administrative Class.
Class , Class C and Class C-2 shares of the Trust are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor, but may be available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts.
Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively, “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares also are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by Class R Eligible Plans and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.
I-2 shares are offered primarily through by broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares also may be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. I-2 shares are generally held in an account at a financial firm and generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.
I-3 shares are offered primarily through broker-dealers and other financial firms which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms or for which a fee may be charged. I-3 shares are generally held in an account at a financial firm in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Institutional Class shares are offered for direct investment by investors such as specified benefit plans, endowments, foundations, corporations and high net worth individuals that can meet the minimum investment amount. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Funds. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.
Class M shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations, high net worth individuals that can meet the minimum investment amount and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services.
Administrative Class shares are generally offered through broker-dealers and other financial firms for investment by specified benefit plans. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.
Initial Sales Charge and Contingent Deferred Sales Charge
As described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” Class A shares of the Funds are sold pursuant to an initial sales charge (except for the PIMCO Government Money Market and PIMCO Short Asset Investment Funds), which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Distributor received an aggregate of $20,412,915, $26,436,414.42, and $23,244,016.08, respectively, and retained $2,845,085, $3,679,650 and $3,222,182, respectively, in initial sales charges paid by Class A shareholders of the Trust.
Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor. The Trust believes that this arrangement encourages those persons to invest in the Funds, which further aligns the interest of the Funds and those persons. See “Sales at Net Asset Value” below for more information.
As further described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class C and Class C-2 shares. No contingent deferred sales charge is imposed upon redemptions of Class M, I-2, I-3, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund and class-by-class basis, shareholders should consider whether to exchange shares of one fund for shares of another fund or exchange one share class for another share class in the same fund (an “intra-fund exchange”) prior to redeeming an investment if such an exchange or intra-fund exchange would reduce the contingent deferred sales charge applicable to such redemptions.
During the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class C and Class C-2 shares of the Funds.
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Class A	$ 1,289,483	$ 2,503,363	$ 1,206,567
Class C	1,383,802	2,260,951	1,922,429
Class C-2	375	-	-
In certain cases described in the Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of: (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived; (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors. See “Waiver of Contingent Deferred Sales Charges” below for more information.

Distribution and Servicing Plans for Class A, Class C, Class C-2 and Class R Shares
Class A, Class C, Class C-2 and Class R shares are continuously offered. Pursuant to separate Distribution and Servicing Plans for Class A, Class C, Class C-2 and Class R shares (the “Retail Plans”), the Distributor receives distribution fees from the Funds, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders of the Funds and the maintenance of shareholder accounts, the Distributor receives servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class C, Class C-2 and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectuses, the Distributor pays: (i) all or a portion of the distribution fees it receives from the Funds to broker-dealers, and (ii) all or a portion of the servicing fees it receives from the Funds to broker-dealers, certain banks and other financial firms. In some cases, such payments from the Distributor begin in the thirteenth month after the purchase of Class A or Class C shares.
The Distributor pays distribution and servicing fees to broker-dealers and servicing fees to certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors in connection with the sale of Class C, Class C-2 and Class R shares, and servicing fees to broker-dealers, certain banks and other financial firms related to servicing Class A shares. In the case of Class A shares, broker-dealers receive a portion of the front-end sales charge set forth in the tables below under the caption “Initial Sales Charge Alternative—Class A Shares” except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay broker-dealers an advance/upfront commission in connection with sales of Class A shares without a sales charge). In the case of Class C and Class C-2 shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class C, Class C-2 and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of preparing, printing and distributing advertising, sales literature and Prospectuses to persons other than current shareholders.
The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.
The distribution fee, applicable to Class C, Class C-2 and Class R shares, may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C, Class C-2 or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, registered representatives or other employees of the Distributor or of broker-dealers who engage in sales of Class C, Class C-2 or Class R shares. The servicing fee, applicable to Class A, Class C, Class C-2 and Class R shares, may be spent by the Distributor on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial professionals or other employees of broker-dealers, certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors who provide services to plan participants, who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Funds to shareholders, who render advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who provide and maintain elective shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for shareholders, who act as sole shareholder of record and nominee for shareholders, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations. Distribution and servicing fees also may be spent on interest payments relating to unreimbursed distribution or servicing expenses from prior years.
Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class C, Class C-2 or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the distribution or servicing of a single class. The Distributor may make payments to broker-dealers (and with respect to servicing fees only, to certain banks and other financial firms) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:
Fund	Servicing Fee(1)	Distribution Fee(1)
Class A
PIMCO Government Money Market Fund(3)	0.10%	None
All other Funds	0.25%	None
Class C2(2)
PIMCO Government Money Market Fund(3)	0.10%	None
PIMCO Low Duration, PIMCO Low Duration Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds	0.25%	0.30%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO Real Return and PIMCO StocksPLUS® Funds	0.25%	0.50%
All other Funds	0.25%	0.75%
Class C-2
All Funds	0.25%	0.50%
Class R
All Funds	0.25%	0.25%
(1)
Applies, in part, to Class A and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
(2)
Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.
(3)
With respect to the PIMCO Government Money Market Fund, the Trust has suspended payment of distribution and/or servicing fees at this time. The payment of distribution and/or servicing fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker-dealer, bank, trust company, insurance company or benefit plan administrator or other service provider (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

For the following Funds, the Distributor pays to the dealer an annual 1.00% Rule 12b-1 trail fee for sales of Class C shares:
PIMCO Climate Bond Fund, PIMCO CommoditiesPLUS Strategy
Fund, PIMCO Commodity RealReturnStrategy Fund, PIMCO
Credit Opportunities Bond Fund, PIMCO Low Duration Credit
Fund, PIMCO Preferred and Capital Securities Fund, PIMCO
RealEstateRealReturn Strategy Fund, PIMCO Total Return ESG
Fund, PIMCO TRENDS Managed Futures Strategy Fund and
PIMCO RAE Worldwide Long/Short PLUS Fund

For the following Funds, the Distributor pays to the dealer an annual 0.90% Rule 12b-1 trail fee for sales of Class C shares:
PIMCO All Asset All Authority Fund, PIMCO All Asset Fund,
PIMCO California Intermediate Municipal Bond Fund, PIMCO
California Municipal Bond Fund, PIMCO Diversified Income
Fund, PIMCO Dynamic Bond Fund, PIMCO Emerging Markets
Bond Fund, PIMCO Emerging Markets Local Currency and Bond
Fund, PIMCO Global Bond Opportunities Fund
(U.S. Dollar-Hedged), PIMCO Global Core Asset Allocation
Fund, PIMCO GNMA and Government Securities Fund, PIMCO
High Yield Fund, PIMCO High Yield Municipal Bond Fund,
PIMCO High Yield Spectrum Fund, PIMCO Income Fund,
PIMCO International Bond Fund (U.S. Dollar-Hedged), PIMCO
International Bond Fund (Unhedged), PIMCO Investment Grade
Credit Bond Fund, PIMCO Long Duration Total Return Fund,
PIMCO Long- Term US Government Fund, PIMCO Mortgage
Opportunities and Bond Fund, PIMCO Mortgage-Backed
Securities Fund, PIMCO New York Municipal Bond Fund,
PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund,
PIMCO RAE PLUS Small Fund, PIMCO StocksPLUS® Absolute
Return Fund, PIMCO StocksPLUS® International Fund
(U.S. Dollar-Hedged), PIMCO StocksPLUS® International Fund
(Unhedged), PIMCO StocksPLUS® Short Fund, PIMCO
StocksPLUS® Small Fund, PIMCO Strategic Bond Fund and
PIMCO Total Return Fund

For the following Funds, the Distributor pays to the dealer an annual 0.70% Rule 12b-1 trail fee for sales of Class C shares:	PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Return Fund and PIMCO StocksPLUS® Fund
For the following Funds, the Distributor pays to
the dealer an annual 0.50% Rule 12b-1 trail fee
for sales of Class C shares and an annual 0.70%
Rule 12b-1 trail fee for sales of Class C-2
shares, as applicable:
PIMCO Low Duration Fund, PIMCO Low Duration Income Fund, PIMCO Short Duration Municipal Income Fund and PIMCO Short-Term Fund
For the following Fund, the Distributor does not pay to the dealer an annual Rule 12b-1 trail fee for sales of Class C shares:	PIMCO Government Money Market Fund
If in any year the Distributor’s expenses incurred in connection with the distribution of Class C, Class C-2 and Class R shares and, for Class A, Class C, Class C-2 and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.
Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.
The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Disinterested Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.
The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
The Retail Plans, as well as the Administrative Class Plan discussed below, are designed to promote sales of shares and to reduce the amount of redemptions that might otherwise occur if those plans were not in effect, and to compensate financial firms for their servicing and maintenance of shareholder accounts. Although Fund expenses are primarily based on a percentage of net assets, increasing net assets through sales of shares and limiting reductions in nets assets by reducing redemptions may help lower a Fund’s expense ratio by spreading its fixed costs over a larger base and may reduce the potential adverse effects of selling a Fund’s portfolio securities to meet redemptions. In addition, PIMCO and the Distributor may profit by reason of the operation of the plans through increases in Fund assets which may allow them to recruit and retain talent required to maintain a high level of performance and service to the Funds and their shareholders. It is impossible to know for certain if the level of sales and redemptions of Fund shares would differ in the absence of these plans, or whether other benefits will be realized as a result of these plans.
Payments Pursuant to Class A Plan
For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Trust paid the Distributor an aggregate of $107,389,849, $110,954,246 and $120,000,187, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 953,155	$ 1,199,249	$ 1,523,915
PIMCO All Asset Fund	2,018,585	2,262,106	2,494,777
PIMCO California Intermediate Municipal Bond Fund	184,181	161,844	123,298
PIMCO California Municipal Bond Fund	93,718	80,456	38,799
PIMCO California Short Duration Municipal Income Fund	89,447	72,098	71,207
PIMCO Climate Bond Fund	803	14	—
PIMCO CommoditiesPLUS® Strategy Fund	184,759	219,474	310,562
PIMCO CommodityRealReturn Strategy Fund®	553,744	740,040	1,028,882
PIMCO Credit Opportunities Bond Fund	54,553	54,398	71,081
PIMCO Diversified Income Fund	859,493	867,121	574,836
PIMCO Dynamic Bond Fund	586,967	597,021	646,151
PIMCO Emerging Markets Bond Fund	521,289	577,367	593,414
PIMCO Emerging Markets Currency and Short-Term Investments Fund	25,740	35,766	50,533
PIMCO Emerging Markets Local Currency and Bond Fund	85,496	109,803	189,173
PIMCO ESG Income Fund	19	—	—
PIMCO Global Advantage® Strategy Bond Fund	32,547	24,485	21,068
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	113,017	137,383	167,871
PIMCO Global Bond Opportunities Fund (Unhedged)	20,142	30,180	33,328
PIMCO Global Core Asset Allocation Fund	268,404	250,412	255,715
PIMCO GNMA and Government Securities Fund	806,066	538,367	502,251
PIMCO High Yield Fund	1,619,325	1,738,466	1,838,618

Fund	2021	2020	2019
PIMCO High Yield Municipal Bond Fund	2,005,941	1,823,737	1,254,092
PIMCO High Yield Spectrum Fund	137,293	157,279	172,207
PIMCO Income Fund	42,007,416	46,873,278	54,578,791
PIMCO Inflation Response Multi-Asset Fund	17,951	15,670	19,718
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,705,493	3,110,834	3,236,369
PIMCO International Bond Fund (Unhedged)	493,639	528,032	587,303
PIMCO Investment Grade Credit Bond Fund	3,934,124	3,516,365	3,699,219
PIMCO Long Duration Total Return Fund	146,909	70,620	40,147
PIMCO Long-Term U.S. Government Fund	297,267	276,498	240,913
PIMCO Low Duration Credit Fund	124,809	186,357	244,173
PIMCO Low Duration Fund	2,518,546	2,469,244	2,789,661
PIMCO Low Duration Income Fund	3,699,392	3,088,641	1,914,455
PIMCO Mortgage Opportunities and Bond Fund	414,716	439,279	549,056
PIMCO Mortgage-Backed Securities Fund	94,187	88,336	109,823
PIMCO Municipal Bond Fund	1,831,427	1,092,804	761,921
PIMCO National Intermediate Municipal Bond Fund	107,160	89,242	69,664
PIMCO New York Municipal Bond Fund	976,736	825,698	400,093
PIMCO Preferred and Capital Securities Fund	721,868	576,378	195,060
PIMCO RAE Fundamental Advantage PLUS Fund	12,005	18,416	27,334
PIMCO RAE PLUS EMG Fund	25,617	39,084	51,226
PIMCO RAE PLUS Fund	1,051,083	1,446,852	1,688,043
PIMCO RAE PLUS International Fund	16,812	18,279	21,186
PIMCO RAE PLUS Small Fund	25,237	39,307	38,012
PIMCO RAE Worldwide Long/Short PLUS Fund	71,562	38,826	—
PIMCO Real Return Fund	4,636,393	4,781,663	5,192,198
PIMCO RealEstateRealReturn Strategy Fund	313,587	423,074	475,631
PIMCO Short Asset Investment Fund	1,306,533	1,317,649	1,163,321
PIMCO Short Duration Municipal Income Fund	484,979	252,294	212,232
PIMCO Short-Term Fund	3,765,599	3,685,663	4,360,543
PIMCO StocksPLUS® Absolute Return Fund	1,286,803	1,206,409	1,292,822
PIMCO StocksPLUS® Fund	809,041	711,982	691,940
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	839,762	1,010,853	1,260,988
PIMCO StocksPLUS® International Fund (Unhedged)	102,974	99,617	119,957
PIMCO StocksPLUS® Short Fund	95,843	115,646	114,268
PIMCO StocksPLUS® Small Fund	917,213	1,148,045	1,361,830
PIMCO Strategic Bond Fund	65,776	80,940	91,045
PIMCO Total Return ESG Fund	8,247	26	—
PIMCO Total Return Fund	20,116,969	19,447,908	20,255,161
PIMCO Total Return Fund IV	43,322	32,862	26,241
PIMCO TRENDS Managed Futures Strategy Fund	88,168	108,300	122,473
During the fiscal year ended March 31, 2021, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $92,670,141; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $18,245,262.
These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO All Asset All Authority Fund	$ 785,686	$ 167,469	$ 953,155
PIMCO All Asset Fund	1,663,920	354,665	2,018,585
PIMCO California Intermediate Municipal Bond Fund	151,820	32,361	184,181
PIMCO California Municipal Bond Fund	77,252	16,466	93,718
PIMCO California Short Duration Municipal Income Fund	73,731	15,716	89,447
PIMCO Climate Bond Fund	662	141	803
PIMCO CommoditiesPLUS® Strategy Fund	152,297	32,462	184,759
PIMCO CommodityRealReturn Strategy Fund®	456,451	97,293	553,744
PIMCO Credit Opportunities Bond Fund	44,968	9,585	54,553
PIMCO Diversified Income Fund	708,480	151,013	859,493
PIMCO Dynamic Bond Fund	483,837	103,130	586,967
PIMCO Emerging Markets Bond Fund	429,699	91,590	521,289
PIMCO Emerging Markets Currency and Short-Term Investments Fund	21,217	4,523	25,740
PIMCO Emerging Markets Local Currency and Bond Fund	70,474	15,022	85,496
PIMCO ESG Income Fund	16	3	19
PIMCO Global Advantage® Strategy Bond Fund	26,828	5,719	32,547
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	93,160	19,857	113,017
PIMCO Global Bond Opportunities Fund (Unhedged)	16,603	3,539	20,142
PIMCO Global Core Asset Allocation Fund	221,245	47,159	268,404
PIMCO GNMA and Government Securities Fund	664,440	141,626	806,066
PIMCO High Yield Fund	1,334,810	284,515	1,619,325
PIMCO High Yield Municipal Bond Fund	1,653,497	352,444	2,005,941
PIMCO High Yield Spectrum Fund	113,171	24,122	137,293
PIMCO Income Fund	34,626,713	7,380,703	42,007,416
PIMCO Inflation Response Multi-Asset Fund	14,797	3,154	17,951
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,230,138	475,355	2,705,493
PIMCO International Bond Fund (Unhedged)	406,907	86,732	493,639
PIMCO Investment Grade Credit Bond Fund	3,242,898	691,226	3,934,124
PIMCO Long Duration Total Return Fund	121,097	25,812	146,909
PIMCO Long-Term U.S. Government Fund	245,037	52,230	297,267
PIMCO Low Duration Credit Fund	102,880	21,929	124,809
PIMCO Low Duration Fund	2,076,037	442,509	2,518,546
PIMCO Low Duration Income Fund	3,049,409	649,983	3,699,392
PIMCO Mortgage Opportunities and Bond Fund	341,850	72,866	414,716
PIMCO Mortgage-Backed Securities Fund	77,638	16,549	94,187
PIMCO Municipal Bond Fund	1,509,645	321,782	1,831,427
PIMCO National Intermediate Municipal Bond Fund	88,332	18,828	107,160
PIMCO New York Municipal Bond Fund	805,123	171,613	976,736
PIMCO Preferred and Capital Securities Fund	595,036	126,832	721,868
PIMCO RAE Fundamental Advantage PLUS Fund	9,896	2,109	12,005
PIMCO RAE PLUS EMG Fund	21,116	4,501	25,617
PIMCO RAE PLUS Fund	866,408	184,675	1,051,083
PIMCO RAE PLUS International Fund	13,858	2,954	16,812
PIMCO RAE PLUS Small Fund	20,803	4,434	25,237
PIMCO RAE Worldwide Long/Short PLUS Fund	58,989	12,573	71,562
PIMCO Real Return Fund	3,821,779	814,614	4,636,393
PIMCO RealEstateRealReturn Strategy Fund	258,490	55,097	313,587
PIMCO Short Asset Investment Fund	1,076,975	229,558	1,306,533
PIMCO Short Duration Municipal Income Fund	399,768	85,211	484,979

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO Short-Term Fund	3,103,983	661,616	3,765,599
PIMCO StocksPLUS® Absolute Return Fund	1,060,712	226,091	1,286,803
PIMCO StocksPLUS® Fund	666,892	142,149	809,041
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	692,216	147,546	839,762
PIMCO StocksPLUS® International Fund (Unhedged)	84,881	18,093	102,974
PIMCO StocksPLUS® Short Fund	79,003	16,840	95,843
PIMCO StocksPLUS® Small Fund	756,059	161,154	917,213
PIMCO Strategic Bond Fund	54,219	11,557	65,776
PIMCO Total Return ESG Fund	6,798	1,449	8,247
PIMCO Total Return Fund	16,582,418	3,534,551	20,116,969
PIMCO Total Return Fund IV	35,710	7,612	43,322
PIMCO TRENDS Managed Futures Strategy Fund	72,677	15,491	88,168
Payments Pursuant to Class C Plan
For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Trust paid the Distributor an aggregate of $107,688,810, $128,151,828 and $140,053,936, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:
Fund	2021	2020	2019
PIMCO All Asset All Authority Fund	$ 1,490,977	$ 2,909,919	$ 4,576,444
PIMCO All Asset Fund	1,475,839	2,579,848	3,777,515
PIMCO California Intermediate Municipal Bond Fund	72,830	80,342	89,075
PIMCO California Municipal Bond Fund	24,238	23,093	19,821
PIMCO Climate Bond Fund	570	60	—
PIMCO CommoditiesPLUS® Strategy Fund	51,267	89,618	145,592
PIMCO CommodityRealReturn Strategy Fund®	185,337	278,507	466,659
PIMCO Credit Opportunities Bond Fund	51,041	56,443	66,268
PIMCO Diversified Income Fund	816,003	771,989	744,442
PIMCO Dynamic Bond Fund	555,770	1,109,207	1,705,813
PIMCO Emerging Markets Bond Fund	185,255	275,276	350,080
PIMCO Emerging Markets Currency and Short-Term Investments Fund	—	—	15,297
PIMCO Emerging Markets Local Currency and Bond Fund	59,423	109,336	142,907
PIMCO ESG Income Fund	109	—	—
PIMCO Global Advantage® Strategy Bond Fund	—	—	20,151
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	73,879	92,777	124,453
PIMCO Global Core Asset Allocation Fund	260,966	481,499	738,157
PIMCO GNMA and Government Securities Fund	516,455	353,739	448,831
PIMCO High Yield Fund	564,607	890,071	1,226,585
PIMCO High Yield Municipal Bond Fund	803,841	937,517	833,942
PIMCO High Yield Spectrum Fund	70,684	80,519	92,029
PIMCO Income Fund	78,113,656	86,546,032	85,222,080
PIMCO International Bond Fund (U.S. Dollar-Hedged)	688,035	749,101	738,684
PIMCO International Bond Fund (Unhedged)	45,151	62,508	85,985
PIMCO Investment Grade Credit Bond Fund	3,528,349	3,961,511	4,613,696
PIMCO Long Duration Total Return Fund	28,393	8,579	1,263
PIMCO Long-Term U.S. Government Fund	220,380	173,551	132,670
PIMCO Low Duration Credit Fund	170,896	378,629	520,197
PIMCO Low Duration Fund	618,517	946,453	1,318,876
PIMCO Low Duration Income Fund	1,137,805	1,112,015	830,203
PIMCO Mortgage Opportunities and Bond Fund	338,488	348,059	317,707

Fund	2021	2020	2019
PIMCO Mortgage-Backed Securities Fund	132,331	93,363	47,515
PIMCO Municipal Bond Fund	435,891	483,805	576,593
PIMCO National Intermediate Municipal Bond Fund	17,735	19,293	25,020
PIMCO New York Municipal Bond Fund	242,617	247,708	170,063
PIMCO Preferred and Capital Securities Fund	169,049	36,349	—
PIMCO RAE Fundamental Advantage PLUS Fund	—	—	24,952
PIMCO RAE PLUS EMG Fund	13,695	25,066	36,863
PIMCO RAE PLUS Fund	1,539,942	2,503,963	3,054,883
PIMCO RAE PLUS Small Fund	21,584	31,509	32,209
PIMCO RAE Worldwide Long/Short PLUS Fund	188,321	105,648	—
PIMCO Real Return Fund	817,395	1,404,985	2,269,903
PIMCO RealEstateRealReturn Strategy Fund	227,767	356,727	402,999
PIMCO Short Duration Municipal Income Fund	31,964	36,566	41,415
PIMCO Short-Term Fund	667,993	796,145	881,324
PIMCO StocksPLUS® Absolute Return Fund	1,549,995	1,754,357	1,864,231
PIMCO StocksPLUS® Fund	711,326	761,290	817,189
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	836,368	1,182,128	1,430,116
PIMCO StocksPLUS® International Fund (Unhedged)	45,961	71,987	111,107
PIMCO StocksPLUS® Short Fund	77,831	70,300	74,473
PIMCO StocksPLUS® Small Fund	825,397	1,062,368	1,267,687
PIMCO Strategic Bond Fund	48,352	66,763	60,412
PIMCO Total Return ESG Fund	2,388	16	—
PIMCO Total Return Fund	6,936,147	11,635,294	17,445,708
PIMCO Total Return Fund IV	—	—	8,125
During the fiscal year ended March 31, 2021, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $88,767,886; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $18,920,924.
These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:
Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO All Asset All Authority Fund	$ 1,229,012	$ 261,965	$ 1,490,977
PIMCO All Asset Fund	1,216,534	259,305	1,475,839
PIMCO California Intermediate Municipal Bond Fund	60,034	12,796	72,830
PIMCO California Municipal Bond Fund	19,979	4,259	24,238
PIMCO Climate Bond Fund	470	100	570
PIMCO CommoditiesPLUS® Strategy Fund	42,259	9,008	51,267
PIMCO CommodityRealReturn Strategy Fund®	152,773	32,564	185,337
PIMCO Credit Opportunities Bond Fund	42,073	8,968	51,041
PIMCO Diversified Income Fund	672,631	143,372	816,003
PIMCO Dynamic Bond Fund	458,121	97,649	555,770
PIMCO Emerging Markets Bond Fund	152,706	32,549	185,255
PIMCO Emerging Markets Local Currency and Bond Fund	48,982	10,441	59,423
PIMCO ESG Income Fund	90	19	109
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	60,898	12,981	73,879
PIMCO Global Core Asset Allocation Fund	215,114	45,852	260,966
PIMCO GNMA and Government Securities Fund	425,714	90,741	516,455

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO High Yield Fund	465,406	99,201	564,607
PIMCO High Yield Municipal Bond Fund	662,606	141,235	803,841
PIMCO High Yield Spectrum Fund	58,265	12,419	70,684
PIMCO Income Fund	64,389,087	13,724,569	78,113,656
PIMCO International Bond Fund (U.S. Dollar-Hedged)	567,147	120,888	688,035
PIMCO International Bond Fund (Unhedged)	37,218	7,933	45,151
PIMCO Investment Grade Credit Bond Fund	2,908,418	619,931	3,528,349
PIMCO Long Duration Total Return Fund	23,404	4,989	28,393
PIMCO Long-Term U.S. Government Fund	181,659	38,721	220,380
PIMCO Low Duration Credit Fund	140,870	30,026	170,896
PIMCO Low Duration Fund	509,844	108,673	618,517
PIMCO Low Duration Income Fund	937,893	199,912	1,137,805
PIMCO Mortgage Opportunities and Bond Fund	279,016	59,472	338,488
PIMCO Mortgage-Backed Securities Fund	109,080	23,251	132,331
PIMCO Municipal Bond Fund	359,305	76,586	435,891
PIMCO National Intermediate Municipal Bond Fund	14,619	3,116	17,735
PIMCO New York Municipal Bond Fund	199,989	42,628	242,617
PIMCO Preferred and Capital Securities Fund	139,347	29,702	169,049
PIMCO RAE PLUS EMG Fund	11,289	2,406	13,695
PIMCO RAE PLUS Fund	1,269,374	270,568	1,539,942
PIMCO RAE PLUS Small Fund	17,792	3,792	21,584
PIMCO RAE Worldwide Long/Short PLUS Fund	155,233	33,088	188,321
PIMCO Real Return Fund	673,779	143,616	817,395
PIMCO RealEstateRealReturn Strategy Fund	187,748	40,019	227,767
PIMCO Short Duration Municipal Income Fund	26,348	5,616	31,964
PIMCO Short-Term Fund	550,627	117,366	667,993
PIMCO StocksPLUS® Absolute Return Fund	1,277,661	272,334	1,549,995
PIMCO StocksPLUS® Fund	586,346	124,980	711,326
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	689,418	146,950	836,368
PIMCO StocksPLUS® International Fund (Unhedged)	37,886	8,075	45,961
PIMCO StocksPLUS® Short Fund	64,156	13,675	77,831
PIMCO StocksPLUS® Small Fund	680,375	145,022	825,397
PIMCO Strategic Bond Fund	39,857	8,495	48,352
PIMCO Total Return ESG Fund	1,968	420	2,388
PIMCO Total Return Fund	5,717,466	1,218,681	6,936,147
Payments Pursuant to Class C-2 Plan
For the fiscal years ended March 31, 2021, 2020 and 2019, the Trust paid the Distributor an aggregate of $4,057 pursuant to the Distribution and Servicing Plan for Class C-2 shares, of which the indicated amounts were attributable to the following operational Funds:
Fund	2021	2020	2019
PIMCO Low Duration Fund	$ 611	—	—
PIMCO Low Duration Income Fund	3,370	—	—
PIMCO Short Duration Municipal Income Fund	76	—	—
During the fiscal year ended March 31, 2021, the amounts collected pursuant to the Distribution and Servicing Plan for Class C-2 shares were used as follows: sales commissions and other compensation to sales personnel, $3,344; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $713.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund.
Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO Low Duration Fund	$ 504	$ 107	$ 611
PIMCO Low Duration Income Fund	2,778	592	3,370
PIMCO Short Duration Municipal Income Fund	63	13	76
Payments Pursuant to Class R Plan
For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Trust paid the Distributor an aggregate of $9,705,562, $9,806,277 and $9,792,268, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:
Fund	2021	2020	2019
PIMCO All Asset Fund	$ 223,076	$ 255,134	$ 289,482
PIMCO CommodityRealReturn Strategy Fund®	117,860	139,648	179,470
PIMCO Dynamic Bond Fund	25,766	31,666	32,510
PIMCO Global Core Asset Allocation Fund	—	—	13,652
PIMCO High Yield Fund	172,896	156,522	153,576
PIMCO Income Fund	2,666,306	2,699,566	2,307,790
PIMCO International Bond Fund (U.S. Dollar-Hedged)	345,704	337,608	299,416
PIMCO Low Duration Fund	527,142	502,976	359,876
PIMCO RAE Worldwide Long/Short PLUS Fund	—	25	—
PIMCO Real Return Fund	1,207,882	1,189,380	1,291,856
PIMCO Short-Term Fund	545,034	601,820	628,558
PIMCO StocksPLUS® Fund	216,822	166,024	112,648
PIMCO Total Return Fund	3,657,074	3,725,908	4,123,434
During the fiscal year ended March 31, 2021, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $800,925; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,705,267.
These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:
Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO All Asset Fund	$ 183,882	$ 39,194	$ 223,076
PIMCO CommodityRealReturn Strategy Fund®	97,152	20,708	117,860
PIMCO Dynamic Bond Fund	21,239	4,527	25,766
PIMCO High Yield Fund	142,518	30,378	172,896
PIMCO Income Fund	2,197,836	468,470	2,666,306
PIMCO International Bond Fund (U.S. Dollar-Hedged)	284,964	60,740	345,704
PIMCO Low Duration Fund	434,523	92,619	527,142
PIMCO Real Return Fund	995,657	212,225	1,207,882
PIMCO Short-Term Fund	449,272	95,762	545,034
PIMCO StocksPLUS® Fund	178,726	38,096	216,822
PIMCO Total Return Fund	3,014,526	642,548	3,657,074

Distribution and Servicing Plan for Administrative Class Shares
The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Administrative Class shares and/or certain shareholder services to a financial firm’s customers or participants in benefits plans that invest in Administrative Class shares of the Funds. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Administrative Class Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Administrative Class shares):
Administrative Class	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
All other Funds	0.25%
The fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure services including, among other things, providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and the Statement of Additional Information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, the fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure administrative services for Administrative Class shareholders of the Funds including, among other things, receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.
In accordance with Rule 12b-1 under the 1940 Act, the Administrative Class Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Class Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Class Plan or any agreements related to it (the “Administrative Class Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Class Plan and any related amendments. The Administrative Class Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Class Plan Trustees. The Administrative Class Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Class Plan Trustees. The Administrative Class Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Class Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Fund. Pursuant to the Administrative Class Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Class Plan and the purpose for which such expenditures were made.
FINRA rules limit the amount of distribution fees that may be paid by mutual funds as a percentage of average annual net assets. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. While the fees paid pursuant to the Administrative Class Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of average annual net assets. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.
Payments Pursuant to the Administrative Class Plans
For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the Trust paid qualified service providers an aggregate amount of $10,924,180, $14,272,119 and $16,424,021, respectively, pursuant to the

Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:
Fund	2021	2020	2019
PIMCO All Asset Fund	$ 238,534	$ 276,624	$ 338,572
PIMCO CommoditiesPLUS® Strategy Fund	6,711	15,586	17,938
PIMCO CommodityRealReturn Strategy Fund®	170,669	110,559	153,083
PIMCO Diversified Income Fund	298,741	427,402	118,225
PIMCO Emerging Markets Bond Fund	—	—	5,313
PIMCO Emerging Markets Local Currency and Bond Fund	—	—	5,248
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	31,139	16,301	13,654
PIMCO Global Bond Opportunities Fund (Unhedged)	158,220	188,988	223,397
PIMCO High Yield Fund	893,389	1,048,375	1,188,985
PIMCO Income Fund	1,089,160	1,145,028	1,013,148
PIMCO International Bond Fund (U.S. Dollar-Hedged)	339,400	293,339	269,531
PIMCO International Bond Fund (Unhedged)	81,028	107,116	152,448
PIMCO Investment Grade Credit Bond Fund	318,708	313,736	348,122
PIMCO Long-Term U.S. Government Fund	25,162	30,927	36,893
PIMCO Low Duration ESG Fund	—	—	2,818
PIMCO Low Duration Fund	111,414	175,872	202,670
PIMCO Low Duration Fund II	25,309	24,466	22,973
PIMCO Mortgage-Backed Securities Fund	—	—	3,376
PIMCO RAE PLUS Fund	8,350	12,635	80,444
PIMCO RAE Worldwide Long/Short PLUS Fund	—	6	—
PIMCO Real Return Fund	1,255,434	795,379	1,056,133
PIMCO Short Asset Investment Fund	74,440	152,588	202,823
PIMCO Short-Term Fund	1,327,902	4,250,326	4,751,218
PIMCO StocksPLUS® Fund	27,845	24,903	23,059
PIMCO StocksPLUS® Small Fund	28,484	27,625	19,760
PIMCO Total Return ESG Fund	56,034	94,813	107,186
PIMCO Total Return Fund	4,336,045	4,709,861	6,039,927
PIMCO Total Return Fund II	22,062	29,664	27,077
The remaining Funds did not make payments under the Administrative Class Plans.
Additional Payments to Financial Firms
Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) makes payments and provides other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes whose distributor or investment adviser is not making such payments, granting PIMCO access to the financial firms’ financial professionals (including through the firms’ intranet websites or other proprietary communications systems and channels) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A, Class C and Class C-2 shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of: (a) 0.10% of gross sales of Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”); or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula as of the effective date of the agreement. With respect to Class M shares, the level of payments made to a financial firm in any future year will vary.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C, Class C-2 and I-2 shares of the Funds and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C, Class C-2 and I-2 shares of the Funds and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A, Class C and Class C-2 shares of the Funds and PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A, Class C and Class C-2 shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular Funds or funds of PIMCO Equity Series as compared to other Funds or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C, Class C-2 and I-2 shares of the Funds and PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients have invested in the Funds, the advisory fee, the total expense ratio (not including interest expense), or sales of any share class, of the Funds in such PIMCO-developed models. Some financial firms also provide related data regarding transactions in specific model portfolios, Funds and investment strategies to PIMCO in exchange for a fee. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges. In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology, to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which, in some instances, is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education. In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Such payments typically relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds. In certain instances, platform support payments are made for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, handling toll-free telephone inquiries, processing shareholder communications, and providing information to shareholders on their investments. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. Although platform support payments are not primarily intended to compensate financial firms for distribution of Fund shares or to encourage the sale of Fund shares, these payments may provide an additional incentive to certain financial firms to actively promote the sale of Fund shares and retain positions in the Funds in anticipation of increasing or retaining platform support payments. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds.
Payments. Payments for items including event support, platform support, data and consultant services (but not including certain account services, discussed below), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
As of March 31, 2021, PIMCO anticipates that the firms that will receive the additional payments for marketing support, shelf space or other services as described above include:
Ameriprise Financial Services, Inc.
BNY Mellon

Cambridge Investment Research Advisors, Inc.
Cetera Financial Group, Inc. on behalf of its affiliated broker-dealers
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Edward D. Jones & Co.
E*TRADE Securities LLC
Equitable Advisors, LLC
Envestnet Asset Management, Inc.
Fidelity Brokerage Services
Fidelity Investments Institutional Operations Company Inc.
FSC Securities Corporation
Institutional Cash Distributors
INVEST Financial Corporation
Investment Centers of America
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
Ladenburg Thalmann Advisor Network
Lincoln Financial Advisors Corp
Lincoln Financial Securities Corp
LPL Financial
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Smith Barney LLC
National Financial Services LLC
National Planning Corporation
Northwestern Mutual Investment Services, LLC
Orion Portfolio Solutions, LLC
Pacific Financial Group, LLC
PNC Investments
Raymond James & Associates
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Riskalyze, Inc.
Robert W. Baird & Co.
Royal Alliance Associates
SagePoint Financial, Inc.
Sammons Financial Network LLC
Securities America, Inc.
Securities Service Network, Inc.
SII Investments, Inc.
Stifel, Nicolaus & Company, Inc.
SunTrust Investment Services
TD Ameritrade Inc.
Triad Advisors, Inc.
UBS Financial Services
US Bancorp Investments, Inc.
Voya Financial Advisors
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Clearing Services, LLC
Woodbury Financial Services
PIMCO expects that additional firms may be added to this list from time to time or may receive one-time payments without anticipation of receiving future additional payments.
Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates.
Account Services. In addition to the payments, reimbursements and incentives described above, further amounts are, in certain circumstances, paid by PIMCO to financial firms for providing services with respect to shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other Securities and Exchange Commission-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by PIMCO to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm. Such services may be referred to under a variety of descriptions, including sub-accounting, sub-transfer agency, administrative or shareholder services.

For these services, PIMCO may pay: (i) an annual fee of up to 0.25% per annum (up to 0.10% per annum with respect to I-2 shares and up to 0.15% per annum with respect to I-3 shares) of the value of the assets in the relevant accounts; or (ii) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-networked accounts and from $14 to $19 for services to omnibus accounts (but in no event more than the amounts described in (i) above). These payments are made out of PIMCO’s own resources. Such resources may include the supervisory and administrative fees paid to PIMCO under the Funds’ supervision and administration agreement. Additionally, although these payments are made out of PIMCO’s own resources, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. In addition, PIMCO may pay financial firms a flat fee to cover certain set-up costs by Fund or share class. These payments, taken together in the aggregate, may be material to financial firms relative to other compensation paid by a Fund and/or PIMCO and may be in addition to any (a) distribution and/or servicing (12b-1) fees; (b) marketing support, revenue sharing, platform support or “shelf space” fees; and (c) event support, other non-cash compensation and charitable contributions disclosed above and paid to or at the request of such financial firms or their personnel. The additional servicing payments and set-up fees described above may differ depending on the Fund and share class and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial professionals to favor one fund complex over another or one fund class over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.
In certain circumstances, PIMCO or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of PIMCO’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by PIMCO or its affiliates from other fees paid by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares. The payments described in this paragraph may be significant to payors and payees.
Purchases, Exchanges and Redemptions
Purchases, exchanges and redemptions of all Fund shares are discussed under the “Purchases, Redemptions and Exchanges” section of the Prospectuses, and that information is incorporated herein by reference.
Certain managed account clients of PIMCO may purchase Fund shares. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Fund.
Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.
Generally, the minimum initial investment for shares of Class A, Class C and Class C-2 is $1,000 per Fund. For information on specific account types for Class A, Class C and Class C-2 shares see below. Except for the PIMCO Gurtin Funds, the minimum initial investment for shares of the Institutional Class, Class M, I-2, I-3 and Administrative Class is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers. For the PIMCO Gurtin Funds, the minimum initial investment for Institutional Class shares of the Fund is $250,000. A Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. (See

“Sales at Net Asset Value” below for the definition of extended family members.) To obtain more information about exceptions to the minimum initial investment for all share classes please call 888.87.PIMCO.
One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.
As described in the Prospectuses under the caption “Exchanging Shares” and as described herein under “Exchange Privileges,” except for the PIMCO Gurtin Funds, a shareholder generally may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment, each on the basis of their respective net asset values. A shareholder may also exchange Class M shares of any Fund for Institutional Class shares of any other Fund of the Trust, except for the PIMCO Gurtin Funds, or any series of PIMCO Equity Series that is available for investment. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his or her shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.
Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (“CDSC”)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A, Class C or Class C-2 shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C or Class C-2 shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C or Class C-2 CDSCs, as applicable, and any applicable Class A sales charge. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply. If Class A shares were purchased at NAV and no commission was paid and then exchanged for Institutional Class, I-2 or I-3 shares, a CDSC will not apply. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.
For each Fund (except for PIMCO Government Money Market Fund), orders for exchanges accepted prior to the close of regular trading on the NYSE (normally 4:00 pm Eastern time) (“NYSE Close”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the NYSE Close on any business day will be executed at the respective net asset values determined at the close of the next business day.

For the PIMCO Government Money Market Fund, orders for exchanges accepted prior to 5:30 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early (the “cut-off time”)) on any day that the PIMCO Government Money Market Fund is open for business will be executed at the net asset value determined as of 5:30 p.m., Eastern time. Orders for exchanges received after the cut-off time on any day that the PIMCO Government Money Market Fund is open for business will be executed at the net asset value determined as of 5:30 p.m., Eastern time, the next day the PIMCO Government Money Market Fund is open for business. Requests to exchange shares of the PIMCO Government Money Market Fund for shares of other Funds of the Trust or any series of PIMCO Equity Series received after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the next day’s net asset value for those funds.
An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.
The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
The Trust is committed to paying in cash all requests for redemptions by any shareholder of record and certain beneficial owners of shares of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios, which may be in the form of a pro-rata slice of a Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance.
The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.
The Trust’s Declaration of Trust authorizes the Trust to redeem shares under certain circumstances as may be specified by the Board of Trustees, including small accounts.
In addition to the other methods and notwithstanding any limitations described herein and in each Fund’s prospectus, shareholders with eligible Fund direct accounts may purchase, redeem (sell) and exchange Class A and Class C shares by accessing their accounts online via pimco.com/MyAccountAccess. Except for the PIMCO Gurtin Funds, shareholders with eligible Fund direct accounts in the Institutional Class may purchase, redeem (sell) and exchange shares by accessing their accounts via pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect a transaction in a PIMCO Fund or a Fund within the PIMCO Equity Series direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user ID and password private. The Funds will not be liable for relying on any instructions submitted online via Account Access. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress.

The Transfer Agent, on behalf of the Trust, will receive and process instructions to purchase, exchange or redeem Class A, Class C, and Institutional Class shares in the applicable Funds presented for processing in accordance with the terms of the applicable prospectus after shareholders have entered their instructions and transmitted their orders online through Account Access. By submitting transaction instructions online through Account Access the Transfer Agent and such other agents as the Trust designates is/are permitted to act on the orders received online via Account Access on behalf of the shareholder. Once an order has been submitted it will not be canceled if it has been received (in good order) and it has been acknowledged online. The online acknowledgement of receipt of an order does not constitute final acceptance of an order. Shareholders will receive a confirmation of their order and/or an account statement at their address of record by mail, which contains information regarding accepted orders. Shareholders are responsible for reviewing any confirmation and/or statement for accuracy and for contacting the Transfer Agent immediately in the event of any error or inaccuracy. Shareholders should contact the Transfer Agent if they believe someone has unauthorized access to their account(s) or password.
The PIMCO Gurtin Funds are generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by Gurtin. These investors may be permitted to aggregate the value of accounts in order to meet minimum investment amounts. All investments are subject to approval by Gurtin consistent with Gurtin’s views on the availability of desirable portfolio investments at any given time as driven by the market. Shares of a PIMCO Gurtin Fund may not be exchanged for shares of any other PIMCO Gurtin Fund or for shares of any other Fund of the Trust or any series of PIMCO Equity Series.
In order to protect the interests of shareholders, PIMCO may find it necessary to limit new purchases of shares of each of the PIMCO National Municipal Opportunistic Value Fund and PIMCO California Municipal Opportunistic Value Fund when PIMCO determines that allowing additional inflows into those Funds could negatively affect a Fund’s ability to meet the applicable Fund’s investment objective. PIMCO may close the PIMCO National Municipal Opportunistic Value Fund and/or the PIMCO California Municipal Opportunistic Value Fund to (i) initial purchases by new investors or (ii) initial purchases by new investors and subsequent purchases by existing shareholders in PIMCO’s sole discretion. Such a closure will not affect the rights of existing shareholders with respect to shares of the Funds held as of the date of the closure. In addition, during such a closure, the purchase of additional shares of the applicable Fund through dividend reinvestments will continue to be permitted. If the PIMCO California Municipal Opportunistic Value Fund and/or the PIMCO National Municipal Opportunistic Value Fund is closed, PIMCO may re-open the applicable Fund(s) to (i) subsequent purchases by existing shareholders or (ii) initial purchases by new investors and subsequent purchases by existing shareholders, as appropriate in light of market conditions, as determined by PIMCO in its sole discretion. Notice will be provided regarding such closures or re-openings.
How to Buy Shares—Class A, Class C, Class C-2 and Class R Shares.
Purchases through Financial Firms.   Class A, Class C, Class C-2 and Class R shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other firms.
Direct Purchases.   You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. Class A or Class C shares may be purchased directly by mail by obtaining an application form online at pimco.com or by calling 888.87.PIMCO. Work with your financial professional to send completed applications along with a check payable to PIMCO Family of Funds to:
Regular Mail:	Overnight Delivery:
PIMCO Funds P.O. Box 219294 Kansas City, MO 64121-9294	PIMCO Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219294 Kansas City, MO 64105-1407
All shareholders who establish accounts by mail may receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the applicable Fund’s

Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling 888.87.PIMCO or by calling your financial professional.
Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
The Trust reserves the right to require payment by wire. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, third party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank. Investors may also elect to purchase additional shares over the phone provided that you have linked a bank account to your direct account. For more information please call 888.87.PIMCO.
Subsequent Purchases of Shares—Class A, Class C and Class C-2 Shares.   The minimum subsequent purchase in any Fund is $50. Subsequent purchases of Class A, Class C or Class C-2 shares can be made as indicated above by mailing a check with a letter of instruction describing the investment (i.e., account number, name of fund, share class, number of shares, or investment amounts in dollars) or utilizing the “Invest by Mail” portion of a confirmation statement. Additionally, subsequent purchases can be made through the Automatic Investment Plan, the Automatic Exchange Plan, and the Automated Clearing House (ACH) privilege referred to below. Shareholders with eligible Fund direct accounts can also make subsequent purchases by accessing their accounts online via pimco.com/MyAccountAccess. All checks should be made payable to PIMCO Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to one of the addresses under “Direct Purchases” above.
Purchasing Class R Shares.   Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial firm level). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For more information please call 888.87.PIMCO.
How to Buy Shares— Institutional Class, Class M, I-2, I-3 and Administrative Class Shares.
Purchases through Financial Firms.   Institutional Class, Class M, I-2, I-3 and Administrative Class shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other financial firms.
Direct Purchases.   Institutional Class and Class M Shares may be purchased directly by obtaining an application online at pimco.com or by calling 888.87.PIMCO and making payment by wire of federal funds, except as described below. Completed applications may be sent using the following methods:
Facsimile:
816.421.2861
Regular Mail:	Overnight Delivery:
PIMCO Funds P.O. Box 219024 Kansas City, MO 64121-9024	PIMCO Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219024 Kansas City, MO 64105-1407

Facsimile:
Email:
piprocess@dstsystems.com
Purchase amounts should be sent via wire as follows:
PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s)
Before wiring federal funds, the investor must provide purchase instructions to the Transfer Agent. In order to receive the current day’s price, purchase instructions must be received in good order prior to the NYSE Close. Purchase instructions must include the name and signature of authorized person on the account, account name, account number, name of Fund and share class, and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the purchase order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
Eligible investors may also purchase additional shares of the Institutional Class online, except for the PIMCO Gurtin Funds. For more information please call 888.87.PIMCO.
Investors may also purchase Institutional Class, Class M and Administrative Class shares with proceeds derived from an advisory account managed by PIMCO or one of its affiliates. For more information please call 888.87.PIMCO.
Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the applicable Prospectuses for details.
Additional Information about Purchases. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge (if applicable), which may be imposed either: (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”); or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C, Class C-2 and Class R shares (the “asset-based sales charge alternative”). In certain circumstances, Class A, Class C and Class C-2 shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C, C-2 and R shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
All purchase orders (except purchase orders for the PIMCO Government Money Market Fund, which are discussed below) received by the Trust or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. However, orders received by the Trust or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which a Fund is open for business. If a purchase order is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV, in accordance with applicable law. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, each Fund may close trading early.
Purchase orders for the PIMCO Government Money Market Fund received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) on a day the Fund is open for business, will be processed at that day’s net asset value plus any applicable sales charge. Orders received after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the net asset value determined on the next day that the Fund is open for business. However, orders received by the Trust or its designee after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be processed at that day’s net asset value if the orders were received by a financial firm from its customer prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.
Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares may be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.
Specified Benefit Plans and Other Retirement Accounts. The Funds (except for the PIMCO Gurtin Funds) make available services and documents for Individual Retirement Accounts (“IRAs”), including Roth IRAs, for which UMB Bank n.a. serves as trustee. The Funds make available services and prototype documents for Simplified Employee Pension Plans (“SEP”). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with UMB Bank n.a. as custodian. UMB Bank n.a., as custodian of PIMCO funds’ IRA and 403(b)(7) accounts, may charge an account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and it is received after the date fees are automatically deducted, it will be applied to the following year.
For purposes of this section, a “Plan Investor” means any specified benefit plan (as defined above in the section entitled “Distribution and Multi-Class Plan”) investing in Class A, Class C, Class C-2 or Class R shares. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, or Coverdell Education Savings Account.
The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table below. For Plan Investors invested in a Fund through omnibus account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial firm maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table below.
Automatic Investment Plan. The Automatic Investment Plan provides for periodic investments into a direct account with the Funds by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum required in order to establish an Automatic Investment Plan is $250 per Fund (except for the PIMCO Gurtin Funds for which there is no minimum). Subsequent investments in a direct account associated with an Automatic Investment Plan are subject to a minimum of $50 per Fund. Further information regarding the Automatic Investment Plan is available from the Funds and similar plans may be available from financial firms. You may enroll your direct account online or by completing the appropriate section on the account application, or you may obtain the appropriate Account Options Form by calling 888.87.PIMCO or your financial professional or by visiting pimco.com. Certain Funds and/or share classes may limit the use of the appropriate form and/or may consider such requests to establish an Automatic Investment Plan on a case-by-case basis at the discretion of the Funds.
Automatic Exchange Plan. Further information regarding the Automatic Exchange Plan is available by calling PIMCO Funds at 888.87.PIMCO or your financial professional. You may enroll your direct account online or by completing the Account Options Form, which may be obtained by telephone request or by visiting pimco.com. The

Automatic Exchange Plan is not available for the PIMCO Gurtin Funds and use of the appropriate form may be limited for certain Funds and/or other share classes at the option of the Funds, and as set forth in the Prospectuses. For more information on exchanges, see “Exchange Privileges.”
Automated Clearing House (ACH) Privileges. The ACH network allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for initial purchases, subsequent purchases, and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the investor’s account at a U.S. bank or other financial institution that is an ACH member. To initiate such purchases, please call 888.87.PIMCO. All calls will be recorded. For Class A, Class C and Class C-2 shares the minimum initial investment by ACH is $1,000 per Fund and the subsequent investment by ACH is $50 per Fund. Purchases of Fund shares by ACH are subject to a limit of $100,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by completing an Account Options form, which is available by calling 888.87.PIMCO or by visiting pimco.com. Validated signatures from all shareholders of record for the account are required. See “Signature Validation” below. To add this privilege to an account holding Institutional shares please call 888.87.PIMCO. Such privileges apply to each shareholder of record for the Fund account unless and until the Funds receive written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Account Options form. If telephone privileges are elected, the Fund and its agents may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Funds reserve the right to amend, suspend or discontinue the ACH privileges at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
Signature Validation. When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature Validation Program recognized by the Securities Transfer Association. PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp. Shareholders should contact the Transfer Agent for additional details regarding the Funds’ signature guarantee requirements.
Account Registration and Privilege Changes. Changes in registration or account privileges may be made in writing via letter of instruction or via the Account Options form which can be obtained online at pimco.com or by calling 888.87.PIMCO. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and may be submitted using the following methods:
For Class A, Class C, Class C-2 and Class R shares:
Regular Mail:	Overnight Delivery:
PIMCO Funds P.O. Box 219224 Kansas City, MO 64121-9024	PIMCO Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219024 Kansas City, MO 64105-1407
Email:
piprocess@dstsystems.com
For Institutional Class, Class M, and Administrative Class Shares:
Facsimile:
816.421.2861

Facsimile:
Regular Mail:	Overnight Delivery:
PIMCO Funds P.O. Box 219024 Kansas City, MO 64121-9024	PIMCO Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219024 Kansas City, MO 64105-1407
Email:
piprocess@dstsystems.com
Minimum Account Size
Class A, Class C and Class C-2.   Due to the relatively high cost to the Funds of maintaining small accounts, holders of Class A, Class C and Class C-2 shares are asked to maintain an account balance in each Fund in which the shareholder invests at least equal to the amount necessary to open the type of account involved. If a shareholder’s average balance for any account is below such minimum for a rolling three-month period or longer, the Trust reserves the right (except in the case of retirement accounts) to redeem the shareholder’s remaining shares and close that account. The shareholder’s account will not be liquidated if the reduction in size is due solely to market decline in the value of the shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to required minimum.
Institutional Class and Administrative Class.   If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Transfer on Death Registration.   The Funds may accept “transfer on death” (“TOD”) account registration requests from investors. The laws of a state selected by the Funds in accordance with the Uniform TOD Security Registration Act will govern the registration. The Funds may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Funds may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).
Summary of Minimum Investments for Class A, Class C, Class C-2 and Class R Shares.   The following table provides a summary of the minimum initial investment and minimum subsequent investment for each type of account (including Specified Benefit Accounts):
Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund
IRA	$1,000 per Fund	$50 per Fund
Roth IRA	$1,000 per Fund	$50 per Fund
UTMA	$1,000 per Fund	$50 per Fund
UGMA	$1,000 per Fund	$50 per Fund
Automatic Investment Plan	$250 per Fund	$50 per Fund
Automatic Exchange Plan	$1,000 per Fund	$50 per Fund
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0
SIMPLE IRA*	$50 per Fund/per participant	$0
SAR-SEP IRA*	$50 per Fund/per participant	$0
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0
Plan Investors held through omnibus accounts–
Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0
*
The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.
Alternative Purchase Arrangements.
Class A, Class C and Class C-2 shares bear sales charges in different forms (i.e., initial, deferred and/or asset-based) and amounts and bear different levels of expenses, as described below. The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose between purchasing Class A shares, Class C and Class C-2 shares based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C and Class C-2 shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the difference in the CDSCs applicable to Class A, Class C and Class C-2 shares.
Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of broker-dealers or other financial firms that sell or provide services with respect to Class A, Class C and Class C-2 shares. Depending on the arrangements in place at any particular time, a financial firm may have a financial incentive for recommending a particular share class over other share classes.
Institutional Class, I-2, I-3, Administrative Class and Class R shares are sold without sales charges and may have different distribution and service fees than Class A, Class C and Class C-2 shares. See “Distributor and Multi-Class Plan” above for information on share class eligibility and “Purchases, Exchanges and Redemptions” above for investment minimums. Class R shares are only available to specified benefit plan investors. As a result of lower sales charges, distribution and/or service fees, and/or operating expenses, Institutional Class, I-2, I-3, Administrative Class and Class R shares are generally expected to achieve higher investment returns than Class A, Class C or Class C-2 shares. To obtain information about the various share classes or investment minimums please call 888.87.PIMCO.
Class A Shares.   The initial sales charge alternative (Class A shares) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C and Class C-2 shares). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class C or Class C-2 shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A shares initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. Class A shares of the PIMCO Government Money Market and PIMCO Short Asset Investment Funds are not subject to an initial sales charge or a CDSC.

Class C and Class C-2 Shares.   The asset-based sales charge alternative (Class C and Class C-2 shares) might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less, who wish to have all purchase payments invested initially, or who are unsure of the intended length of their investment. Class C and Class C-2 shares are not subject to a CDSC after they have been held for one year. Class C shares of the PIMCO Government Money Market Fund are not subject to a CDSC unless acquired by exchanging Class C shares of another Fund.
In determining whether to purchase Class A, Class C or Class C-2 shares, a retail investor should always consider the availability of a waiver or reduction of initial sales charges or a waiver of a CDSC. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.
For shares purchased or held through financial firms, the availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which the shares are purchased or held. The Funds’ sales charge waivers and discounts disclosed in this Statement of Additional Information are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B to the Funds’ Prospectuses (Financial Firm-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial firms for a Fund are set forth in Appendix B, which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
The maximum purchase of Class C or Class C-2 shares of a Fund in a single purchase is $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Total Return ESG Funds). If an investor intends to purchase Class C or Class C-2 shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Total Return ESG Funds) for Class C or Class C-2 shares; or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Total Return ESG Funds) for Class C or Class C-2 shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.
Class R Shares.   Only Class R Eligible Plans may purchase Class R shares. Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing service fees of 0.25% of the average daily net asset value of the Class R shares per year and ongoing distribution fees of 0.25% of the average daily net asset value of the Class R shares per year. Servicing fees are used to compensate financial firms for personal services and the maintenance of shareholder accounts. Distribution fees are used to support the firm’s marketing and distribution efforts, such as compensating financial professionals and their financial firms, advertising and promotion. If Class R shares are held over time, these fees may exceed the maximum sales charge than investor would have paid as a shareholder of one of the other share classes.
For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class C, Class C-2 and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the prospectuses.
Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A, Class C and Class C-2 shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C or Class C-2 shares;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;
(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover the death or disability of an individual holding shares in a fiduciary capacity or as a nominee or agent, nor does it cover the death or disability of the owners, trustees or beneficiaries of a legal entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;
(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
(vi) up to 10% per year of the value of all Class A, Class C and Class C-2 shares of the Funds owned by an investor and subject to an Automatic Withdrawal Plan;
(vii) redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO if the account was established while employed;
(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;
(ix) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(x) redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans;
(xi) redemptions by a shareholder who is a participant through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases;
(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;
(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;
(xiv) redemptions where the shareholder can demonstrate hardship;
(xv) redemptions where there will be minimal cost borne by the Distributor associated with the redemption;
(xvi) an intra-fund exchange of Class A shares for Institutional Class shares where the Class A shares were purchased at NAV and no commission was paid;

(xvii) exchanges from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to such IRA or other qualified retirement plan account; and
(xviii) redemptions of shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund or for Class A, Class C or Class C-2 shares of such Fund.
What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.
The Funds may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.
Initial Sales Charge Alternative - Class A Shares.   Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond, PIMCO High Yield Municipal Bond, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Total Return ESG Funds) or more of Class A shares (and thus pay no initial sales charge) of a Fund other than the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of up to 1% if they redeem such shares during the first 12 months after their purchase. Certain investors who purchase $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of up to 1% if they redeem such shares during the first 12 months after their purchase. With respect to purchases of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. Class A shares of the PIMCO Government Money Market and PIMCO Short Asset Investment Funds are not subject to an initial sales charge or CDSC.
PIMCO All Asset All Authority, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset, PIMCO RealEstateRealReturn Strategy, PIMCO TRENDS Managed Futures Strategy, and PIMCO RAE Worldwide Long/Short PLUS Funds
Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 +	0.00%	[1]0.00%	[2]0.00%

PIMCO All Asset, PIMCO Preferred and Capital Securities, PIMCO Credit Opportunities Bond, PIMCO Diversified Income, PIMCO ESG Income, PIMCO RAE PLUS EMG, PIMCO Emerging Markets Local Currency and Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and Short-Term Investments, PIMCO International Bond (Unhedged), PIMCO International Bond (U.S. Dollar-Hedged), PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE PLUS, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond Opportunities (Unhedged), PIMCO Global Bond Opportunities (U.S. Dollar-Hedged), PIMCO GNMA and Government Securities, PIMCO High Yield, PIMCO Income, PIMCO RAE PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO Investment Grade Credit Bond, PIMCO Long-Term U.S. Government, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities and Bond, PIMCO Real Return, PIMCO StocksPLUS® Small, PIMCO RAE PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® Short, PIMCO Total Return, PIMCO Dynamic Bond and PIMCO Strategic Bond Funds
Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	3.75%	3.90%	3.25%
$100,000 but under $250,000	3.25%	3.36%	2.75%
$250,000 but under $500,000	2.25%	2.30%	2.00%
$500,000 but under $1,000,000	1.75%	1.78%	1.50%
$1,000,000 +	0.00%	0.00%	0.00%
PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Total Return ESG Funds
Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	[1]0.00%	[1]0.00%	[4]0.00%
PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds
Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	[1]0.00%	[1]0.00%	[5]0.00%
(1)
As shown, investors who purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Climate Bond, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Short-Term and PIMCO Total Return ESG Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the PIMCO Government Money Market and PIMCO Short Asset Investment Funds and purchases described below under “Sales at Net Asset Value” where no commission is paid, purchasers of $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond, PIMCO High Yield Municipal Bond, PIMCO Low Duration Credit, PIMCO Low Duration

Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Total Return ESG Funds) or more of Class A shares of a Fund other than the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds will be subject to a CDSC of up to 1% if such shares are redeemed during the first 12 months after such shares are purchased. Except with regard to purchases described below under “Sales at Net Asset Value” where no commission is paid, purchasers of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds will be subject to a CDSC of up to 1% if such shares are redeemed during the first 12 months after such shares are purchased. With respect to purchases of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if such purchasers are eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.
(2)
The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.
(3)
The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares of each of these Funds, in each case according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.
(4)
The Distributor will pay a commission to dealers that sell amounts of $250,000 or more of Class A shares according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.
(5)
The Distributor will not pay a commission to dealers that sell amounts of $250,000 or more of Class A shares, but the Distributor will pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning immediately upon purchase and will waive the CDSC. If a dealer opts-out of this commission schedule, the dealer will receive a commission from the Distributor according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. In the case where the dealer opts out and is receiving a commission according to the tiered schedule described immediately above, the Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase, and a CDSC of 1% will apply to redemptions made within 12 months of purchase.
(*)
From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
(**)
The initial sales charge shown is a percentage of the fund’s public offering price (“POP”), or the price you pay for each share you buy. This price is rounded to the nearest penny. The actual sales charge rate will be shown on your trade confirmation or statement, which—because of rounding—could be more or less than what is shown in the table. Rounding differences could be greater for small purchases or when a fund’s NAV is higher.
Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the tables above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period.
Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.
These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.
Right of Accumulation and Combined Purchase Privilege (Breakpoints).   A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, Class C and Class C-2 shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the PIMCO Government Money Market Fund) that offers Class A shares.
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).
Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of Rights of Accumulation.
Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 (or $100,000 in the case of those funds with an initial breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Asset Investment, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Total Return ESG Funds, for which the maximum intended investment amount is $250,000). Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. Please note that the value of account(s) for the shareholder(s) linked to the Letter of Intent will be included at the start date of the Letter of Intent. In making computations concerning the amount purchased for purpose of a Letter of Intent, purchases of Class C or Class C-2 shares of Eligible Funds will be included and the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins.
Qualifying Investors may purchase shares of the Eligible Funds (which does not include the PIMCO Government Money Market Fund) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application or contact their financial firm. A current Class A shareholder desiring to do so may obtain a form to initiate a Letter of Intent by contacting the Funds at 888.87.PIMCO or their financial firm.
Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.
Reinstatement Privilege. A Class A shareholder who paid a sales charge upon the purchase of his or her shares and has caused any or all of his or her shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares are Priced” in the applicable Fund’s prospectus. If the redemption of Class A shares triggers the imposition of a contingent deferred sales charge (CDSC), such CDSC will be credited to the investor’s account upon reinvestment. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once per year per account (per 365 days), irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his or her Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Funds or to the investor’s financial firm. Investors who were not assessed a sales charge upon the purchase of their shares may not utilize the reinstatement privilege with respect to reinvestment of such shares following their redemption.
Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to:
(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or extended family of former employees established while employed), PIMCO Equity Series, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Investors U.S. LLC, PIMCO or the Distributor, other affiliates of Allianz Global Investors U.S. LLC and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO or the Distributor; their spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws (“extended family”), or family trust account for their benefit, or any trust, profit-sharing or pension plan for the benefit of any such person;
(ii) current registered representatives and other full-time employees of broker-dealers that have selling agreements with the Distributor or such persons’ spouse or domestic partner, as recognized by applicable state law, children under 21, and family trust accounts;
(iii) trustees or other fiduciaries purchasing shares through certain group omnibus plans (such as 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code;
(iv) retirement plans that are maintained or sponsored by financial firms, provided the financial firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans;
(v) investors rolling over assets from specified benefit plans to IRAs or other qualified retirement plan accounts if such assets were invested in the Funds or series of PIMCO Equity Series at the time of distribution;

(vi) participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services;
(vii) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers (a) that use Class A shares of a Fund in particular investment products or programs or in particular situations in which the broker-dealer will make Class A shares available for purchase at NAV (e.g., through self-directed brokerage service platforms or investment advisory programs) or (b) that, prior to the conversion of Class D shares to Class A shares, offered Class D shares of a Fund in particular investment products or programs or in particular situations and that offers Class A shares of the Fund following the Class D to Class A share class conversion in such investment products or programs or in particular situations;
(viii) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PIMCO or (b) has a specific agreement to serve as trustee or custodian of the account with the Distributor;
(ix) investors following the public announcement of the Board’s approval of a plan of liquidation for such Fund or for another share class of such Fund until the liquidation date;
(x) investors exchanging proceeds of required minimum distributions from an IRA or other qualified retirement plan account invested in a PIMCO fund to a taxable account invested in a PIMCO fund;
(xi) investors making an exchange from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account;
(xii) investors (a) acquiring Class A shares of a Fund as a result of any automatic conversion of their shares of another class of the Fund into Class A shares; (b) making a subsequent purchase of Class A shares following the automatic conversion of their Class D shares to Class A shares in the same account where such investors previously were able to purchase Class D shares; or (c) making a purchase of Class A shares of any Fund in an account maintained directly with the Trust’s transfer agent where the Distributor has become the default dealer of record for such account following the prior broker-dealer of record’s resignation and the subsequent conversion of Class C or Class C-2 shares held in the account to Class A shares, pursuant to the conversion feature described herein and for so long as the Distributor remains the default dealer of record for such account; and
(xiii) any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost.
The Distributor will only pay service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (xii) above.
In addition, the Distributor will only pay distribution and service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class C or Class C-2 shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund.
Notification of Distributor. In many cases, none of the Trust, PIMCO Equity Series, the Distributor or the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or broker-dealer must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Climate Bond Fund, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Asset Investment, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Total Return ESG Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 12 months of their purchase. Certain purchases of Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond Fund, PIMCO High Yield Municipal Bond, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Total Return ESG Funds described above under “Initial Sales Charge Alternative—Class A Shares” may be subject to a CDSC of 1% if such shares are redeemed within 12 months after their purchase. Certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of 1% if such shares are redeemed within 12 months after their purchase. With respect to those certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.”
The Class A CDSC does not apply to Class A shares of the PIMCO Government Money Market and PIMCO Short Asset Investment Funds. However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($250,000 or more in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Climate Bond, PIMCO High Yield Municipal Bond, PIMCO Low Duration Credit, PIMCO Low Duration Income, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Total Return ESG Funds and $250,000 or more in the case of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, unless the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 12 months from the date of the exchange. For Class A shares outstanding for 12 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the PIMCO Government Money Market Fund) of the net asset value of such shares.
Calculation of CDSC on Shares Purchased After December 31, 2001. A contingent deferred sales charge (CDSC) may be imposed on Class A, Class C or Class C-2 shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the applicable Fund’s prospectus for information about any applicable CDSCs.
Class C and Class C-2 shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years. See each Fund’s prospectus for information about the conversion of Class C and Class C-2 shares to Class A shares. The Class C and Class C-2 CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C and Class C-2 CDSC, call the PIMCO Funds at 888.87.PIMCO. For investors invested in Class C or Class C-2 shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class C or Class C-2 shares of a Fund that are received in an exchange for Class C or Class C-2 shares, respectively, of another Fund will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class C or Class C-2 shares that are received in such an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C or Class C-2 shares received in exchange for Class C or Class C-2 shares, respectively, with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.
Conversion of Class C and Class C-2 Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class C or Class C-2 shares convert into Class A shares, a Class C or Class C-2 share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class C or Class C-2 share through which such Distributed Share was issued.
Conversion of Class C and Class C-2 “Free Shares”. In addition, any Class C or Class C-2 shares for which the Transfer Agent cannot determine a holding period (commonly known as “Free Shares”) may, depending upon system settings, convert to Class A shares even if such Class C or Class C-2 Free Shares have been held for less than eight years. Free Shares typically arise with respect to reinvested dividends not associated with purchased shares.
Conversion of Class C shares in “Orphaned Accounts”. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Asset-Based Sales Charge Alternative – Class C and Class C-2 Shares. Class C and Class C-2 shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C or Class C-2 shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.
Any CDSC imposed on redemption of Class C or Class C-2 shares is paid to the Distributor. For investors investing in Class C or Class C-2 shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C or Class C-2 shares to Class A shares described above will be executed without any sales charge, fee or other charge. After the conversion takes place, the shares will be subject to all features and expenses of Class A shares.
The manner of calculating the CDSC on Class C or Class C-2 shares is described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C or Class C-2 shares made and services rendered to Class C or Class C-2 shareholders, the Distributor expects to make payments to broker-dealers, at the time the shareholder purchases Class C or Class C-2 shares of a Fund. The Distributor does not expect to make any payment for sales of Class C shares or services rendered for the PIMCO Government Money Market Fund. For sales of Class C or Class C-2 shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial firms that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C or Class C-2 shares of all or selected Funds purchased to each broker-dealer that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to broker-dealers, as follows:
Fund*	Annual Service Fee**	Annual Distribution Fee**	Total
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Credit Opportunities Bond, PIMCO Low Duration Credit and PIMCO RealEstateRealReturn Strategy Funds	0.25%	0.75%	1.00%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Return, and PIMCO StocksPLUS® Funds	0.25%	0.45%	0.70%
PIMCO Low Duration, PIMCO Low Duration Income, PIMCO Short Duration Municipal Income, and PIMCO Short-Term Funds	0.25%	0.25%	0.50%
PIMCO Government Money Market Fund	0.10%	0.00%	0.10%
All other Funds	0.25%	0.65%	0.90%
*
Applies only to those Funds that commenced operations before July 31, 2011. For Funds that commenced operations on or after July 31, 2011, the Distributor may make annual payments to broker-dealers with respect to such Funds’ Class C shares up to a maximum of 1.00%, subject to: (i) a separate agreement with the broker for payment of a different amount; or (ii) such different amount as disclosed in this Statement of Additional Information from time to time.
**
Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.
In addition, after the time of shareholder purchase for sales of Class C-2 shares made and services rendered to Class C-2 shareholders, the Distributor expects to make annual payments to broker-dealers, as follows:
Fund	Annual Service Fee*	Annual Distribution Fee*	Total
All Funds	0.25%	0.45%	0.70%
*
Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.
Asset-Based Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to broker-dealers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.
Information for All Share Classes. Broker-dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privileges
Class A, Class C, Class C-2 and Class R Shares.   A shareholder generally may exchange Class A, Class C, Class C-2 and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. However, a sales charge will apply on exchanges of the following if no other sales charge waiver continues to apply: (i) Class A shares of any Fund on which no sales charge was paid at the time of initial purchase due to a financial firm-specific sales charge waiver; (ii) Class A shares of the PIMCO Short Asset Investment Fund purchased on or after December 2, 2019; and (iii) Class A shares of the PIMCO Government Money Market Fund on which no sales charge was paid at the time of purchase. In addition, sales charges will apply on exchanges for shares of Funds for which sales may be suspended to new investors or as otherwise provided in the applicable Fund’s prospectus or in this Statement of Additional Information.
For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator.
Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial and subsequent investment minimum requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.
Investors who maintain their account with the Funds may exchange shares by a written exchange request sent to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to PIMCO Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Trust reserves the right to accept exchanges from the PIMCO Government Money Market Fund of $10 million or more via telephone. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. To request an exchange, call 888.87.PIMCO if there will be no change in the registered name or address of the shareholder. Telephone exchanges, for all Funds except the PIMCO Government Money Market Fund, may be made between 9:00 a.m., Eastern time and the NYSE Close on any day the Exchange is open (generally weekdays other than normal holidays). For the PIMCO Government Money Market Fund, orders for exchanges accepted prior to 5:30 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early) on a day that the PIMCO Government Money Market Fund is open for business will be executed at the net asset value determined as of 5:30 p.m., Eastern time.
With respect to Class C and Class C-2 shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged.
Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
Investors may also select the Automatic Exchange Plan, which establishes automatic periodic exchanges, if applicable. For further information on automatic exchanges see “How to Buy Shares—Automatic Exchange Plan” above.

Institutional Class, Class M, I-2, I-3 and Administrative Class Shares. Except with respect to exchanges for shares of the PIMCO Gurtin Funds or Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Institutional Class, Class M, I-2, I-3 and Administrative Class Shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. An investor may also exchange Class M shares of a Fund for Institutional Class shares of any other Fund of the Trust that offers Institutional Class shares (except for the PIMCO Gurtin Funds) based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund (except for the PIMCO Gurtin Funds) for shares of the same class of a series of PIMCO Equity Series. Class M shares of a Fund may also be exchanged for Institutional Class shares of a series of PIMCO Equity Series. An investor may exchange applicable Institutional Class, Class M and Administrative Class shares of a Fund by following the redemption procedure described below under “Written Requests – Institutional Class, Class M and Administrative Class” or, if the investor has elected the telephone redemption option, by calling the Trust at 888.87.PIMCO. Investors may contact their financial intermediary regarding exchanges of I-2 and I-3 shares. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person (as defined below under “Written Requests – Institutional Class, Class M and Administrative Class shares). The Trust reserves the right to accept exchanges from the PIMCO Government Money Market Fund of $10 million or more via telephone. Except for the PIMCO Gurtin Funds, eligible investors who maintain their Institutional Class share account direct with the Funds may submit a request to exchange Fund shares by accessing their account online via pimco.com/InstitutionalAccountAccess.
PIMCO Gurtin Funds. Shares of each PIMCO Gurtin Fund may not be exchanged for shares of any other PIMCO Gurtin Fund or any other Fund of the Trust or any shares of a series of PIMCO Equity Series.
All Share Classes. The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. Also, the Funds do not monitor the PIMCO Funds of Funds for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds. For further information about exchange privileges, contact your broker-dealer or other financial firm or call 888.87.PIMCO.
How to Sell (Redeem) Shares
Redemptions of Class A, Class C, Class C-2 and Class R Shares.   Depending on how an investor holds shares and the elections made, eligible Class A, Class C, Class C-2 or Class R shares may be redeemed through an investor’s broker-dealer or other financial firm, or by telephone, online by submitting a written redemption request to the Funds’ Transfer Agent, through an Automatic Withdrawal Plan, or by electronic transfer to an investor’s checking or savings account through the Automated Clearing House (ACH) network, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.
A CDSC may apply to redemptions of Class A, Class C or Class C-2 shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to redemptions; however, a broker-dealer or other financial firm that processes a redemption for an investor may charge customary fees for its services (which may vary).
All redemption requests (except redemption requests for the PIMCO Government Money Market Fund, which are discussed below) received by the Trust or its designee prior to the NYSE Close on a regular business day are processed at that day’s net asset value, less any applicable CDSC. However, redemption requests received by the Trust or its designee after the net asset value is determined that day from financial firms or certain retirement plans will receive such net asset value (less any applicable CDSC) if the redemption requests were received by the financial firm or retirement plan from its customer or participant prior to such net asset value determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Redemption requests will be accepted only on days on which a Fund is open for business. If a redemption request is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). Broker-dealers and other financial firms are obligated to transmit redemption requests promptly.
Redemption requests for the PIMCO Government Money Market Fund received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) on a day the Fund is open for business, will be processed at that day’s net asset value. Orders received after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the net asset value determined on the next day that the Fund is open for business. However, redemption requests received by the Trust or its designee after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be processed at that day’s net asset value if the redemption requests were received by a financial firm from its customer prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.
Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
A shareholder’s original account application (if investing directly with the Trust) permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his or her original account application, or may request additional redemption options, only by transmitting a written direction to the Funds’ Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.
Redemptions of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Trust reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.
Redemption proceeds of Class A, Class C, Class C-2 and Class R shares will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or Automated Clearing House (ACH) redemptions, sent to the designated bank account within one business day, but may take up to seven days (except for the PIMCO Government Money Market Fund). ACH redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take at least 10 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Except for the PIMCO Government Money Market Fund, redemption proceeds of Institutional Class, Administrative Class and Class M shares will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the account application. An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
With respect to redemptions by wire from the PIMCO Government Money Market Fund, subject to the restrictions on order effectiveness set forth above in this section, redemption proceeds will normally be wired to the redeeming shareholder on the same business day that the redemption request is received if the redemption order is accepted by the Fund or its designee prior to the NYSE Close on a day the Fund is open for business. In such case, redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time).

Written Requests – Class A, Class C and Class R Shares.    To redeem Class A, Class C and Class R shares held in a Fund account in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, DST Asset Manager Solutions, Inc., at PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
(2) for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation”;
(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
(4) any additional documents that may be required by the Trust or the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.
Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call PIMCO Funds at 888.87.PIMCO before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent.
The foregoing written request procedure does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their broker-dealer or other financial intermediary. Plan Investor participants must redeem through their plan administrator.
If the proceeds of the redemption: (i) are to be paid to a person other than the record owner; (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records; or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be validated as described above.
Written Requests – Institutional Class, Class M and Administrative Class Shares.   To redeem Institutional Class, Class M and Administrative Class shares held in a fund account in writing, a shareholder or its Authorized Person must send the request stating the Fund from which the shares are to be redeemed, the class of shares, the number of shares or dollar amount to be redeemed and the account number. The request must be signed by the appropriate persons designated on the Account Application (“Authorized Person”) to the following:
Facsimile:
816.421.2861
Regular Mail:	Overnight Delivery:
PIMCO Funds P.O. Box 219024 Kansas City, MO 64121-9024	PIMCO Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219024 Kansas City, MO 64105-1407
Email:
piprocess@dstsystems.com
All redemptions, whether initiated by phone, mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Telephone Redemptions.    The Funds accept telephone requests for redemption of uncertificated shares held in Fund accounts, except (i) for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions, and (ii) except as otherwise described herein, redemption requests for an amount of $10 million or more (the Trust reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund). The proceeds of a telephone redemption will be sent to the record shareholder at his or her record address. Changes in account information must be made in a written authorization with a signature validation. See “Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.
By completing an account application, an investor agrees that the Funds and their agents shall not be liable for any loss incurred by the investor by reason of the Funds accepting unauthorized telephone redemption requests for his/her account if the Funds reasonably believe the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Funds may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
A shareholder making a telephone redemption should call PIMCO Funds at 888.87.PIMCO and state: (i) the name of the shareholder as it appears on their account statement; (ii) his/her account number with the applicable Fund; (iii) the amount to be withdrawn; and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next business day after the redemption is effected, provided the redemption request is received prior to the NYSE Close that day (or, for the PIMCO Government Money Market Fund, prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) on each day the NYSE is open for business). If the redemption request is received after the NYSE Close, the redemption is effected on the following business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded.
Redemptions through the Automated Clearing House (ACH) Privileges.    If a shareholder has established ACH privileges, the shareholder may redeem shares by telephone, in writing or online (if eligible) and have the redemption proceeds sent to a designated account at a financial institution. To use ACH privileges for redemptions, call PIMCO Funds at 888.87.PIMCO. Subject to the limitations set forth above under “Telephone Redemptions,” the Funds or their agents, a Trust and the Transfer Agent or their agents may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Funds and their agents prior to the NYSE Close on a business day (or, for the PIMCO Government Money Market Fund, prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) on each day the NYSE is open for business) will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the NYSE Close (or, for the PIMCO Government Money Market Fund, after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early) on a day the NYSE is open for business), the redemption is effected on the following business day. Shares purchased by check may not be redeemed through ACH until such shares have been owned (i.e., paid for) for at least 10 calendar days. The ACH privilege may not be used to redeem shares held in certificated form.
Changes in bank account information must be made by completing the Account Options form, signed by all owners of record of the account, with all signatures validated. See “Signature Validation.” See “Automated Clearing House (ACH) Privileges” for information on establishing the ACH privilege. The Funds may terminate the ACH privilege at any time without notice to its shareholders. This redemption option does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their financial firm and will be subject to that firm’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator. The ACH privilege may not be available to all Funds and/or share classes.
Expedited Wire Transfer Redemptions.    If a shareholder holding shares in a Fund account has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Funds prior to the NYSE Close will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if the Funds deem it appropriate under the current market and other conditions. Once authorization is on file with the Funds, they will honor requests by any person identifying himself/herself as the owner of an account or the owner’s broker by telephone at 888.87.PIMCO or by written instructions. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Funds do not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 10 calendar days. Expedited wire transfer redemptions may be authorized by sending instructions to the Funds. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294. See “Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.
Certificated Shares.   The Trust no longer issues share certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be validated as described under “Signature Validation” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Automatic Withdrawal Plan.   An investor who owns or buys shares of PIMCO Funds having a net asset value of $5,000 or more (may be lower for a Required Minimum Distribution or Inherited IRA) may open an Automatic Withdrawal Plan and have a designated sum of money paid periodically to the investor or another person. The minimum redemption amount for an Automatic Withdrawal Plan is $50 per Fund. Such a plan may be established by completing the appropriate section of the account application, completing Account Options Form or by obtaining the appropriate form from the Trust or your financial firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Shares in a plan account are redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges” above.
Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Funds will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes, and may result in account closure if the redemption amount exceeds the account balance. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class C or Class C-2 shares and because of the initial sales charge in the case of Class A shares.
Investors should consider carefully with their own financial professionals whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.
Unclaimed Property Laws. These laws require investment companies, such as the Trust, to undertake various efforts, including monitoring Fund direct accounts for shareholder-initiated activity. A Fund direct account is deemed lost when there is no shareholder-initiated activity or an invalid mailing address during a statutorily-prescribed time period (generally, three or five years). If a shareholder’s Fund direct account is dormant or “lost,” the Trust may be required to transfer the account to the state in which the shareholder resides, in accordance with applicable unclaimed property (also called escheat) laws. To help protect their accounts, shareholders should keep their accounts up-to-date and active.
If a shareholder invests into a Fund direct account, it is the shareholder’s responsibility to ensure that the shareholder provides a current and valid mailing address to the Trust or Fund (as applicable). Failure to provide a current and valid address will result in an interruption of purchases, redemptions or distributions, as described herein. If the United States Post Office or another carrier returns mailings sent to the shareholder as undeliverable, future mailings will be suppressed. Further, under such circumstances, if the shareholder has elected to receive income dividends and capital gains distributions in cash, subsequent distributions will automatically be reinvested back into the shareholder’s account until the address on the account has been updated. In the event a Fund is liquidated, direct account liquidation proceeds may be withheld from distribution pending the receipt of further instructions or until required to be transferred to the applicable state pursuant to applicable unclaimed property laws.
Mail suppression, described above, and a lack of shareholder-initiated activity will impact whether a shareholder’s Fund direct account is subject to escheatment under applicable law.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Shareholders should contact their financial professional or PIMCO at 888.87.PIMCO for further information about state unclaimed property laws and/or to update their address or to generate shareholder-initiated activity in your account(s). For general information about unclaimed property rules, shareholders should visit the National Association of Unclaimed Property Administrators website at www.unclaimed.org. Shareholders may also visit pimco.com/investments/unclaimedproperty for a brief Q&A on the topic.
Deceased Shareholders. If PIMCO receives information confirming that a Fund direct account shareholder is deceased, to protect that shareholder and his or her beneficiaries, any Automatic Investment Plan, Automatic Exchange Plan and Automatic Withdrawal Plan in the account(s) associated with the shareholder will be suspended, and future cash dividends and/or capital gain payments will be reinvested back in such account(s) until such time as the authorized beneficiary or designee provides adequate instructions to the Fund regarding such account. To determine what documentation is needed to transfer ownership of an account, shareholders should contact the transfer agent at 888.87.PIMCO. In the event a Fund is liquidated, direct account liquidation proceeds will be sent to the shareholder of record.
Custodial Risks for Shares Held Through Third-Party Financial Intermediaries
Certain share classes of the Funds are available for purchase directly through the Distributor, in which case the shareholder will be a registered owner of Fund shares as reflected on the Fund’s books and records as maintained by the Transfer Agent.
Alternatively, shares of the Funds are available through broker-dealers, banks or other financial firms that permit their customers to purchase and custody Fund shares through them under nominee arrangements (where the financial firms serve as registered owners of the Fund shares) or under arrangements in which the financial firms may open shareholder accounts and provide instructions to the Fund through the National Securities Clearing Corporation’s Fund/SERV platform. The manner in which these financial firms custody an investor’s Fund shares or the extent to which they may provide instructions to the Fund concerning an investor’s shareholder account with the Fund may vary by firm, including based on its arrangements with the Distributor or PIMCO and their level of participation on Fund/SERV. Shareholders should consult their financial firm for details.
As disclosed above, in some cases, the Distributor or PIMCO have arrangements with financial firms under which they may provide recordkeeping, shareholder services or other services with respect to the Funds, their shares and shareholders. However, these financial firms are not acting as agents of the Fund, the Trust or its Transfer Agent, the Distributor or PIMCO when maintaining custody or control of Fund shares for their customers or providing instructions to the Fund concerning an investor’s shareholder account with the Fund, and their responsibilities are a function of their relationship to their customers and applicable law. None of the Funds, the Trust, PIMCO or the Distributor is responsible for the manner in which any financial firm maintains custody or control of Fund shares on behalf of its customers.
Securities such as Fund shares held in the custody of financial firms may be subject to risks of, among other things, misappropriation, cyber attacks or delays in the availability of such securities if the financial firm becomes subject to a bankruptcy or insolvency proceeding under the Securities Investor Protection Act or other applicable law.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in a Fund account, call PIMCO Funds at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by PIMCO Funds. Alternatively, if your shares are held through a financial institution, please contact the financial institution.
Portfolio Transactions And Brokerage
Investment Decisions and Portfolio Transactions
Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.
PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.
PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Brokerage Commissions Paid
For the fiscal years ended March 31, 2021, 2020 and 2019 (except as otherwise noted below), the following amounts of brokerage commissions were paid by each operational Fund:
Fund	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19
PIMCO All Asset All Authority Fund	$ 59,933	$ 40,663	$ 0
PIMCO All Asset Fund	147,285	58,207	0
PIMCO California Intermediate Municipal Bond Fund	0	0	0
PIMCO California Municipal Bond Fund	156	191	83
PIMCO California Municipal Intermediate Value Fund	0	0	0 *
PIMCO California Municipal Opportunistic Value Fund	0	0	0 *
PIMCO California Short Duration Municipal Income Fund	0	0	0
PIMCO Climate Bond Fund	315	5	0
PIMCO CommoditiesPLUS® Strategy Fund	1,309,191	1,559,022	2,516,273
PIMCO CommodityRealReturn Strategy Fund®	780,831	1,131,944	314,208
PIMCO Credit Opportunities Bond Fund	8,858	12,742	18,435
PIMCO Diversified Income Fund	9,051	28,244	24,159
PIMCO Dynamic Bond Fund	64,719	109,642	83,111

Fund	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19
PIMCO Emerging Markets Bond Fund	30,891	28,999	8,745
PIMCO Emerging Markets Corporate Bond Fund	1,573	1,412	951
PIMCO Emerging Markets Currency and Short-Term Investments Fund	620	7,408	3,302
PIMCO Emerging Markets Full Spectrum Bond Fund	122	0	0
PIMCO Emerging Markets Local Currency and Bond Fund	60	17,465	26,409
PIMCO ESG Income Fund	17	0	0
PIMCO Extended Duration Fund	130,301	184,565	115,242
PIMCO Global Advantage® Strategy Bond Fund	16,491	33,371	44,368
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	60,624	134,793	149,250
PIMCO Global Bond Opportunities Fund (Unhedged)	17,997	35,561	49,229
PIMCO Global Core Asset Allocation Fund	72,443	173,091	201,093
PIMCO GNMA and Government Securities Fund	9,478	1,332	451
PIMCO Government Money Market Fund	0	0	0
PIMCO High Yield Fund	0	0	44,775
PIMCO High Yield Municipal Bond Fund	6,111	18,966	12,217
PIMCO High Yield Spectrum Fund	0	0	0
PIMCO Income Fund	1,780,288	2,940,253	1,660,840
PIMCO Inflation Response Multi-Asset Fund	218,263	268,094	673,843
PIMCO International Bond Fund (U.S. Dollar-Hedged)	405,431	850,190	880,326
PIMCO International Bond Fund (Unhedged)	55,116	119,487	123,961
PIMCO Investment Grade Credit Bond Fund	55,244	160,450	149,736
PIMCO Long Duration Total Return Fund	194,123	475,808	340,803
PIMCO Long-Term Credit Bond Fund	20,330	54,623	51,814
PIMCO Long-Term Real Return Fund	92,879	96,308	39,067
PIMCO Long-Term U.S. Government Fund	70,972	106,296	84,310
PIMCO Low Duration Credit Fund	0	0	0
PIMCO Low Duration ESG Fund	12,398	20,373	22,226
PIMCO Low Duration Fund	406,303	768,333	763,961
PIMCO Low Duration Fund II	20,683	25,258	24,136
PIMCO Low Duration Income Fund	48,750	84,663	63,368
PIMCO Moderate Duration Fund	86,030	205,796	198,557
PIMCO Mortgage Opportunities and Bond Fund	118,837	26,411	43,620
PIMCO Mortgage-Backed Securities Fund	1,927	1,209	392
PIMCO Municipal Bond Fund	4,539	9,445	5,434
PIMCO National Intermediate Municipal Bond Fund	0	0	0
PIMCO National Municipal Intermediate Value Fund	0	0	0 *
PIMCO National Municipal Opportunistic Value Fund	0	0	0 *
PIMCO New York Municipal Bond Fund	2,057	3,124	3,102
PIMCO Preferred and Capital Securities Fund	36,197	8,759	481
PIMCO RAE Fundamental Advantage PLUS Fund	59,811	170,009	177,017
PIMCO RAE PLUS EMG Fund	110,412	342,528	279,758
PIMCO RAE PLUS Fund	62,640	179,497	187,137
PIMCO RAE PLUS International Fund	46,346	62,665	42,382
PIMCO RAE PLUS Small Fund	37,842	19,421	12,423
PIMCO RAE Worldwide Long/Short PLUS Fund	65,850	204,380	193,855
PIMCO Real Return Fund	692,513	621,729	447,274
PIMCO RealEstateRealReturn Strategy Fund	236,895	208,910	206,764
PIMCO Short Asset Investment Fund	68,087	30,147	108,790
PIMCO Short Duration Municipal Income Fund	0	0	0
PIMCO Short-Term Fund	539,777	1,297,895	2,537,305
PIMCO StocksPLUS® Absolute Return Fund	131,173	237,834	183,611

Fund	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19
PIMCO StocksPLUS® Fund	47,778	41,190	33,820
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	138,405	388,732	377,376
PIMCO StocksPLUS® International Fund (Unhedged)	19,385	47,458	165,627
PIMCO StocksPLUS® Long Duration Fund	38,691	39,655	11,072
PIMCO StocksPLUS® Short Fund	121,697	307,518	317,544
PIMCO StocksPLUS® Small Fund	132,702	209,245	193,092
PIMCO Strategic Bond Fund	2,203	2,885	4,077
PIMCO Total Return ESG Fund	38,229	115,156	139,423
PIMCO Total Return Fund	1,566,661	7,133,770	7,953,433
PIMCO Total Return Fund II	13,685	23,266	24,744
PIMCO Total Return Fund IV	12,022	26,730	61,923
PIMCO TRENDS Managed Futures Strategy Fund	935,104	921,522	657,797
*
Represents the period from October 1, 2018 to March 31, 2019. The amounts of brokerage commissions were paid by each Predecessor Gurtin Fund during the period from October 1, 2018 to March 18, 2019.
PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.
As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.  PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities.  Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Trust when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Trust because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them.  In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2021, 2020 and 2019.
The following table sets forth certain information regarding payments from the Funds to the Distributor during the previous fiscal year:
Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Total Brokerage Commissions
$2,845,084.80	$2,673,660.15	$17,567,830.25
Gurtin Portfolio Transactions
As noted above, Gurtin’s policies and procedures address trade aggregation and allocation and are aligned with PIMCO's policies and procedures in this regard. Additionally, given the nature of Gurtin’s investment process and its sub-advised Funds and/or other accounts it manages, Gurtin’s investment management team services are typically applied collectively to the management of all such Funds and/or other accounts following the same strategy.
Investment decisions for any PIMCO Gurtin Fund are made independently from those of the other accounts or funds managed or sub-advised by Gurtin or its affiliates and the PIMCO Gurtin Funds will have no interest in these activities. If, however, such other accounts or funds desire to invest in, or dispose of, the same securities as a PIMCO Gurtin Fund, available investments or opportunities for sales will be allocated equitably to each account or fund in accordance with Gurtin’s allocation policy. In addition, when purchases or sales of the same security for a PIMCO Gurtin Fund and other client accounts managed by Gurtin occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases and sales.
Holdings of Securities of the Trust’s Regular Brokers and Dealers
The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2021.
PIMCO Climate Bond Fund	BNP Paribas Asset Management	$ 438
	Banc of America Securities LLC	304
	Barclays Capital	119
	Credit Suisse Securities (USA) LLC	106
	JPMorgan Chase & Co.	100
	Citigroup Global Markets, Inc.	50

PIMCO CommoditiesPLUS©Strategy Fund	Banc of America Securities LLC	$ 456,973
	JPMorgan Chase & Co.	121,597
	State Street Bank & Trust Co.	40,474
	BNP Paribas Asset Management	18,700
	Morgan Stanley & Co., Inc.	6,675
	Goldman Sachs & Co.	661
	Wells Fargo Securities	230
	Citigroup Global Markets, Inc.	70
PIMCO CommodityRealReturn Strategy Fund©	Banc of America Securities LLC	$ 169,893
	State Street Bank & Trust Co.	68,693
	Nomura Securities International Inc.	45,300
	JPMorgan Chase & Co.	17,279
	Credit Suisse Securities (USA) LLC	13,048
	Citigroup Global Markets, Inc.	11,842
	Goldman Sachs & Co.	5,357
	Wells Fargo Securities	2,130
	Morgan Stanley & Co., Inc.	1,451
	Citigroup Global Markets, Inc.	849
PIMCO Credit Opportunities Bond Fund	Morgan Stanley & Co., Inc.	$ 5,603
	Banc of America Securities LLC	5,320
	Credit Suisse Securities (USA) LLC	4,781
	Citigroup Global Markets, Inc.	2,436
	JPMorgan Chase & Co.	1,489
	Goldman Sachs & Co.	594
PIMCO Diversified Income Fund	Banc of America Securities LLC	$ 83,067
	JPMorgan Chase & Co.	59,436
	Credit Suisse Securities (USA) LLC	36,923
	Barclays Capital	29,070
	Citigroup Global Markets, Inc.	21,549
	Wells Fargo Securities	20,291
	Goldman Sachs & Co.	13,075
	BNP Paribas Asset Management	11,326
	Morgan Stanley & Co., Inc.	8,345
	Nomura Securities International Inc.	4,137
PIMCO Dynamic Bond Fund	Banc of America Securities LLC	$ 98,268
	JPMorgan Chase & Co.	97,759
	Morgan Stanley & Co., Inc.	63,428
	Goldman Sachs & Co.	50,503
	Barclays Capital	42,491
	Citigroup Global Markets, Inc.	33,157
	Credit Suisse Securities (USA) LLC	32,930
	Wells Fargo Securities	16,543
	BNP Paribas Asset Management	8,825
	Nomura Securities International Inc.	6,646
	State Street Bank & Trust Co.	5,159
PIMCO Emerging Markets Bond Fund	Banc of America Securities LLC	$ 7,525
	State Street Bank & Trust Co.	5,253
	Citigroup Global Markets, Inc.	4,490
	Morgan Stanley & Co., Inc.	3,585
	JPMorgan Chase & Co.	2,265
	Credit Suisse Securities (USA) LLC	1,813
	Goldman Sachs & Co.	838

	Nomura Securities International Inc.	541
	Wells Fargo Securities	360
PIMCO Emerging Markets Corporate Bond Fund	JPMorgan Chase & Co.	$ 671
	Citigroup Global Markets, Inc.	488
	Barclays Capital	333
	Banc of America Securities LLC	32
PIMCO Emerging Markets Currency and Short-Term Investments Fund	State Street Bank & Trust Co.	$ 5,192
	Banc of America Securities LLC	2,949
	Credit Suisse Securities (USA) LLC	2,249
	Citigroup Global Markets, Inc.	1,352
	JPMorgan Chase & Co.	1,066
	Morgan Stanley & Co., Inc.	598
	Goldman Sachs & Co.	232
PIMCO Emerging Markets Local Currency and Bond Fund	JPMorgan Chase & Co.	$ 85,886
	State Street Bank & Trust Co.	11,640
	Citigroup Global Markets, Inc.	6,518
	Wells Fargo Securities	2,751
	Credit Suisse Securities (USA) LLC	1,873
	BNP Paribas Asset Management	1,461
	Goldman Sachs & Co.	1,155
	Banc of America Securities LLC	371
	Morgan Stanley & Co., Inc.	127
PIMCO ESG Income Fund	JPMorgan Chase & Co.	$ 1,275
	Banc of America Securities LLC	987
	Barclays Capital	668
	Citigroup Global Markets, Inc.	587
	Goldman Sachs & Co.	446
	Morgan Stanley & Co., Inc.	289
	Wells Fargo Securities	262
	BNP Paribas Asset Management	199
PIMCO Extended Duration Fund	Citigroup Global Markets, Inc.	$ 14,882
	JPMorgan Chase & Co.	14,119
	Banc of America Securities LLC	11,576
	Barclays Capital	2,964
	Goldman Sachs & Co.	2,692
	Wells Fargo Securities	844
	Credit Suisse Securities (USA) LLC	665
PIMCO Global Advantage® Strategy Bond Fund	Banc of America Securities LLC	$ 8,415
	BNP Paribas Asset Management	7,940
	Barclays Capital	6,473
	Credit Suisse Securities (USA) LLC	5,593
	JPMorgan Chase & Co.	5,270
	Morgan Stanley & Co., Inc.	3,819
	Goldman Sachs & Co.	3,532
	Citigroup Global Markets, Inc.	1,107
	Wells Fargo Securities	808
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Banc of America Securities LLC	$ 13,776
	BNP Paribas Asset Management	13,609
	Barclays Capital	13,594

	Morgan Stanley & Co., Inc.	12,635
	Citigroup Global Markets, Inc.	9,315
	Goldman Sachs & Co.	7,647
	JPMorgan Chase & Co.	5,312
	Wells Fargo Securities	5,167
	Credit Suisse Securities (USA) LLC	4,440
	Nomura Securities International Inc.	1,674
PIMCO Global Bond Opportunities Fund (Unhedged)	Banc of America Securities LLC	$ 3,971
	JPMorgan Chase & Co.	3,880
	Barclays Capital	3,766
	Goldman Sachs & Co.	3,057
	BNP Paribas Asset Management	2,011
	Credit Suisse Securities (USA) LLC	1,761
	Morgan Stanley & Co., Inc.	1,303
	Citigroup Global Markets, Inc.	871
	Wells Fargo Securities	671
PIMCO Global Core Asset Allocation Fund	Banc of America Securities LLC	$ 4,386
	JPMorgan Chase & Co.	1,811
	Barclays Capital	777
	Credit Suisse Securities (USA) LLC	709
PIMCO GNMA and Government Securities Fund	JPMorgan Chase & Co.	$ 5,891
	Credit Suisse Securities (USA) LLC	1,801
	Wells Fargo Securities	166
PIMCO Government Money Market Fund	Banc of America Securities LLC	$ 591,300
	JPMorgan Chase & Co.	568,600
	Barclays Capital	250,000
	BNP Paribas Asset Management	163,700
	Citigroup Global Markets, Inc.	96,100
	State Street Bank & Trust Co.	23,702
	Goldman Sachs & Co.	4,800
PIMCO High Yield Fund	BNP Paribas Asset Management	$ 20,312
	Credit Suisse Securities (USA) LLC	17,877
	State Street Bank & Trust Co.	7,494
	JPMorgan Chase & Co.	132
	Morgan Stanley & Co., Inc.	124
	Banc of America Securities LLC	54
	Goldman Sachs & Co.	9
PIMCO Income Fund	Credit Suisse Securities (USA) LLC	$ 17,887,410
	Banc of America Securities LLC	3,230,021
	Citigroup Global Markets, Inc.	2,727,183
	Barclays Capital	2,633,618
	JPMorgan Chase & Co.	2,112,025
	Morgan Stanley & Co., Inc.	965,334
	Goldman Sachs & Co.	606,330
	Wells Fargo Securities	283,677
	Nomura Securities International Inc.	213,957
	State Street Bank & Trust Co.	119,746
	BNP Paribas Asset Management	109,787
PIMCO Inflation Response Multi-Asset Fund	Nomura Securities International Inc.	$ 37,500
	Banc of America Securities LLC	13,692
	State Street Bank & Trust Co.	8,560

	JPMorgan Chase & Co.	5,407
	Credit Suisse Securities (USA) LLC	3,916
	Citigroup Global Markets, Inc.	3,908
	Morgan Stanley & Co., Inc.	2,501
	Barclays Capital	563
	Goldman Sachs & Co.	291
PIMCO International Bond Fund (U.S. Dollar-Hedged)	Barclays Capital	$ 210,447
	Banc of America Securities LLC	127,990
	Morgan Stanley & Co., Inc.	127,684
	Credit Suisse Securities (USA) LLC	94,384
	JPMorgan Chase & Co.	74,629
	Wells Fargo Securities	68,338
	BNP Paribas Asset Management	63,892
	State Street Bank & Trust Co.	48,434
	Citigroup Global Markets, Inc.	48,205
	Goldman Sachs & Co.	47,939
	Nomura Securities International Inc.	17,396
PIMCO International Bond Fund (Unhedged)	Barclays Capital	$ 22,632
	JPMorgan Chase & Co.	17,049
	Credit Suisse Securities (USA) LLC	11,580
	Banc of America Securities LLC	11,152
	BNP Paribas Asset Management	9,468
	Morgan Stanley & Co., Inc.	9,122
	Wells Fargo Securities	8,237
	Goldman Sachs & Co.	5,367
	Citigroup Global Markets, Inc.	2,408
	Nomura Securities International Inc.	939
PIMCO Investment Grade Credit Bond Fund	JPMorgan Chase & Co.	$ 290,020
	Citigroup Global Markets, Inc.	238,618
	Banc of America Securities LLC	234,947
	Wells Fargo Securities	224,641
	Credit Suisse Securities (USA) LLC	219,821
	Goldman Sachs & Co.	208,278
	Barclays Capital	192,340
	Morgan Stanley & Co., Inc.	147,880
	BNP Paribas Asset Management	56,635
	Nomura Securities International Inc.	25,819
	State Street Bank & Trust Co.	13,035
PIMCO Long Duration Total Return Fund	JPMorgan Chase & Co.	$ 52,177
	Banc of America Securities LLC	51,542
	Goldman Sachs & Co.	30,981
	Citigroup Global Markets, Inc.	29,329
	Barclays Capital	24,092
	Wells Fargo Securities	18,134
	Credit Suisse Securities (USA) LLC	14,007
	Morgan Stanley & Co., Inc.	12,157
	Nomura Securities International Inc.	5,882
	BNP Paribas Asset Management	2,368
PIMCO Long-Term Credit Bond Fund	JPMorgan Chase & Co.	$ 40,141
	Banc of America Securities LLC	37,024
	Citigroup Global Markets, Inc.	31,833

	Goldman Sachs & Co.	25,454
	Credit Suisse Securities (USA) LLC	17,873
	Wells Fargo Securities	15,966
	Morgan Stanley & Co., Inc.	9,040
	Nomura Securities International Inc.	7,883
	State Street Bank & Trust Co.	6,585
	BNP Paribas Asset Management	5,380
	Barclays Capital	5,130
PIMCO Long-Term Real Return Fund	Banc of America Securities LLC	$ 21,847
	JPMorgan Chase & Co.	8,810
	Citigroup Global Markets, Inc.	3,016
	Credit Suisse Securities (USA) LLC	2,225
	Wells Fargo Securities	1,826
	Goldman Sachs & Co.	492
	Morgan Stanley & Co., Inc.	434
PIMCO Long-Term U.S. Government Fund	JPMorgan Chase & Co.	$ 6,396
	Citigroup Global Markets, Inc.	5,665
	Banc of America Securities LLC	3,223
	Credit Suisse Securities (USA) LLC	1,161
	Nomura Securities International Inc.	895
PIMCO Low Duration ESG Fund	Banc of America Securities LLC	$ 14,012
	JPMorgan Chase & Co.	11,218
	Citigroup Global Markets, Inc.	4,089
	Barclays Capital	3,542
	Morgan Stanley & Co., Inc.	3,090
	RBC Capital Markets, LLC	2,340
	Credit Suisse Securities (USA) LLC	1,718
	BNP Paribas Asset Management	1,055
	Goldman Sachs & Co.	73
PIMCO Low Duration Fund	Banc of America Securities LLC	$ 201,935
	JPMorgan Chase & Co.	107,264
	Credit Suisse Securities (USA) LLC	56,270
	Barclays Capital	49,950
	Citigroup Global Markets, Inc.	48,561
	Wells Fargo Securities	35,524
	Goldman Sachs & Co.	31,763
	State Street Bank & Trust Co.	26,772
	Morgan Stanley & Co., Inc.	8,073
	Nomura Securities International Inc.	1,249
PIMCO Low Duration Fund II	Banc of America Securities LLC	$ 3,831
	Goldman Sachs & Co.	3,470
	JPMorgan Chase & Co.	2,021
	Morgan Stanley & Co., Inc.	2,004
	Wells Fargo Securities	1,524
	Citigroup Global Markets, Inc.	1,391
	Wells Fargo Securities	1,124
	Credit Suisse Securities (USA) LLC	23
PIMCO Low Duration Income Fund	Banc of America Securities LLC	$ 171,389
	JPMorgan Chase & Co.	147,416
	Barclays Capital	125,393
	Credit Suisse Securities (USA) LLC	75,190
	Nomura Securities International Inc.	71,151

	Goldman Sachs & Co.	47,000
	State Street Bank & Trust Co.	33,560
	Wells Fargo Securities	24,112
	Citigroup Global Markets, Inc.	23,067
	Morgan Stanley & Co., Inc.	17,570
	BNP Paribas Asset Management	12,315
PIMCO Moderate Duration Fund	Banc of America Securities LLC	$ 35,051
	JPMorgan Chase & Co.	24,035
	Barclays Capital	15,980
	Wells Fargo Securities	12,341
	Goldman Sachs & Co.	11,961
	Citigroup Global Markets, Inc.	9,370
	Credit Suisse Securities (USA) LLC	7,076
	Nomura Securities International Inc.	4,095
	BNP Paribas Asset Management	3,692
	Morgan Stanley & Co., Inc.	1,959
PIMCO Mortgage Opportunities and Bond Fund	Banc of America Securities LLC	$ 264,773
	JPMorgan Chase & Co.	250,819
	Goldman Sachs & Co.	109,682
	Morgan Stanley & Co., Inc.	106,864
	Citigroup Global Markets, Inc.	99,825
	Credit Suisse Securities (USA) LLC	61,114
	Wells Fargo Securities	43,474
	Barclays Capital	19,424
	State Street Bank & Trust Co.	8,320
	Nomura Securities International Inc.	772
PIMCO Mortgage-Backed Securities Fund	Banc of America Securities LLC	$ 4,194
	Citigroup Global Markets, Inc.	2,195
	Goldman Sachs & Co.	1,209
	Morgan Stanley & Co., Inc.	1,179
	JPMorgan Chase & Co.	789
	Credit Suisse Securities (USA) LLC	670
PIMCO Municipal Bond Fund	State Street Bank & Trust Co.	$ 5,043
PIMCO Preferred and Capital Securities Fund	Wells Fargo Securities	$ 102,347
	Citigroup Global Markets, Inc.	80,346
	State Street Bank & Trust Co.	78,225
	Banc of America Securities LLC	75,030
	JPMorgan Chase & Co.	71,705
	Goldman Sachs & Co.	70,677
	Credit Suisse Securities (USA) LLC	57,022
	Barclays Capital	56,589
	Morgan Stanley & Co., Inc.	39,092
	BNP Paribas Asset Management	25,643
PIMCO RAE Fundamental Advantage PLUS Fund	JPMorgan Chase & Co.	$ 17,526
	Citigroup Global Markets, Inc.	16,124
	Barclays Capital	12,993
	Banc of America Securities LLC	12,502
	Wells Fargo Securities	10,768
	Credit Suisse Securities (USA) LLC	4,690
	Goldman Sachs & Co.	3,112
	Nomura Securities International Inc.	2,850
	Morgan Stanley & Co., Inc.	1,768

	BNP Paribas Asset Management	421
PIMCO RAE PLUS EMG Fund	Banc of America Securities LLC	$ 27,570
	JPMorgan Chase & Co.	16,697
	Goldman Sachs & Co.	13,068
	Citigroup Global Markets, Inc.	10,938
	Credit Suisse Securities (USA) LLC	5,095
	Morgan Stanley & Co., Inc.	4,951
	Barclays Capital	4,949
PIMCO RAE PLUS Fund	Banc of America Securities LLC	$ 117,292
	JPMorgan Chase & Co.	75,187
	Barclays Capital	13,430
	Citigroup Global Markets, Inc.	13,265
	State Street Bank & Trust Co.	11,524
	Credit Suisse Securities (USA) LLC	8,280
	Wells Fargo Securities	8,189
	Morgan Stanley & Co., Inc.	6,138
	Goldman Sachs & Co.	4,617
	Nomura Securities International Inc.	53
PIMCO RAE PLUS International Fund	Banc of America Securities LLC	$ 17,816
	JPMorgan Chase & Co.	17,682
	Wells Fargo Securities	14,811
	Citigroup Global Markets, Inc.	11,220
	Morgan Stanley & Co., Inc.	10,988
	Barclays Capital	10,242
	Credit Suisse Securities (USA) LLC	5,798
	Goldman Sachs & Co.	5,605
	BNP Paribas Asset Management	1,151
	Nomura Securities International Inc.	192
PIMCO RAE PLUS Small Fund	Morgan Stanley & Co., Inc.	$ 13,940
	Banc of America Securities LLC	12,726
	JPMorgan Chase & Co.	12,092
	Citigroup Global Markets, Inc.	7,160
	Goldman Sachs & Co.	6,015
	Credit Suisse Securities (USA) LLC	5,956
	Barclays Capital	2,582
	Wells Fargo Securities	1,256
	Nomura Securities International Inc.	1,234
PIMCO RAE Worldwide Long/Short PLUS Fund	Banc of America Securities LLC	$ 70,289
	JPMorgan Chase & Co.	35,289
	BNP Paribas Asset Management	25,000
	Wells Fargo Securities	16,395
	Morgan Stanley & Co., Inc.	12,096
	State Street Bank & Trust Co.	9,548
	Barclays Capital	8,254
	Citigroup Global Markets, Inc.	7,520
	Credit Suisse Securities (USA) LLC	7,069
	Goldman Sachs & Co.	3,476
	Nomura Securities International Inc.	2,128
PIMCO Real Return Fund	Banc of America Securities LLC	$ 87,017
	JPMorgan Chase & Co.	55,527
	Citigroup Global Markets, Inc.	31,943
	Credit Suisse Securities (USA) LLC	18,584

	Goldman Sachs & Co.	9,298
	State Street Bank & Trust Co.	7,356
	Nomura Securities International Inc.	4,642
	Wells Fargo Securities	3,598
	Morgan Stanley & Co., Inc.	1,150
PIMCO RealEstateRealReturn Strategy Fund	Banc of America Securities LLC	$ 18,302
	Citigroup Global Markets, Inc.	4,670
	Credit Suisse Securities (USA) LLC	1,568
	JPMorgan Chase & Co.	1,041
	Goldman Sachs & Co.	807
	Wells Fargo Securities	590
PIMCO Short Asset Investment Fund	Barclays Capital	$ 75,460
	Wells Fargo Securities	46,650
	Citigroup Global Markets, Inc.	38,276
	Credit Suisse Securities (USA) LLC	36,055
	Goldman Sachs & Co.	29,037
	JPMorgan Chase & Co.	11,807
	State Street Bank & Trust Co.	5,458
	Banc of America Securities LLC	3,646
PIMCO Short-Term Fund	Goldman Sachs & Co.	$ 185,454
	JPMorgan Chase & Co.	138,616
	Wells Fargo Securities	126,652
	Nomura Securities International Inc.	123,544
	Citigroup Global Markets, Inc.	122,539
	Barclays Capital	111,598
	Credit Suisse Securities (USA) LLC	94,764
	Banc of America Securities LLC	78,685
	Morgan Stanley & Co., Inc.	38,207
	State Street Bank & Trust Co.	5,051
	BNP Paribas Asset Management	1,392
PIMCO StocksPLUS® Absolute Return Fund	JPMorgan Chase & Co.	$ 136,087
	Banc of America Securities LLC	41,683
	Wells Fargo Securities	20,952
	Citigroup Global Markets, Inc.	18,391
	Barclays Capital	17,886
	Morgan Stanley & Co., Inc.	14,735
	Goldman Sachs & Co.	11,571
	State Street Bank & Trust Co.	5,206
	Credit Suisse Securities (USA) LLC	4,160
	Nomura Securities International Inc.	2,794
PIMCO StocksPLUS® Fund	Banc of America Securities LLC	$ 110,632
	JPMorgan Chase & Co.	82,946
	Goldman Sachs & Co.	9,392
	Citigroup Global Markets, Inc.	7,428
	Credit Suisse Securities (USA) LLC	5,573
	Barclays Capital	4,002
	Wells Fargo Securities	3,191
	Morgan Stanley & Co., Inc.	132
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	JPMorgan Chase & Co.	$ 39,140
	Banc of America Securities LLC	36,798
	Goldman Sachs & Co.	35,156

	Barclays Capital	34,463
	Citigroup Global Markets, Inc.	27,771
	Credit Suisse Securities (USA) LLC	6,934
	Morgan Stanley & Co., Inc.	6,461
	Nomura Securities International Inc.	4,166
PIMCO StocksPLUS® International Fund (Unhedged)	Banc of America Securities LLC	$ 12,973
	JPMorgan Chase & Co.	8,008
	Wells Fargo Securities	6,697
	Morgan Stanley & Co., Inc.	2,679
	Barclays Capital	2,126
	Citigroup Global Markets, Inc.	1,110
	Goldman Sachs & Co.	939
	Credit Suisse Securities (USA) LLC	809
	Nomura Securities International Inc.	1
PIMCO StocksPLUS® Long Duration Fund	Credit Suisse Securities (USA) LLC	$ 11,110
	JPMorgan Chase & Co.	10,539
	Citigroup Global Markets, Inc.	9,304
	Morgan Stanley & Co., Inc.	9,236
	Banc of America Securities LLC	8,429
	Wells Fargo Securities	8,062
	Barclays Capital	7,856
	Goldman Sachs & Co.	4,047
	Nomura Securities International Inc.	1,394
	BNP Paribas Asset Management	504
PIMCO StocksPLUS® Short Fund	Morgan Stanley & Co., Inc.	$ 15,298
	Citigroup Global Markets, Inc.	9,841
	JPMorgan Chase & Co.	8,591
	Goldman Sachs & Co.	7,677
	Banc of America Securities LLC	6,218
	Credit Suisse Securities (USA) LLC	1,170
	Barclays Capital	778
	Wells Fargo Securities	421
	Nomura Securities International Inc.	25
PIMCO StocksPLUS® Small Fund	JPMorgan Chase & Co.	$ 30,439
	Banc of America Securities LLC	23,034
	Wells Fargo Securities	16,739
	Goldman Sachs & Co.	14,782
	Morgan Stanley & Co., Inc.	14,369
	Barclays Capital	12,667
	Citigroup Global Markets, Inc.	10,678
	Nomura Securities International Inc.	4,908
	Credit Suisse Securities (USA) LLC	4,364
PIMCO Strategic Bond Fund	JPMorgan Chase & Co.	$ 3,278
	Barclays Capital	1,351
	Credit Suisse Securities (USA) LLC	1,239
	Goldman Sachs & Co.	1,137
	Banc of America Securities LLC	980
	BNP Paribas Asset Management	678
	Morgan Stanley & Co., Inc.	581
	Wells Fargo Securities	524
	Citigroup Global Markets, Inc.	202

PIMCO Total Return ESG Fund	JPMorgan Chase & Co.	$ 35,024
	Banc of America Securities LLC	28,808
	Citigroup Global Markets, Inc.	25,534
	Morgan Stanley & Co., Inc.	25,389
	Barclays Capital	20,848
	Goldman Sachs & Co.	7,873
	Credit Suisse Securities (USA) LLC	3,762
PIMCO Total Return Fund	Credit Suisse Securities (USA) LLC	$ 3,186,216
	Morgan Stanley & Co., Inc.	955,659
	Banc of America Securities LLC	845,917
	JPMorgan Chase & Co.	780,318
	Citigroup Global Markets, Inc.	670,865
	Barclays Capital	644,905
	Goldman Sachs & Co.	337,375
	BNP Paribas Asset Management	296,080
	Wells Fargo Securities	249,067
	Nomura Securities International Inc.	67,746
	State Street Bank & Trust Co.	33,543
PIMCO Total Return Fund II	JPMorgan Chase & Co.	$ 14,029
	Morgan Stanley & Co., Inc.	12,044
	Banc of America Securities LLC	8,245
	Wells Fargo Securities	6,419
	State Street Bank & Trust Co.	5,072
	Citigroup Global Markets, Inc.	4,960
	Barclays Capital	4,939
	Goldman Sachs & Co.	4,342
	Credit Suisse Securities (USA) LLC	1,054
PIMCO Total Return Fund IV	Morgan Stanley & Co., Inc.	$ 15,635
	Wells Fargo Securities	13,386
	JPMorgan Chase & Co.	9,230
	Banc of America Securities LLC	5,820
	Goldman Sachs & Co.	4,944
	Credit Suisse Securities (USA) LLC	4,122
	Citigroup Global Markets, Inc.	3,498
	Barclays Capital	3,467
	BNP Paribas Asset Management	1,477
PIMCO TRENDS Managed Futures Strategy Fund	JPMorgan Chase & Co.	$ 10,900
	Credit Suisse Securities (USA) LLC	3,102
	Citigroup Global Markets, Inc.	2,008
	Wells Fargo Securities	500
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by a Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which generally would be taxed at ordinary income tax rates when distributed to shareholders).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that a Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the Prospectuses under the caption “Financial Highlights.”
The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Inflation Response Multi-Asset Fund), which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains which generally would be taxed at ordinary income tax rates when distributed to shareholders.
The PIMCO All Asset All Authority Fund, PIMCO All Asset Fund, PIMCO Climate Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund, and PIMCO TRENDS Managed Futures Strategy Fund each experienced an increased portfolio turnover rate compared to its prior year. These Funds’ trading activity increased during the period ended March 31, 2021, when purchase or sales of Fund shares increased as compared to the prior period ended March 31, 2020.
Disclosure of Portfolio Holdings
Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. PIMCO serves as investment adviser to various funds, including exchange-traded funds, that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. For example, portfolio holdings for PIMCO advised actively managed exchange-traded funds are required, by the terms of the applicable SEC exemptive relief, to be publicly disclosed each business day. Similarly, PIMCO serves as an investment adviser to separate accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and the separate account holdings that are disclosed to the client or others under the terms of the client’s investment management agreement could be similar or identical to Fund holdings and could be disclosed to such clients more frequently than Fund portfolio holdings are publicly disclosed. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.
Monitoring and Oversight.   The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.
Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.
Quarterly Disclosure.   The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-888-87-PIMCO (1-888-877-4626). Except as provided below under “Disclosure of Portfolio Holdings—Monthly/Weekly Disclosure,” this information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with and made publicly available by with the SEC on Form N-PORT, which will occur on or about the sixtieth day after a fiscal quarter’s end.
The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov.
Monthly/Weekly Disclosure.   The PIMCO Short Asset Investment Fund will publicly disclose the complete schedule of the Fund’s holdings, as reported on a month-end basis, free of charge in a manner determined by PIMCO. This information will be available no earlier than five days after such month-end. If the fifth day falls on a weekend or other non-business day, such information will be made available on the following business day.
The PIMCO Government Money Market Fund will publicly disclose the complete schedule of the Fund’s holdings, as reported on a week-end basis, free of charge in a manner determined by PIMCO. This information will be available no earlier than five days after such week-end. If the fifth day falls on a weekend or other non-business day, such information will be made available on the following business day.
Generally, the PIMCO Short Asset Investment and PIMCO Government Money Market Funds will disclose their respective portfolio holdings as permitted according to the preceding two paragraphs. However, from time to time, the portfolio manager(s) of a Fund may determine that it is in the Fund’s best interest not to disclose this information pursuant to the schedule set forth above. In such a case, the portfolio manager(s) must provide a written explanation to the Fund’s CCO as to why the portfolio manager(s) believe(s) it is in the best interests of the Fund to not make the disclosure at that time. The CCO or his or her designee shall determine whether to withhold the issuance of the Fund’s portfolio holdings information. The past performance of a particular holding or of a Fund’s portfolio relative to similar funds shall not be a factor in making this determination.
If the CCO or his or her designee determines not to disclose the Fund’s portfolio holdings as of a particular date pursuant to the schedule set forth above, no new portfolio holdings information for the Fund shall be disclosed as of that date. The Fund may continue to disclose portfolio holdings information from the prior period, provided that the date of such information is disclosed.
Defaulted/Distressed Securities.   PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at www.pimco.com/investments, the Distributor’s website at www.pimco.com/investments, or by similar means.
Confidential Dissemination of Portfolio Holdings Information.   No disclosure of non-public portfolio holdings information may be made to any third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with (i) the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender; (ii) portfolio managers of PIMCO-sponsored funds of funds; (iii) PIMCO affiliates, service providers to PIMCO or service providers to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Fund; (iv) and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on information such as non-public portfolio holdings, imposed by law and/or contract.
Each Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public portfolio holdings information to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, banks or other third parties providing financing to a Fund, certain platform providers, investment management trade associations and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Funds as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public portfolio holdings information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy. PIMCO currently has an ongoing arrangement to distribute non-public portfolio holdings information for the PIMCO Government Money Market Fund to Moody’s solely for the purpose of Moody’s rating the Fund.
The distribution of non-public portfolio holdings information pursuant to the foregoing paragraph must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees, advisors, representatives, and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.
A Fund or PIMCO may also, to the extent permitted under applicable law, confirm the absence of one or more particular portfolio holdings to third parties that have a legitimate business purpose in receiving such information, to the extent such information relates to compliance by a Fund with a legal or regulatory requirement. Disclosure of such information does not constitute disclosure of portfolio holdings information under the Disclosure Policy.
Non-Specific Information.   Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.
Model Portfolios and Indexes.   Certain Funds (the “Index-Replicating Funds”) may obtain exposure to one or more proprietary model portfolios or market capitalization indexes by investing primarily in swaps or other derivatives based on such model portfolio(s) or index(es). Certain disclosures regarding the composition of the model portfolio(s) or index(es) are not considered “portfolio holdings information” for purposes of the Disclosure Policy. In particular, the Index Replicating Funds may publicly disclose the ten largest holdings of the model portfolio or index as of the last calendar day of each month, but not earlier than the tenth business day of the subsequent month.
Required Disclosures.   No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Fund’s current or past portfolio holdings.
Large Trade Notifications
A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

Net Asset Value
Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. All Funds’ net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the PIMCO Government Money Market Fund may close trading early and determine net asset value as of an earlier time.
For all Funds other than the PIMCO Government Money Market Fund, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the PIMCO Government Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.
The SEC’s regulations require the PIMCO Government Money Market Fund to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. The Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.
Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class C or Class C-2 shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class C and Class C-2 shares, respectively.

Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.
Taxation
The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.
Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify for tax treatment as a regulated investment company, each Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (iii) distribute in each taxable year dividends of an amount at least equal to the sum of (a) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses), determined without regard to any deduction for dividends paid; and (b) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
As described in the applicable Prospectuses, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income (collectively, the “Notes Rulings”). Each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Commodities Subsidiary (as discussed below). The IRS recently issued a revenue procedure which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with the issuance of this revenue procedure, the IRS has revoked the Notes Rulings.
As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” certain Funds intend to invest a portion of their assets in a wholly-owned subsidiary of such Funds organized under the laws of the Cayman Islands (a “Commodities Subsidiary”), each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income.  The IRS recently issued final regulations that treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or if the includable income was derived with respect to the Fund’s business of investing in stocks and securities. The Subsidiary may pay such a distribution to a Fund at any time. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation or court decisions will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to determine that income derived from investments in the Subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation or court decisions were to adversely affect the tax treatment of Fund investments, certain Funds, including the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds did not qualify as a regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment companies, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Core Asset Allocation, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor is Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or would be subject to tax as such.
In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.
Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommoditiesPLUS® Strategy Fund will be treated as a “U.S. shareholder” of the CPS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® will be treated as a “U.S. shareholder” of the CRRS Subsidiary, the PIMCO Global Core Asset Allocation Fund will be treated as a “U.S. shareholder” of the GCAA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund will be treated as a “U.S. shareholder” of the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund will be treated as a “U.S. shareholder” of the MF Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,”

whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income and realized gains and mark-to-market gains will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Each Fund may pay distributions more frequently than annually in varying amounts including special distributions reflecting net profits if any from a Fund’s wholly-owned subsidiary if applicable. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Distributions
Each Municipal Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each quarter of each taxable year so that dividends derived from its net interest income on Municipal Bonds and so reported by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. Other Funds that have at least 50% of their assets invested in other Funds at the end of each quarter may also be eligible to pay exempt-interest dividends. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains generally would be taxed as ordinary income and any distribution of capital gain dividends generally would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid by a Fund for a taxable year constituting “exempt-interest dividends” will be reported after the end of each calendar year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during such year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.
In order for the PIMCO California Intermediate Municipal Bond Fund, the PIMCO California Municipal Bond Fund, the PIMCO California Municipal Intermediate Value Fund, the PIMCO California Municipal Opportunistic Value Fund and the PIMCO California Short Duration Municipal Income Fund (collectively, the “California Municipal Funds”) to distribute exempt-interest dividends for purposes of the California personal income tax, at least 50% of the value a California Municipal Fund’s total assets at the end of each quarter of each taxable year must consist of California state or local obligations and/or U.S. federal obligations, the interest from which is exempt from California personal income taxation. If a California Municipal Fund qualifies to distribute exempt-interest dividends and reports these distributions as such to California Municipal Fund shareholders, all distributions of such California Municipal Fund attributable to interest income earned on such California state or local obligations and/or U.S. federal obligations for the taxable year of the California Municipal Fund will be exempt from California personal income tax.
Shareholders of the PIMCO New York Municipal Bond Fund (the “New York Municipal Fund”) will be entitled to exclude any portion of any distributions made by the New York Municipal Fund that is attributable to interest earned by the New York Municipal Fund on federally tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); obligations of the U.S. and its possessions from their gross income, but only if, at the close of each quarter of the New York Municipal Fund’s taxable year, at least 50% of the value of the New York Municipal Fund’s total assets consist of obligations of the U.S. and its possessions and the Fund properly reports the income from such obligations; or obligations of any authority, commission, or instrumentality of the U.S. to the extent U.S. federal law exempts such interest from state or local income taxation.
Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.
Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and generally must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.
Although all or a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by certain U.S. corporations and/or the reduced tax rate for individuals and other noncorporate taxpayers on certain “qualified dividend income,” it is not expected that any such portion would be significant. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals and other noncorporate taxpayers on certain “qualified dividend income.” Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. In this case, amounts derived by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or the deduction for dividends received by certain corporations.

In taxable years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.
Investors considering buying Fund shares just prior to a dividend or capital gain distribution should be aware that the forthcoming dividend or distribution will effectively be a return of part of their investment in the Fund but that such dividend or distribution may nevertheless be taxable to them.
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable investment company taxable income or net capital gains to shareholders.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
Sales of Shares
Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.
Your financial intermediary or the Funds (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Fund positions for all of your accounts as well as to all future Funds added, unless otherwise indicated by you.
Mutual fund shares acquired prior to January 1, 2012, are not covered by cost basis regulations. When available, average cost will be reported to shareholders who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.
When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedents portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.
If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
Potential Pass-Through of Tax Credits
If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, as amended, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.
Backup Withholding
A Fund may be required to withhold up to 24% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.
Options, Futures, Forward Contracts, and Swap Agreements
Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating a Fund’s taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of a Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by a Fund.
Short Sales
Certain Funds, particularly the PIMCO RAE Fundamental Advantage PLUS and PIMCO StocksPLUS® Short Funds, may engage in short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Passive Foreign Investment Companies
Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, a Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
Each Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distribuitons, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior taxable years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and generally will be taxed to shareholders either as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Foreign Currency Transactions
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments or contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument, security or contract and the date of disposition also are treated as ordinary gain or loss. These foreign currency gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. A Fund's foreign currency losses are generally treated as realized losses for reporting purposes but may decrease a fund's taxable income and may cause a Fund's distributions to shareholders to be reported as returns of capital for income tax purposes.
Foreign Taxation
Income and gains recognized by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. A Fund of Funds may also be eligible to make this election. If this election is made, a shareholder subject to tax generally will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether any foreign income or related foreign taxes paid by the Fund will “pass-through” for that taxable year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed a shareholder’s U.S. tax attributable to such shareholder’s total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. Furthermore, any amounts received by a Fund in place of dividends earned and any related withholding taxes incurred on a security while such security was subject to a securities loan, respectively, will not qualify as foreign income and will not qualify as a foreign tax paid by such Fund and, therefore, will not be able to be passed through to shareholders even if the Fund satisfies the requirements described above. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.
Original Issue Discount and Market Discount
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.
Investments in REITs and REMICs
Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow a Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

As discussed above, a Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company earning excess inclusion income, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Uncertain Tax Consequences
A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.
Constructive Sales
Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, a Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.
IRAs and Other Retirement Plans
If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or other retirement plan prior to age 59 1/2. Certain minimum distribution requirements may also apply to IRAs or other retirement plans that, among other things, require you to begin receiving distributions by April 1 of the year following the calendar year in which you reach age 72. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Non-U.S. Shareholders
Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax.
A Fund may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. The sale or other disposition of a U.S. real property interest (“USRPI”) by a Fund, a U.S. REIT, or a U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act, as amended (“FIRPTA”), makes non-U.S. persons subject to U.S. tax on the sale or other disposition of a USRPI as if such person was a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain regulated investment companies received from U.S. REITs. Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPIs, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and any related tax withholding.
A Fund is generally able to report certain distributions to non-U.S. shareholders as being derived from certain net interest income or net short-term capital gains and such reported distributions are generally not subject to U.S. tax withholding. However, distributions that are derived from other sources, such as dividends on corporate stock, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs, would still be subject to U.S. tax withholding when distributed to non-U.S. shareholders. Moreover, in the case of Fund shares held through an intermediary, the intermediary may have withheld amounts even if a Fund reported all or a portion of a distribution as exempt from U.S. tax withholding. Affected non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. There can be no assurance as to the amount of distributions that would not be subject to U.S. tax withholding when paid to non-U.S. shareholders.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.
Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 40% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.
The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.
Other Taxation
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Other Information
Capitalization
The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.01 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.
Information on PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2021. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administrative fee charges.

Total Return for Periods Ended December 31, 2020†
Fund	Class*	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	Institutional Return Before Taxes	7.31%	4.78%	5.04%	6.30%	10/2/1995	2/25/1998
	Institutional Return After Taxes on Distributions†	6.31%	3.58%	3.40%	4.04%
	Institutional Return After Taxes on Distributions and Sale of Fund Shares†	4.30%	3.16%	3.20%	3.97%
	I-2 Return Before Taxes	7.20%	4.68%	4.93%	6.19%		4/30/2008
	Admin Class Return Before Taxes	7.04%	4.52%	4.78%	6.03%		9/30/2003
	Class A Return Before Taxes	6.93%	4.41%	4.67%	5.90%		10/2/1995
	Class A Return After Taxes on Distributions†	6.09%	3.37%	3.18%	3.80%
	Class A Return After Taxes on Distributions and Sale of Fund Shares†	4.09%	2.94%	2.98%	3.73%
	Class C Return Before Taxes	6.13%	3.64%	3.89%	5.11%		10/2/1995
(†)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class C shares will vary.
(*)
Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administrative fee charges, which are lower for Institutional Class shares (at a differential of 0.15% per annum).
Note also that, prior to January 17, 1997, Class A, Class C shares of the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A and C Prospectus, for periods subsequent to January 17, 1997, Class A and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A and Class C shares. Under the current fee structure, the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.
The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).
Total Return for Periods Ended December 31, 2020 (with no adjustment for operating expenses of the Institutional Class for periods prior to its Inception Date)
Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	Institutional	7.31%	4.78%	5.04%	6.26%
Voting Rights
Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Core Asset Allocation and PIMCO Inflation Response Multi-Asset Funds will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund. If such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal, or if such Fund’s shareholders are not solicited for their vote on the same proposal, such Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.
Control Persons and Principal Holders of Securities
As of July 13, 2021, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:
FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	91469975.16	7.8

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	78898362.06		6.73
PIMCO ALL ASSET INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	331873848.56	*	28.3
PIMCO TOTAL RETURN INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	517303272.21		10.04
PIMCO TOTAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2023800045.64	*	39.27
PIMCO TOTAL RETURN INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	332942314.77		6.46
PIMCO LOW DURATION INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	95084327.83		17.73

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	47462292.21	8.85
PIMCO LOW DURATION INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	77433248.35	14.44
PIMCO LOW DURATION INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	32241048.92	6.01
PIMCO SHORT-TERM INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	207533757.04	17.66
PIMCO SHORT-TERM INST	INST		HIGHLAND EQUITY PLUS FUND 12 GILL ST STE 2600, WOBURN MA 01801-1729	69614844.34	5.92
PIMCO SHORT-TERM INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	97508048.74	8.3
PIMCO SHORT-TERM INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	266043944.9	22.64
PIMCO MUNICIPAL BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	9767897.94	12.88

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MUNICIPAL BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	36079646.51	*	47.58
PIMCO MUNICIPAL BOND INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7678276.85		10.13
PIMCO MUNICIPAL BOND INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	3799525.33		5.01
PIMCO MUNICIPAL BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	7187534.25		9.48
PIMCO COMMODITYREAL- RETURN STRAT INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	91532677.4		17.77
PIMCO COMMODITYREAL- RETURN STRAT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	101094028.44		19.62
PIMCO COMMODITYREAL- RETURN STRAT INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533, MINNEAPOLIS MN 55480-1533	31543809.23		6.12
PIMCO COMMODITYREAL- RETURN STRAT INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	36668905.93		7.12

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS ABSOLUTE RETURN INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4769658.88		5.68
PIMCO STOCKSPLUS ABSOLUTE RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	40496613.25	*	48.23
PIMCO STOCKSPLUS ABSOLUTE RETURN INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5294237.35		6.3
PIMCO STOCKSPLUS ABSOLUTE RETURN INST	INST	**	STATE STREET AS CUST FBO SOUTH DAKOTA HIGHER EDUCATION TR SELECT PIMCO STOCKSPLUS TR FD INV PORT 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	6492285.4		7.73
PIMCO STOCKSPLUS ABSOLUTE RETURN INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	5596745.55		6.67
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	1327625.33		5.4
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	5181170.96		21.08
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	3221791.76		13.11

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	7067268.35	*	28.76
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1994496.95		8.12
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	2009547.57		8.18
PIMCO SHORT DURATION MUNI INCOME INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2546939.19		10.36
PIMCO CA INTERMEDIATE MUNI BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	9259614.3	*	56.53
PIMCO CA INTERMEDIATE MUNI BOND INST	INST	**	MARIL & CO FBO XX C/O RELIANCE TRUST COMPANY WI MAILCODE: BDXN - ATTN: MF 4900 W BROWN DEER RD, MILWAUKEE WI 53223-2422	4132540.35	*	25.23
PIMCO NEW YORK MUNICIPAL BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	5260061.48	*	32.52

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO NEW YORK MUNICIPAL BOND INST	INST		JP MORGAN TRUST COMPANY OF DELAWARE AS TRUSTEE THE FXBET EXEMPT TRUST UA DTD XX-XX-XXXX 500 STANTON CHRISTIANA RD, NEWARK DE 19713-2105	906271.6		5.6
PIMCO NEW YORK MUNICIPAL BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4261144.57	*	26.35
PIMCO NEW YORK MUNICIPAL BOND INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1398402.84		8.65
PIMCO NEW YORK MUNICIPAL BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2341300.7		14.48
PIMCO INVESTMENT GRADE CREDIT BD INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	108729009.99		11.51
PIMCO INVESTMENT GRADE CREDIT BD INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	349122931.05	*	36.97
PIMCO LONG-TERM REAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5731648.11		9.29

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM REAL RETURN INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	10211294.46		16.55
PIMCO LONG-TERM REAL RETURN INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	23470190.35	*	38.04
PIMCO LONG-TERM US GOVERNMENT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	11771015.8		12.31
PIMCO LONG-TERM US GOVERNMENT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	10227977.33		10.7
PIMCO LONG-TERM US GOVERNMENT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	31294024.12	*	32.74
PIMCO GLOBAL BOND OPP (UNHEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2945580.42		21.07
PIMCO GLOBAL BOND OPP (UNHEDGED) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2938891.56		21.02
PIMCO GLOBAL BOND OPP (UNHEDGED) INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	707240.9		5.06

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BOND OPP (UNHEDGED) INST	INST	**	VFTC FBO PERRIGO COMPANY PROFIT SHARING AND INVESTMENT PLAN RCP MODERATE 100 VANGUARD BLVD, MALVERN PA 19355-2331	1281321.17		9.17
PIMCO INTL BOND (USD-HEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	244951333.32	*	31.74
PIMCO INTL BOND (USD-HEDGED) INST	INST	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	40587334.76		5.26
PIMCO INTL BOND (USD-HEDGED) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	160150166.48		20.75
PIMCO INTL BOND (USD-HEDGED) INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	46456616.21		6.02
PIMCO INTL BOND (USD-HEDGED) INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	59315266.78		7.69
PIMCO STOCKSPLUS INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	118432367.47	*	87.07
PIMCO STOCKSPLUS INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	7137977.26		5.25

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN ESG INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	14692760.08	7.47
PIMCO TOTAL RETURN ESG INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	23559625.64	11.98
PIMCO TOTAL RETURN ESG INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	17567543.34	8.94
PIMCO TOTAL RETURN ESG INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	37544905.06	19.1
PIMCO TOTAL RETURN ESG INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533, MINNEAPOLIS MN 55480-1533	13188381.97	6.71
PIMCO TOTAL RETURN ESG INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	11533840.3	5.87
PIMCO DIVERSIFIED INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	28111897.59	7.15
PIMCO DIVERSIFIED INCOME INST	INST		MAC & CO A/C XXXXXX ATTN MUTUAL FUND OPS, PO BOX 3198, PITTSBURGH PA 15230-3198	28169306.66	7.17

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DIVERSIFIED INCOME INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	92630131.74		23.57
PIMCO DIVERSIFIED INCOME INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	56364092.62		14.34
PIMCO LOW DURATION II INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	9319466.3		21.22
PIMCO LOW DURATION II INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	6356897.95		14.48
PIMCO LOW DURATION II INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	11011013.6	*	25.07
PIMCO LOW DURATION II INST	INST	**	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY, LOCATION-C1N, WINDSOR CT 06095	2534629.5		5.77
PIMCO LOW DURATION II INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533, MINNEAPOLIS MN 55480-1533	4619094.36		10.52

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	78768463.93		7.74
PIMCO HIGH YIELD INST	INST	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	112578616.68		11.06
PIMCO HIGH YIELD INST	INST	**	FUBON LIFE INSURANCE CO LTD 9F 108 SECTION 1 TUN HWA S ROAD, TAIPEI TAIWAN 10557	52544169.66		5.16
PIMCO HIGH YIELD INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	63291390.66		6.22
PIMCO HIGH YIELD INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	342607101.76	*	33.66
PIMCO HIGH YIELD INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	59755435.73		5.87
PIMCO HIGH YIELD INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533, MINNEAPOLIS MN 55480-1533	54505029.18		5.35
PIMCO MODERATE DURATION INST	INST		ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 898975, 500 GRANT STREET ROOM 151-1010, PITTSBURGH PA 15219-2502	8809032.08		6.05
PIMCO MODERATE DURATION INST	INST		KEYBANK NA SRP-MIC AGE XX-XX FUND PRI USD XXXXXXX.X PO BOX 94871, CLEVELAND OH 44101-4871	9373282.48		6.43

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MODERATE DURATION INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	30290596.32		20.79
PIMCO MODERATE DURATION INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533, MINNEAPOLIS MN 55480-1533	7464942.99		5.12
PIMCO LOW DURATION ESG INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	2233596.48		6.2
PIMCO LOW DURATION ESG INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	8623695.24		23.94
PIMCO LOW DURATION ESG INST	INST	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	1810643.17		5.03
PIMCO LOW DURATION ESG INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	15817125.82	*	43.91
PIMCO REAL RETURN INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	136062521.05		21.14

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	146104847.38	22.7
PIMCO REAL RETURN INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	60680538.1	9.43
PIMCO MORTGAGE-BACKED SECURITIES INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	762702.82	5.71
PIMCO MORTGAGE-BACKED SECURITIES INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2922780.78	21.89
PIMCO MORTGAGE-BACKED SECURITIES INST	INST	**	GREAT WEST TRUST COMPANY LLC TTEE FBO COXHEALTH XXXK 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	829142.12	6.21
PIMCO MORTGAGE-BACKED SECURITIES INST	INST	**	GREAT-WEST TRUST COMPANY LLC TTEE F FBO:COX SAVINGS INCENTIVE PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	3010370.53	22.55
PIMCO MORTGAGE-BACKED SECURITIES INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2774423.13	20.78

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GNMA AND GOV SECURITIES INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	8887245.72		12.23
PIMCO GNMA AND GOV SECURITIES INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	23247715.92	*	32
PIMCO GNMA AND GOV SECURITIES INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10624585.35		14.63
PIMCO GNMA AND GOV SECURITIES INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	7006085.1		9.64
PIMCO EMERGING MARKETS BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	16436427.85		7.89
PIMCO EMERGING MARKETS BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	16376697.36		7.86
PIMCO EMERGING MARKETS BOND INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	19698718.7		9.45

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MARKETS BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533, MINNEAPOLIS MN 55480-1533	37200650.35		17.85
PIMCO EMERGING MARKETS BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	64603198.4	*	30.99
PIMCO TOTAL RETURN II INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	3988808.7		5.77
PIMCO TOTAL RETURN II INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3666434.5		5.31
PIMCO TOTAL RETURN II INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	16980665.24		24.58
PIMCO TOTAL RETURN II INST	INST		MAC & CO A C XXXXXX ATTN MUTUAL FUND OPERATIONS, 500 GRAND STREET ROOM 151-1010, PITTSBURGH PA 15258-0001	4424012.98		6.4
PIMCO TOTAL RETURN II INST	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8233670.38		11.92
PIMCO TOTAL RETURN II INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	9993361.75		14.46

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN II INST	INST		THE KANSAS UNIVERSITY ENDOWMENT ASSOCIATION ATTN: JEFFREY DAVIS, LONG-TERM INVESTMENT PROGRAM, PO BOX 928, LAWRENCE KS 66044-0928	3885553.26	5.62
PIMCO GLOBAL BD OPP (USD-HEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4592672.22	6.67
PIMCO GLOBAL BD OPP (USD-HEDGED) INST	INST	**	MITRA & CO FBO XX C/O RELIANCE TRUST COMPANY WI MAILCODE: BDXN - ATTN: MF 4900 W BROWN DEER RD, MILWAUKEE WI 53223-2422	8944798.69	12.99
PIMCO GLOBAL BD OPP (USD-HEDGED) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	15191604.61	22.06
PIMCO GLOBAL BD OPP (USD-HEDGED) INST	INST	**	SEI PRIVATE TRUST COMPANY C O M&T ID XXX ATTN MUTUAL FUNDS ADMIN, 1 FREEDOM VALLEY DR, OAKS PA 19456-9989	10185587.49	14.79
PIMCO GLOBAL BD OPP (USD-HEDGED) INST	INST	**	SEI PRIVATE TRUST COMPANY CO FIRST HORIZON ID XXX ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR, OAKS PA 19456-9989	4016018.12	5.83
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3859992.98	9.68

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	MITRA & CO FBO FCB C O RELIANCE TRUST COMPANY WI, 480 PILGRIM WAY SUITE 1000, GREEN BAY WI 54304-5280	2778613.57	6.97
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	MITRA & CO FBO FCB DB C O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD, MILWAUKEE WI 53223-2422	3731860.88	9.36
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	6636211.36	16.64
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	4528673.82	11.36
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST		STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO 1633 BROADWAY NEW YORK, NY 10019	3443171.63	8.63
PIMCO STOCKSPLUS INTL (UNHEDGED) INST	INST	**	VALLEE & CO FBO FCB C O RELIANCE TRUST COMPANY WI, 480 PILGRIM WAY SUITE 1000, GREEN BAY WI 54304-5280	7343188.01	18.42
PIMCO STOCKSPLUS INTL (USD-HDG) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	16584778.86	15.26
PIMCO STOCKSPLUS INTL (USD-HDG) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	24641150.45	22.67

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (USD-HDG) INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8460004.37	7.78
PIMCO STOCKSPLUS INTL (USD-HDG) INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	12311495.05	11.32
PIMCO STOCKSPLUS INTL (USD-HDG) INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	9981658.24	9.18
EM LOCAL CURRENCY AND BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	12685705.62	6.52
EM LOCAL CURRENCY AND BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	20489074.8	10.54
EM LOCAL CURRENCY AND BOND INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	17722691.2	9.12
EM LOCAL CURRENCY AND BOND INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	43814634.72	22.54
EM LOCAL CURRENCY AND BOND INST	INST		STATE STREET BANK FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND 1633 BROADWAY NEW YORK, NY 10019	21169832.31	10.89
EM LOCAL CURRENCY AND BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533, MINNEAPOLIS MN 55480-1533	12145298.18	6.25

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REALESTATEREALRETURN STRAT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	8884349.51		9.11
PIMCO REALESTATEREALRETURN STRAT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	10276996.97		10.54
PIMCO REALESTATEREALRETURN STRAT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	65050530.65	*	66.69
PIMCO LONG-TERM US GOVERNMENT ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	933077.82	*	80.42
PIMCO LONG-TERM US GOVERNMENT ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	118949.89		10.25
PIMCO GLOBAL BOND OPP (UNHEDGED) ADMIN	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6, 200 BERKELEY ST, BOSTON MA 02116-5022	5125748.48	*	82.15
PIMCO INTL BOND (USD-HEDGED) ADMIN	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3809808.76	*	27.78
PIMCO INTL BOND (USD-HEDGED) ADMIN	ADM	**	LINCOLN RETIREMENT SERVICES COMPANY FBO FORREST GENERAL HOSPITAL XXXB PO BOX 7876, FORT WAYNE IN 46801-7876	833338.17		6.08

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INTL BOND (USD-HEDGED) ADMIN	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	5929621.08	*	43.24
PIMCO STOCKSPLUS ADM	ADM	**	FIIOC FBO JEFFREY D POTTER DDS INC XXXK PLAN 100 MAGELLAN WAY KW1C, COVINGTON KY 41015-1987	12932.63		5.02
PIMCO STOCKSPLUS ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	186897.26	*	72.55
PIMCO STOCKSPLUS ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	35703.11		13.86
PIMCO TOTAL RETURN ESG ADMIN	ADM		DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392-0001	135769.57		5.78
PIMCO TOTAL RETURN ESG ADMIN	ADM	**	HARTFORD LIFE INSURANCE CO PO BOX 2999, HARTFORD CT 06104-2999	1031905.59	*	43.93
PIMCO TOTAL RETURN ESG ADMIN	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	589238.68	*	25.08
PIMCO TOTAL RETURN ESG ADMIN	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	161181.9		6.86
PIMCO DIVERSIFIED INCOME ADM	ADM	**	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	93240.01		9.71

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DIVERSIFIED INCOME ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	123051.21		12.82
PIMCO DIVERSIFIED INCOME ADM	ADM		RELIANCE TRUST COMPANY TRUSTEE FBO COMPUTER SYSTEMS CENTER INC 6225 BRANDON AVE STE 520, SPRINGFIELD VA 22150-2519	51743.06		5.39
PIMCO DIVERSIFIED INCOME ADM	ADM	**	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION, PO BOX 17215, BALTIMORE MD 21297-1215	227459.98		23.7
PIMCO DIVERSIFIED INCOME ADM	ADM	**	WTRISC CO IRA OMNIBUS ACCT C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE, WASHINGTON DC 20002-4239	367977.19	*	38.34
PIMCO LOW DURATION II ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	57688.22		5.64
PIMCO LOW DURATION II ADM	ADM		WELLS FARGO BANK NA FBO CED GRANTOR TR-SERP XXXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	955398.15	*	93.48
PIMCO HIGH YIELD ADM	ADM		C/O FASCORE LLC GREAT-WEST TRUST COMPANY LLC TTEE F GREAT WEST IRA ADVANTAGE, 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	5300987.69		10.28

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4946512.08		9.59
PIMCO HIGH YIELD ADM	ADM	**	TRUST COMPANY OF AMERICA #XX PO BOX 6503, ENGLEWOOD CO 80155-6503	8345779.24		16.19
PIMCO HIGH YIELD ADM	ADM	**	VANTAGETRUST UNITIZED C/O ICMA RETIREMENT CORPORATION, 777 N CAPITOL ST NE, WASHINGTON DC 20002-4239	27669732.72	*	53.67
PIMCO COMMODITYREAL- RETURN STRAT ADM	ADM		C/O FASCORE LLC GREAT-WEST TRUST COMPANY LLC TTEE F GREAT WEST IRA ADVANTAGE, 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	20458069.89	*	67.46
PIMCO COMMODITYREAL- RETURN STRAT ADM	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6, 200 BERKELEY ST, BOSTON MA 02116-5022	3373830.19		11.13
PIMCO REAL RETURN ADM	ADM	**	CNTY COMM CORP BRD OF DIR TRUSTEE FBO CNTY COMM ASSOC OF OHIO DCP C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	5596846.24		6.42
PIMCO REAL RETURN ADM	ADM	**	GREAT-WEST TRUST COMPANY LLC TTEE/C FBO:GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	58123026.14	*	66.7

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	6403392.93		7.35
PIMCO TOTAL RETURN ADM	ADM	**	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	9122659.26		5.45
PIMCO TOTAL RETURN ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	64947235.49	*	38.79
PIMCO TOTAL RETURN ADM	ADM	**	WELLS FARGO BANK WEST NA CUST FBO CITY OF HOUSTON DEFERRED COMP PLAN C/O GREAT WEST RECORDKEEPER, 8515 E ORCHARD RD # 2T2, ENGLEWOOD CO 80111-5002	9036214.19		5.4
PIMCO LOW DURATION ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1837501.46	*	49.35
PIMCO LOW DURATION ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	594059.82		15.96
PIMCO LOW DURATION ADM	ADM	**	WTRISC CO IRA OMNIBUS ACCT C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE, WASHINGTON DC 20002-4239	598418.56		16.07

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT-TERM ADM	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	208929.85		7.24
PIMCO SHORT-TERM ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1807733.85	*	62.66
PIMCO SHORT-TERM ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	285787.2		9.91
PIMCO INVESTMENT GRADE CREDIT BD ADMIN	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3962650.16	*	39.13
PIMCO INVESTMENT GRADE CREDIT BD ADMIN	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX AMENDED AND RESTATED PROFIT 1019 ROUTE 519, BUILDING NO.1, EIGHTY FOUR PA 15330-2813	2059318.09		20.34
PIMCO INVESTMENT GRADE CREDIT BD ADMIN	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	1511125.23		14.92
PIMCO TOTAL RETURN II ADM	ADM	**	COMMUNITY BANK NA CUST FBO NORTHLAND ASSOCIATES EMPLOYEES PS RETMT PLAN 6 RHOADS DR STE 7, UTICA NY 13502-6317	13013.27		6.16
PIMCO TOTAL RETURN II ADM	ADM	**	FIIOC FBO LAW OFFICES OF JAMES SCOTT FARRIN P C 100 MAGELLAN WAY KW1C, COVINGTON KY 41015-1987	14130.92		6.68

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN II ADM	ADM	**	GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	15870.82		7.51
PIMCO TOTAL RETURN II ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	69867.32	*	33.05
PIMCO TOTAL RETURN II ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	45956.62		21.74
PIMCO TOTAL RETURN II ADM	ADM		UMB BANK NA CUST IRA FBO HARRY S BAUCOM 432 SW DOLORES AVE, PORT ST LUCIE FL 34983-1939	13983.87		6.62
PIMCO TOTAL RETURN II ADM	ADM	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	25571.59		12.1
PIMCO ALL ASSET ADM	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6, 200 BERKELEY ST, BOSTON MA 02116-5022	3663331.64	*	55.21
PIMCO ALL ASSET ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	515331.43		7.77
PIMCO ALL ASSET ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	364676.85		5.5

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ADM	ADM	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	568386.56		8.57
PIMCO STOCKSPLUS SHORT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	19294182.36	*	87.72
PIMCO INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1152444865.92		17.75
PIMCO INCOME INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1641874598.44	*	25.29
PIMCO INCOME INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	377282853.62		5.81
PIMCO INCOME INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	330414592.13		5.09
PIMCO INCOME INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	450359949.51		6.94
PIMCO INCOME ADM	ADM	**	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS, PO BOX 368, INDIANAPOLIS IN 46206-0368	2233139.43		5.52

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INCOME ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5689897.38		14.07
PIMCO INCOME ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	16599430.75	*	41.04
PIMCO STOCKSPLUS LONG DURATION INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	17499719.4		16.13
PIMCO STOCKSPLUS LONG DURATION INST	INST	**	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100, WESTWOOD MA 02090-2324	7403381.22		6.83
PIMCO STOCKSPLUS LONG DURATION INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	14747196.42		13.6
PIMCO STOCKSPLUS LONG DURATION INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6012873.67		5.54
PIMCO STOCKSPLUS LONG DURATION INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	8753520.34		8.07
PIMCO STOCKSPLUS LONG DURATION INST	INST		THE BLUE CROSS BLUE SHIELD OF FLORIDA FOUNDATION INC 4800 DEERWOOD CAMPUS PKWY, JACKSONVILLE FL 32246-8273	16405935.39		15.13
PIMCO STOCKSPLUS LONG DURATION INST	INST		WELLS FARGO BANK NA FBO ALLIANT ENERGY PENSION INV FUNDS D XXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	12388764.19		11.42

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL CORE ASSET ALLOC INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2754830.98		22.54
PIMCO GLOBAL CORE ASSET ALLOC INST	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246-6484	2238034.69		18.31
PIMCO GLOBAL CORE ASSET ALLOC INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1689451.8		13.82
PIMCO GLOBAL CORE ASSET ALLOC INST	INST		STATE STREET BANK FBO THE PIMCO FOUNDATION 1633 BROADWAY NEW YORK, NY 10019	2754254.92		22.53
PIMCO RAE PLUS EMG INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	7994541.93		9.78
PIMCO RAE PLUS EMG INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	60941757.33	*	74.52
PIMCO GLOBAL BD OPP (USD-HEDGED) ADMIN	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	212628.03		17.86
PIMCO GLOBAL BD OPP (USD-HEDGED) ADMIN	ADM		RELIANCE TRUST COMPANY FBO LPL HOLDINGS NQ PO BOX 78446, ATLANTA GA 30357-2446	247131.81		20.76

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BD OPP (USD-HEDGED) ADMIN	ADM	**	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION, PO BOX 17215, BALTIMORE MD 21297-1215	72254.89		6.07
PIMCO GLOBAL BD OPP (USD-HEDGED) ADMIN	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	597627.57	*	50.21
PIMCO INTL BOND (UNHEDGED) INST	INST		C/O FROST BANK TRUST DEPT MUIR & CO 0, P O BOX 2950, SAN ANTONIO TX 78299-2950	10601364.4		11.65
PIMCO INTL BOND (UNHEDGED) INST	INST		C/O FROST BANK TRUST DEPT MUIR & CO 3, P O BOX 2950, SAN ANTONIO TX 78299-2950	5045853.78		5.54
PIMCO INTL BOND (UNHEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	8073679.16		8.87
PIMCO INTL BOND (UNHEDGED) INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	13486976.05		14.82
PIMCO INTL BOND (UNHEDGED) INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	14468733.58		15.89
PIMCO ALL ASSET ALL AUTHORITY INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	19927933.09		7.09
PIMCO ALL ASSET ALL AUTHORITY INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	18704868.04		6.65

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ALL AUTHORITY INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	77142810.69	*	27.44
PIMCO ALL ASSET ALL AUTHORITY INST	INST		NORTH DAKOTA BOARD OF UNIVERSITY AND SCHOOL LANDS PO BOX 5523, BISMARCK ND 58506-5523	53814188.49		19.15
PIMCO DYNAMIC BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	33475681.79		10.8
PIMCO DYNAMIC BOND INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	71471984.75		23.05
PIMCO DYNAMIC BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	80101944.58	*	25.83
PIMCO DYNAMIC BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV 733 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55479-0001	20425798.66		6.59
PIMCO GLOBAL ADVANTAGE STRAT BOND INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	2400159.24		9.39
PIMCO GLOBAL ADVANTAGE STRAT BOND INST	INST		GREAT-WEST TRUST COMPANY LLC TTEE F WELLS FARGO & CO GLOBAL BOND 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	11953432.31	*	46.75

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL ADVANTAGE STRAT BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	3413862.65	13.35
PIMCO GLOBAL ADVANTAGE STRAT BOND INST	INST		US BANK NA FBO EIGHTH DISTRICT ELECTRICAL PENSION FUND PO BOX 1787, MILWAUKEE WI 53201-1787	4457653.74	17.43
PIMCO LOW DURATION INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	15998531.38	5.71
PIMCO LOW DURATION INCOME INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	34055147.28	12.16
PIMCO LOW DURATION INCOME INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	16058631.75	5.73
PIMCO LOW DURATION INCOME INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	53458333.1	19.08
PIMCO LOW DURATION INCOME INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	32281237.31	11.52
PIMCO LOW DURATION INCOME INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	33234035.25	11.86

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION INCOME INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	41707481.09		14.89
PIMCO EMG MKT CURR & SHORT-TERM INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	7211267.98		11.07
PIMCO EMG MKT CURR & SHORT-TERM INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	41268463.59	*	63.33
PIMCO EMG MKT CURR & SHORT-TERM INST	INST		STATE STREET BANK FBO PIMCO INFLATION RESPONSE MULTI-ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	12552195.89		19.26
PIMCO RAE PLUS INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	11931137.2		12.43
PIMCO RAE PLUS INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	10742462.01		11.2
PIMCO RAE PLUS INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5383356.92		5.61
PIMCO RAE PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	26400455.17	*	27.51
PIMCO RAE PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	14991960.05		15.62

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	7854783.44		8.19
PIMCO RAE PLUS INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	5920473.46		6.17
PIMCO INTL BOND (UNHEDGED) ADMIN	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1851235.14	*	48.14
PIMCO INTL BOND (UNHEDGED) ADMIN	ADM	**	VRSCO FBO AIGFSB CUST TTEE FBO UNIVERSITY OF TEXAS SAVER XXXB 2929 ALLEN PKWY STE A6-20, HOUSTON TX 77019-7100	352371.02		9.16
PIMCO INTL BOND (UNHEDGED) ADMIN	ADM	**	VRSCO FBO AIGFSB CUST TTEE FBO UNIVERSITY OF TEXAS SAVER XXXB 2929 ALLEN PKWY STE A6-20, HOUSTON TX 77019-7100	195362.06		5.08
PIMCO INTL BOND (UNHEDGED) ADMIN	ADM	**	VRSCO FBO AIGFSB CUST TTEE FBO UNIVERSITY OF TEXAS XXXB ORP 2929 ALLEN PKWY STE A6-20, HOUSTON TX 77019-7100	1141314.93	*	29.68
PIMCO STOCKSPLUS SMALL INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	7438889.28		7.45
PIMCO STOCKSPLUS SMALL INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	34817577.34	*	34.87

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SMALL INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	6912358.48		6.92
PIMCO HIGH YIELD MUNICIPAL BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	36493783.92	*	25.21
PIMCO HIGH YIELD MUNICIPAL BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	43816113.78	*	30.27
PIMCO HIGH YIELD MUNICIPAL BOND INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8922597.4		6.16
PIMCO HIGH YIELD MUNICIPAL BOND INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	12951910.3		8.95
PIMCO HIGH YIELD MUNICIPAL BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	13260361.92		9.16
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4694135.84	*	47.65

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	972952.44		9.88
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	945777.17		9.6
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	656884.15		6.67
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	920091.51		9.34
PIMCO CA SHORT DURATION MUNI INC INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	707241.23		7.18
PIMCO LONG DURATION TOTAL RETURN INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	21627566.42		6.05
PIMCO LONG DURATION TOTAL RETURN INST	INST		J PAUL GETTY RETIREMENT 1200 GETTY CENTER DR STE 400, LOS ANGELES CA 90049-1694	26004446.25		7.27
PIMCO LONG DURATION TOTAL RETURN INST	INST		MAC & CO A/C XXXXXX ATTN MUTUAL FUND OPS, PO BOX 3198, PITTSBURGH PA 15230-3198	28167819.09		7.87
PIMCO LONG DURATION TOTAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	102544852.45	*	28.66

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG DURATION TOTAL RETURN INST	INST		WELLS FARGO BANK NA FBO WCHN PENSION PLAN FUNDS XXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	22797324.86		6.37
PIMCO EXTENDED DURATION INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	8423829.86		6.18
PIMCO EXTENDED DURATION INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	11420107.44		8.38
PIMCO EXTENDED DURATION INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	20744620.2		15.22
PIMCO EXTENDED DURATION INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	23419610.64		17.19
PIMCO EXTENDED DURATION INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	58304014.36	*	42.79
PIMCO RAE FUNDAMENTAL ADV PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	5201064.8		5.39
PIMCO RAE FUNDAMENTAL ADV PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	88326103.2	*	91.61
PIMCO SHORT-TERM I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	19742394.92		6.46

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT-TERM I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	30435935.41		9.97
PIMCO SHORT-TERM I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	149923526.16	*	49.09
PIMCO SHORT-TERM I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	17837365.96		5.84
PIMCO SHORT-TERM I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	29259092.65		9.58
PIMCO SHORT-TERM I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	36658176.79		12
PIMCO LOW DURATION I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	18852363.75		8.8
PIMCO LOW DURATION I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	26750401.22		12.49
PIMCO LOW DURATION I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	135312215.14	*	63.17

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	94297175.58	19.39
PIMCO TOTAL RETURN I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	65865004.43	13.54
PIMCO TOTAL RETURN I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	104199611.69	21.43
PIMCO TOTAL RETURN I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	39453698.74	8.11
PIMCO TOTAL RETURN I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	36683473.34	7.54
PIMCO TOTAL RETURN I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	55823398.53	11.48
PIMCO TOTAL RETURN I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	41162354.42	8.46
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	1801069.61	11.06

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4259389.22	*	26.16
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1636069.94		10.05
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1467729.62		9.01
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2578057.31		15.83
PIMCO LONG-TERM US GOVERNMENT I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	3418594.9		21
PIMCO MORTGAGE-BACKED SECURITIES I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	262485.49		11.08
PIMCO MORTGAGE-BACKED SECURITIES I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	779986.09	*	32.93
PIMCO MORTGAGE-BACKED SECURITIES I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	363562.46		15.35
PIMCO MORTGAGE-BACKED SECURITIES I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	506364.66		21.38

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MORTGAGE-BACKED SECURITIES I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	283429.08		11.97
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	3245309.1		6.42
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	7614004.95		15.06
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	14147835.48	*	27.99
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	9797888.8		19.38
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4219682.11		8.35
PIMCO GNMA AND GOV SECURITIES I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	7963359.22		15.75
PIMCO LOW DURATION INCOME I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	46609214.51		11.54

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION INCOME I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	92499151.1		22.91
PIMCO LOW DURATION INCOME I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	150359310.23	*	37.24
PIMCO LOW DURATION INCOME I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	25320264.62		6.27
PIMCO LOW DURATION INCOME I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	36907936.77		9.14
PIMCO INCOME I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	225848754.19		7.57
PIMCO INCOME I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	456325917.32		15.3
PIMCO INCOME I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	520203080.57		17.45
PIMCO INCOME I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	512649294.82		17.19

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INCOME I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	438518082.23		14.71
PIMCO INCOME I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	227241290.63		7.62
PIMCO INCOME I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	318904779.96		10.7
PIMCO DIVERSIFIED INCOME I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	8025496.02		16.34
PIMCO DIVERSIFIED INCOME I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	10069394.8		20.5
PIMCO DIVERSIFIED INCOME I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	13429302.6	*	27.34
PIMCO DIVERSIFIED INCOME I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5534494.62		11.27
PIMCO DIVERSIFIED INCOME I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	2775380.54		5.65

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DIVERSIFIED INCOME I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	3010732.39		6.13
PIMCO INVESTMENT GRADE CREDIT BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	59408440.64		9.34
PIMCO INVESTMENT GRADE CREDIT BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	345962413.8	*	54.4
PIMCO INVESTMENT GRADE CREDIT BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	52589253.17		8.27
PIMCO INVESTMENT GRADE CREDIT BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	48846373.71		7.68
PIMCO INVESTMENT GRADE CREDIT BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	58654614.16		9.22
PIMCO HIGH YIELD I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	11383312.36		19.25
PIMCO HIGH YIELD I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5490093.97		9.28

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	9062811.74		15.32
PIMCO HIGH YIELD I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5252062.68		8.88
PIMCO HIGH YIELD I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	18860831.16	*	31.89
PIMCO HIGH YIELD I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	3493739.78		5.91
PIMCO INTL BOND (USD-HEDGED) I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	28808470		9.67
PIMCO INTL BOND (USD-HEDGED) I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	157491920.32	*	52.85
PIMCO INTL BOND (USD-HEDGED) I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	28452809.02		9.55
PIMCO INTL BOND (USD-HEDGED) I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	22873594.77		7.68
PIMCO INTL BOND (UNHEDGED) I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2050412.62		8.6

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INTL BOND (UNHEDGED) I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5987524.38	*	25.1
PIMCO INTL BOND (UNHEDGED) I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	7062712.43	*	29.61
PIMCO INTL BOND (UNHEDGED) I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4700058.44		19.7
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	390497.75		7.12
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	924912.51		16.87
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1224869.61		22.34
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	434138.29		7.92
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	630748.48		11.5
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	667160.81		12.17

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BOND OPP (USD-HEDGED) I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	454928.09		8.3
PIMCO EMERGING MARKETS BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	6010656.99		8.33
PIMCO EMERGING MARKETS BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	53024071.99	*	73.49
PIMCO EMERGING MARKETS BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	4090866.41		5.67
PIMCO EMG MKT CURR & SHORT-TERM I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	47566.06		6.87
PIMCO EMG MKT CURR & SHORT-TERM I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	53042.6		7.66
PIMCO EMG MKT CURR & SHORT-TERM I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	479128.82	*	69.21
PIMCO MUNICIPAL BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	7568082.51		14.55
PIMCO MUNICIPAL BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	17431765.34	*	33.5

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MUNICIPAL BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	7515667.71		14.44
PIMCO MUNICIPAL BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5660215.27		10.88
PIMCO MUNICIPAL BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3956596.66		7.6
PIMCO MUNICIPAL BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	6504459.75		12.5
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	600953.17		5.92
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3258430	*	32.11
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2536411.7		24.99
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	760855.4		7.5
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1064050.71		10.49

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT DURATION MUNI INCOME I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1397101.55		13.77
PIMCO CA INTERMEDIATE MUNI BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	129252.77		6.22
PIMCO CA INTERMEDIATE MUNI BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	812613.22	*	39.11
PIMCO CA INTERMEDIATE MUNI BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	207165.26		9.97
PIMCO CA INTERMEDIATE MUNI BOND I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	443138.64		21.33
PIMCO CA INTERMEDIATE MUNI BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	447351.14		21.53
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	4132220.74		6.33
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	14246015.46		21.84

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	13704799.58	21.01
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	8128911.27	12.46
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3667993.66	5.62
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3862966.43	5.92
PIMCO HIGH YIELD MUNICIPAL BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	12635741.62	19.37
PIMCO REAL RETURN I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	5999770.51	5.46
PIMCO REAL RETURN I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	15305520.84	13.93
PIMCO REAL RETURN I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	20065425.15	18.26

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	24400878.1		22.21
PIMCO REAL RETURN I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	18736005.98		17.05
PIMCO REAL RETURN I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	9527098.14		8.67
PIMCO COMMODITYREAL- RETURN STRAT I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	28110473.74		10.96
PIMCO COMMODITYREAL- RETURN STRAT I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	185750857.28	*	72.46
PIMCO COMMODITYREAL- RETURN STRAT I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	16064909.87		6.27
PIMCO ALL ASSET I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4376289.17		9.46
PIMCO ALL ASSET I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	9860117.9		21.32
PIMCO ALL ASSET I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	12637312.02	*	27.32

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	9640747.64		20.84
PIMCO ALL ASSET I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	3309351.38		7.15
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	586830.73		8.93
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3270450.29	*	49.75
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	567168.42		8.63
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	338624.14		5.15
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	430125.49		6.54
PIMCO REALESTATEREALRETURN STRAT I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	388372.16		5.91
PIMCO STOCKSPLUS I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	738028.64		10.63

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1671727	24.07
PIMCO STOCKSPLUS I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1088593.77	15.67
PIMCO STOCKSPLUS I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	442454.79	6.37
PIMCO STOCKSPLUS I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	906522.55	13.05
PIMCO STOCKSPLUS I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	930717.7	13.4
PIMCO STOCKSPLUS I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	479994.08	6.91
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	2843170.25	9.04
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4010646.27	12.75

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3990752.22	12.69
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1643189.34	5.22
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	6259199.24	19.9
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5038589.61	16.02
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3934730.42	12.51
PIMCO STOCKSPLUS ABSOLUTE RETURN I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1927177.06	6.13
PIMCO RAE PLUS I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	9800569.92	24.08
PIMCO RAE PLUS I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3904465.8	9.59

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5147480.01		12.65
PIMCO RAE PLUS I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2250287.13		5.53
PIMCO RAE PLUS I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	10202411.61	*	25.07
PIMCO RAE PLUS I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	2060833.02		5.06
PIMCO RAE PLUS I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	2896915.65		7.12
PIMCO STOCKSPLUS INTL (UNHEDGED) I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	1323728.69	*	33.14
PIMCO STOCKSPLUS INTL (UNHEDGED) I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	397431.02		9.95
PIMCO STOCKSPLUS INTL (UNHEDGED) I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1006251.59	*	25.2
PIMCO STOCKSPLUS INTL (UNHEDGED) I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	681186.23		17.06

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SMALL I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	3121124.44	10.39
PIMCO STOCKSPLUS SMALL I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	5929686.75	19.73
PIMCO STOCKSPLUS SMALL I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2080123	6.92
PIMCO STOCKSPLUS SMALL I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2315201.83	7.7
PIMCO STOCKSPLUS SMALL I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2432012.64	8.09
PIMCO STOCKSPLUS SMALL I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4018651.64	13.37
PIMCO STOCKSPLUS SMALL I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3025518.52	10.07
PIMCO STOCKSPLUS SMALL I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	4175500.62	13.89

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CA SHORT DURATION MUNI INC I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	142852.33		8.78
PIMCO CA SHORT DURATION MUNI INC I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	461673.23	*	28.37
PIMCO CA SHORT DURATION MUNI INC I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	626714.1	*	38.51
PIMCO CA SHORT DURATION MUNI INC I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	238836.15		14.68
EM LOCAL CURRENCY AND BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2563890.55		16.08
EM LOCAL CURRENCY AND BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2075439.49		13.02
EM LOCAL CURRENCY AND BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5229028.71	*	32.8
EM LOCAL CURRENCY AND BOND I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1919248.58		12.04

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM LOCAL CURRENCY AND BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	967885.58		6.07
EM LOCAL CURRENCY AND BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1381580.01		8.67
PIMCO DYNAMIC BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4315846.19		13.11
PIMCO DYNAMIC BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	7401887.57		22.48
PIMCO DYNAMIC BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	10232844.07	*	31.08
PIMCO DYNAMIC BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1876629.2		5.7
PIMCO DYNAMIC BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1776948.63		5.4
PIMCO DYNAMIC BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	2956205.12		8.98
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	1905311.4		5.17

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3487771.22	9.47
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8044212.71	21.85
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	7924243.49	21.52
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3848610.09	10.45
PIMCO ALL ASSET ALL AUTHORITY I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	6255770.5	16.99
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	220920.08	7.32
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	747919.59	24.77
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	297556.35	9.85

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	177405.99		5.87
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	755658.05	*	25.02
PIMCO GLOBAL CORE ASSET ALLOCATION I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	503234.81		16.66
PIMCO EXTENDED DURATION I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	144237.4		5.66
PIMCO EXTENDED DURATION I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	634681.44		24.9
PIMCO EXTENDED DURATION I-2	I-2	**	MASSACHUSETTS MUTUAL INSURANCE COMPANY ATTN RS FUNDS OPERATIONS MIP C255, 1295 STATE ST, SPRINGFIELD MA 01111-0001	1275285.64	*	50.03
PIMCO EXTENDED DURATION I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	128202.31		5.03
PIMCO LONG DURATION TOTAL RETURN I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1653990.14		15.57

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG DURATION TOTAL RETURN I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	606123.25		5.71
PIMCO LONG DURATION TOTAL RETURN I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1530646.64		14.41
PIMCO LONG DURATION TOTAL RETURN I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6070496.8	*	57.14
PIMCO RAE PLUS EMG I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2395964.45	*	96.12
PIMCO GOVERNMENT MONEY MARKET M	M	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	34509588.39		13.12
PIMCO GOVERNMENT MONEY MARKET M	M	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	106236073.52	*	40.39
PIMCO GOVERNMENT MONEY MARKET M	M		TRITON HEALTH SYSTEMS LLC 417 20TH ST N STE 100, BIRMINGHAM AL 35203-3220	14932062.96		5.68
PIMCO GOVERNMENT MONEY MARKET M	M		WELLS FARGO BANK NA FBO MARIN COMMUNITY FOUNDATION XXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	94889070.23	*	36.08
PIMCO GOVERNMENT MONEY MARKET I-2	I-2		GREAT-WEST TRUST COMPANY LLC TTEE F RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	2787198		21.9

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GOVERNMENT MONEY MARKET I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1014598.42		7.97
PIMCO GOVERNMENT MONEY MARKET I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	5733255.63	*	45.05
PIMCO STRATEGIC BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1129940.47		16.22
PIMCO STRATEGIC BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2422722.83	*	34.78
PIMCO STRATEGIC BOND INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	798339.19		11.46
PIMCO STRATEGIC BOND INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	664898.42		9.55
PIMCO STRATEGIC BOND INST	INST	**	TIAA FSB CUST TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 N BROADWAY STE 1000, SAINT LOUIS MO 63102-2748	452418		6.5
PIMCO STRATEGIC BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1079602.85		15.5

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM CREDIT BOND INST	INST		JP MORGAN CHASE BANK N A AS DIRECTED TRUSTEE OF THE NYU LANGONE HOSPITALS RETIREMENT PLAN ATTN PALMIRA M CATALIOTTI, 1 PARK AVE FL 4, NEW YORK NY 10016-5818	19954977.25		6.99
PIMCO LONG-TERM CREDIT BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	127370591.46	*	44.6
PIMCO LONG-TERM CREDIT BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV 733 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55479-0001	43421057.12		15.2
PIMCO TOTAL RETURN ESG I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4772238.49		11.94
PIMCO TOTAL RETURN ESG I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	11371159.1	*	28.45
PIMCO TOTAL RETURN ESG I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	15966104.63	*	39.94
PIMCO TOTAL RETURN ESG I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	2759504.04		6.9

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MKT CORPORATE BOND INST	INST		SEI TRUST COMPANY FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND COLLECTIVE TRUST 1633 BROADWAY NEW YORK, NY 10019	2363861.85		13.57
PIMCO EMERGING MKT CORPORATE BOND INST	INST		STATE STREET BANK FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND 1633 BROADWAY NEW YORK, NY 10019	9773051.07	*	56.1
PIMCO EMERGING MKT CORPORATE BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533, MINNEAPOLIS MN 55480-1533	2705608.54		15.53
PIMCO EMERGING MKT CORPORATE BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1141302.98		6.55
PIMCO STRATEGIC BOND I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	1647404.61	*	44.79
PIMCO STRATEGIC BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1050826.5	*	28.57
PIMCO STRATEGIC BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	330175.24		8.98
PIMCO TOTAL RETURN II I-2	I-2	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	78684.78		7.84
PIMCO TOTAL RETURN II I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	740190.2	*	73.71

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN II I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	108805.72		10.84
PIMCO MODERATE DURATION I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	30809.56		8.83
PIMCO MODERATE DURATION I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	190311.68	*	54.56
PIMCO MODERATE DURATION I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	93869.16	*	26.91
PIMCO STOCKSPLUS SHORT I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	327685.59		6.53
PIMCO STOCKSPLUS SHORT I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1400974.85	*	27.94
PIMCO STOCKSPLUS SHORT I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	273688.2		5.46
PIMCO STOCKSPLUS SHORT I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	596372.96		11.89

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SHORT I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	825980.5		16.47
PIMCO STOCKSPLUS SHORT I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	470417.8		9.38
PIMCO STOCKSPLUS SHORT I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1034933.17		20.64
PIMCO COMMODITIESPLUS STRATEGY INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	23860889.39		13.59
PIMCO COMMODITIESPLUS STRATEGY INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	39016580.56		22.23
PIMCO COMMODITIESPLUS STRATEGY INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	9513131.73		5.42
PIMCO COMMODITIESPLUS STRATEGY INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	43836151.43		24.97
PIMCO COMMODITIESPLUS STRATEGY I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	161064607.21	*	89.49
PIMCO HIGH YIELD SPECTRUM INST	INST		BARCLAYS CAPITAL FBO XXX-XXXXX-XX 70 HUDSON ST 7TH FL, JERSEY CITY NJ 07302-4807	982252.31		5.58

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD SPECTRUM INST	INST		C/O UNION BANK ID XXX SEI PRIVATE TRUST COMPANY, FBO 6734309440, ONE FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	1401995.72		7.97
PIMCO HIGH YIELD SPECTRUM INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1321437.28		7.51
PIMCO HIGH YIELD SPECTRUM INST	INST		HOWARD UNIVERSITY ENDOWMENT FUND 2244 10TH ST NW STE 302, WASHINGTON DC 20001-4012	1491592.49		8.48
PIMCO HIGH YIELD SPECTRUM INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	3401115.62		19.34
PIMCO HIGH YIELD SPECTRUM INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1523985.55		8.66
PIMCO HIGH YIELD SPECTRUM INST	INST		PRIME THERAPEUTICS LLC ATTN TREASURY, 2900 AMES CROSSING RD, EAGAN MN 55121-2498	1187520.98		6.75
PIMCO HIGH YIELD SPECTRUM INST	INST	**	SEI PRIVATE TRUST COMPANY C O ROCKLAND TRUST SWP 1 FREEDOM VALLEY DR, OAKS PA 19456-9989	1747291.88		9.93
PIMCO HIGH YIELD SPECTRUM INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	2114340.53		12.02
PIMCO HIGH YIELD SPECTRUM I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	22977205.66	*	92.37

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION ESG I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2342113.81		19.74
PIMCO LOW DURATION ESG I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	7243333.77	*	61.05
PIMCO LOW DURATION ESG I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	861370.48		7.26
PIMCO NEW YORK MUNICIPAL BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2039014.38	*	30.36
PIMCO NEW YORK MUNICIPAL BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1740579.29	*	25.91
PIMCO NEW YORK MUNICIPAL BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1318153.05		19.62
PIMCO NEW YORK MUNICIPAL BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	346711.97		5.16
PIMCO NEW YORK MUNICIPAL BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1021434.75		15.21
PIMCO LONG-TERM REAL RETURN I-2	I-2		JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100, WESTWOOD MA 02090-2324	319693.55		8.67

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM REAL RETURN I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1020718.54	*	27.67
PIMCO LONG-TERM REAL RETURN I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	385454.29		10.45
PIMCO LONG-TERM REAL RETURN I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	629295.78		17.06
PIMCO LONG-TERM REAL RETURN I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	1073309.82	*	29.09
PIMCO LOW DURATION CREDIT FUND INSTL	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1941569.37		9.06
PIMCO LOW DURATION CREDIT FUND INSTL	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5968205.43	*	27.85
PIMCO LOW DURATION CREDIT FUND INSTL	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	9802106.36	*	45.73
PIMCO LOW DURATION CREDIT FUND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	497873.46		21.36
PIMCO LOW DURATION CREDIT FUND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1366661.06	*	58.63

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION CREDIT FUND I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	197780.08		8.48
PIMCO RAE PLUS SMALL INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	8334202.56		17.1
PIMCO RAE PLUS SMALL INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2596383.13		5.33
PIMCO RAE PLUS SMALL INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	9143373.81		18.76
PIMCO RAE PLUS SMALL INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	24668500.46	*	50.62
PIMCO RAE PLUS SMALL I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1274888.48	*	71.86
PIMCO RAE PLUS SMALL I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	236216.94		13.31
PIMCO RAE PLUS SMALL I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	93953.91		5.3

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS INTERNATIONAL INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	25873881.82		16.9
PIMCO RAE PLUS INTERNATIONAL INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	14403237.01		9.41
PIMCO RAE PLUS INTERNATIONAL INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	103526852.09	*	67.61
PIMCO RAE PLUS INTERNATIONAL I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	16305.64		15.7
PIMCO RAE PLUS INTERNATIONAL I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	62665.87	*	60.36
PIMCO RAE PLUS INTERNATIONAL I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	14129		13.61
PIMCO TOTAL RETURN IV INST	INST	**	EDWARD D JONES & CO ATTN MUTUAL FUND, SHAREHOLDER ACCOUNTING, 201 PROGRESS PKWY, MARYLAND HEIGHTS MO 63043-3042	26029127.94	*	82.97
PIMCO TOTAL RETURN IV INST	INST		STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO 1633 BROADWAY NEW YORK, NY 10019	3075053.98		9.8

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CREDIT OPPORTUNITIES BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4324561.44		15.55
PIMCO CREDIT OPPORTUNITIES BOND INST	INST	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5186663.43		18.65
PIMCO CREDIT OPPORTUNITIES BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2021794.81		7.27
PIMCO CREDIT OPPORTUNITIES BOND INST	INST	**	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	8455250.02	*	30.41
PIMCO CREDIT OPPORTUNITIES BOND INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3668736.23		13.2
PIMCO CREDIT OPPORTUNITIES BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	7640722.54	*	58.81
PIMCO CREDIT OPPORTUNITIES BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2680333.76		20.63
PIMCO CREDIT OPPORTUNITIES BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1115367.06		8.59

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INFLATION RESPONSE M-A INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	32592613.54		18.62
PIMCO INFLATION RESPONSE M-A INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	93619404.57	*	53.48
PIMCO INFLATION RESPONSE M-A I-2	I-2	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	418391.6		6.56
PIMCO INFLATION RESPONSE M-A I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3949816.3	*	61.88
PIMCO INFLATION RESPONSE M-A I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1102	494502.34		7.75
PIMCO INFLATION RESPONSE M-A I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	1318633.24		20.66
PIMCO LONG-TERM CREDIT BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2833311.17	*	25.49

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM CREDIT BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2199605.88		19.78
PIMCO LONG-TERM CREDIT BOND I-2	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2789720.15	*	25.09
PIMCO LONG-TERM CREDIT BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1102	1449980.83		13.04
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	7300874.04		10.38
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	6424411.15		9.13
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	10922348.76		15.52
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	18368115.69	*	26.11
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8170432.79		11.61

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (USD-HDG) I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	9130737.37		12.98
PIMCO CALIFORNIA MUNICIPAL BOND INST	INST		ATTN MUTUAL FUNDS C/O ID 901, SEI PRIVATE TRUST COMPANY, ONE FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	456581.44		11.58
PIMCO CALIFORNIA MUNICIPAL BOND INST	INST		BRENT R HARRIS TTEE BRENT R HARRIS SEPARATE PROPERTY TR OF XXXX U/A DTD X/XX/XX 1633 BROADWAY NEW YORK, NY 10019	305354.89		7.74
PIMCO CALIFORNIA MUNICIPAL BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	295960.46		7.5
PIMCO CALIFORNIA MUNICIPAL BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1037757.74	*	26.31
PIMCO CALIFORNIA MUNICIPAL BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1265612.3	*	32.09
PIMCO NATL INTERMEDIATE MUNI BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2126730.21		24.95
PIMCO NATL INTERMEDIATE MUNI BOND INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2924373.84	*	34.31

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO NATL INTERMEDIATE MUNI BOND INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	1967843.77		23.09
PIMCO SHORT ASSET INVESTMENT INST	INST		ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 465660, 500 GRANT STREET ROOM 151-1010, PITTSBURGH PA 15219-2502	20735080.26		5.31
PIMCO SHORT ASSET INVESTMENT INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	73800551.08		18.9
PIMCO SHORT ASSET INVESTMENT INST	INST		MAC & CO A C XXXXXX ATTN: MUTUAL FUND OPERATIONS, 500 GRANT STREET ROOM 151-1010, PITTSBURGH PA 15219-2502	45168729.08		11.57
PIMCO SHORT ASSET INVESTMENT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	61233152.51		15.68
PIMCO SHORT ASSET INVESTMENT INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	51446312.98		13.18
PIMCO SHORT ASSET INVESTMENT INST	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	23713981.71		6.07
PIMCO SHORT ASSET INVESTMENT ADM	ADM	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	150158.08	*	78.99
PIMCO SHORT ASSET INVESTMENT ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	23613.28		12.42

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CALIFORNIA MUNICIPAL BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	603309.86	*	30.77
PIMCO CALIFORNIA MUNICIPAL BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1242188.21	*	63.36
PIMCO NATL INTERMEDIATE MUNI BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	365701.94		9.18
PIMCO NATL INTERMEDIATE MUNI BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2807780.27	*	70.5
PIMCO NATL INTERMEDIATE MUNI BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	512014.99		12.86
PIMCO SHORT ASSET INVESTMENT I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3439341.24		11.4
PIMCO SHORT ASSET INVESTMENT I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	12534938.85	*	41.54
PIMCO SHORT ASSET INVESTMENT I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	5866399.78		19.44

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT ASSET INVESTMENT I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	5229812.84		17.33
PIMCO MORTGAGE OPP AND BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	44886959.48		8.37
PIMCO MORTGAGE OPP AND BOND INST	INST	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	144910166.24	*	27.02
PIMCO MORTGAGE OPP AND BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	210847928.55	*	39.31
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	28894084.91		23.51
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	7868303.49		6.4
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	32024662.47	*	26.06
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8742719.86		7.11

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	15877329.44		12.92
PIMCO MORTGAGE OPP AND BOND I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	12887861.31		10.49
PIMCO EM FULL SPECTRUM BOND INST	INST		ANNE ARUNDEL COUNTY PO BOX 2700, ANNAPOLIS MD 21404-2700	14849438.52	*	28.1
PIMCO EM FULL SPECTRUM BOND INST	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	8770675.09		16.6
PIMCO EM FULL SPECTRUM BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	15053181.38	*	28.49
PIMCO EM FULL SPECTRUM BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	9202466.15		17.42
PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	11550451.53		12.8
PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	52898270.2	*	58.64

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	14731800.89		16.33
PIMCO TRENDS MGD FUTURES STRAT I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1256497.45		12.33
PIMCO TRENDS MGD FUTURES STRAT I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1037729.38		10.18
PIMCO TRENDS MGD FUTURES STRAT I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6870602.2	*	67.42
PIMCO STOCKSPLUS SMALL ADM	ADM		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS, 711 HIGH STREET, DES MOINES IA 50392-0001	41336.26		7.11
PIMCO STOCKSPLUS SMALL ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	134708.74		23.15
PIMCO STOCKSPLUS SMALL ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	322185.05	*	55.38
PIMCO RAE WW LONG/SHORT PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	20186050.33		15.72
PIMCO RAE WW LONG/SHORT PLUS INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	104185301.64	*	81.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO PREFERRED AND CAPITAL SEC I-2	I-2	**	LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121-1968	9004013.74	*	27.05
PIMCO PREFERRED AND CAPITAL SEC I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4772662.71		14.34
PIMCO PREFERRED AND CAPITAL SEC I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	5264530.79		15.82
PIMCO PREFERRED AND CAPITAL SEC I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	3474965.53		10.44
PIMCO PREFERRED AND CAPITAL SEC I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	7452136.67		22.39
PIMCO PREFERRED AND CAPITAL SEC INST	INST		C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY, 1 FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	13121972.21		10.66
PIMCO PREFERRED AND CAPITAL SEC INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1901	32017496.33	*	26
PIMCO PREFERRED AND CAPITAL SEC INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	42987869	*	34.91
PIMCO PREFERRED AND CAPITAL SEC INST	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6540808.46		5.31

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT ASSET INVESTMENT M	M		CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION 250 OUTCROPPING WAY, FOLSOM CA 95630-8773	777519.99	*	99.86
PIMCO GOVERNMENT MONEY MARKET INST	INST		BROWN BROTHERS HARRIMAN & CO FBO PIMCO BERMUDA CORPORATE OPPORTUNITIES FUND III 140 BROADWAY, CONCOURSE, NEW YORK NY 10005-1108	26426917.26		5.46
PIMCO GOVERNMENT MONEY MARKET INST	INST		PIMCO RAE EMERGING MARKETS FUND SECURITIES FINANCE TRUST CO AS AGENT 1 BOSTON PL STE 2020 FL 24TH, BOSTON MA 02108-4471	65128836.49		13.47
PIMCO GOVERNMENT MONEY MARKET INST	INST		PIMCO RAE FUNDAMENTAL EMERGING MARKETS FUND LLC SECURITIES FINANCE TRUST CO AS AGENT 1 BOSTON PL FL 24TH, BOSTON MA 02108-4407	49276815.33		10.19
PIMCO GOVERNMENT MONEY MARKET INST	INST		PIMCO RAE INTERNATIONAL FUND SECURITIES FINANCE TRUST CO AS AGENT 1 BOSTON PL STE 2020 FL 24TH, BOSTON MA 02108-4471	60485193.3		12.51
PIMCO GOVERNMENT MONEY MARKET INST	INST	**	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS XXX PLAN AGE-BASED PORTFOLIO XX PLUS PXXF ATTN: TRUST OPERATIONS, 801 PENNSYLVANIA, KANSAS CITY MO 64105-1307	31638695.38		6.54
PIMCO GOVERNMENT MONEY MARKET ADMIN	ADM	**	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100, WESTWOOD MA 02090-2324	5774671.65		12.75
PIMCO GOVERNMENT MONEY MARKET ADMIN	ADM	**	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100, WESTWOOD MA 02090-2324	37179531.21	*	82.07

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ALL AUTHORITY I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1682702.46	*	97.6
PIMCO ALL ASSET I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1925759.72	*	99.66
PIMCO COMMODITIESPLUS STRATEGY I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2854864.85	*	85.49
PIMCO COMMODITIESPLUS STRATEGY I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	477783.17		14.31
PIMCO COMMODITYREAL- RETURN STRAT I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5626302.22	*	99.53
PIMCO DIVERSIFIED INCOME I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2488531.92	*	97.52
EM LOCAL CURRENCY AND BOND I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1717718.1	*	99.92

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MARKETS BOND CLASS I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	975211.96	*	98.95
PIMCO INTL BOND (USD-HEDGED) I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	13291203.3	*	87.71
PIMCO INTL BOND (USD-HEDGED) I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1847290.01		12.19
PIMCO INTL BOND (UNHEDGED) I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5664287.68	*	61.61
PIMCO INTL BOND (UNHEDGED) I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3398475.75	*	36.96
PIMCO HIGH YIELD I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	6149901.55	*	99.64
PIMCO HIGH YIELD SPECTRUM I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	446383.29	*	100

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INCOME I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	82275562.59	*	94.79
PIMCO INVESTMENT GRADE CREDIT BOND I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	8283208.26	*	98.59
PIMCO LOW DURATION I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4967241.31	*	99.81
PIMCO LOW DURATION INCOME I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	13695881.95	*	95.26
PIMCO MORTGAGE OPP AND BOND I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4617396.29	*	99.28
PIMCO MORTGAGE-BACKED SECURITIES I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	433584.45	*	100

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO PREFERRED AND CAPITAL SEC I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	3982277.91	*	99.79
PIMCO RAE PLUS I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	968069.91	*	99.25
PIMCO REAL RETURN I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2672920.46	*	97.85
PIMCO REALESTATEREALRETURN STRAT I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	116123.2	*	92.82
PIMCO SHORT ASSET INVESTMENT I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	76911.7	*	100
PIMCO SHORT-TERM I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5621018.05	*	99.92

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS ABSOLUTE RETURN I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	455911.36	*	97.7
PIMCO STOCKSPLUS I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1025570.66	*	100
PIMCO STOCKSPLUS INTL (USD-HDG) I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1772737.11	*	94.54
PIMCO STOCKSPLUS INTL (USD-HDG) I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	102450.06		5.46
PIMCO STOCKSPLUS INTL (UNHEDGED) I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	526952.87	*	75.47
PIMCO STOCKSPLUS INTL (UNHEDGED) I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	171253.3		24.53
PIMCO STOCKSPLUS SHORT I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	316177.37	*	96.14

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SMALL I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1401229.89	*	98.2
PIMCO TOTAL RETURN I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	9376644.64	*	89.94
PIMCO TOTAL RETURN I-3	I-3	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	939660.19		9.01
PIMCO TRENDS MGD FUTURES STRAT I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1628895.03	*	100
PIMCO DYNAMIC BOND I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	637924.97	*	97.49
PIMCO CA MUNI INTERM VALUE INST	INST	**	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	4619499.63	*	70.9
PIMCO CA MUNI INTERM VALUE INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1777283.01	*	27.28
PIMCO CA MUNI OPPORT VALUE INST	INST	**	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	20215045.29	*	89.38

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CA MUNI OPPORT VALUE INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1315492.26		5.82
PIMCO NAT MUNI INTERM VALUE INST	INST	**	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	12874858.78	*	73.19
PIMCO NAT MUNI INTERM VALUE INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	2470987.33		14.05
PIMCO NAT MUNI INTERM VALUE INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	1231392.09		7
PIMCO NAT MUNI OPPORT VALUE INST	INST	**	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	20104960.31	*	90.35
PIMCO NAT MUNI OPPORT VALUE INST	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	1176872.16		5.29
PIMCO GNMA AND GOV SECURITIES I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	271731.62	*	99.34
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	70525.38		7.45
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	63359.63		6.69

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	202921.91		21.42
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	134139.48		14.16
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	64449.39		6.8
PIMCO RAE WW LONG/SHORT PLUS I-2	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	288277.62	*	30.44
PIMCO CLIMATE BOND INST	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	511762.83	*	30.09
PIMCO CLIMATE BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	184880.25		10.87
PIMCO CLIMATE BOND INST	INST	**	E TRADE SAVINGS BANK FBO XXX PO BOX 6503, ENGLEWOOD CO 80155-6503	441778.04	*	25.97
PIMCO CLIMATE BOND INST	INST	**	EULER HERMES NORTH AMERICA INSURANCE COMPANY 800 RED BROOK BLVD, OWINGS MILLS MD 21117-5173	96899.23		5.7

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CLIMATE BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	330679.93		19.44
PIMCO CLIMATE BOND I-2	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	182590.9	*	98.13
PIMCO CLIMATE BOND I-3	I-3	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1029.27		15.72
PIMCO CLIMATE BOND I-3	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	5517.27	*	84.28
PIMCO EMERGING MARKETS BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3180464.13		15.3
PIMCO EMERGING MARKETS BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1241690.03		5.97
PIMCO EMERGING MARKETS BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1387509.56		6.67
PIMCO EMERGING MARKETS BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3687689.86		17.74

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MARKETS BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1620972.8	7.8
PIMCO EMERGING MARKETS BOND A	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	1228685.2	5.91
PIMCO EMERGING MARKETS BOND A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1281460.82	6.16
PIMCO EMERGING MARKETS BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1688026.89	8.12
PIMCO SHORT-TERM A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	13670954.16	8.2
PIMCO SHORT-TERM A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	37993634.01	22.78
PIMCO SHORT-TERM A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	21677230.29	13
PIMCO SHORT-TERM A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	20568949.32	12.34

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT-TERM A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	8955255	5.37
PIMCO SHORT-TERM A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	12828716.46	7.69
PIMCO LONG-TERM US GOVERNMENT A	A		E*TRADE SAVINGS BANK FBO #XX PO BOX 6503, ENGLEWOOD CO 80155-6503	942441.01	6.53
PIMCO LONG-TERM US GOVERNMENT A	A	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO ATTN RS FUNDS OPERATIONS MIP C255, 1295 STATE ST, SPRINGFIELD MA 01111-0001	761170.85	5.27
PIMCO LONG-TERM US GOVERNMENT A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	901924.32	6.25
PIMCO LONG-TERM US GOVERNMENT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3052689.81	21.15
PIMCO LONG-TERM US GOVERNMENT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2456761.23	17.02
PIMCO LOW DURATION A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	7767136.63	7.43

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8725940.44	8.34
PIMCO LOW DURATION A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	10264413.27	9.82
PIMCO LOW DURATION A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	23609337.11	22.58
PIMCO LOW DURATION A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9255538.63	8.85
PIMCO LOW DURATION A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	8917372.83	8.53
PIMCO TOTAL RETURN A	A	**	CHARLES SCHWAB & CO INC RPS SPECIAL CUSTODY AC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	157708459.91	20.48
PIMCO TOTAL RETURN A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	65851258.15	8.55

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	173097764.59	22.48
PIMCO TOTAL RETURN A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	45671883.08	5.93
PIMCO HIGH YIELD A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	8178727.45	10.86
PIMCO HIGH YIELD A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5587518.92	7.42
PIMCO HIGH YIELD A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5731118.21	7.61
PIMCO HIGH YIELD A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	13285334.86	17.64
PIMCO HIGH YIELD A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5382254.05	7.15

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	6466146.26		8.59
PIMCO INTL BOND (USD-HEDGED) A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	28872889.9	*	30.34
PIMCO INTL BOND (USD-HEDGED) A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5269010.76		5.54
PIMCO INTL BOND (USD-HEDGED) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	20043021.32		21.06
PIMCO INTL BOND (USD-HEDGED) A	A		NATIONWIDE LIFE INSURANCE COMPANY DCVA C/X IPO PORTFOLIO ACCOUNTING PO BOX 182029, COLUMBUS OH 43218-2029	5130829.47		5.39
PIMCO INTL BOND (USD-HEDGED) A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	8969673.39		9.42
PIMCO STOCKSPLUS A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2079621.99		5.85

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS A	A	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO ATTN RS FUNDS OPERATIONS MIP C255, 1295 STATE ST, SPRINGFIELD MA 01111-0001	2670035.39	7.51
PIMCO STOCKSPLUS A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2929082.14	8.24
PIMCO STOCKSPLUS A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3751601.5	10.55
PIMCO STOCKSPLUS A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4126096.26	11.6
PIMCO STOCKSPLUS A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2767536.06	7.78
PIMCO REAL RETURN A	A	**	CHARLES SCHWAB & CO INC RPS SPECIAL CUSTODY AC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	9981533.63	6.72
PIMCO REAL RETURN A	A	**	JOHN HANCOCK LIFE INS CO (USA) ATTN JHRPS TRADING OPS ST6, 200 BERKELEY ST, BOSTON MA 02116-5022	14659394.72	9.86

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	21161536.51	14.24
PIMCO REAL RETURN A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	9016767.97	6.07
PIMCO REAL RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	22599043.38	15.21
PIMCO REAL RETURN A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8278728.42	5.57
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A		MATRIX TRUST COMPANY CUST FBO VERMEER CORPORATION XXX(K) RETIREME 717 17TH STREET SUITE 1300, DENVER CO 80202-3304	737922.44	17.16
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	248660.79	5.78
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	263780.8	6.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	621941.42		14.46
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	510961.11		11.88
PIMCO GLOBAL BOND OPP (USD-HEDGED) A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	257915.07		6
PIMCO MUNICIPAL BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4548047.81		5.16
PIMCO MUNICIPAL BOND A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	5451850.45		6.19
PIMCO MUNICIPAL BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8600790.47		9.77
PIMCO MUNICIPAL BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	9893772.32		11.24
PIMCO MUNICIPAL BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	29903019.54	*	33.96

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MUNICIPAL BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	8587623	9.75
PIMCO MORTGAGE-BACKED SECURITIES A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C (FBO) CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	786493.68	24.35
PIMCO MORTGAGE-BACKED SECURITIES A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	399178.06	12.36
PIMCO MORTGAGE-BACKED SECURITIES A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	801013.34	24.8
PIMCO MORTGAGE-BACKED SECURITIES A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	278700.69	8.63
PIMCO ALL ASSET A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	5508705.05	7.73
PIMCO ALL ASSET A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	3969474.27	5.57
PIMCO ALL ASSET A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5010374.89	7.03

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	7482016.27	10.5
PIMCO ALL ASSET A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	12205330.88	17.14
PIMCO ALL ASSET A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7327982.15	10.29
PIMCO ALL ASSET A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	8366988.87	11.75
PIMCO ALL ASSET ALL AUTHORITY A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3000844.16	5.31
PIMCO ALL ASSET ALL AUTHORITY A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4018639.96	7.12
PIMCO ALL ASSET ALL AUTHORITY A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2984692.44	5.29
PIMCO ALL ASSET ALL AUTHORITY A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5734877.99	10.15

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ALL AUTHORITY A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	6193590.15	10.97
PIMCO ALL ASSET ALL AUTHORITY A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	6596327.71	11.68
PIMCO ALL ASSET ALL AUTHORITY A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6074707.75	10.76
PIMCO ALL ASSET ALL AUTHORITY A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	3009738.34	5.33
PIMCO ALL ASSET ALL AUTHORITY A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	5083325.38	9
PIMCO INCOME A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	227854432.09	15.87
PIMCO INCOME A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	117755596.21	8.2

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INCOME A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	90952521.45	6.34
PIMCO INCOME A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	355458661.25	24.76
PIMCO INCOME A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	134302141.99	9.35
PIMCO INCOME A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	94439324.12	6.58
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	5804252.14	5.93
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	7712944.6	7.88
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	15199746.85	15.52
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	10465231.87	10.69

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	13527871.72	13.81
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	11845231.4	12.09
PIMCO HIGH YIELD MUNICIPAL BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	11136947.5	11.37
PIMCO EMG MKT CURR & SHORT-TERM INV A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	246950.15	22.91
PIMCO EMG MKT CURR & SHORT-TERM INV A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	55951.02	5.19
PIMCO EMG MKT CURR & SHORT-TERM INV A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	228951.68	21.24
PIMCO EMG MKT CURR & SHORT-TERM INV A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	140760.17	13.06
EM LOCAL CURRENCY AND BOND A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	570228.63	8.34

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM LOCAL CURRENCY AND BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	430273.41	6.29
EM LOCAL CURRENCY AND BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	445279.15	6.51
EM LOCAL CURRENCY AND BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1642633.67	24.02
EM LOCAL CURRENCY AND BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1348527.73	19.72
EM LOCAL CURRENCY AND BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	541312.72	7.91
EM LOCAL CURRENCY AND BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	346574.3	5.07
PIMCO DIVERSIFIED INCOME A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2215701.48	6.76
PIMCO DIVERSIFIED INCOME A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1844838.1	5.63

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DIVERSIFIED INCOME A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2242621.11		6.84
PIMCO DIVERSIFIED INCOME A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2427817.91		7.41
PIMCO DIVERSIFIED INCOME A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	7325123.17		22.35
PIMCO DIVERSIFIED INCOME A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2942308.07		8.98
PIMCO DIVERSIFIED INCOME A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2784297.68		8.5
PIMCO NEW YORK MUNICIPAL BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	11380059.4	*	33.41
PIMCO NEW YORK MUNICIPAL BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5395235.1		15.84

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO NEW YORK MUNICIPAL BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1762155.14		5.17
PIMCO NEW YORK MUNICIPAL BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9143313.29	*	26.84
PIMCO NEW YORK MUNICIPAL BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2525253.52		7.41
PIMCO CA INTERMEDIATE MUNI BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	600101.61		7.82
PIMCO CA INTERMEDIATE MUNI BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1059228.75		13.81
PIMCO CA INTERMEDIATE MUNI BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1915631.06		24.98
PIMCO CA INTERMEDIATE MUNI BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2399489.06	*	31.28
PIMCO SHORT DURATION MUNI INCOME A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	2437503.93		10.1
PIMCO SHORT DURATION MUNI INCOME A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	9100525.03	*	37.7

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT DURATION MUNI INCOME A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2978599.3	12.34
PIMCO SHORT DURATION MUNI INCOME A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1423521.49	5.9
PIMCO SHORT DURATION MUNI INCOME A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2479950.46	10.27
PIMCO LOW DURATION INCOME A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	23133831.48	10.23
PIMCO LOW DURATION INCOME A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	30833593.73	13.64
PIMCO LOW DURATION INCOME A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	45266564.03	20.02
PIMCO LOW DURATION INCOME A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	19389673.47	8.58
PIMCO LOW DURATION INCOME A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	17494842.37	7.74

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION INCOME A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	32829103.19		14.52
PIMCO INTL BOND (UNHEDGED) A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3864069.71	*	25.57
PIMCO INTL BOND (UNHEDGED) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	5885534.25	*	38.94
PIMCO INTL BOND (UNHEDGED) A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	851678.07		5.64
PIMCO INTL BOND (UNHEDGED) A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	786550.09		5.2
PIMCO RAE PLUS A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4257830.88		5.14
PIMCO RAE PLUS A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	4818192.39		5.81
PIMCO RAE PLUS A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	4605412.45		5.55

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	25277378.85	*	30.49
PIMCO RAE PLUS A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7541374.33		9.1
PIMCO RAE PLUS A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	4587032.52		5.53
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	7509397.45		17.11
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3697019.15		8.43
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	9824489.94		22.39
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3125663.88		7.12
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	2328356.38		5.31

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (USD-HDG) A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2333600.7	5.32
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C (FBO) CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	5765858.65	10.96
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	4516349.99	8.58
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	5960337.38	11.33
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	9360760.43	17.79
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3054333.48	5.8
PIMCO COMMODITYREAL- RETURN STRAT A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3248184.86	6.17
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	8851891.94	6.57

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	7144928.85	5.3
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	17886041	13.27
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	30950046.43	22.97
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	14769658.23	10.96
PIMCO INVESTMENT GRADE CREDIT BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	8564557.96	6.36
PIMCO STOCKSPLUS SHORT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	486731.85	16.24
PIMCO STOCKSPLUS SHORT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	210145.03	7.01
PIMCO STOCKSPLUS SHORT A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	157472.06	5.25

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SHORT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	828523.56	*	27.64
PIMCO STOCKSPLUS SHORT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	179515.61		5.99
PIMCO STOCKSPLUS SHORT A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	190815.95		6.37
PIMCO STOCKSPLUS SMALL A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3688759.09		8.6
PIMCO STOCKSPLUS SMALL A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	11537682.14	*	26.9
PIMCO STOCKSPLUS SMALL A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3146844.13		7.34
PIMCO STOCKSPLUS SMALL A	A	**	SECURITY BENEFIT DIRECTED FIDUCIARY FBO UMB BANK FOR VARIOUS RETIREMENT ACCOUNTS 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	5465861.44		12.74
PIMCO GNMA AND GOV SECURITIES A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1761790.88		6.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GNMA AND GOV SECURITIES A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1854501.2		6.45
PIMCO GNMA AND GOV SECURITIES A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2987782.89		10.39
PIMCO GNMA AND GOV SECURITIES A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1873029.08		6.51
PIMCO GNMA AND GOV SECURITIES A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3930230.65		13.67
PIMCO GNMA AND GOV SECURITIES A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2294473.86		7.98
PIMCO GNMA AND GOV SECURITIES A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2128153.83		7.4
PIMCO STOCKSPLUS INTL (UNHEDGED) A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3398701.51	*	45.29
PIMCO STOCKSPLUS INTL (UNHEDGED) A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	939379.56		12.52

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (UNHEDGED) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	968961.93		12.91
PIMCO STOCKSPLUS INTL (UNHEDGED) A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	382403.28		5.1
PIMCO REALESTATEREALRETURN STRAT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1884777.84		9.63
PIMCO REALESTATEREALRETURN STRAT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	5579245.75	*	28.52
PIMCO REALESTATEREALRETURN STRAT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2271060.55		11.61
PIMCO REALESTATEREALRETURN STRAT A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1003615.2		5.13
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	3968593.01		8.02
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	3751945.92		7.59

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2499876.65	5.05
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	10044787.14	20.31
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5326928.04	10.77
PIMCO STOCKSPLUS ABSOLUTE RETURN A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	4774225.69	9.65
PIMCO DYNAMIC BOND A	A	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1667810.24	6.91
PIMCO DYNAMIC BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1556352.84	6.45
PIMCO DYNAMIC BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2820832.36	11.69
PIMCO DYNAMIC BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2820017.02	11.69

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DYNAMIC BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	2667137.14		11.05
PIMCO DYNAMIC BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2523667.32		10.46
PIMCO DYNAMIC BOND A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1854677.32		7.69
PIMCO DYNAMIC BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2742498.23		11.37
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	249284.25	*	28.69
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	50907.08		5.86
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	50624.18		5.83
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	240324	*	27.66

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	47218.29		5.43
PIMCO RAE FUNDAMENTAL ADV PLUS A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	167190.29		13.83
PIMCO RAE FUNDAMENTAL ADV PLUS A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	735731.93	*	60.85
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	538538.31		5.62
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	636950.98		6.65
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1174483.98		12.26
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1058700.49		11.05

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	942467.32		9.84
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1194590.24		12.47
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	541441.23		5.65
PIMCO GLOBAL CORE ASSET ALLOCATION A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	977135.03		10.2
PIMCO GOVERNMENT MONEY MARKET A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	224264825.86	*	42.39
PIMCO GOVERNMENT MONEY MARKET A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	33231610.7		6.28
PIMCO GOVERNMENT MONEY MARKET A	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	124671553.61		23.57
PIMCO CA SHORT DURATION MUNI INC A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	212058.25		6.2

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CA SHORT DURATION MUNI INC A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	969301.76	*	28.33
PIMCO CA SHORT DURATION MUNI INC A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	249986.5		7.31
PIMCO CA SHORT DURATION MUNI INC A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	673520.15		19.69
PIMCO CA SHORT DURATION MUNI INC A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	764283.46		22.34
PIMCO EMERGING MARKETS BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	58309.02		5.46
PIMCO EMERGING MARKETS BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	224674.97		21.05
PIMCO EMERGING MARKETS BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	99712.7		9.34
PIMCO EMERGING MARKETS BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	115301.21		10.8

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MARKETS BOND C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	58079.3		5.44
PIMCO EMERGING MARKETS BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	78249.45		7.33
PIMCO EMERGING MARKETS BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	313375.55	*	29.36
PIMCO SHORT-TERM C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	746908.08		7.77
PIMCO SHORT-TERM C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	1417414.67		14.75
PIMCO SHORT-TERM C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	763360.93		7.94
PIMCO SHORT-TERM C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	757930.06		7.89
PIMCO SHORT-TERM C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1576091.47		16.4

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT-TERM C	CII	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	880864.09		9.17
PIMCO SHORT-TERM C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1759468.36		18.31
PIMCO LONG-TERM US GOVERNMENT C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	976359.49	*	39.27
PIMCO LONG-TERM US GOVERNMENT C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	281114.82		11.31
PIMCO LONG-TERM US GOVERNMENT C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	265127.24		10.66
PIMCO LONG-TERM US GOVERNMENT C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	520547.09		20.94
PIMCO LOW DURATION C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	428127.39		6.6
PIMCO LOW DURATION C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	438896.32		6.77
PIMCO LOW DURATION C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	633357.39		9.76

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	596428.59		9.19
PIMCO LOW DURATION C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	542170.75		8.36
PIMCO LOW DURATION C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	792610.68		12.22
PIMCO LOW DURATION C	CII	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	554311.94		8.54
PIMCO LOW DURATION C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1711993.91	*	26.39
PIMCO TOTAL RETURN C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1910433.56		6.36
PIMCO TOTAL RETURN C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2693998.52		8.97
PIMCO TOTAL RETURN C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2105442.63		7.01

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1869742.28	6.23
PIMCO TOTAL RETURN C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	2697185.79	8.98
PIMCO TOTAL RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5254826.13	17.5
PIMCO TOTAL RETURN C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	2300051.24	7.66
PIMCO TOTAL RETURN C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	5633703.02	18.76
PIMCO HIGH YIELD C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	223115.49	6.13
PIMCO HIGH YIELD C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	423998.66	11.64
PIMCO HIGH YIELD C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	259259.56	7.12

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	322252.1	8.85
PIMCO HIGH YIELD C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	368923.67	10.13
PIMCO HIGH YIELD C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	502486.62	13.79
PIMCO HIGH YIELD C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	683113.06	18.75
PIMCO INTL BOND (USD-HEDGED) C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	541646.42	9.89
PIMCO INTL BOND (USD-HEDGED) C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	361573.8	6.6
PIMCO INTL BOND (USD-HEDGED) C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	377481.38	6.89
PIMCO INTL BOND (USD-HEDGED) C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	750732.27	13.71

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INTL BOND (USD-HEDGED) C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	786813.74	14.37
PIMCO INTL BOND (USD-HEDGED) C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	546753.82	9.98
PIMCO INTL BOND (USD-HEDGED) C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	516571.63	9.43
PIMCO INTL BOND (USD-HEDGED) C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	830663.8	15.17
PIMCO STOCKSPLUS C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	427819.16	5.64
PIMCO STOCKSPLUS C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	448102.96	5.9
PIMCO STOCKSPLUS C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	505589	6.66
PIMCO STOCKSPLUS C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	393033.7	5.18

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	417716.22	5.5
PIMCO STOCKSPLUS C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1324486.67	17.45
PIMCO STOCKSPLUS C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	450871.87	5.94
PIMCO STOCKSPLUS C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1495517.78	19.7
PIMCO REAL RETURN C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	474678.73	7.03
PIMCO REAL RETURN C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	784293.39	11.61
PIMCO REAL RETURN C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	886827.02	13.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	445255.69	6.59
PIMCO REAL RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1203374	17.81
PIMCO REAL RETURN C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	559144.81	8.28
PIMCO REAL RETURN C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1264821.57	18.72
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	27053.7	5.24
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	31966.39	6.19
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	88530.84	17.14
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	51823.25	10.03

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	110636.9	21.42
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	53927.86	10.44
PIMCO GLOBAL BOND OPP (USD-HEDGED) C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	25873.96	5.01
PIMCO MUNICIPAL BOND C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	387320.81	8.84
PIMCO MUNICIPAL BOND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	359905.06	8.22
PIMCO MUNICIPAL BOND C	CII	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	492814.23	11.25
PIMCO MUNICIPAL BOND C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	451944.38	10.32
PIMCO MUNICIPAL BOND C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	305735.43	6.98

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MUNICIPAL BOND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	631943.09	14.43
PIMCO MUNICIPAL BOND C	CII	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	225616.56	5.15
PIMCO MUNICIPAL BOND C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	812547.49	18.55
PIMCO MORTGAGE-BACKED SECURITIES C	C		BOK TTE NORTH ROCK GRAND CRU REINSURANCE PO BOX 2180, TULSA OK 74101-2180	63960.84	17.11
PIMCO MORTGAGE-BACKED SECURITIES C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	21481.24	5.74
PIMCO MORTGAGE-BACKED SECURITIES C	C		SEI PRIVATE TRUST COMPANY C/O TRUIST ID XXX FBO NORTH ROCK PSC REINSURANCE ONE FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	91945.81	24.59
PIMCO MORTGAGE-BACKED SECURITIES C	C		U.S. BANK FBO CNA/GOFF REINSURANCE GRANTOR TR 1555 N RIVERCENTER DRIVE, SUITE 302, MILWAUKEE WI 53212-3958	48570.52	12.99
PIMCO MORTGAGE-BACKED SECURITIES C	C		U.S. BANK FBO CNA/HARRCO REINSURANCE 1555 N RIVERCENTER DRIVE, SUITE 302, MILWAUKEE WI 53212-3958	29758.03	7.96

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	324420.18	6.67
PIMCO ALL ASSET C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	324234.01	6.67
PIMCO ALL ASSET C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	279684.29	5.75
PIMCO ALL ASSET C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	427476.47	8.79
PIMCO ALL ASSET C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	828292.81	17.04
PIMCO ALL ASSET C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	660691.68	13.59
PIMCO ALL ASSET C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	945850.91	19.46
PIMCO ALL ASSET ALL AUTHORITY C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	485295.73	8.04

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET ALL AUTHORITY C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	847240.98	14.04
PIMCO ALL ASSET ALL AUTHORITY C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	951687.31	15.77
PIMCO ALL ASSET ALL AUTHORITY C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	501876.26	8.31
PIMCO ALL ASSET ALL AUTHORITY C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	888459.67	14.72
PIMCO INCOME C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	36054969.78	6.4
PIMCO INCOME C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	75058160.24	13.32
PIMCO INCOME C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	34386817.43	6.1
PIMCO INCOME C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	34674860.65	6.15

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INCOME C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	54058048.75	9.59
PIMCO INCOME C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	38708340.65	6.87
PIMCO INCOME C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	76289602.92	13.54
PIMCO INCOME C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	29843048.3	5.3
PIMCO INCOME C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	117741198.99	20.89
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	459009.63	6.56
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	713434.62	10.2
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	474265.88	6.78

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	648321.72	9.27
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	433779.51	6.2
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	576225.04	8.24
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1314607.64	18.79
PIMCO HIGH YIELD MUNICIPAL BOND C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1534075.62	21.93
EM LOCAL CURRENCY AND BOND C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	44122.9	9.11
EM LOCAL CURRENCY AND BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	82848.08	17.11
EM LOCAL CURRENCY AND BOND C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	87954.45	18.16

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM LOCAL CURRENCY AND BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	54045.42	11.16
EM LOCAL CURRENCY AND BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	27114.31	5.6
EM LOCAL CURRENCY AND BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	31458.74	6.5
EM LOCAL CURRENCY AND BOND C	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	34204.03	7.06
EM LOCAL CURRENCY AND BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	75395.36	15.57
PIMCO DIVERSIFIED INCOME C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	461816.48	8.05
PIMCO DIVERSIFIED INCOME C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	377399.34	6.58
PIMCO DIVERSIFIED INCOME C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	348883.68	6.08

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DIVERSIFIED INCOME C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	422922.97		7.38
PIMCO DIVERSIFIED INCOME C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	462145.68		8.06
PIMCO DIVERSIFIED INCOME C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	595743.44		10.39
PIMCO DIVERSIFIED INCOME C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	601559.63		10.49
PIMCO DIVERSIFIED INCOME C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1652348.91	*	28.82
PIMCO NEW YORK MUNICIPAL BOND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	1160499.66	*	61.19
PIMCO NEW YORK MUNICIPAL BOND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	227510.36		12
PIMCO NEW YORK MUNICIPAL BOND C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	173801.98		9.16

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CA INTERMEDIATE MUNI BOND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	108162.46		22.25
PIMCO CA INTERMEDIATE MUNI BOND C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	53450.79		10.99
PIMCO CA INTERMEDIATE MUNI BOND C	CII	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	68896.87		14.17
PIMCO CA INTERMEDIATE MUNI BOND C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	191247.14	*	39.34
PIMCO SHORT DURATION MUNI INCOME C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	66686.49		11.95
PIMCO SHORT DURATION MUNI INCOME C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	95520.15		17.12
PIMCO SHORT DURATION MUNI INCOME C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	92619.71		16.6
PIMCO SHORT DURATION MUNI INCOME C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	197591.75	*	35.41
PIMCO LOW DURATION INCOME C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1925749.04		7.51

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION INCOME C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	2760403.96		10.76
PIMCO LOW DURATION INCOME C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1731165.81		6.75
PIMCO LOW DURATION INCOME C	CII	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3766822.23		14.69
PIMCO LOW DURATION INCOME C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2327841.2		9.08
PIMCO LOW DURATION INCOME C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1871086.75		7.3
PIMCO LOW DURATION INCOME C	CII	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1606792.23		6.27
PIMCO LOW DURATION INCOME C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	6511328.85	*	25.39
PIMCO INTL BOND (UNHEDGED) C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	30345.48		7.21
PIMCO INTL BOND (UNHEDGED) C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	31963.42		7.6

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INTL BOND (UNHEDGED) C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	141202.33	*	33.57
PIMCO INTL BOND (UNHEDGED) C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	83263.63		19.79
PIMCO INTL BOND (UNHEDGED) C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	49200.79		11.7
PIMCO INTL BOND (UNHEDGED) C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	22239.36		5.29
PIMCO RAE PLUS C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	1509754.22		6.93
PIMCO RAE PLUS C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	1854585.84		8.52
PIMCO RAE PLUS C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	2200170.93		10.1
PIMCO RAE PLUS C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1213669.55		5.57

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3417909.64	15.69
PIMCO RAE PLUS C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2421462.99	11.12
PIMCO RAE PLUS C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1101019.45	5.06
PIMCO RAE PLUS C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3823460.87	17.56
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	879188.01	9.12
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	483261.16	5.01
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	612989.34	6.36
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	590405.33	6.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	767662.7		7.97
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1073592.41		11.14
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1309894.15		13.59
PIMCO STOCKSPLUS INTL (USD-HDG) C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2304391.68		23.91
PIMCO COMMODITYREAL- RETURN STRAT C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1190060.06		16.59
PIMCO COMMODITYREAL- RETURN STRAT C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	2559090.42	*	35.67
PIMCO COMMODITYREAL- RETURN STRAT C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	396892.91		5.53

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO COMMODITYREAL- RETURN STRAT C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1369752.11	19.09
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1212187.31	5.65
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	1401026.3	6.52
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1157595.61	5.39
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1878639.05	8.75
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1993511.7	9.28
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	2070889.73	9.64
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3262494.07	15.19

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1078392.01		5.02
PIMCO INVESTMENT GRADE CREDIT BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3819546.85		17.79
PIMCO STOCKSPLUS SHORT C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	158875		24.11
PIMCO STOCKSPLUS SHORT C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	69632.49		10.56
PIMCO STOCKSPLUS SHORT C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	322895.06	*	48.99
PIMCO STOCKSPLUS SMALL C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	804264.51		10.66
PIMCO STOCKSPLUS SMALL C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	785625.7		10.41
PIMCO STOCKSPLUS SMALL C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	893548.42		11.84

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS SMALL C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	738483.56	9.79
PIMCO STOCKSPLUS SMALL C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1616857.98	21.43
PIMCO GNMA AND GOV SECURITIES C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	145735.73	5.08
PIMCO GNMA AND GOV SECURITIES C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	165244.08	5.75
PIMCO GNMA AND GOV SECURITIES C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	184132.06	6.41
PIMCO GNMA AND GOV SECURITIES C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	327551.21	11.41
PIMCO GNMA AND GOV SECURITIES C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	542844.97	18.91
PIMCO GNMA AND GOV SECURITIES C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	185950.27	6.48

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GNMA AND GOV SECURITIES C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	819609.3	*	28.54
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	33585.06		5.12
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	60536.6		9.22
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	51015.96		7.77
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	105455.02		16.07
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	89185.95		13.59
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	58493.09		8.91
PIMCO STOCKSPLUS INTL (UNHEDGED) C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	80740.56		12.3

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REALESTATEREALRETURN STRAT C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	177928.78		8.03
PIMCO REALESTATEREALRETURN STRAT C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	145642.25		6.57
PIMCO REALESTATEREALRETURN STRAT C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	291986.05		13.17
PIMCO REALESTATEREALRETURN STRAT C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	673707.74	*	30.39
PIMCO REALESTATEREALRETURN STRAT C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	326897.44		14.75
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	2029172.01		17.53
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	1069971.19		9.24
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1215842.81		10.5

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1428650.9	12.34
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	684210.96	5.91
PIMCO STOCKSPLUS ABSOLUTE RETURN C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	2053303.91	17.73
PIMCO DYNAMIC BOND C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	126438.82	5.01
PIMCO DYNAMIC BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	169380.41	6.72
PIMCO DYNAMIC BOND C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	380772.68	15.1
PIMCO DYNAMIC BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	505069.54	20.03
PIMCO DYNAMIC BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	211278.73	8.38

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO DYNAMIC BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	241589.68	9.58
PIMCO DYNAMIC BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	190415.56	7.55
PIMCO DYNAMIC BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	306574.76	12.16
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	38076.93	5.23
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	125386.9	17.23
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	48638.73	6.69
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	101039.59	13.89
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	66470.28	9.14
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	40903.41	5.62

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL CORE ASSET ALLOCATION C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	131803.69		18.12
PIMCO GOVERNMENT MONEY MARKET C	C		INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202, GREENWICH CT 06830-5576	5372630.88		18.37
PIMCO GOVERNMENT MONEY MARKET C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	9768938.81	*	33.4
PIMCO GOVERNMENT MONEY MARKET C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1716142.14		5.87
PIMCO GOVERNMENT MONEY MARKET C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3974510.64		13.59
PIMCO SHORT-TERM R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	11015801.09	*	92.86
PIMCO LOW DURATION R	R	**	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY, WINDSOR CT 06095-4773	1004045.52		8.51
PIMCO LOW DURATION R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	5322128.82	*	45.11
PIMCO LOW DURATION R	R	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	617554.18		5.23
PIMCO LOW DURATION R	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C'S 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	2109160.81		17.88
PIMCO LOW DURATION R	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	798616.13		6.77

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN R	R	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	11229997.02		17.54
PIMCO TOTAL RETURN R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	7038051.75		10.99
PIMCO TOTAL RETURN R	R	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	6441138.18		10.06
PIMCO TOTAL RETURN R	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C'S 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	6727687.65		10.51
PIMCO TOTAL RETURN R	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	8426980.16		13.16
PIMCO HIGH YIELD R	R		AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	205910.75		5.14
PIMCO HIGH YIELD R	R	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	366394.44		9.15
PIMCO HIGH YIELD R	R		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # M200-INVST, SPRINGFIELD MA 01111-0001	360977.68		9.02
PIMCO HIGH YIELD R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	1666386.66	*	41.63
PIMCO INTL BOND (USD-HEDGED) R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	2075290.8	*	30.99
PIMCO INTL BOND (USD-HEDGED) R	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C'S 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	1900332.1	*	28.37

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INTL BOND (USD-HEDGED) R	R	**	UMB BANK NA FIDUCIARY FOR VARIOUS TAX DEFERRED ACCOUNTS ATTN FINANCE DEPARTMENT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	745154.78		11.13
PIMCO STOCKSPLUS R	R	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO ATTN RS FUNDS OPERATIONS MIP C255, 1295 STATE ST, SPRINGFIELD MA 01111-0001	533046.77		11.57
PIMCO STOCKSPLUS R	R		RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 78446, ATLANTA GA 30357-2446	306008.4		6.64
PIMCO STOCKSPLUS R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	2905293.31	*	63.06
PIMCO REAL RETURN R	R	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT ATTN: UIT OPERATIONS, PO BOX 2999, HARTFORD CT 06104-2999	2686854.66		13.43
PIMCO REAL RETURN R	R	**	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY, WINDSOR CT 06095-4773	2099805.45		10.5
PIMCO REAL RETURN R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	5975042.62	*	29.87
PIMCO REAL RETURN R	R	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	1019162.13		5.09
PIMCO REAL RETURN R	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C'S 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	2321185.4		11.6
PIMCO ALL ASSET R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	412211.02		11.64

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET R	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C'S 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	414469.88		11.7
PIMCO ALL ASSET R	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	1720853.65	*	48.58
PIMCO INCOME R	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST, DES MOINES IA 50392-0001	2860285.19		6.29
PIMCO INCOME R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	17560665.84	*	38.59
PIMCO INCOME R	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	10522069.62		23.12
PIMCO COMMODITYREAL- RETURN STRAT R	R	**	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY, WINDSOR CT 06095-4773	1204408.39		20.1
PIMCO COMMODITYREAL- RETURN STRAT R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	3043035.64	*	50.79
PIMCO COMMODITYREAL- RETURN STRAT R	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	695824.47		11.61
PIMCO DYNAMIC BOND R	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST, DES MOINES IA 50392-0001	29435.79		5.47
PIMCO DYNAMIC BOND R	R		MID ATLANTIC TRUST COMPANY FBO LOTT OIL COMPANY, INC. XXX(K) PLAN 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH PA 15222-4228	40522.77		7.53
PIMCO DYNAMIC BOND R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE, TOPEKA KS 66636-1001	391727.07	*	72.76

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STRATEGIC BOND A	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	156901.54	6.06
PIMCO STRATEGIC BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	501050.61	19.34
PIMCO STRATEGIC BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	134239.96	5.18
PIMCO STRATEGIC BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	147074.73	5.68
PIMCO STRATEGIC BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	359002.65	13.85
PIMCO STRATEGIC BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	284261.91	10.97
PIMCO STRATEGIC BOND A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	164342.06	6.34
PIMCO STRATEGIC BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	155175.56	5.99
PIMCO COMMODITIESPLUS STRAT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1118420.68	7.63

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO COMMODITIESPLUS STRAT A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2529809.14		17.27
PIMCO COMMODITIESPLUS STRAT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	5712767.02	*	38.99
PIMCO COMMODITIESPLUS STRAT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	817752.15		5.58
PIMCO COMMODITIESPLUS STRAT A	A		TRUKAN & CO PO BOX 3699, WICHITA KS 67201-3699	1609956.66		10.99
PIMCO HIGH YIELD SPECTRUM A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	720620.96		13
PIMCO HIGH YIELD SPECTRUM A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	297209.74		5.36
PIMCO HIGH YIELD SPECTRUM A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	350874.01		6.33
PIMCO HIGH YIELD SPECTRUM A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1504693.92	*	27.15

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD SPECTRUM A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	599581.15		10.82
PIMCO HIGH YIELD SPECTRUM A	A	**	SECURITY BENEFIT DIRECTED FIDUCIARY FBO UMB BANK FOR VARIOUS RETIREMENT ACCOUNTS 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	670398.42		12.09
PIMCO LOW DURATION CREDIT FUND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	672506.55		10.64
PIMCO LOW DURATION CREDIT FUND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR C USTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1544237.11		24.43
PIMCO LOW DURATION CREDIT FUND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1227498.83		19.42
PIMCO LOW DURATION CREDIT FUND A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	391727.6		6.2
PIMCO TOTAL RETURN IV A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	1107569.5	*	71.28
PIMCO TOTAL RETURN IV A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	137013		8.82
PIMCO TOTAL RETURN IV A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR C USTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	164657.67		10.6

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	509140.97	*	25.62
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	237592.39		11.95
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	121859.2		6.13
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	263090.52		13.24
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	248343.2		12.49
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	145832.7		7.34
PIMCO CREDIT OPPORTUNITIES BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	207998.89		10.46
PIMCO INFLATION RESPONSE M-A A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	399314.84		14.85

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO INFLATION RESPONSE M-A A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	239822.92		8.92
PIMCO INFLATION RESPONSE M-A A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	835039.48	*	31.05
PIMCO INFLATION RESPONSE M-A A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	621474.56		23.11
PIMCO CALIFORNIA MUNICIPAL BOND A	A		D A DAVIDSON & CO PATRICIA J YZURDIAGA TRUST 8 THIRD STREET NORTH, GREAT FALLS MT 59401-3155	393068.38		9.75
PIMCO CALIFORNIA MUNICIPAL BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	305792.21		7.59
PIMCO CALIFORNIA MUNICIPAL BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	950578.68		23.58
PIMCO CALIFORNIA MUNICIPAL BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	658704.03		16.34
PIMCO CALIFORNIA MUNICIPAL BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1417012.8	*	35.15
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	694843.39		15.87

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	291756.61	6.66
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	322439.26	7.36
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	933045.19	21.31
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	723962.16	16.54
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	541930.06	12.38
PIMCO NATL INTERMEDIATE MUNI BOND A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	579334.13	13.23
PIMCO SHORT ASSET INVESTMENT A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	6825852.47	18
PIMCO SHORT ASSET INVESTMENT A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	8807222.96	23.23

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT ASSET INVESTMENT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	2818963.68	7.43
PIMCO SHORT ASSET INVESTMENT A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5293792.04	13.96
PIMCO SHORT ASSET INVESTMENT A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	5772859.34	15.23
PIMCO MORTGAGE OPP AND BOND A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2977570.73	19.37
PIMCO MORTGAGE OPP AND BOND A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	854695.58	5.56
PIMCO MORTGAGE OPP AND BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	909832.56	5.92
PIMCO MORTGAGE OPP AND BOND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	1259465.08	8.19
PIMCO MORTGAGE OPP AND BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	3596491.92	23.4

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MORTGAGE OPP AND BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1615192.83		10.51
PIMCO MORTGAGE OPP AND BOND A	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	863210.47		5.62
PIMCO MORTGAGE OPP AND BOND A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	982066.84		6.39
PIMCO MORTGAGE OPP AND BOND A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	964343.98		6.27
PIMCO RAE PLUS EMG A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	156594.07		10.54
PIMCO RAE PLUS EMG A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	541906.03	*	36.48
PIMCO RAE PLUS EMG A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	113952.14		7.67
PIMCO RAE PLUS EMG A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	369858.79		24.9
PIMCO TRENDS MGD FUTURES STRAT A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	2304777.88	*	60.68

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TRENDS MGD FUTURES STRAT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	719938.3	18.96
PIMCO TRENDS MGD FUTURES STRAT A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	300541.71	7.91
PIMCO STRATEGIC BOND C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	42295.04	11.92
PIMCO STRATEGIC BOND C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	48346.41	13.62
PIMCO STRATEGIC BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	57657.24	16.24
PIMCO STRATEGIC BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	18907.48	5.33
PIMCO STRATEGIC BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	75049.94	21.14
PIMCO STRATEGIC BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	43841.49	12.35

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO STRATEGIC BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	19075.9		5.37
PIMCO COMMODITIESPLUS STRAT C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	57940.11		5.21
PIMCO COMMODITIESPLUS STRAT C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	113927.12		10.25
PIMCO COMMODITIESPLUS STRAT C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	255074.89		22.94
PIMCO COMMODITIESPLUS STRAT C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	129786.67		11.67
PIMCO COMMODITIESPLUS STRAT C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	321266.35	*	28.9
PIMCO HIGH YIELD SPECTRUM C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	38979.17		8.26
PIMCO HIGH YIELD SPECTRUM C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	96718.95		20.49

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD SPECTRUM C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	45283.84	9.59
PIMCO HIGH YIELD SPECTRUM C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	60837.1	12.89
PIMCO HIGH YIELD SPECTRUM C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	80229.13	17
PIMCO HIGH YIELD SPECTRUM C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	57093.98	12.1
PIMCO HIGH YIELD SPECTRUM C	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	24290.08	5.15
PIMCO LOW DURATION CREDIT FUND C	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	83696.65	8.64
PIMCO LOW DURATION CREDIT FUND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	55808.45	5.76
PIMCO LOW DURATION CREDIT FUND C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	158380.81	16.36

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LOW DURATION CREDIT FUND C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR C USTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	80598.19		8.32
PIMCO LOW DURATION CREDIT FUND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	251626.58	*	25.98
PIMCO LOW DURATION CREDIT FUND C	CII	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	94627.45		9.77
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	24590.47		6.28
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	23413		5.98
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	132572.25	*	33.83
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	39298.72		10.03
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	44798.62		11.43
PIMCO CREDIT OPPORTUNITIES BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	62808.93		16.03

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO CALIFORNIA MUNICIPAL BOND C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	35265.37		14.42
PIMCO CALIFORNIA MUNICIPAL BOND C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	115671.14	*	47.29
PIMCO CALIFORNIA MUNICIPAL BOND C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	18324.95		7.49
PIMCO CALIFORNIA MUNICIPAL BOND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	59423.68		24.3
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	16933.81		7.35
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	35174.47		15.27
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	74189.48	*	32.21
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	32609.88		14.16
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	39106.53		16.98

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO NATL INTERMEDIATE MUNI BOND C	CII	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	23946.27	10.4
PIMCO MORTGAGE OPP AND BOND C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	152303.75	5.28
PIMCO MORTGAGE OPP AND BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	412192.31	14.28
PIMCO MORTGAGE OPP AND BOND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	350884.68	12.16
PIMCO MORTGAGE OPP AND BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	208927.05	7.24
PIMCO MORTGAGE OPP AND BOND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	469270.3	16.26
PIMCO MORTGAGE OPP AND BOND C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	162957.59	5.65
PIMCO MORTGAGE OPP AND BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	223886.43	7.76

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MORTGAGE OPP AND BOND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	537329.07		18.62
PIMCO RAE PLUS EMG C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	29016.67		17.5
PIMCO RAE PLUS EMG C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	32608.33		19.67
PIMCO RAE PLUS EMG C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	40681.4		24.53
PIMCO RAE PLUS EMG C	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08, MINNEAPOLIS MN 55402-4413	18481.61		11.15
PIMCO RAE PLUS EMG C	C		UMB BANK NA CUST ROLLOVER IRA FBO BARBARA J ZAVAR 1887 CARYN DR, HELLERTOWN PA 18055-3402	8587.43		5.18
PIMCO RAE PLUS SMALL A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	502984.99		18.01
PIMCO RAE PLUS SMALL A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	929239.38	*	33.27

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS SMALL A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	261033.28	9.35
PIMCO RAE PLUS SMALL A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	461193.99	16.51
PIMCO RAE PLUS INTERNATIONAL A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	153115.12	20.72
PIMCO RAE PLUS INTERNATIONAL A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	38553.75	5.22
PIMCO RAE PLUS INTERNATIONAL A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	97360.5	13.17
PIMCO RAE PLUS INTERNATIONAL A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	74548.45	10.09
PIMCO PREFERRED AND CAPITAL SEC A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	4824498.09	16.46
PIMCO PREFERRED AND CAPITAL SEC A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1802530.14	6.15
PIMCO PREFERRED AND CAPITAL SEC A	A	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	1493977.56	5.1
PIMCO PREFERRED AND CAPITAL SEC A	A	**	LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121-1968	1466404.28	5

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO PREFERRED AND CAPITAL SEC A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	7962783.48	*	27.17
PIMCO PREFERRED AND CAPITAL SEC A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4973396.01		16.97
PIMCO PREFERRED AND CAPITAL SEC A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	2490430.63		8.5
PIMCO PREFERRED AND CAPITAL SEC A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	1937961.34		6.61
PIMCO GLOBAL BOND OPP (UNHEDGED) A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	191552.9		22.15
PIMCO GLOBAL BOND OPP (UNHEDGED) A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-1995	369295.07	*	42.71
PIMCO GLOBAL BOND OPP (UNHEDGED) A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	143847.12		16.64
PIMCO GLOBAL BOND OPP (UNHEDGED) A	A		TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226, OMAHA NE 68103-2226	49386.2		5.71
PIMCO LONG DURATION TOTAL RETURN A	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	230674.22		7.38

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG DURATION TOTAL RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-1995	2192477.56	*	70.16
PIMCO LONG DURATION TOTAL RETURN A	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	269191.33		8.61
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	139028.07		5.06
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	279847.61		10.19
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1932	159397.51		5.81
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	610201.86		22.22
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	436455.27		15.9
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	194333.95		7.08

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE WORLDWIDE LONG/SHORT PLUS A	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	286039.94		10.42
PIMCO CLIMATE BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	24100.08	*	37.54
PIMCO CLIMATE BOND A	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	29895.38	*	46.57
PIMCO TOTAL RETURN ESG FUND A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3710	273779.01		10.92
PIMCO TOTAL RETURN ESG FUND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1047135.01	*	41.78
PIMCO TOTAL RETURN ESG FUND A	A	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL SC1 FL 12, NEW YORK NY 10004-1932	132900.3		5.3
PIMCO TOTAL RETURN ESG FUND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	629808.49	*	25.13

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE PLUS SMALL C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	70130.37		17.65
PIMCO RAE PLUS SMALL C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	25928.36		6.53
PIMCO RAE PLUS SMALL C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	44892.94		11.3
PIMCO RAE PLUS SMALL C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	70989.73		17.87
PIMCO RAE PLUS SMALL C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	111911.02	*	28.17
PIMCO LONG DURATION TOTAL RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	28240.6		8.89
PIMCO LONG DURATION TOTAL RETURN C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	259403.16	*	81.7
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	60168.77		5.09
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	107471.46		9.08

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ATTN MUTUAL FUNDS DEPT 4TH FL, 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-1995	215177.21		18.19
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	232719.9		19.67
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	114471.83		9.68
PIMCO RAE WORLDWIDE LONG/SHORT PLUS C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	211448.12		17.87
PIMCO PREFERRED AND CAPITAL SEC C	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	676908.77	*	33.37
PIMCO PREFERRED AND CAPITAL SEC C	C	**	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR, BROOKLYN NY 11245-0003	210671.92		10.39
PIMCO PREFERRED AND CAPITAL SEC C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	273236.73		13.47
PIMCO PREFERRED AND CAPITAL SEC C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	145032.95		7.15

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO PREFERRED AND CAPITAL SEC C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	362282.06		17.86
PIMCO PREFERRED AND CAPITAL SEC C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	246908.27		12.17
PIMCO CLIMATE BOND FUND CLASS C	C	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1013.51		17.44
PIMCO CLIMATE BOND FUND CLASS C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4799.31	*	82.56
PIMCO TOTAL RETURN ESG FUND C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	6612.14		8.36
PIMCO TOTAL RETURN ESG FUND C	C	**	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL SC1 FL 12, NEW YORK NY 10004-1932	8596.21		10.87
PIMCO TOTAL RETURN ESG FUND C	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	15036.89		19.02
PIMCO TOTAL RETURN ESG FUND C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	10956.11		13.86
PIMCO TOTAL RETURN ESG FUND C	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	32974.79	*	41.72

Code of Ethics
The Trust, PIMCO, Research Affiliates, Gurtin and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by the Funds, and such personnel do, from time to time, invest in securities held by the Funds.
Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository. State Street also serves as custodian for assets of the CRRS Subsidiary, GCAA Subsidiary, CPS Subsidiary, IRMA Subsidiary, MF Subsidiary and CSF Subsidiary.
Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.
DST Asset Manager Solutions, Inc., P.O. Box 219024, Kansas City, Missouri 64121-9094, serves as transfer agent and dividend disbursing agent for the Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds. DST Asset Manager Solutions, Inc., P.O. Box 219294, Kansas City, MO 64121-9294 serves as transfer agent and dividend disbursing agent for the Class A, Class C, Class C-2 and Class R shares of the Funds.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.
Legal Counsel
Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as legal counsel to the Trust.
Registration Statement
This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements
Audited financial statements for the Trust as of March 31, 2021, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2021 Annual Reports, which were filed with the SEC in the initial submission and the companion submission.
PF000SAI_120121